Filed pursuant to 497(b)
File No. 333-170361

RiverSource Partners Fundamental Value Fund

Seligman Capital Fund

RiverSource Disciplined Small Cap Value Fund

Seligman Growth Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

COMBINED PROXY STATEMENT/PROSPECTUS

December 20, 2010

This is a brief overview of the reorganization and certain other actions proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund. In addition, the directors of each of the funds listed above have nominated candidates for election or re-election as directors. Shareholders of those funds are entitled to vote in these elections. Shareholders of certain of the funds listed above are also being asked to vote on an amendment to the Articles of Incorporation of the corporation of which their fund is a series in order to increase the maximum permissible number of directors from fifteen to twenty so that each of the candidates nominated by the directors, if elected, can serve on its board of directors.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of directors (the “Board”) of each fund listed above has reviewed its proposed reorganization and, as applicable, the proposed amendment, and recommends that you approve them, these proposals generally cannot go forward without the approval of shareholders. Similarly, while the Board of each fund has nominated candidates for director, you have the right to vote to elect the directors that oversee your fund. Until a fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
RiverSource Partners Fundamental Value Fund	Columbia Contrarian Core Fund
Seligman Capital Fund	Columbia Mid Cap Growth Fund
RiverSource Disciplined Small Cap Value Fund	Columbia Small Cap Value Fund I
Seligman Growth Fund	Columbia Large Cap Growth Fund
RiverSource Disciplined Small and Mid Cap Equity Fund	Columbia Mid Cap Value Fund

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund shares at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds.”) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

In addition, shareholders of each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund are being asked to vote to amend such Funds’ Articles of Incorporation to increase the maximum number of directors from fifteen to twenty, and shareholders of each Selling Fund are being asked to vote for the election or re-election of sixteen nominees as directors of those Selling Funds.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization, to the election or re-election of nominees as directors of your Selling Fund and, as applicable, to the proposed amendment to the Articles of Incorporation.

Q: Why are the Reorganizations being proposed?

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

The proposed Reorganizations are among the reorganizations recommended by Columbia Management following the Transaction. Columbia Management’s overall goal in proposing the Reorganizations is twofold. First, by combining Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds with generally similar investment objectives, strategies and policies, each combined investment portfolio will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the Combined Fund Complex, management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganizations. Reorganization costs will be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would generally be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the second quarter of 2011.

Q: Why have the Boards of the Selling Funds nominated candidates for election to those Boards?

Following the Transaction described above, the boards of directors/trustees of the RiverSource Fund Complex (the “Columbia RiverSource Board”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Board and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of directors/trustees. In this regard, even though the Columbia RiverSource Board would be larger and cause the portion of the Combined Fund Complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, the Governance Committee of the Columbia Nations Board and the Board Governance Committee of the Columbia RiverSource Board, along with each full Board, have nominated the 16 individuals listed in the combined proxy statement/prospectus for election to the Columbia Nations Board and the Columbia RiverSource Board, each to hold office for an indefinite term. Information about each nominee is set forth in this combined proxy statement/prospectus under Proposal 6.

Q: Why have the Boards of certain Funds proposed amendments to the Funds’ Articles of Incorporation?

The Articles of Incorporation of certain Funds include provisions that limit board size to 15 directors. To accommodate the proposed 16-person board of directors described above, the Articles of Incorporation must be amended to increase the maximum permissible number of directors, which requires shareholder approval.

Q: If approved, when will the amendment to the Articles of Incorporation and the changes to Board membership of my Fund take effect?

The amendment to the Articles of Incorporation and the changes to the Board membership of your Fund will take effect as soon as practicable following shareholder approval and are expected to take effect before the end of the second quarter of 2011. For RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, the outcome of the proposal to change the Board membership will be affected by the outcome of the proposal to amend the Articles of

Incorporation. If shareholders of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable, approve the proposal to amend the Articles of Incorporation, it will permit the election of all sixteen nominees to their Board. If the shareholders of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable, do not approve the proposal to amend the Articles of Incorporation and elect all sixteen nominees to the Board of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable, nominee William F. Truscott will not serve as a director of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund, FOR the proposed amendment to the Articles of Incorporation of your Selling Fund, if applicable, and FOR each nominee for election as director of your Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at One Financial Center, Boston, MA (5th Floor, Conference Room A) on February 15, 2011

The deadline for voting by telephone or internet is 11:59 p.m. ET on February 14, 2011. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

RiverSource Managers Series, Inc.

RiverSource Partners Fundamental Value Fund

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small Cap Value Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

To be held February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 1:00 p.m. on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. At the Meeting, shareholders will consider the following proposals with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RiverSource Managers Series, Inc., on behalf of its RiverSource Partners Fundamental Value Fund series, Seligman Capital Fund, Inc., RiverSource Dimensions Series, Inc., on behalf of its RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund series, Seligman Growth Fund, Inc., certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
RiverSource Partners Fundamental Value Fund	Columbia Contrarian Core Fund	1
Seligman Capital Fund	Columbia Mid Cap Growth Fund	2
RiverSource Disciplined Small Cap Value Fund	Columbia Small Cap Value Fund I	3
Seligman Growth Fund	Columbia Large Cap Growth Fund	4
RiverSource Disciplined Small and Mid Cap Equity Fund	Columbia Mid Cap Value Fund	5

For shareholders of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund only, approval of the Agreement also will constitute approval of an amendment to the Articles of Incorporation of the corporation of which such Selling Fund is a series (as indicated on the top of this page) to provide that such Selling Fund be acquired by the corresponding Buying Fund.

2.	Shareholders of each Selling Fund also will vote on nominees for director. (Proposal 6).

3.	Shareholders of each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund also will vote on a proposed amendment to the Articles of Incorporation of RiverSource Dimensions Series, Inc. or RiverSource Managers Series, Inc., as applicable, to increase the maximum number of board members. (Proposal 7).

Shareholders of each Selling Fund will vote on each of Proposals 6 and 7, as applicable, together as a single class with shareholders of each other series, if any, of the corporation of which such fund is a series. The name of the corporation of which each fund is a series is indicated in bold at the beginning of this notice.

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 800-708-7953. It is important that you vote. The board of directors of each Selling Fund recommends that you vote FOR its Reorganization, FOR each nominee for director, and, if applicable, FOR the amendment of its Articles of Incorporation.

By order of the boards of directors

Scott R. Plummer, Secretary

December 20, 2010

RiverSource Partners Fundamental Value Fund

Seligman Capital Fund

RiverSource Disciplined Small Cap Value Fund

Seligman Growth Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated December 20, 2010

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about January 5, 2011. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among RiverSource Managers Series, Inc., on behalf of its RiverSource Partners Fundamental Value Fund series (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Contrarian Core Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Partners Fundamental Value Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R4	g	Class R4

2.	To approve an Agreement and Plan of Reorganization by and among Seligman Capital Fund, Inc. (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Mid Cap Growth Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Seligman Capital Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R*	g	Class R
Class R5	g	Class R5

*	Class R shares of Seligman Capital Fund were formerly named Class R2 shares.

Proposal		To be voted on by shareholders of:
3.	To approve an Agreement and Plan of Reorganization by and among RiverSource Dimensions Series Inc., on behalf of its RiverSource Disciplined Small Cap Value Fund series (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Small Cap Value Fund I series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Disciplined Small Cap Value Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R*	g	Class R

*	Class R shares of RiverSource Disciplined Small Cap Value Fund were formerly named Class R2 shares.

4.	To approve an Agreement and Plan of Reorganization by and among Seligman Growth Fund, Inc. (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Large Cap Growth Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Seligman Growth Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R*	g	Class R
Class R4	g	Class R4
Class R5	g	Class R5

*	Class R shares of Seligman Growth Fund were formerly named Class R2 shares.

To be voted on by shareholders of:
5.	To approve an Agreement and Plan of Reorganization by and among RiverSource Dimensions Series, Inc., on behalf of its RiverSource Disciplined Small and Mid Cap Equity Fund series (a “Selling Fund”), Columbia Funds Series Trust, on behalf of its Columbia Mid Cap Value Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Disciplined Small and Mid Cap Equity Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R4	g	Class R4
Class W	g	Class W

6.	To elect nominees as directors.	RiverSource Partners Fundamental Value Fund, Seligman Capital Fund, RiverSource Disciplined Small Cap Value Fund, Seligman Growth Fund and RiverSource Disciplined Small and Mid Cap Equity Fund

7.	To approve proposed amendments to the Articles of Incorporation of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc., as applicable, to increase the maximum number of board members.	RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund

The proposals will be considered by shareholders who owned shares of the Selling Funds on December 17, 2010 at a joint special meeting of shareholders (the “Meeting”) that will be held at 1.00 p.m on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof). Please read this combined proxy statement/prospectus and keep it for future reference.

Although the board of directors (the “Board”) of each Selling Fund* recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

The Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund will be effected only if shareholders of Columbia Large Cap Growth Fund approve at their upcoming shareholder meeting the proposed investment management services agreement that was approved by its board of trustees in September 2010.

The outcome of Proposal 7 will not be affected by the outcome of any other proposal. However, shareholders of each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund will vote together as a single class with the shareholders of the other series of the corporation of which that Fund is a series. Thus, the outcome of Proposal 7 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

With respect to RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc., Proposal 6 is contingent on Proposal 7 to the extent that if shareholders of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable, elect all 16 nominees but do not approve the proposed amendment to its Articles of Incorporation, then nominee William F. Truscott will not continue as a director of RiverSource Managers Series, Inc. or RiverSource Dimensions Series, Inc., as applicable.

With respect to Proposal 6, shareholders of each Selling Fund will vote together as a single class with the shareholders of the other series of the corporation of which that Fund is a series, if any. Thus, the outcome of Proposal 6 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the

Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes.

*	References to the Board of a Selling Fund refer to the Board of the corporation of which the Selling Fund is a series.

Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated December 20, 2010;

RiverSource Partners Fundamental Value Fund (SEC file no. 811-10321)

•	the prospectus of RiverSource Partners Fundamental Value Fund dated July 30, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Partners Fundamental Value Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Partners Fundamental Value Fund for the year ended May 31, 2010;

Seligman Capital Fund (SEC file no. 811-01886)

•	the prospectus of Seligman Capital Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Seligman Capital Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Seligman Capital Fund for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Seligman Capital Fund for the period ended June 30, 2010;

RiverSource Disciplined Small Cap Value Fund (SEC file no. 811-01629)

•	the prospectus of RiverSource Disciplined Small Cap Value Fund, dated September 27, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Disciplined Small Cap Value Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Disciplined Small Cap Value Fund for the year ended July 31, 2010;

Seligman Growth Fund (SEC file no. 811-00229)

•	the prospectus of Seligman Growth Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Seligman Growth Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Seligman Growth Fund for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Seligman Growth Fund for the period ended June 30, 2010;

RiverSource Disciplined Small and Mid Cap Equity Fund (SEC file no. 811-01629)

•	the prospectus of RiverSource Disciplined Small and Mid Cap Equity Fund, dated September 27, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Disciplined Small and Mid Cap Equity Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Disciplined Small and Mid Cap Equity Fund for the year ended July 31, 2010;

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
Section A — Reorganization Proposals	9
Summary	9
How Each Reorganization Will Work	9
Tax Consequences	9
Fees and Expenses	10
Proposal 1 Fees and Expenses. Reorganization of RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund.	10
Proposal 2 Fees and Expenses. Reorganization of Seligman Capital Fund into Columbia Mid Cap Growth Fund	14
Proposal 3 Fees and Expenses. Reorganization of RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I	18
Proposal 4 Fees and Expenses. Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund	21
Proposal 5 Fees and Expenses. Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund	24
Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund	28
Comparison of the Selling Fund and the Buying Fund	28
Comparison of Investment Objectives	28
Comparison of Principal Investment Strategies	28
Comparison of Fundamental Investment Policies	30
Comparison of Non-Fundamental Investment Policies	32
Comparison of Principal Risks	33
Comparison of Performance	34
Proposal 2 Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Capital Fund into Columbia Mid Cap Growth Fund	38
Comparison of the Selling Fund and the Buying Fund	38
Comparison of Investment Objectives	38
Comparison of Principal Investment Strategies	38
Comparison of Fundamental Investment Policies	40
Comparison of Non-Fundamental Investment Policies	43
Comparison of Principal Risks	43
Comparison of Performance	46
Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I	50
Comparison of the Selling Fund and the Buying Fund	50
Comparison of Investment Objectives	50
Comparison of Principal Investment Strategies	50
Comparison of Fundamental Investment Policies	51
Comparison of Non-Fundamental Investment Policies	54
Comparison of Principal Risks	54
Comparison of Performance	56
Proposal 4 Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund	59
Comparison of the Selling Fund and the Buying Fund	59
Comparison of Investment Objectives	59
Comparison of Principal Investment Strategies	59
Comparison of Fundamental Investment Policies	61
Comparison of Non-Fundamental Investment Policies	63

Page
Comparison of Principal Risks	64
Comparison of Performance	65
Proposal 5 Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund	69
Comparison of the Selling Fund and the Buying Fund	69
Comparison of Investment Objectives	69
Comparison of Principal Investment Strategies	69
Comparison of Fundamental Investment Policies	70
Comparison of Non-Fundamental Investment Policies	72
Comparison of Principal Risks	73
Comparison of Performance	75
Additional Information about Each Reorganization	79
Terms of Each Reorganization	79
Conditions to Closing Each Reorganization	79
Termination of the Agreement	80
Tax Status of the Reorganizations	80
Reasons for the Proposed Reorganizations and Board Deliberations	84
Board Recommendation and Required Vote	88
Section B — Board Proposals	90
Proposal 6 — Election of Directors	90
Information Regarding the Non-Interested Nominees	91
Information Regarding the Interested Nominees	94
Nominees’ Beneficial Ownership of Shares of Each Selling Fund	95
Status of Current Directors	95
Leadership Structure and Risk Oversight	95
Current Committees of the Columbia RiverSource Board	96
Nominee Qualifications	99
Procedures for Communications to the Columbia RiverSource Board	101
Executive Officers of the Companies	101
Remuneration for Directors and Officers	101
Required Vote and Recommendation	101
Proposal 7 — Approve an Amendment to the Articles of Incorporation of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc. to Increase the Maximum Number of Directors	103
Section C — Proxy Voting and Shareholder Meeting Information	104
Section D — Capitalization, Ownership of Fund Shares and Financial Highlights	108
Capitalization of Selling Funds and Buying Funds	108
Ownership of Selling Fund and Buying Fund Shares	112
Financial Highlights of the Buying Funds	118
Exhibits
A. Costs of the Reorganizations	A-1
B. Minnesota Business Corporation Act Sections 302A.471 and 302A.473	B-1
C. Additional Information Applicable to the Buying Funds	C-1
D. Comparison of Organizational Documents	D-1
E. Share Ownership of Nominees	E-1
F. Board Governance Committee Charter	F-1
G. Executive Officer and Director Information	G-1
H. Director Compensation	H-1

SECTION A — REORGANIZATION PROPOSAL

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that it will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios shown are based on each Buying Fund’s average net assets over its most recently completed fiscal year or, for Columbia Mid Cap Value Fund, over the twelve-month period ended August 31, 2010, in each case adjusted to reflect current and expected fees, as more fully described below. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and its affiliates to waive fees and/or to reimburse expenses for each Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

The fees and expenses below exclude one-time costs of the Reorganization. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1. Fees and Expenses. Reorganization of RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Partners Fundamental Value Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

Columbia Contrarian Core Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RiverSource Partners Fundamental Value Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(1)	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(2)	0.30%	0.30%	0.30%	0.04%	0.34%

Total annual Fund operating expenses	1.36%	2.11%	2.11%	0.85%	1.15%
Fee waiver/expense reimbursement(3)	(0.17)%	(0.17)%	(0.17)%	(0.09)%	(0.09)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.19%	1.94%	1.94%	0.76%	1.06%

Columbia Contrarian Core Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(4)	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(5)	0.17%	0.17%	0.17%	0.07%	0.37%

Total annual Fund operating expenses(6)(8)	1.19%	1.94%	1.94%	0.84%	1.14%

Columbia Contrarian Core Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(7)	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(5)	0.22%	0.22%	0.22%	0.05%	0.35%

Total annual Fund operating expenses	1.21%	1.96%	1.96%	0.79%	1.09%
Fee waiver/expense reimbursement(8)	(0.05)%	(0.05)%	(0.05)%	0.00%	0.00%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.16%	1.91%	1.91%	0.79%	1.09%

(1)	Management fees are composed of an investment management services fees of 0.73%, a performance incentive adjustment of 0.02%, and an administration fee of 0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until July 31, 2011. These fees and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (which increased the management fee by 0.02% for the most recent fiscal year), will not exceed 1.17% for Class A shares, 1.94% for Class B shares, 1.93% for Class C shares, 0.74% for Class I shares and 1.04% for Class R4 shares. Fee waivers and/or expense reimbursement amounts have been adjusted to reflect changes in contractual transfer agency fee rates, resulting in net expense ratios that may be below the stated contractual caps.

(4)

Management fees are composed of an investment management services fee of 0.71% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management services fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.77% (composed of an investment management services fee of 0.70% and an administration fee of 0.067%). Total annual Fund operating expenses would have been 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 0.85% for Class I shares and 1.15% for Class R4 shares.

(5)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(6)

Columbia Management has contractually agreed to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Buying Fund’s custodian, do not exceed, on an annualized basis, 1.19% for Class A shares, 1.94% for Class B shares, 1.94% for Class C shares, 0.86% for Class I shares, and 1.16% for Class R4 shares. The reimbursement arrangement shall continue in effect until September 30, 2011. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Columbia Management has further contractually agreed, effective March 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 0.84% for Class I shares and 1.14% for Class R4 shares. The arrangement shall continue in effect until January 31, 2013. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(7)

Management fees are composed of an investment management services fee of 0.68% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management services fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.74% (composed of an investment management services fee of 0.67% and an administration fee of 0.067%) and Total annual Fund operating expenses would have been unchanged.

(8)

Columbia Management has contractually agreed, effective March 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 0.84% for Class I shares and 1.14% for Class R4 shares. The arrangement shall continue in effect until January 31, 2013. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

RiverSource Partners Fundamental Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$689	$965	$1,263	$2,107
Class B	$697	$945	$1,319	$2,241
Class C	$297	$645	$1,119	$2,433
Class I	$78	$262	$463	$1,045
Class R4	$108	$357	$625	$1,394

Columbia Contrarian Core Fund (Current) (Buying Fund)
Class A	$689	$931	$1,192	$1,935
Class B	$697	$909	$1,247	$2,070
Class C	$297	$609	$1,047	$2,264
Class I	$86	$268	$466	$1,037
Class R4	$116	$362	$628	$1,386

Columbia Contrarian Core Fund (Pro Forma) (Buying Fund)
Class A	$686	$932	$1,197	$1,952
Class B	$694	$910	$1,253	$2,074
Class C	$294	$610	$1,053	$2,281
Class I	$81	$252	$439	$978
Class R4	$111	$347	$601	$1,329

If you owned or will own any class of shares other than Class B or Class C, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Partners Fundamental Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$197	$609	$1,047	$2,070
Class C	$197	$609	$1,047	$2,264

Columbia Contrarian Core Fund (Current) (Buying Fund)
Class B	$194	$608	$1,048	$2,067
Class C	$194	$608	$1,048	$2,272

Columbia Contrarian Core Fund (Pro Forma) (Buying Fund)
Class B	$194	$610	$1,053	$2,074
Class C	$194	$610	$1,053	$2,281

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Partners Fundamental Value Fund (Selling Fund)	9%
Columbia Contrarian Core Fund (Buying Fund)	131%

Proposal 2. Fees and Expenses. Reorganization of Seligman Capital Fund into Columbia Mid Cap Growth Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.02 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Seligman Capital Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R*	Class R5

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A

Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

Columbia Mid Cap Growth Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

*	Class R shares of Seligman Capital Fund were formerly named Class R2 shares.
(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Seligman Capital Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*	Class R5
Management fees(1)	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(2)	0.31%	0.31%	0.31%	0.16%	0.31%	0.17%

Total annual Fund operating expenses(3)	1.43%	2.18%	2.18%	1.03%	1.68%	1.04%

Columbia Mid Cap Growth Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees(4)	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(5)	0.19%	0.19%	0.19%	0.05%	0.19%	0.06%

Total annual Fund operating expenses(6)	1.23%	1.98%	1.98%	0.84%	1.48%	0.85%

Columbia Mid Cap Growth Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees(7)	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(5)	0.19%	0.19%	0.19%	0.05%	0.19%	0.06%

Total annual Fund operating expenses(6)	1.22%	1.97%	1.97%	0.83%	1.47%	0.84%

*	Class R shares of Seligman Capital Fund were formerly named Class R2 shares.
(1)	Management fees are composed of an investment management services fee of 0.81% and an administration fee of 0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)

Columbia Management has contractually agreed, effective March 1, 2011, to reimburse a portion of the Seligman Capital Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.37% for Class A shares, 2.12% for Class B shares, 2.12% for Class C shares, 1.01% for Class I shares, 1.62% for Class R shares and 1.06% for Class R5 shares. The arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(4)

Management fees are composed of an investment management services fee of 0.73% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management services fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.78% (composed solely of an investment management services fee), and Total annual Fund operating expenses would have been 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 0.83% for Class I shares, 1.47% for Class R shares and 0.84% for Class R5 shares.

(5)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(6)

Columbia Management has contractually agreed, effective April 30, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 0.99% for Class I shares, 1.60% for Class R shares and 1.04% for Class R5 shares. The arrangement shall continue in effect until December 31, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(7)

Management fees are composed of an investment management services fee of 0.72% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.77% (composed solely of an investment management services fee), and Total annual Fund operating expenses would have been 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 0.82% for Class I shares, 1.46% for Class R shares and 0.83% for Class R5 shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Seligman Capital Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$712	$1,002	$1,313	$2,194
Class B	$721	$982	$1,370	$2,327
Class C	$321	$682	$1,170	$2,518
Class I	$105	$328	$570	$1,264
Class R*	$171	$530	$914	$1,992
Class R5	$106	$331	$575	$1,276

Columbia Mid Cap Growth Fund (Current) (Buying Fund)
Class A	$689	$931	$1,192	$1,935
Class B	$697	$909	$1,247	$2,070
Class C	$297	$609	$1,047	$2,264
Class I	$82	$255	$444	$990
Class R	$147	$456	$787	$1,724
Class R5	$83	$259	$450	$1,002

Columbia Mid Cap Growth Fund (Pro Forma) (Buying Fund)
Class A	$688	$928	$1,187	$1,924
Class B	$696	$906	$1,242	$2,059
Class C	$296	$606	$1,042	$2,254
Class I	$81	$252	$439	$978
Class R	$146	$452	$782	$1,713
Class R5	$82	$255	$444	$990

*	Class R shares of Seligman Capital Fund were formerly named Class R2 shares.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Seligman Capital Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$221	$682	$1,170	$2,327
Class C	$221	$682	$1,170	$2,518

Columbia Mid Cap Growth Fund (Current) (Buying Fund)
Class B	$197	$609	$1,047	$2,070
Class C	$197	$609	$1,047	$2,264

Columbia Mid Cap Growth Fund (Pro Forma) (Buying Fund)
Class B	$196	$606	$1,042	$2,059
Class C	$196	$606	$1,042	$2,254

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Seligman Capital Fund (Selling Fund)	139%
Columbia Mid Cap Growth Fund (Buying Fund)	160%

Proposal 3. Fees and Expenses. Reorganization of RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Disciplined Small Cap Value Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R*

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

Columbia Small Cap Value Fund I (Current and Pro forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

*	Class R shares of RiverSource Disciplined Small Cap Value Fund were formerly named Class R2 shares.
(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

RiverSource Disciplined Small Cap Value Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*
Management fees(1)	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses(2)	0.45%	0.45%	0.45%	0.23%	0.45%
Acquired fund fees and expenses(3)	0.17%	0.17%	0.17%	0.17%	0.17%

Total annual Fund operating expenses(4)	1.69%	2.44%	2.44%	1.22%	1.94%
Fee waiver/expense reimbursement(5)	(0.20)%	(0.20)%	(0.20)%	(0.15)%	(0.20)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.49%	2.24%	2.24%	1.07%	1.74%

Columbia Small Cap Value Fund I (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R
Management fees(6)	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses(7)	0.26%	0.26%	0.26%	0.06%	0.26%

Total annual Fund operating expenses(8)	1.34%	2.09%	2.09%	0.89%	1.59%

Columbia Small Cap Value Fund I (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R
Management fees(6)	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses(7)	0.26%	0.26%	0.26%	0.06%	0.26%

Total annual Fund operating expenses(8)	1.34%	2.09%	2.09%	0.89%	1.59%

*	Class R shares of RiverSource Disciplined Small Cap Value Fund were formerly named Class R2 shares.
(1)	Management fees are composed of an investment management services fee of 0.85%, a performance incentive adjustment of -0.11%, and an administration fee of 0.08%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.
(4)

“Total annual Fund operating expenses” may not match “Gross Expenses prior to expense waiver/reimbursement” in the Financial Highlights table, which does not include, among other things, acquired fund fees and expenses.

(5)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until September 30, 2011. These fees and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (which decreased the management fee by 0.11% for the most recent fiscal year), will not exceed 1.43% for Class A shares, 2.18% for Class B shares, 2.18% for Class C shares, 1.01% for Class I shares, 1.68% for Class R shares.

(6)

Management fees are composed of an investment management services fee of 0.75% and an administration fee of 0.08%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.76% (composed solely of an investment management services fee), and Total annual Fund operating expenses would have been 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 0.82% for Class I shares and 1.52% for Class R shares.

(7)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(8)

Columbia Management has contractually agreed, effective April 30, 2011 to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Buying Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.37% for Class A shares, 2.12% for Class B shares, 2.12% for Class C shares, 0.97% for Class I shares, and 1.62% for Class R shares. The reimbursement arrangement shall continue in effect until October 31, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

RiverSource Disciplined Small Cap Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$718	$1,059	$1,423	$2,447
Class B	$727	$1,042	$1,483	$2,579
Class C	$327	$742	$1,283	$2,765
Class I	$109	$373	$657	$1,469
Class R*	$177	$590	$1,030	$2,253

Columbia Small Cap Value Fund I (Current) (Buying Fund)
Class A	$704	$975	$1,267	$2,095
Class B	$712	$955	$1,324	$2,229
Class C	$312	$655	$1,124	$2,421
Class I	$91	$284	$493	$1,096
Class R	$162	$502	$866	$1,889

Columbia Small Cap Value Fund I (Pro Forma) (Buying Fund)
Class A	$704	$975	$1,267	$2,095
Class B	$712	$955	$1,324	$2,229
Class C	$312	$655	$1,124	$2,421
Class I	$91	$284	$493	$1,096
Class R	$162	$502	$866	$1,889

*	Class R shares of RiverSource Disciplined Small Cap Value Fund were formerly named Class R2 shares.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Disciplined Small Cap Value Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$227	$742	$1,283	$2,579
Class C	$227	$742	$1,283	$2,765

Columbia Small Cap Value Fund I (Current) (Buying Fund)
Class B	$212	$655	$1,124	$2,229
Class C	$212	$655	$1,124	$2,421

Columbia Small Cap Value Fund I (Pro Forma) (Buying Fund)
Class B	$212	$655	$1,124	$2,229
Class C	$212	$655	$1,124	$2,421

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Disciplined Small Cap Value Fund (Selling Fund)	114%
Columbia Small Cap Value Fund I (Buying Fund)	30%

Proposal 4. Fees and Expenses. Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Seligman Growth Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R*	Class R4	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A	N/A

Columbia Large Cap Growth Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A	N/A

*	Class R shares of Seligman Growth Fund were formerly named Class R2 shares.
(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) as a percentage of average daily net assets:

Seligman Growth Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*	Class R4	Class R5
Management fees(1)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(2)	0.29%	0.29%	0.29%	0.03%	0.29%	0.33%	0.08%

Total annual Fund operating expenses	1.26%	2.01%	2.01%	0.75%	1.51%	1.05%	0.80%
Fee waiver/expense reimbursement(3)	(0.05)%	(0.05)%	(0.05)%	0.00%	(0.05)%	0.00%	0.00%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.21%	1.96%	1.96%	0.75%	1.46%	1.05%	0.80%

Columbia Large Cap Growth Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5
Management fees(4)	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(5)	0.23%	0.23%	0.23%	0.06%	0.23%	0.36%	0.11%

Total annual Fund operating expenses(6)	1.21%	1.96%	1.96%	0.79%	1.46%	1.09%	0.84%

Columbia Large Cap Growth Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5
Management fees(7)	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(5)	0.26%	0.26%	0.26%	0.04%	0.26%	0.34%	0.09%

Total annual Fund operating expenses(6)	1.18%	1.93%	1.93%	0.71%	1.43%	1.01%	0.76%

*	Class R shares of Seligman Growth Fund were formerly named Class R2 shares.
(1)	Management fees are composed of an investment management services fee of 0.66% and an administration fee of 0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Feb 28, 2011. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.21% for Class A shares, 1.98% for Class B shares, 1.97% for Class C shares, 0.76% for Class I shares, 1.56% for Class R shares, 1.06% for Class R4 shares, and 0.81% for Class R5 shares. Fee waivers and/or expense reimbursement amounts have been adjusted to reflect changes in contractual transfer agency fee rates, resulting in net expense ratios that may be below the stated contractual caps. Columbia Management has further contractually agreed, effective March 1, 2011, to reimburse a portion of Seligman Growth Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 0.82% for Class I shares, 1.51% for Class R shares, 1.12% for Class R4 shares and 0.87% for Class R5 shares. The arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(4)

Management fees are composed of an investment management services fee of 0.67% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.57% (composed of an investment management services fee of 0.52% and an administration fee of 0.05%), and Total annual Fund operating expenses would have been 1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 0.63% for Class I, 1.30% for Class R, 0.93% for Class R4, and 0.68% for Class R5.

(5)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(6)

Columbia Management has further contractually agreed, effective April 30, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 0.85% for Class I shares, 1.50% for Class R shares, 1.15% for Class R4 shares and 0.90% for Class R5 shares. The arrangement shall continue in effect until January 31, 2013. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(7)

Management fees are composed of an investment management services fee of 0.62% and an administration fee of 0.05%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.53% (composed of an investment management services fee of 0.48% and an administration fee of 0.05%), and Total annual Fund operating expenses would have been 1.04% for Class A shares, 1.79% for Class B shares, 1.79% for Class C shares, 0.57% for Class I shares, 1.29% for Class R shares, 0.87% for Class R4 shares, and 0.62% for Class R5 shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Seligman Growth Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$691	$947	$1,223	$2,011
Class B	$699	$926	$1,279	$2,145
Class C	$299	$626	$1,079	$2,338
Class I	$77	$240	$418	$934
Class R*	$149	$473	$820	$1,802
Class R4	$107	$334	$580	$1,287
Class R5	$82	$256	$445	$994

Columbia Large Cap Growth Fund (Current) (Buying Fund)
Class A	$691	$937	$1,202	$1,957
Class B	$699	$915	$1,257	$2,091
Class C	$299	$615	$1,057	$2,285
Class I	$81	$252	$439	$978
Class R	$149	$462	$797	$1,746
Class R4	$111	$347	$601	$1,329
Class R5	$86	$268	$466	$1,037

Columbia Large Cap Growth Fund (Pro Forma) (Buying Fund)
Class A	$688	$928	$1,187	$1,924
Class B	$696	$906	$1,242	$2,059
Class C	$296	$606	$1,042	$2,254
Class I	$73	$227	$395	$883
Class R	$146	$452	$782	$1,713
Class R4	$103	$322	$558	$1,236
Class R5	$78	$243	$422	$942

*	Class R shares of Seligman Growth Fund were formerly named Class R2 shares.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Seligman Growth Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$199	$626	$1,079	$2,145
Class C	$199	$626	$1,079	$2,338

Columbia Large Cap Growth Fund (Current) (Buying Fund)
Class B	$199	$615	$1,057	$2,091
Class C	$199	$615	$1,057	$2,285

Columbia Large Cap Growth Fund (Pro Forma) (Buying Fund)
Class B	$196	$606	$1,042	$2,059
Class C	$196	$606	$1,042	$2,254

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Seligman Growth Fund (Selling Fund)	142%
Columbia Large Cap Growth Fund (Buying Fund)	142%

Proposal 5. Fees and Expenses. Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Disciplined Small and Mid Cap Equity Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R4	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

Columbia Mid Cap Value Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R4	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) as a percentage of average daily net assets:

RiverSource Disciplined Small and Mid Cap Equity Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R4	Class W
Management fees(1)	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses(2)	0.42%	0.42%	0.42%	0.12%	0.42%	0.42%
Acquired fund fees and expenses(3)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

Total annual Fund operating expenses(4)	1.37%	2.12%	2.12%	0.82%	1.12%	1.37%
Fee waiver/expense reimbursement(5)	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%	(0.04)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.33%	2.08%	2.08%	0.82%	1.12%	1.33%

Columbia Mid Cap Value Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4	Class W
Management fees(6)	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses(7)	0.23%	0.23%	0.23%	0.05%	0.35%	0.23%

Total annual Fund operating expenses(8)	1.19%	1.94%	1.94%	0.76%	1.06%	1.19%

Columbia Mid Cap Value Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4	Class W
Management fees(9)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses(7)	0.21%	0.21%	0.21%	0.02%	0.32%	0.21%

Total annual Fund operating expenses(8)	1.16%	1.91%	1.91%	0.72%	1.02%	1.16%

(1)	Management fees are composed of an investment management services fee of 0.70%, a performance incentive adjustment of -0.09%, and an administration fee of 0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.

(4)

“Total annual Fund operating expenses” may not match “Gross expenses prior to expense waiver/reimbursement” in the Financial Highlights table, which does not include, among other things, acquired fund fees and expenses.

(5)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Sept. 30, 2011. These fees and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (which decreased the management fee by 0.09% for the most recent fiscal year), will not exceed 1.39% for Class A shares, 2.14% for Class B shares, 2.14% for Class C shares, 0.94% for Class I shares, 1.24% for Class R4 shares and 1.39% for Class W shares.

(6)

Management fees are composed of an investment management services fee of 0.66% and an administration fee of 0.05%. Management fees have been adjusted to reflect changes in contractual investment management services fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.70% (composed of an investment management services fee of 0.53% and an administration fee of 0.17%) and Total annual Fund operating expenses would have been 1.18 for Class A, 1.93 for Class B, 1.93 for Class C, 0.75 for Class I, 1.05 for Class R4 and 1.18 for Class W.

(7)

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(8)

Columbia Management has contractually agreed, effective April 30, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.19% for Class A shares, 1.94% for Class B shares, 1.94% for Class C shares, 0.80% for Class I shares, 1.10% for Class R4 shares and 1.19% for Class W shares. The arrangement shall continue in effect until June 30, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(9)

Management fees are composed of an investment management services fee of 0.65% and an administration fee of 0.05%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would be 0.71% (composed of an investment management services fee of 0.53% and an administration fee of 0.17%) and Total annual Fund operating expenses would have been 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 0.73% for Class I shares, 1.03% for Class R4 shares and 1.17% for Class W shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

RiverSource Disciplined Small and Mid Cap Equity Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$703	$980	$1,279	$2,128
Class B	$711	$960	$1,336	$2,262
Class C	$311	$660	$1,136	$2,453
Class I	$84	$262	$456	$1,018
Class R4	$114	$356	$618	$1,368
Class W	$135	$430	$747	$1,648

Columbia Mid Cap Value Fund (Current) (Buying Fund)
Class A	$689	$931	$1,192	$1,935
Class B	$697	$909	$1,247	$2,264
Class C	$297	$609	$1,047	$2,264
Class I	$78	$243	$422	$942
Class R4	$108	$337	$585	$1,294
Class W	$121	$378	$654	$1,443

Columbia Mid Cap Value Fund (Pro Forma) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$686	$922	$1,177	$1,903
Class B	$694	$900	$1,232	$2,038
Class C	$294	$600	$1,032	$2,233
Class I	$74	$230	$401	$894
Class R4	$104	$325	$563	$1,248
Class W	$118	$368	$638	$1,409

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Disciplined Small and Mid Cap Equity Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$211	$660	$1,136	$2,262
Class C	$211	$660	$1,136	$2,453

Columbia Mid Cap Value Fund (Current) (Buying Fund)
Class B	$197	$609	$1,047	$2,070
Class C	$197	$609	$1,047	$2,264

Columbia Mid Cap Value Fund (Pro Forma) (Buying Fund)
Class B	$194	$600	$1,032	$2,038
Class C	$194	$600	$1,032	$2,233

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	107%
Columbia Mid Cap Value Fund (Buying Fund)	56%

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as an investment manager. Davis Selected Advisers, L.P. (“Davis”) serves as subadviser for the Selling Fund. The Buying Fund is not subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Minnesota corporation, while the Buying Fund is organized as series of a Massachusetts business trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

Buying Fund: Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Each Fund seeks capital growth or appreciation, while the Buying Fund additionally seeks current income.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests primarily in equity securities of U.S. companies. The Selling Fund primarily invests in equity securities of U.S. companies with market capitalizations of at least $5 billion at the time of the Fund’s investment, while the Buying Fund invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations, generally over $2 billion. The Selling Fund may invest up to 25% of its net assets in foreign investments, while the Buying Fund may only invest up to 20% of its net assets in foreign investments. The Buying Fund may also invest in derivatives as a principal investment strategy for hedging and non-hedging purposes, while the Selling Fund may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Partners Fundamental Value Fund (Selling Fund)	Columbia Contrarian Core Fund (Buying Fund)
The Fund’s assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund’s net assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund’s investment.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that Columbia Management believes have the potential for long-term growth and current income.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by its board of trustees without shareholder approval as long as shareholders are given 60 days notice of the change.

The Fund may invest up to 25% of its net assets in foreign investments.	The Fund may invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects and the potential for growth and stock price appreciation.

•	overall economic and market conditions.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	RiverSource Partners Fundamental Value Fund (Selling Fund)	Columbia Contrarian Core Fund (Buying Fund)
Borrowing /Issuing Senior Securities

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Diversification	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will

Policy	RiverSource Partners Fundamental Value Fund (Selling Fund)	Columbia Contrarian Core Fund (Buying Fund)
	The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.	be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except that the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Policy	RiverSource Partners Fundamental Value Fund (Selling Fund)	Columbia Contrarian Core Fund (Buying Fund)
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, (the “1933 Act”) except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Partners Fundamental Value Fund (Selling Fund)	Columbia Contrarian Core Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund will seek Board approval prior to utilizing short sales as an active part of investment strategy.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk (with respect to Davis, rather than Columbia Management).

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Growth Securities Risk – Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is not subject to growth securities risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in growth securities.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Buying Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. The Selling Fund is not subject to derivatives risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in derivatives.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I shares of the Buying Fund are new, and Class R4 shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class I and Class R4 shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Partners Fundamental Value Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.86% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.61% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +1.33%.

Columbia Contrarian Core Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.67% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.26% (quarter ended December 31, 2008).

The returns shown include the returns of the Galaxy Growth & Income Fund, the predecessor to the Fund, for periods prior to December 9, 2002, the date on which the Class A shares were initially offered by the Fund.

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +2.19%.

Average Annual Total Returns (for periods ended December 31, 2009)

RiverSource Partners Fundamental Value Fund (Selling Fund):	1 year	5 years	Class A, B, C & R4 Since Inception (6/18/01)	Class I Since Inception (3/4/04)
Class A
Return before taxes	+24.44%	-0.52%	+1.33%	N/A
Return after taxes on distributions	+24.02%	-1.28%	+0.85%	N/A
Return after taxes on distributions and sale of Fund shares	+15.88%	-0.54%	+1.07%	N/A

Class B
Return before taxes	+26.05%	-0.44%	+1.27%	N/A

Class C
Return before taxes	+29.79%	-0.12%	+1.31%	N/A

Class I
Return before taxes	+32.54%	+1.04%	N/A	+1.92%

Class R4
Return before taxes	+32.11%	+0.92%	+2.26%	N/A

S&P 500 Index (reflects no deductions for fees, expense or taxes)	+26.46%	+0.42%	+0.97%	+1.44%

Lipper Large-Cap Core Funds Index	+28.15%	+0.61%	+0.54%	+1.30%

Average Annual Total Returns (for periods ended December 31, 2009)

Columbia Contrarian Core Fund(1) (Buying Fund)	1 year	5 years	10 years
Class A
Return before taxes	+29.17%	+3.47%	+1.18%
Return after taxes on distributions	+29.07%	+2.65%	+0.46%
Return after taxes on distributions and sale of Fund shares	+19.08%	+2.92%	+0.87%

Class B
Return before taxes	+30.99%	+3.58%	+1.01%

Class C

Average Annual Total Returns (for periods ended December 31, 2009)

Columbia Contrarian Core Fund(1) (Buying Fund)	1 year	5 years	10 years
Return before taxes	+34.95%	+3.91%	+1.02%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)	+28.43%	+0.79%	- 0.49%

(1)

The returns shown include the returns of the Galaxy Growth & Income Fund, the predecessor to the Fund, for periods prior to December 9, 2002, the date on which the share classes were initially offered by the Fund.

Proposal 2. Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Capital Fund into Columbia Mid Cap Growth Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of those policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Maryland corporation, and the Buying Fund is organized as series of a Massachusetts business trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Seligman Capital Fund seeks to provide shareholders with capital appreciation.

Buying Fund: Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.

Each Fund seeks capital appreciation, while the Buying Fund also normally invests at least 80% of its net assets in stocks of companies with a market capitalization at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Under normal market conditions, the Selling Fund primarily invests in the common stock of medium-sized U.S. companies with market capitalizations at the time of purchase of between $1 billion and $15 billion, while the Buying Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Index at the time of purchase. As part of its principal investment strategies, the Selling Fund may invest up to 25% of its net assets in foreign investments, while the Buying Fund may invest only up to 20% of its net assets in foreign investments. The Buying Fund may invest in derivatives, as a principal investment strategy for hedging and non-hedging purposes, while the Selling Fund may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies. The Buying Fund may also invest in special situations such as initial public offerings, in companies involved in management changes, tender offers, mergers and other corporate restructurings and in companies developing new technologies; the Selling Fund has no similar principal investment strategy.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Seligman Capital Fund (Selling Fund)	Columbia Mid Cap Growth Fund (Buying Fund)
The Fund invests primarily in the common stocks of medium-sized U.S. companies. The Fund defines medium-sized companies as those with market capitalizations at the time of purchase by the Fund of between $1 billion and $15 billion. The Fund’s Board of Directors may change the parameters by which “medium-sized companies” are defined if it concludes that such a change is appropriate.	Under normal circumstances, the Fund invests at least 80% of its net assets (which includes net assets plus any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell Mid Cap Index at the time of purchase (between $208 million and $26.2 billion as of September 30, 2010). The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above average earnings growth. The Fund also may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell Midcap Index.
The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowing for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.
The Fund may invest up to 25% of its net assets in foreign investments.	The Fund may invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The Fund may invest in convertible securities, including preferred stock, warrants and debentures.
The Fund may invest in special situations such as initial public offerings, in companies involved in management changes, tender offers, mergers and other corporate restructurings and in companies developing new technologies.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio.

Columbia Management considers, among other factors:

•	overall economic and market conditions.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects and the potential for growth and stock price appreciation.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Buying Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Buying Fund to incur higher transaction costs (which may adversely affect the Buying Fund’s performance) and may increase taxable distributions for shareholders.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks below”.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Seligman Capital Fund (Selling Fund)	Columbia Mid Cap Growth Fund (Buying Fund)
Borrowing / Issuing Senior Securities

The Fund will not issue senior securities or borrow money, except as permitted under the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Seligman Capital Fund (Selling Fund)	Columbia Mid Cap Growth Fund (Buying Fund)
Commodities	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.	The Fund may not purchase or sell commodities, except that it may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Dealings with Directors and Officers

The Fund will not deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

The Fund will not purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

No stated policy.
Diversification	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
Industry Concentration	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no

Policy	Seligman Capital Fund (Selling Fund)	Columbia Mid Cap Growth Fund (Buying Fund)
limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.	The Fund may not purchase or sell real estate, except that the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Repurchase Agreements	The Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.	No stated policy.
Underwriting	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, as amended, in disposing of a portfolio security or in connection with investments in other investment companies.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Seligman Capital Fund (Selling Fund)	Columbia Mid Cap Growth Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in Other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Growth Securities Risk – Because growth securities typically trade at a higher multiple of earnings than other types of securities, the prices of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. The Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Buying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. The Selling Fund is not subject to derivatives risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in derivatives.

•

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Buying Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Buying Fund’s return. The Selling Fund is not subject to convertible securities risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in convertible securities.

•

Currency Risk – Securities denominated in different currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Buying Fund denominated in that currency. The Selling Fund is also subject to this principal risk.

•

Special Situations Risk – Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets. The Selling Fund is not subject to special situations risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in securities of companies involved in an initial public offering or a major corporate event.

•

Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Selling Fund is not subject to sector risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in securities of companies conducting business in a broadly related group of industries within an economic sector.

•

Frequent Trading Risk – Frequent trading of investments increases the possibility that the Buying Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Buying Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Buying Fund’s return. The Selling Fund is not subject to frequent trading risk as a principal risk, but may be subject to such risk to the extent of its frequent trading of investments.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I shares of the Buying Fund are new, Class R5 shares of the Buying Fund have not yet commenced operations and Class I shares of the Selling Fund are new; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class R and Class R5 shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Seligman Capital Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +26.26% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -29.58% (quarter ended September 30, 2001).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A year-to-date return at September 30, 2010 was +12.00%.

Columbia Mid Cap Growth Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +28.60% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -27.29% (quarter ended December 31, 2008).

Class A is a newer class of shares. Its performance includes returns of the Fund’s Class Z shares (the oldest existing Fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class A and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception date of Class A shares would have been lower, since Class A shares are subject to a distribution and service (Rule 12b-1) fee. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 20, 1985.

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +13.32%.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years	Class R* Since Inception (4/30/03)	Class R5 Since Inception (11/30/01)
Seligman Capital Fund (Selling Fund):
Class A
Return before taxes	+41.18%	-0.18%	-1.26%	N/A	N/A
Return after taxes on distributions	+41.18%	-0.18%	-1.84%	N/A	N/A
Return after taxes on distributions and sale of Fund shares	+26.77%	-0.15%	-1.25%	N/A	N/A

Class B
Return before taxes	+43.68%	-0.16%	-1.42%	N/A	N/A

Class C
Return before taxes	+47.63%	+0.25%	-1.41%	N/A	N/A

Class R*
Return before taxes	+49.51%	+0.82%	N/A	+6.04%	N/A

Class R5
Return before taxes	+50.86%	+1.59%	N/A	N/A	+1.07%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	+46.29%	+2.40%	-0.52%	+8.63%	+4.23%

Lipper Mid-Cap Growth Funds Index (reflects no deduction for fees or taxes)	+42.65%	+3.35%	-1.47%	+8.56%	+3.87%

Lipper Mid-Cap Growth Funds Average (reflects no deduction for fees or taxes)	+40.73%	+1.63%	+0.11%	+7.18%	+3.28%

*	Class R shares of Seligman Capital Fund were formerly named Class R2 shares.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Columbia Mid Cap Growth Fund (Buying Fund):
Class A
Return before taxes	+35.29%	+3.26%	+1.00%
Return after taxes on distributions	+35.29%	+2.38%	-0.25%
Return after taxes on distributions and sale of Fund shares	+22.94%	+2.70%	+0.41%

Class B
Return before taxes	+37.45%	+3.37%	+1.05%

Class C
Return before taxes	+41.39%	+3.70%	+1.07%

Class R
Return before taxes	+43.15%	+4.27%	+1.49%

Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	+40.48%	+2.43%	+4.98%

Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	+46.29%	+2.40%	-0.52%

(1)

Class A, Class B, Class C and Class R are newer classes of shares. Their performance information includes returns of the Fund’s Class Z shares (the oldest existing Fund class) for periods prior to their inception. The returns for Class C shares include the returns of Class B shares for periods prior to October 13, 2003, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of the Class Z shares for periods prior to November 1, 2002, the date on which Class B shares were initially offered by the Fund. The returns for Class R shares include the returns of Class A shares for periods prior to January 23, 2006, the date on which Class R shares were initially offered by the Fund. The returns shown for Class R shares also include the returns of Class Z shares for periods prior to November 1, 2002, the date on which Class A shares were initially offered by the Fund. These returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower. Class Z shares were initially offered on November 20, 1985.

Proposal 3. Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Minnesota corporation and the Buying Fund is organized as series of a Massachusetts business trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund:	RiverSource Disciplined Small Cap Value Fund seeks to provide shareholders with long-term capital growth.

Buying Fund:	Columbia Small Cap Value Fund I seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in equity securities of companies that have market capitalizations that fall within the range of companies in the Russell 2000 Value Index at the time of purchase. The Selling Fund may invest up to 25% of its net assets in foreign investments, while the Buying Fund may invest up to 20% of its total assets in foreign investments.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Columbia Small Cap Value Fund I (Buying Fund)
Under normal market conditions, at least 80% of the Fund’s net assets are invested in small capitalization equity securities. For these purposes, small capitalization equity securities are securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment. The market capitalization range and composition of the Russell 2000 Value Index is subject to change. Over time, the capitalizations of the companies in the Russell 2000 Value Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase (between $26 million and $2.43 billion as of September 30, 2010), that Columbia Management believes are undervalued.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by its Board without shareholder approval as long as shareholders are given 60 days notice of the change.

RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Columbia Small Cap Value Fund I (Buying Fund)

continue to hold a stock even if the company’s market capitalization grows beyond the largest absolute market capitalization weighting held within the Russell 2000 Value Index or falls below the market capitalization of the smallest company held within the Index.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest up to 25% of its net assets in foreign investments.	The Fund may invest up to 20% of its total assets in foreign securities.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management, the Buying Fund’s investment manager, combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. Columbia Management considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	a company’s current operating margins relative to its historic range and future potential.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Columbia Small Cap Value Fund I (Buying Fund)
Borrowing /Issuing Senior Securities

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, (i) invest in securities of companies that purchase or sell commodities or which invest in such programs; (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts; and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Diversification

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of

Policy	RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Columbia Small Cap Value Fund I (Buying Fund)
	on current market value at time of purchase, can be invested in any one industry.	one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Columbia Small Cap Value Fund I (Buying Fund)
Foreign Securities	Up to 25% of the Fund’s net assets may be invested in foreign investments.	The Fund may invest up to 20% of its total assets in foreign securities.
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in Other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Selling	The Fund will seek Board approval prior to utilizing short sales as an active part of investment strategy.	Sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. The Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

•

Sector Risk – At times, the Buying Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Buying Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I and Class R shares of the Buying Fund are new; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class I and Class R shares; and

•	with the exception of Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Disciplined Small Cap Value Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +19.24% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -24.93% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.08%.

Columbia Small Cap Value Fund I (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.59% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -24.09% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +7.81%.

Average Annual Total Returns (for periods ended December 31, 2009)

RiverSource Disciplined Small Cap Value Fund (Selling Fund):	1 year	Classes A, B, C & I Since Inception (2/16/06)	Class R(1) Since Inception (12/11/06)
Class A
Return before taxes	+15.83%	-7.51%	N/A
Return after taxes on distributions	+15.58%	-7.96%	N/A
Return after taxes on distributions and sale of Fund shares	+10.29%	-6.48%	N/A
Class B
Return before taxes	+17.09%	-7.52%	N/A
Class C
Return before taxes	+21.00%	-6.83%	N/A
Class I
Return before taxes	+23.48%	-5.79%	N/A
Class R (1)
Return before taxes	+22.29%	N/A	-10.04%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	+20.58%	-3.24%	-8.03%
Lipper Small-Cap Value Funds Index	+33.00%	-1.81%	-5.16%

(1)

Class R shares were formerly named Class R2 shares. Past performance for Class R for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Small Cap Value Fund I (Buying Fund):
Class A
Return before taxes	+17.28%	+0.58%	+7.62%
Return after taxes on distributions	+17.19%	-0.25%	+6.38%
Return after taxes on distributions and sale of Fund shares	+11.35%	+0.50%	+6.33%
Class B
Return before taxes	+18.52%	+0.72%	+7.44%
Class C
Return before taxes	+22.49%	+1.01%	+7.44%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	+17.74%	-2.05%	+6.01%

Proposal 4. Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Maryland corporation and the Buying Fund is organized as series of a Massachusetts business trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Seligman Growth Fund seeks to provide shareholders with long-term capital appreciation.

Buying Fund: Columbia Large Cap Growth Fund seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund focuses its investments in large U.S. companies. The Selling Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects, while the Buying Fund invests at least 80% of its net assets in equity securities of large capitalization companies, primarily common stocks and securities that can be converted into common stocks. The Selling Fund may invest up to 25% of its net assets in foreign investments, while the Buying Fund may invest only up to 20% of its total assets in foreign securities. The Buying Fund may invest in derivatives for both hedging and non-hedging purposes; the Selling Fund may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)
Generally, the Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects.	Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies generally have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase (between $727 million and $311.6 billion as of

Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)

September 30, 2010). The Fund invests primarily in common stocks of companies that Columbia Management believes have the potential for long-term, above-average earnings growth.

The Fund’s 80% policy may be changed without shareholder approval as long as shareholders are given 60 days notice of the change.

The Fund may invest up to 25% of its net assets in foreign investments.	The Fund may also invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers, among other factors:

•	overall economic and market conditions.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Buying Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Buying Fund to incur higher transaction costs (which may adversely affect the Buying Fund’s performance) and may increase the taxable distributions for shareholders.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)
Borrowing / Issuing Senior Securities

The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC rule or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Dealings with Directors, Officers and Trustees	The Fund will not deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.	No fundamental policy.
Diversification	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be

Policy	Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)
invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief obtained by the Fund.
Industry Concentration	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Lending	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Underwriting	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection

Policy	Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)
with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Seligman Growth Fund (Selling Fund)	Columbia Large Cap Growth Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments to Control	No stated policy.	The Fund may not purchase securities of companies for the purpose of exercising control.
Investment in other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Sales	The Fund will seek Board approval prior to utilizing short sales as an active part of investment strategy.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

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Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

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Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

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Growth Securities Risk – Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

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Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

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Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index).

Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Buying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. The Selling Fund is not subject to derivatives risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in derivatives.

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Currency Risk – Securities denominated in different currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Buying Fund denominated in that currency. The Selling Fund is also subject to this principal risk.

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Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Buying Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Buying Fund’s return. The Selling Fund is not subject to convertible securities risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in convertible securities.

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Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

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Frequent Trading Risk – Frequent trading of investments increases the possibility that the Buying Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Buying Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Buying Fund’s return. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I and Class R shares of the Buying Fund are new and Class R4 and Class R5 shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class I, Class R, Class R4 and Class R5 shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Seligman Growth Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +17.29% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -25.51% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +3.69%.

Columbia Large Cap Growth Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +15.51% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.67% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The returns shown for Class A shares include the returns of the Galaxy Equity Growth Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +4.03%.

Average Annual Total Returns (for periods ended December 31, 2009)

Seligman Growth Fund (Selling Fund):	1 year	5 years	10 years	Class R* Since inception (4/30/03)	Class R5 Since inception (11/30/01)
Class A
Return before taxes	+31.32%	-0.24%	-5.11%	N/A	N/A
Return after taxes on distributions	+31.31%	-0.24%	-5.65%	N/A	N/A
Return after taxes on distributions and sale of Fund shares	+20.36%	-0.20%	-4.20%	N/A	N/A

Class B
Return before taxes	+33.10%	-0.28%	-5.29%	N/A	N/A

Class C
Return before taxes	+37.10%	+0.13%	-5.27%	N/A	N/A

Class R*
Return before taxes	+38.89%	+0.66%	N/A	+4.46%	N/A

Class R5
Return before taxes	+40.03%	+1.41%	N/A	N/A	-0.56%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	+37.21%	+1.63%	-3.99%	+5.26%	+0.92%

Lipper Large-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)	+38.50%	+1.01%	-4.51%	+4.69%	+0.44%

Lipper Large-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	+34.97%	+0.91%	-2.91%	+4.73%	+0.76%

*	Class R shares of Seligman Growth Fund were formerly named Class R2 shares.

Average Annual Total Returns (for periods ended December 31, 2009)

Columbia Large Cap Growth (Buying Fund):	1 year	5 years	10 years
Class A(1)
Return before taxes	+25.93%	-0.09%	-2.66%
Return after taxes on distributions	+25.84%	-0.42%	-3.07%
Return after taxes on distributions and sale of Fund shares	+16.97%	-0.08%	-2.25%

Class B(1)
Return before taxes	+27.61%	-0.01%	-2.84%

Class C(1)
Return before taxes	+31.59%	+0.34%	-2.83%

Russell 1000 Growth Index (reflects no deductions for fees, sales charges, expenses or taxes)	+37.21%	+1.63%	-3.99%

(1)

The returns shown for Class A, Class B and Class C shares include the returns of the Galaxy Equity Growth Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund.

Proposal 5. Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights.

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Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Minnesota corporation and the Buying Fund is organized as series of a Delaware statutory trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Disciplined Small and Mid Cap Equity Fund seeks to provide shareholders with long-term capital growth.

Buying Fund: Columbia Mid Cap Value Fund seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Under normal market conditions, the Buying Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of companies in the Russell Midcap Value Index at the time of purchase, while the Selling Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500TM Index at the time of investment. The Selling Fund may invest up to 25% of its net assets in foreign investments, while the Buying Fund may invest only up to 20% of its net assets in foreign securities. The Buying Fund may invest in real estate investment trusts, while the Selling Fund does not do so as a principal investment strategy.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	Columbia Mid Cap Value Fund (Buying Fund)
Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500TM Index at the time of investment. The market capitalization range and composition of the Russell 2500TM Index are subject to change.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $208 million and $26.2 billion as of September 30, 2010), that Columbia Management believes are undervalued and have the potential for long-term growth.
The Fund’s 80% policy may be changed by the Fund’s Board without shareholder approval upon sixty days notice.	The Fund’s 80% policy may be changed by the Fund’s Board without shareholder approval upon sixty days notice.

RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	Columbia Mid Cap Value Fund (Buying Fund)
Up to 25% of the Fund’s net assets may be invested in foreign investments.	The Fund may invest up to 20% of its total assets in foreign securities.
The universe of stocks from which Columbia Management selects the Fund’s investments primarily will be those included in the Index. The Fund generally holds fewer stocks than the Index and may hold securities that are not in the Index.
The Fund’s investment strategy may involve frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.
The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. Columbia Management considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

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various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	a company’s current operating margins relative to its historic range and future potential.

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potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	Columbia Mid Cap Value Fund (Buying Fund)
Borrowing / Issuing Senior Securities

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33  1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Diversification

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any exemptive relief obtained by the Fund.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issuedor guaranteed by the U.S.

Policy	RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	Columbia Mid Cap Value Fund (Buying Fund)
government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	Columbia Mid Cap Value Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.
Investments in other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Short Sales	No stated policy.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is not subject to value securities risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in value securities.

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. The Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

•

Real Estate Investment Trusts Risk – Real estate investment trusts (“REITs”) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Buying Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates. The Selling Fund is not subject to real estate investment trusts risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in REITs.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I and Class W shares of the Buying Fund are new and Class R4 shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +18.82% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -23.52% (quarter ended December 31, 2008).

The sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +7.80%.

Columbia Mid Cap Value Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.74% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -27.98% (quarter ended December 31, 2008).

The sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +7.44%.

The inception date of the Fund’s Class A shares is November 20, 2001.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	Class A, B, C, I & R4 Since Inception (5/18/06)	Class W Since Inception (12/1/06)(1)
RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund):
Class A
Return before taxes	+19.22%	-8.67%	N/A
Return after taxes on distributions	+19.12%	-8.74%	N/A
Return after taxes on distributions and sale of Fund shares	+12.49%	-7.26%	N/A

Class B
Return before taxes	+20.40%	-8.67%	N/A

Class C
Return before taxes	+24.58%	-7.88%	N/A

Class I
Return before taxes	+26.98%	-6.80%	N/A

Class R4
Return before taxes	+26.72%	-6.91%	N/A

Class W
Return before taxes	+26.49%	N/A	-9.33%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	+34.39%	-1.53%	-4.49%

Lipper Mid-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	+39.34%	-0.27%	-2.81%

(1)

Past performance for Class W for the period prior to the beginning of operations for that class may be calculated based on the performance of Class A. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, Rule 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	Since Inception(1)
Columbia Mid Cap Value Fund (Buying Fund):
Class A
Return before taxes	+24.72%	+0.91%	+5.84%
Return after taxes on distributions	+24.56%	-0.23%	+4.82%
Return after taxes on distributions and sale of Fund shares	+16.22%	+0.63%	+4.88%

Class B
Return before taxes	+26.16%	+1.04%	+5.81%

Class C
Return before taxes	+30.17%	+1.34%	+5.82%

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	+34.21%	+1.98%	+7.36%

(1)	The inception date of the Fund’s Class A, Class B and Class C shares is November 20, 2001.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of directors/trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the second quarter of 2011, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid a dividend that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing date of the Reorganization.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization.

•

Solely with respect to the Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund, shareholders of Columbia Large Cap Growth Fund will have approved the proposed investment management services agreement approved by its board of trustees in September 2010.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation.

•	Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their Selling Fund shares for Reorganization Shares of the Buying Fund.

•

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•

Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization.

•	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization will include the Selling Fund’s holding periods in such assets.

•

The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares of the Buying Fund he or she received. Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Portfolio manager substitutions in connection with the closing of the acquisition by Ameriprise Financial, Inc., the parent company of Columbia Management, of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”), and independent of the Reorganizations, have occurred and have resulted in turnover of a portion, including a substantial portion, of the portfolio assets of certain Funds. An additional portion, which may be substantial, of the portfolio assets of each Buying Fund and Selling Fund may also be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, including any undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The following paragraphs provide a brief summary of the tax effect of each Reorganization assuming all Reorganizations occurred on February 28, 2010. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on February 28, 2010 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity, the nonoccurrence of one or more other Reorganizations into the same Buying Fund, or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of February 28, 2010.

Proposal 1. Reorganization of RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund.

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 21.0% of net assets, consisting of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 16.6% of net assets. The Buying Fund had net realized losses equal to approximately 4.6% of net assets, consisting primarily of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 15.2% of net assets.

If the Reorganization had occurred on February 28, 2010, the Buying Fund would have become subject to an annual loss limitation, but given the small proportionate size of the Buying Fund’s losses the limitation would have had little practical effect, if any. Further, the proportionately larger pre-merger losses of the Selling Fund would not have been subject to limitation and would have been fully available to offset post-merger gains of the combined Fund, thereby potentially resulting in a net tax benefit to Buying Fund shareholders. Selling Fund shareholders would have experienced a corresponding potential tax cost due to spreading Selling Fund’s proportionately larger losses across the wider shareholder base of the combined Fund. Further, the Reorganization would have permitted the Buying Fund to spread its proportionately larger unrealized net gain, if and when realized following the Reorganization, across the larger combined Fund, thereby spreading the tax cost of such gain over a larger group, resulting in a further potential tax benefit to Buying Fund shareholders, and a further potential tax cost to Selling Fund shareholders.

Proposal 2. Reorganization of Seligman Capital Fund into Columbia Mid Cap Growth Fund.

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 75.4% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 11.8% of net assets. The Buying Fund had net realized losses equal to approximately 19.3% of net assets, consisting of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 18.3% of net assets.

If the Reorganization had occurred on February 28, 2010, the Selling Fund would have become subject to an annual loss limitation that would have limited the combined Fund’s ability to use the net realized losses of the Selling Fund to offset gains recognized by the combined Fund. The loss limitation potentially could have resulted in a greater tax cost to Selling Fund shareholders than if the Reorganization had not occurred. Further, as of that date, the Reorganization would have permitted the Buying Fund to spread its proportionately larger unrealized net gain, if and when realized following the Reorganization, across the larger combined Fund, thereby spreading the tax cost of such gain over a larger group, resulting in a potential tax benefit to Buying Fund shareholders, and further increasing the potential tax cost to Selling Fund shareholders.

Proposal 3. Reorganization of RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I.

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 22.6% of net assets, consisting of year-to-date losses and carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 13.0% of net assets. The Buying Fund had net realized losses equal to approximately 5.5% of net assets, consisting primarily of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 10.5% of net assets.

If the Reorganization had occurred on February 28, 2010, the Selling Fund would have become subject to an annual loss limitation that would have limited the combined Fund’s ability to use the net realized losses of the Selling Fund to offset gains recognized by the combined Fund. The loss limitation potentially could have resulted in a greater tax cost to Selling Fund shareholders than if the Reorganization had not occurred. Further, while the Selling Fund had sufficient pre-merger losses to offset its net unrealized gains, Buying Fund did not. As a result, the Reorganization would have permitted the Buying Fund to spread its proportionately larger (after offset in each case by the Fund’s pre-merger losses) unrealized net gain across the larger combined Fund, thereby spreading the tax cost of such gain, if and when realized, over a larger group, resulting in a potential tax benefit to Buying Fund shareholders, and further increasing the potential tax cost to Selling Fund shareholders.

Proposal 4. Reorganization of Seligman Growth Fund into Columbia Large Cap Growth Fund.

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 82.9% of net assets, consisting of carryforward losses with six-, seven- and eight-year expiration periods, and unrealized net gain equal to about 12.7% of net assets. The Buying Fund had net realized losses equal to approximately 50.1% of net assets, consisting of year-to-date losses and carryforward losses, about half of which were due to expire at the end of the then-current year and the balance in eight and nine years, and unrealized net gain equal to about 16.9% of net assets.

If the Reorganization had occurred on February 28, 2010, both Funds would have become subject to annual loss limitations because the larger Selling Fund had engaged in reorganization within the preceding three years. The loss limitation rules would have limited the net realized losses of both Funds that could offset gains recognized by the combined Fund. The limitations potentially could have resulted in earlier and larger taxable distributions, and therefore a greater tax cost to shareholders, than if the Reorganization had not occurred.

Proposal 5. Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund.

With respect to Proposal 5, if the Reorganization had occurred on February 28, 2010, the potential tax costs to the shareholders of both Funds due to the loss limitation rules and the blending of tax attributes would have been de minimis.

The tax principles described above will apply in each case and are not expected to change prior to the Reorganizations. However, the results of their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred (including in connection with the Transaction) and shareholder activity in the Funds, among other changes.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Each Selling Fund is overseen by one Board (the “RiverSource Board”). At regular and special meetings of the RiverSource Board in May, June and August 2010, the RiverSource Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the RiverSource Board regarding, among other things, the topics discussed below, including responses to specific requests by the RiverSource Board, and responded to questions raised by the RiverSource Board at those meetings. The Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the RiverSource Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meetings that the Board considered relevant to its deliberations, the RiverSource Board, including the independent Board members thereof (the “Independent Directors”), unanimously approved the Reorganization of each Selling Fund. The RiverSource Board, including the Independent Directors, also unanimously determined that participation by each Selling Fund in its Reorganization was in the best interests of each Selling Fund and that the interests of existing shareholders of each Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the RiverSource Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Funds;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the relative similarity of investment objectives, principal investment strategies and policies of each Selling Fund and the corresponding Buying Fund and, in that connection, the anticipated continuity of investment for shareholders of each Selling Fund as it merges into its corresponding Buying Fund;

4.	the estimated net operating expenses that shareholders of each class of shares of each Selling Fund are expected to experience as shareholders of the corresponding Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses generally are expected to decline as a result of the Reorganization (except for Class I and R4 shareholders of RiverSource Partners Fundamental Value Fund, for which such expenses are expected to increase) as a result of the Reorganization (including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund) (see “Fees and Expenses”);

5.	the current assets of each Selling Fund and the corresponding Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the management of the combined Fund and the historical performance of each Selling Fund and the corresponding Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that each Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, the corresponding Buying Fund’s relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Funds’ pre-merger realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Funds will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., each Selling Fund’s turnover associated with and resulting from the sale of any securities the corresponding Buying Fund cannot, or does not wish to acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the Selling Funds only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Funds in the first year following the Reorganization.

In their deliberations, the RiverSource Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The RiverSource Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund. Certain of the factors considered by the RiverSource Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The RiverSource Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Combined Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which should lead to a more concentrated selling effort).

TAX CONSEQUENCES. The RiverSource Board examined the relative tax situations of each Selling Fund and the corresponding Buying Fund and the resulting tax impact of each proposed Reorganization to each Selling Fund’s shareholders. In that connection, as noted, the RiverSource Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization. In particular, the RiverSource Board reviewed a detailed analysis of the potential limitations on the use of each of the Seligman Capital Fund’s and the Seligman Growth Fund’s pre-merger realized losses by its corresponding Buying Fund for U.S. federal income tax purposes after the Reorganization and the potential diminution of the corresponding Buying Fund’s ability to use those losses to offset future gains. The Board also took into account information from management showing that the corresponding Buying Funds should realize, over the course of time, economic benefits from the Reorganization that should exceed the potential tax cost to those particular Selling Fund shareholders (see “Tax Status of the Reorganizations”).

CONTINUITY OF INVESTMENT. Each Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 1

RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund

The RiverSource Board noted that the Selling Fund seeks to provide shareholders with long-term capital growth while the Buying Fund seeks total return, consisting of long-term capital appreciation and current income. The RiverSource Board also noted the commonality in the Funds’ investment strategy in that both Funds normally invest primarily in large cap companies, though the Buying Fund invests at least 80% of its net assets in companies with market capitalizations of over $2 billion, and the Selling Fund primarily invests in companies with market capitalizations in excess of $5 billion. The RiverSource Board also took into account that the Selling Fund may invest in foreign securities to a slightly greater extent than may the Buying Fund. The RiverSource Board further considered that, unlike the Buying Fund, the Selling Fund is subadvised by Davis Selected Advisers, L.P.

Proposal 2

Seligman Capital Fund into Columbia Mid Cap Growth Fund

The RiverSource Board noted that both the Selling Fund and the Buying Fund seek to provide shareholders with capital appreciation. The RiverSource Board observed the commonality in the Funds’ investment strategy in that both Funds are mid-cap equity funds. The Board did take into account that although the Selling Fund normally invests in the common stock of medium-sized U.S. companies with market capitalizations at the time of purchase of between $1 billion and $15 billion, the Buying Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of companies in the Russell MidCap Index (currently $25 million to $15.8 billion) at the time of purchase. Nevertheless, it was observed that both Funds are currently managed in a similar manner and share a common portfolio management team.

Proposal 3

RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I

The RiverSource Board noted that both the Selling Fund and the Buying Fund seek long-term capital appreciation. The RiverSource Board also noted the commonality in the Funds’ investment strategy in that both Funds normally invest at least 80% of their net assets in equity securities of companies that have market capitalizations within the range of companies in the Russell 2000 Value Index at the time of purchase.

Proposal 4

Seligman Growth Fund into Columbia Large Cap Growth Fund

The RiverSource Board noted that both the Selling Fund and the Buying Fund seek long-term capital appreciation. The RiverSource Board also noted the commonality in the Funds’ investment strategy in that both Funds normally invest in securities of large capitalization companies. The RiverSource Board did take into account that the Selling Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects, and may also invest in small and mid-sized companies, while the Buying Fund invests at least 80% of its net assets in equity securities of large capitalization companies, primarily common stocks and securities that can be converted into common stocks. Nevertheless, it was observed that both Funds are currently managed in a similar manner and share a common portfolio management team.

Proposal 5

RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund

The RiverSource Board noted that both the Selling Fund and the Buying Fund seek long-term capital appreciation. In considering the commonality in the Funds’ investment strategy, the RiverSource Board did take into account that the Selling Fund typically invests at least 80% of its net assets in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500 Index at the time of investment, while the Buying Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index (between $14.0 million and $14.7 billion as of August 31, 2010) at the time of purchase.

INVESTMENT PERFORMANCE. The RiverSource Board considered the relative performance record of each Selling Fund and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 1

RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Selling Fund’s performance was better for the one-year period, but the Buying Fund’s performance was significantly better for the three- and five-year periods.

Proposal 2

Seligman Capital Fund into Columbia Mid Cap Growth Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Selling Fund’s performance was better for the one- and ten-year periods, but the Buying Fund’s performance was better for the three- and five-year periods, and that the Buying Fund received better ratings for all applicable periods from an independent information provider. The RiverSource Board also observed that both Funds are currently managed in a similar manner and share a common portfolio management team.

Proposal 3.

RiverSource Disciplined Small Cap Value Fund into Columbia Small Cap Value Fund I

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for all applicable periods.

Proposal 4

Seligman Growth Fund into Columbia Large Cap Growth Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which Seligman Growth Fund’s performance was better for the one-, three- and five-year periods, but the Buying Fund’s performance was better for the ten-year period. Nevertheless, the RiverSource Board observed that the Buying Fund received better ratings for the three- and ten-year periods and the Funds received identical ratings for the five-year period from an independent information provider. The RiverSource Board also observed that both Funds are currently managed in a similar manner and share a common portfolio management team.

Proposal 5

RiverSource Disciplined Small and Mid Cap Equity Fund into Columbia Mid Cap Value Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for all applicable periods. The Board also noted the information from management indicating that RiverSource Disciplined Small and Mid Cap Equity Fund has failed to attract a material amount of assets since its launch in May 2006 and that the Fund’s prospects for growth are limited. In this regard, the Board noted that the Buying Fund has more than 35 times the amount of the assets of the Selling Fund.

ECONOMIES OF SCALE. The RiverSource Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined Funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit more quickly from pre-established “breakpoints” in investment management services fees that are triggered as the fund’s net asset level increases, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Furthermore, the RiverSource Board observed that the combined fixed expenses of the larger combined Fund, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base. The RiverSource Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The RiverSource Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund.

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each of Seligman Capital Fund and Seligman Growth Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Fund.

For each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, the Agreement must be approved by the affirmative vote of a majority of the voting power of the shares entitled to vote.

For each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund only, a vote to approve the proposed Agreement also will constitute a vote to dissolve such Selling Fund and a vote to amend the Articles of Incorporation of the corporation of which it is a series to provide that such Selling Fund be acquired by the corresponding Buying Fund.

If the Agreement is not approved for a Selling Fund, the Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.

SECTION B — BOARD PROPOSALS

Proposal 6 – Election of Directors

(All Selling Funds)

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management, the Selling Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Board”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Board and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of directors/trustees. In this regard, even though the Columbia RiverSource Board would be larger and cause the portion of the Combined Fund Complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters and streamlining the resources needed to support board reporting and interaction.

Each Selling Fund is a series of a corporation (a “Company” and collectively, the “Companies”). In order to effect the consolidation, at a joint meeting held on September 29, 2010, the Board Governance Committee of the Columbia RiverSource Board, in a joint session with the full Columbia RiverSource Board, recommended the nomination of the Non-Interested Nominees (defined below) and the Interested Nominees (defined below). The Columbia RiverSource Board, including a majority of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of each Company (each, a “Non-Interested Director” and collectively, the “Non-Interested Directors”), and the Board Governance Committee of the Columbia RiverSource Board, voting separately, unanimously nominated the Non-Interested Nominees and Interested Nominees and voted to present each Nominee to shareholders for election as directors. The Columbia RiverSource Board currently has no reason to believe that any Nominee will become unavailable for election as a director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee of the Columbia RiverSource Board and the full Columbia RiverSource Board may designate.

The Board elections will be effective in the second quarter of 2011.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Companies (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

William F. Truscott and Anthony M. Santomero (each an “Interested Nominee” and collectively, the “Interested Nominees”) are “interested persons” of each Company. William F. Truscott is an “interested person” of each Company because he serves as Chairman of the Board of Columbia Management (and was previously the

President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise Financial, Inc., the parent company of Columbia Management, in which he is also a stockholder. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, he is as an “interested person” of each Company because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with funds that are series of each Company or other funds or accounts advised/managed by Columbia Management and/or a subadviser utilized by funds that are series of each Company.

Sixteen Nominees have been nominated to the Columbia RiverSource Board. Nine of those Nominees are directors currently serving on the twelve-member Columbia RiverSource Board. If the Nominees are elected by shareholders, at least 75% of each Company’s directors will continue to be Non-Interested Directors. The Nominees would serve as directors in accordance with the organizational documents of each Company. Each director would serve for an indefinite term. A director’s term may terminate by the election of his or her successor, by the termination or dissolution of the Company, or by his or her death, resignation, removal, retirement or incapacity. Under the current Columbia RiverSource Board’s policy, a director may serve until the next Columbia RiverSource Board meeting after he or she reaches the mandatory retirement age established by the Columbia RiverSource Board, or the fifteenth anniversary of the first Columbia RiverSource Board meeting he or she attended as a director.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Director	Indefinite term; Director since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Director	Indefinite term; None	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current	192	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly, Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Director and Chairman of the Board	Indefinite term; Chairman of the Board since 1/1/07 and Director since 1/1/02	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Director	Indefinite term; Director since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Director	Indefinite term; 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Director	Indefinite term; Director since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	192	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Director	Indefinite term; None	President – Micco Corporation (real estate development) and Mickel Investment Group	194	BofA Funds Series Trust; Piedmont Natural Gas

Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Director	Indefinite term; Director since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)

If elected to serve on the Columbia RiverSource Board, each Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex (except that each Non-Interested Nominee who is currently a Non-Interested Director would also oversee Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund, for a total of 150 funds of the RiverSource Fund Complex), and if such Non-Interested Nominee also serves, or is elected to serve, on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 192 (or 194) funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of certain funds in the Combined Fund Complex.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds One Financial Center, Boston, MA 02111 Age 64	Director	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Director; Senior Vice President	Indefinite term; Director since 11/7/01; Senior Vice President since 5/1/10	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President –Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. 2006-2008	194	None

(1)

If elected to serve on the Columbia RiverSource Board, Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex. If Dr. Santomero also is elected to serve on the Columbia Nations Board, then Dr. Santomero would oversee 44 funds of the

Columbia Fund Complex, for a total of 192 funds across the Combined Fund Complex. If elected to serve on the Columbia RiverSource Board, Mr. Truscott would oversee 150 funds (which includes, in addition to the same 148 funds that would be overseen by Dr. Santomero, Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund) of the RiverSource Fund Complex. If Mr. Truscott also is elected to serve on the Columbia Nations Board, then Mr. Truscott would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations are approved by shareholders of certain funds in the Combined Fund Complex.

Nominees’ Beneficial Ownership of Shares of Each Selling Fund

Exhibit E of this combined proxy statement/prospectus provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Selling Fund.

Status of Current Directors

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Columbia RiverSource Board. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors to the Columbia RiverSource Board. The Columbia RiverSource Board met on the following number of occasions during each Selling Fund’s most recent fiscal year.

Fund	Number of Meetings
Seligman Capital Fund, Inc.	11
Seligman Growth Fund, Inc.	11
RiverSource Disciplined Small & Mid Cap Equity Fund	9
RiverSource Disciplined Small Cap Value Fund	9
RiverSource Partners Fundamental Value Fund	9

Leadership Structure and Risk Oversight

The Columbia RiverSource Board oversees management of the Companies and the Selling Funds. The Columbia RiverSource Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Companies. The Columbia RiverSource Board currently consists of twelve directors who have extensive and varied experience and skills. Eleven of the directors are Non-Interested Directors. Information about the background and qualifications of each of the directors can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia RiverSource Board has appointed Stephen R. Lewis, Jr., a Non-Interested Director, to serve in the role of Chairman. The Chairman has significant additional responsibilities compared to the other directors, including, among other things: setting the agenda for Columbia RiverSource Board meetings, communicating and meeting regularly with the other directors between board and committee meetings on Selling Fund-related matters with the Selling Funds’ Chief Compliance Officer, counsel to the Non-Interested Directors and representatives of the Selling Funds’ service providers and overseeing Board Services Corporation (which provides office space and other services to the Columbia RiverSource Board). The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Companies, to appoint Stephen R. Lewis, Jr. as Chairman subsequent to the Meeting.

The Columbia RiverSource Board has several standing committees (the “Committees”) which are an integral part of the Selling Funds’ overall governance and risk management oversight structure. The standing Committees are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the

Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia RiverSource Board” below.

The Columbia RiverSource Board initially approves an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Columbia RiverSource Board monitors the level and quality of services, including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Columbia RiverSource Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. Annually, the Columbia RiverSource Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Columbia RiverSource Board also oversees Selling Fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The leadership structure of the Columbia RiverSource Board, including the Committee structure and the manner in which the Columbia RiverSource Board conducts its risk oversight role, may be changed at any time and in the discretion of the Columbia RiverSource Board, including in response to changes in circumstances or the characteristics of the Companies. In this regard, it may be changed in certain respects as the Columbia RiverSource Board consolidates with the Columbia Nations Board and considers enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia RiverSource Board

The Columbia RiverSource Board has organized the following standing Committees to facilitate its work: the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Non-Interested Directors. The duties of these Committees are described below.

Mr. Lewis, as Chairman of the Columbia RiverSource Board, acts as a point of contact between the Non-Interested Directors and Columbia Management between Columbia RiverSource Board meetings in respect of general matters.

Board Governance Committee

The Board Governance Committee recommends to the full Columbia RiverSource Board the size, structure and composition of the Columbia RiverSource Board and its Committees, the compensation to be paid to members of the Columbia RiverSource Board and a process for assessing the operations of the Columbia RiverSource Board. The Board Governance Committee also reviews candidates for Columbia RiverSource Board membership, including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Columbia RiverSource Board regarding responsibilities and duties of the Columbia RiverSource Board, oversees proxy voting and supports the work of the Chairman in relation to furthering the interests of the Selling Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timing requirement set forth in the section captioned “SECTION C – PROXY VOTING AND SHAREHOLDER MEETING INFORMATION – Shareholder Proposals” for submission of other shareholder proposals. The Board

Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Columbia RiverSource Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Columbia RiverSource Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Columbia RiverSource Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent (or non-interested) director; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Columbia RiverSource Board and any anticipated vacancies or other factors.

One or more members of the Board Governance Committee (and/or the Columbia RiverSource Board) also endeavor to meet with each nominee to evaluate the candidate’s ability to work effectively with other members of the Columbia RiverSource Board, while also exercising independent judgment. Although the Columbia RiverSource Board does not have a formal diversity policy, the Columbia RiverSource Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Columbia RiverSource Board accorded particular weight to the individual professional background of each Non-Interested Director, as summarized below under “Nominee Qualifications.”

The Columbia RiverSource Board believes that the Selling Funds are well-served by a board the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Board Governance Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Columbia RiverSource Board.

Name	Geographic	PROFESSIONAL BACKGROUND - 2010
		For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X
Carlton	NY			X	X				X
Carmichael	IL	X		X	X				X
Flynn	MA						X
Hawkins	CA	X							X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X					X
Nagorniak	MA	X		X
Paglia	NY	X		X					X
Richie	MI	X			X
Santomero	PA		X				X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee, and the full Columbia RiverSource Board, have concluded that having a senior executive of Columbia Management serve on the Columbia RiverSource Board can facilitate the Non-Interested Directors’ increased access to information regarding Columbia Management, which is the Companies’ most significant service provider.

With respect to the directorship of Dr. Santomero, who is an Interested Nominee, the Board Governance Committee, and the full Columbia RiverSource Board, have concluded that, despite his lack of technical independence under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with Columbia Management or Ameriprise Financial, Inc. The Columbia RiverSource Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which is expected to complement well the mix of experiences represented by the current Columbia RiverSource Board.

Compliance Committee

The Compliance Committee supports the Selling Funds’ maintenance of a strong compliance program by providing a forum for Non-Interested Directors to consider compliance matters impacting the Selling Funds or their key service providers; developing and implementing, in coordination with the Selling Funds’ Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Columbia RiverSource Board; and providing a designated forum for the Selling Funds’ CCO to meet with Non-Interested Directors on a regular basis to discuss compliance matters.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the Selling Funds and advises the Columbia RiverSource Board regarding actions taken on these contracts during the annual review process.

Executive Committee

The Executive Committee acts for the Columbia RiverSource Board between meetings of the Columbia RiverSource Board.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of each Selling Fund’s assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques and securities trading practices and reports areas of concern to the Columbia RiverSource Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Selling Funds and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the Selling Funds’ financial statements and independent audits as well as the Selling Funds’ compliance with legal and regulatory requirements relating to the Selling Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Selling Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees the Selling Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Committee Meetings

The following table shows the number of times the Committees met during each Selling Fund’s most recent fiscal year.

Fiscal Period	Board Governance	Compliance	Contracts	Distribution	Executive	Investment Review	Audit

For Funds with fiscal periods ending May 31 •RiverSource Partners Fundamental Value Fund	5	5	6	3	0	5	6

For Funds with fiscal periods ending July 31 •RiverSource Disciplined Small Cap Value Fund •RiverSource Disciplined Small and Mid Cap Equity Fund	5	5	6	2	0	5	6

For Funds with fiscal periods ending December 31 •Seligman Capital Fund •Seligman Growth Fund	5	5	6	4	2	6	6

Nominee Qualifications

The Companies’ Articles of Incorporation and Bylaws do not set forth any specific qualifications to serve as a director. The charter of the Board Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Board Governance Committee may take into account in considering director candidates. The Board Governance Committee charter is attached as Exhibit F to this combined proxy statement/prospectus. The Board Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Board Governance Committee believes are necessary for one or more of the directors to possess.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the Board Governance Committee’s nomination of that individual (as of the date of this combined proxy statement/prospectus).

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Board since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Board since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly, Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Board since 2007 and a director/trustee on the Columbia RiverSource Board since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of the trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Board since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Board since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the Board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise Financial, Inc., the parent company of Columbia Management.

Procedures for Communications to the Columbia RiverSource Board

Shareholders who want to communicate with the Columbia RiverSource Board or an individual director should send written communications to Board Services Corporation, 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the board of directors of the Company or the individual director.

Executive Officers of the Companies and Columbia Management

Information about the executive officers of each Company and Columbia Management is included in Exhibit G of this combined proxy statement/prospectus.

Remuneration for Directors and Officers

Information about total directors’ fees paid by each Fund and the Companies to the Non-Interested Directors and Interested Directors is included in Exhibit H to this combined proxy statement/prospectus. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as directors of a Company. If the Nominees are elected to serve on the board of the Combined Fund Complex, the compensation paid to the directors of the Combined Fund Complex (except Mr. Truscott, who will receive no remuneration from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated board and the increased operational efficiencies by reducing the number of Board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support Board reporting and interaction.

Required Vote and Recommendation

For each of Seligman Capital Fund and Seligman Growth Fund, election of each Nominee requires the affirmative vote of a plurality of the shares thereof present and entitled to vote at the Meeting.

For each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, election of each Nominee requires the affirmative vote of a plurality of the voting power of the shares of each series thereof (voting together as a single class) present at the Meeting in person or by proxy and entitled to vote. Each shareholder of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund entitled to vote may use cumulative voting, as described in “Section C — Proxy Voting and Shareholder Meeting Information — Voting.”

For RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, this Proposal 6 is contingent on Proposal 7 to the extent that if shareholders of a Company elect all 16 Nominees but do not approve the proposed amendment to such Company’s Articles of Incorporation, then William F. Truscott, an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Companies, will not continue as a director of that Company.

THE COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

Proposal 7 – Approve an Amendment to the Articles of Incorporation of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc. to Increase the Maximum Number of Directors

(RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund only)

As discussed above under Proposal 6, the Columbia RiverSource Board and the Columbia Nations Board have agreed to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. In order to implement the board of directors/trustees consolidation discussed above, the Board Governance Committee of the Columbia RiverSource Board has nominated and recommended, and the full Columbia RiverSource Board has nominated, the 16 Nominees for election to the Columbia RiverSource Board, as further described in Proposal 6 (election of directors/trustees). However, the Articles of Incorporation (“Charter”) of each Company currently state that each Company can have no more than 15 directors. Accordingly, it is proposed that the applicable provision of each Company’s Charter be amended (a) to increase the maximum permissible number of directors to twenty (20) and (b) to provide that any future change in the actual number of directors within the stated range shall require the approval of at least seventy-five percent (75%) of the directors then serving.

The relevant provisions of the Charter of each Company, and the proposed language that would be included in the Charter, are set forth below.

Current Language	Proposed Language
The directors, of which there shall be not less than two nor more than fifteen, shall be elected at the first meeting of the shareholders for an indefinite term and thereafter at each regular meeting of shareholders, to hold office for an indefinite term until the next regular meeting of shareholders, but in any event, they shall hold office until their successors are elected and qualify.	The directors, of which there shall be not less than two nor more than twenty, shall be elected by shareholders, to hold office for an indefinite term, but in any event, they shall hold office until their successors are elected and qualify. The actual number of directors shall be set from time to time by action of at least seventy-five percent (75%) of the directors then in office.

The proposed amendment to each Company’s Charter would also provide that any future change to such Charter’s provisions regarding the establishment of a maximum or minimum number of directors would require the approval of seventy-five percent (75%) of the directors then in office, in addition to any approval by shareholders of each company which may be required under the applicable Charter.

Required Vote and Recommendation

The proposed amendment to the Charter of each of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc. requires the affirmative vote of a majority of the voting power of the shares of each series of such Company (voting together as a single class) present and entitled to vote at the Meeting.

THE BOARD OF EACH OF RIVERSOURCE MANAGERS SERIES, INC. AND RIVERSOURCE DIMENSIONS SERIES, INC. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO ITS CHARTER.

SECTION C — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on December 17, 2010 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, and, as applicable, the proposed amendment to the Articles of Incorporation of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc., as applicable, shares of each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date, and shares of each of Seligman Capital Fund and Seligman Growth Fund are entitled to one vote per share or a proportionate fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. With respect to the election of Nominees and, as applicable, the amendment of the Articles of Incorporation, shareholders of each Selling Fund will vote together with shareholders of each other series of the corporation of which such Selling Fund is a series, if any, as a single class. With respect to the election of Nominees, each shareholder of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund is entitled to a number of votes equal to the number of dollars of net asset value of shares owned multiplied by the number of directors to be elected, and may cast all of such votes for a single Nominee or may distribute them among the Nominees, or any two or more of them. Shareholders of each of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund who wish to cast all of such votes for a single Nominee or to distribute such votes other than pro rata among all of the indicated Nominees may indicate the percentage of such votes that they wish to cast for each Nominee. In the event that a shareholder indicates percentages that do not total 100%, all percentages will be increased or decreased pro rata to ensure that 100% of such votes are cast. For Seligman Capital Fund and Seligman Growth Fund, there is no cumulative voting in the election of directors. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Total
Seligman Capital Fund, Inc.
Shares Outstanding	6,979,947.483	178,111.221	2,272,210.824	581,384.819	528,582.431		83,599.645		10,623,836.423
Total Votes to which Entitled	6,979,947.483	178,111.221	2,272,210.824	581,384.819	528,582.431	—	83,599.645	—	10,623,836.423
Seligman Growth Fund, Inc.
Shares Outstanding	269,279,948.632	19,804,393.169	7,561,874.565	55,535,577.089	442,840.254	9,914,218.529	99,391.313		362,638,243.551
Total Votes to which Entitled	269,279,948.632	19,804,393.169	7,561,874.565	55,535,577.089	442,840.254	9,914,218.529	99,391.313	—	362,638,243.551
RiverSource Disciplined Small & Mid Cap Equity Fund
Shares Outstanding	1,188,185.509	76,484.607	29,820.443	2,569,788.337		1,206.159		11,607,712.948	15,473,198.003
Total Votes to which Entitled	10,515,441.75	657,002.77	256,157.61	22,896,814.08	—	10,698.63	—	—	34,336,114.85
RiverSource Disciplined Small Cap Value Fund
Shares Outstanding	417,226.693	16,093.580	15,536.642	3,924,411.652	454.959				4,373,723.526
Total Votes to which Entitled	3,842,657.84	145,164.09	140,140.51	36,300,807.78	4,181.07	—	—	—	40,432,951.30
RiverSource Partners Fundamental Value Fund
Shares Outstanding	61,840,239.598	7,495,476.698	1,778,848.451	38,673,633.018		26,881.464			109,815,079.229
Total Votes to which Entitled	308,582,795.59	35,678,469.08	8,485,107.11	195,688,583.07	—	135,213.76	—	—	548,570,168.62

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, ten percent (10%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Seligman Capital Fund and Seligman Growth Fund, thirty-three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal or the election of Nominees. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) With respect to the election of Nominees, neither abstentions nor broker non-votes will have an effect on the outcome of the proposal. With respect to each Reorganization, and the proposed amendment to the Articles of Incorporation of RiverSource Managers Series, Inc. and RiverSource Dimensions Series, Inc., abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund, FOR the election of each Nominee, and, if applicable. FOR the proposed amendment to the Articles of Incorporation. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, toll free at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
RiverSource Partners Fundamental Value Fund	$1,026
Seligman Capital Fund	$16,231
RiverSource Disciplined Small Cap Value Fund	$457
Seligman Growth Fund	$3,829
RiverSource Disciplined Small and Mid Cap Equity Fund	$36,862

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a director or trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

Dissenters’ Right of Appraisal.

Shareholders of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund may be entitled to assert appraisal rights under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act in connection with their Selling Fund’s Reorganization and to obtain payment of the “fair value” of their Selling Fund shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions of the Minnesota Business Corporation Act is attached as Exhibit B hereto.

Notwithstanding Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund, such as the Selling Funds, would be a violation of Rule 22c-1, the forward-pricing rule, under the

1940 Act. This rule states that no mutual fund may redeem its shares other than at the net asset value next computed after receipt of a request for redemption. It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all Selling Fund shareholders, dissenters’ rights will be determined in accordance with the SEC’s interpretation. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the relevant Selling Fund intends to submit the question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Shareholders of Seligman Capital Fund and Seligman Growth Fund have no appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations, the amendment to the Articles of Incorporation and the election of Nominees. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund and RiverSource Disciplined Small and Mid Cap Equity Fund, if a quorum is not present, the Meeting may be adjourned without notice other than notice at the Meeting, and may otherwise be adjourned by the affirmative vote of a majority of the shares thereof (voting together as a single class) voted at the Meeting.

•

For Seligman Capital Fund and Seligman Growth Fund, the Meeting may be adjourned, whether or not a quorum is present, by the holders of a majority of the shares present in person or by proxy and entitled to vote. If the Meeting is adjourned, notice does not need to be given of the adjourned Meeting date, other than announcement at the Meeting. In addition, if a quorum is not present, the chairman may adjourn the Meeting and set a date for the adjourned Meeting not more than 120 days after the Record Date without notice other than announcement at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION D — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
D-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
D-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
D-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of September 30, 2010 for RiverSource Partners Fundamental Value Fund, Columbia Contrarian Core Fund, Seligman Growth Fund and Columbia Large Cap Growth Fund, as of August 31, 2010 for Seligman Capital Fund, Columbia Mid Cap Growth Fund, RiverSource Disciplined Small & Mid Cap Equity Fund and Columbia Mid Cap Value Fund, as of June 30, 2010 for RiverSource Disciplined Small Cap Value Fund and Columbia Small Cap Value Fund I and, with respect to each Buying Fund, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of each applicable Selling Fund and the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of each applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table D-1. Actual and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding***
RiverSource Partners Fundamental Value Fund (Selling Fund)
Class A	$307,276,383	$4.57	67,189,864
Class B	$35,146,263	$4.37	8,051,497
Class C	$8,172,223	$4.38	1,865,549
Class I	$180,340,440	$4.63	38,917,841
Class R4	$123,877	$4.61	26,881

Total	$531,059,186		116,051,632

Columbia Contrarian Core Fund (Current) (Buying Fund)
Class A	$111,182,019	$12.61	8,816,877
Class B	$3,990,937	$11.78	338,703
Class C	$18,368,411	$11.80	1,557,077
Class I	$2,497	$12.69	197
Class R	$2,497	$12.61	198
Class T	$112,861,722	$12.51	9,019,636
Class W	$2,497	$12.61	198
Class Z	$344,080,992	$12.68	27,128,637

Total	$590,491,572		46,861,523

Fund	Net assets	Net asset value per share	Shares outstanding***
Columbia Contrarian Core Fund (Pro Forma Combined)**
Class A	$418,420,333	$12.61	33,182,078
Class B	$39,133,385	$11.78	3,321,954
Class C	$26,538,669	$11.80	2,249,568
Class I	$180,324,628	$12.69	14,209,979
Class R	$2,497	$12.61	198
Class R4	$123,864	$12.61	9,823
Class T	$112,854,745	$12.51	9,019,636
Class W	$2,497	$12.61	198
Class Z	$344,059,721	$12.68	27,128,637

Total	$1,121,460,339		89,122,071

Seligman Capital Fund (Selling Fund)
Class A	$146,622,777	$19.98	7,337,030
Class B	$3,651,496	$16.11	226,620
Class C	$38,803,354	$16.16	2,401,898
Class I	$12,170,883	$20.93	581,385
Class R*	$10,642,835	$19.70	540,381
Class R5	$1,748,948	$20.92	83,600

Total	$213,640,293		11,170,914

Columbia Mid Cap Growth Fund (Current) (Buying Fund)
Class A	$65,123,044	$20.22	3,220,423
Class B	$5,581,662	$18.93	294,859
Class C	$9,858,493	$18.98	519,318
Class R*	$5,112,378	$19.98	255,838
Class T	$19,581,597	$20.21	968,882
Class Y	$1,013,072	$20.72	48,889
Class Z	$986,589,782	$20.72	47,615,723

Total	$1,092,860,028		52,923,932

Columbia Mid Cap Growth Fund (Pro Forma Combined)**
Class A	$211,628,338	$20.22	10,466,094
Class B	$9,230,099	$18.93	487,602
Class C	$48,631,002	$18.98	2,562,144
Class I	$12,161,312	$20.72	586,936
Class R*	$15,746,672	$19.98	788,094
Class R5	$1,747,573	$20.22	86,428
Class T	$19,580,942	$20.21	968,882
Class Y	$1,013,038	$20.72	48,889
Class Z	$986,556,799	$20.72	47,615,723

Total	$1,306,295,775		63,610,792

Fund	Net assets	Net asset value per share	Shares outstanding***
RiverSource Disciplined Small Cap Value Fund (Selling Fund)
Class A	$3,310,291	$7.30	453,634
Class B	$179,299	$7.17	24,998
Class C	$112,256	$7.17	15,654
Class I	$44,199,648	$7.31	6,042,689
Class R*	$3,317	$7.29	455
Class R4	$4,726	$7.29	648

Total	$47,809,537		6,538,078

Columbia Small Cap Value Fund I (Current) (Buying Fund)
Class A	$593,209,149	$35.84	16,553,689
Class B	$22,775,432	$29.17	780,724
Class C	$49,887,864	$30.87	1,616,212
Class Y	$1,110,772	$37.63	29,518
Class Z	$774,590,489	$37.60	20,602,843

Total	$1,441,573,706		39,582,986

Columbia Small Cap Value Fund I (Pro Forma Combined)**
Class A	$596,516,928	$35.84	16,645,982
Class B	$22,954,595	$29.17	786,866
Class C	$50,000,035	$30.87	1,619,846
Class I	$44,166,101	$37.60	1,174,630
Class R	$3,314	$35.84	92
Class R4	$4,722	$35.84	132
Class T	$1,110,772	$37.63	29,518
Class Z	$774,590,489	$37.60	20,602,843

Total	$1,489,346,956		40,859,909

Seligman Growth Fund, Inc. (Selling Fund)
Class A	$1,178,940,831	$4.22	279,109,185
Class B	$68,386,621	$3.30	20,735,393
Class C	$26,226,878	$3.30	7,950,238
Class I	$245,225,117	$4.39	55,881,676
Class R	$1,728,127	$4.14	417,159
Class R4	$45,149,928	$4.38	10,311,388
Class R5	$435,936	$4.38	99,435

Total	$1,566,093,438		374,504,474

Fund	Net assets	Net asset value per share	Shares outstanding***
Columbia Large Cap Growth Fund (Current) (Buying Fund)
Class A	$148,455,253	$20.64	7,193,914
Class B	$14,526,570	$18.97	765,782
Class C	$15,989,900	$18.98	842,508
Class E	$12,800,418	$20.60	621,432
Class F	$425,226	$18.96	22,427
Class I	$2,495	$21.14	118
Class R	$2,495	$20.64	121
Class T	$143,783,874	$20.49	7,016,073
Class W	$2,495	$20.64	121
Class Y	$22,272,056	$21.14	1,053,680
Class Z	$860,959,491	$21.12	40,760,043

Total	$1,219,220,273		58,276,219

Columbia Large Cap Growth Fund (Pro Forma Combined)**
Class A	$1,327,024,556	$20.64	64,295,140
Class B	$82,891,640	$18.97	4,369,634
Class C	$42,208,513	$18.98	2,223,889
Class E	$12,800,418	$20.60	621,432
Class F	$425,226	$18.96	22,427
Class I	$245,150,333	$21.14	11,596,515
Class R	$1,730,077	$20.64	83,822
Class R4	$45,135,700	$20.64	2,186,807
Class R5	$435,799	$20.64	21,114
Class T	$143,783,874	$20.49	7,016,073
Class W	$2,495	$20.64	121
Class Y	$22,272,056	$21.14	1,053,680
Class Z	$860,959,491	$21.12	40,760,043

Total	$2,784,820,178		134,250,697

RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)
Class A	$8,850,337	$6.97	1,269,945
Class B	$543,983	$6.77	80,295
Class C	$186,329	$6.78	27,486
Class I	$25,453,843	$7.00	3,634,953
Class R4	$8,419	$6.98	1,206
Class W	$95,627,946	$6.94	13,775,748

Total	$130,670,857		18,789,633

Fund	Net assets	Net asset value per share	Shares outstanding***
Columbia Mid Cap Value Fund (Current) (Buying Fund)
Class A	$1,273,014,308	$10.79	118,021,312
Class B	$45,706,803	$10.52	4,344,219
Class C	$151,738,190	$10.56	14,368,533
Class R	$270,655,614	$10.78	25,114,055
Class Y	$12,282	$10.78	1,139
Class Z	$2,300,306,252	$10.80	212,976,277

Total	$4,041,433,449		374,825,535

Columbia Mid Cap Value Fund (Pro Forma Combined)**
Class A	$1,281,843,539	$10.79	118,840,681
Class B	$46,249,789	$10.52	4,395,874
Class C	$151,922,920	$10.56	14,386,159
Class I	$25,426,958	$10.80	2,354,348
Class R	$270,653,114	$10.78	25,114,055
Class R4	$8,410	$10.79	779
Class W	$95,526,943	$10.79	8,853,285
Class Y	$12,282	$10.78	1,139
Class Z	$2,300,285,006	$10.80	212,976,277

Total	$4,171,928,961		386,922,597

*	Class R shares of Seligman Capital Fund, RiverSource Disciplined Small Cap Value Fund and Seligman Growth Fund were formerly named Class R2 shares.
**	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.
***	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of October 31, 2010 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following the Reorganization
RiverSource Partners Fundamental Value Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	34.08%	N/A

Columbia Contrarian Core Fund (Buying Fund)	Bank of America, N.A., Trustee, Dallas TX	25.42%	13.52%

	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	N/A	15.89%

Seligman Capital Fund (Selling Fund)	N/A	N/A	N/A

Columbia Mid Cap Growth Fund (Buying Fund)	Bank of America, N.A., Trustee, Dallas TX	37.09%	30.92%

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following the Reorganization
RiverSource Disciplined Small Cap Value Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership(3)(2)	90.50%	N/A

Columbia Small Cap Value Fund I (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(3)(2)	N/A	2.08%

RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	American Enterprise Investment Services Inc., Minneapolis, MN	72.11%	N/A

Columbia Mid Cap Value Fund (Buying Fund)	American Enterprise Investment Services Inc., Minneapolis, MN	0.00%	2.26%

(1)

Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund and Columbia Portfolio Builder Total Equity Fund.

(2)

Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Directors/Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

(3)	Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Income Builder Fund, Columbia Income Builder Fund II and Columbia Income Builder Fund III.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of October 31, 2010. As of October 31, 2010, the officers and directors of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table D-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Partners Fundamental Value Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	None	N/A	N/A
Class C	None	N/A	N/A
Class I	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	29.45%	N/A
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	26.88%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	17.44%	N/A
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	16.95%	N/A
	Columbia Portfolio Builder Moderate Conservative, Minneapolis, MN	6.86%	N/A
Class R4	American Enterprise Investment Services Inc., Minneapolis, MN	92.55%	N/A
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	7.44%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Contrarian Core Fund (Buying Fund)
Class A	None	N/A	N/A
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	16.43%	1.69%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	26.53%	18.70%
Class I	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.00%
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	N/A	29.47%
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	N/A	26.90%
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	N/A	17.45%
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	N/A	16.96%
	Columbia Portfolio Builder Moderate Conservative, Minneapolis, MN	N/A	6.87%
Class R4	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	92.55%
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	N/A	7.44%

Seligman Capital Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	8.55%	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	27.87%	N/A
Class I	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	55.16%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	36.94%	N/A
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	7.86%	N/A
Class R*	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	69.00%	N/A
Class R5	Gramma Fisher Foundation, Easton, MD	56.10%	N/A
	Patricks Plain, Easton, MD	40.68%	N/A

Columbia Mid Cap Growth Fund (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	22.95%	7.31%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	29.77%	22.05%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	16.14%	25.32%
	Citigroup Global Markets Inc., New York, NY	11.10%	2.42%
Class I	State Street Bank & Trust Company AAF Asset Allocation Fund, Boston, MA	99.98%	42.92%
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	N/A	31.48%
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	N/A	21.08%
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	N/A	4.48%
Class R	Palace Entertainment TTEE 401K, Greenwood Vlg., CO	11.68%	3.93%
	Counsel Trust FBO Anderson & Vreeland PSP, Pittsburgh, PA	10.17%	3.43%
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	9.99%	49.11%
Class R5	Gramma Fisher Foundation, Easton, MD	N/A	56.10%
	Patricks Plain, Easton, MD	N/A	40.68%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Disciplined Small Cap Value Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	Eric B. and Lucilla Henderson, Lake Jackson, TX	10.03%	N/A
	Doris M. Tole, Pittsburgh, PA	9.74%	N/A
	Kenneth E. Farnen, Homer, AK	9.51%	N/A
	Marilyn A. and Gary F. Consorto, Vonore, TN	6.48%	N/A
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	6.44%	N/A
	Donald R. Chmielewski, Isle, MN	5.97%	N/A
Class C	Morgan Stanley Smith Barney, Jersey City, NJ	19.99%	N/A
	Sanford Alan Greentree, Westlake Vlg., CA	19.75%	N/A
	Jill Thompson, Moundsview, MN	9.26%	N/A
	Bea Vande Merwe, Salt Lake City, UT	9.03%	N/A
	Timothy Edward Releford, Summit, NJ	8.95%	N/A
	Richard T. Castinano, Fort Meyers, FL	7.78%	N/A
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	6.40%	N/A
	State Street Bank & Trust FBO Ernest E. Tarantino, Boston, MA	5.38%	N/A
Class I	Columbia Income Builder Fund II, Minneapolis, MN	46.90%	N/A
	Columbia Income Builder Fund, Minneapolis, MN	29.32%	N/A
	Columbia Income Builder Fund III, Minneapolis, MN	23.76%	N/A
Class R*	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	N/A

Columbia Small Cap Value Fund I (Buying Fund)
Class A	Orchard Trust Company LLC TTEE, Greenwood Vlg., CO	5.38%	5.35%
	DCGT as TTEE FBO Principal Financial Group, Des Moines, IA	5.23%	5.20%
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	5.21%	5.18%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	9.70%	9.64%
	Eric B. and Lucilla Henderson, Lake Jackson, TX	N/A	0.06%
	Doris M. Tole, Pittsburgh, PA	N/A	0.06%
	Kenneth E. Farnen, Homer, AK	N/A	0.06%
	Marilyn A. and Gary F. Consorto, Vonore, TN	N/A	0.04%
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	N/A	0.04%
	Donald R. Chmielewski, Isle, MN	N/A	0.04%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	21.51%	21.46%
	Citigroup Global Markets Inc., New York, NY	5.90%	5.94%
	Morgan Stanley Smith Barney, Jersey City, NJ	5.88%	5.87%
	Sanford Alan Greentree, Westlake Vlg., CA	N/A	0.05%
	Jill Thompson, Moundsview, MN	N/A	0.02%
	Bea Vande Merwe, Salt Lake City, UT	N/A	0.02%
	Timothy Edward Releford, Summit, NJ	N/A	0.02%
	Richard T. Castinano, Fort Meyers, FL	N/A	0.02%
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	N/A	0.02%
	State Street Bank & Trust Cust FBO Ernest E Tarantino, Boston, MA	N/A	0.01%
Class I	State Street Bank & Trust Company AAF Asset Allocation Fund, Boston, MA	99.96%	16.44%
	Columbia Income Builder Fund II, Minneapolis, MN	N/A	38.34%
	Columbia Income Builder Fund, Minneapolis, MN	N/A	23.96%
	Columbia Income Builder Fund III, Minneapolis, MN	N/A	19.42%
Class R	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	100.00%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Seligman Growth Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	None	N/A	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	5.60%	N/A
Class I	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	29.42%	N/A
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	26.92%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	17.44%	N/A
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	16.94%	N/A
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	6.86%	N/A
Class R*	Accutek Packaging Equipment Co., Vista, CA	25.88%	N/A
	Frontier Trust Company FBO Financial Network Audit, LLC 401K, Fargo, ND	11.87%	N/A
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	11.46%	N/A
	Frontier Trust Company FBO B & L Corp. 401K, Fargo, ND	7.71%	N/A
	Frontier Trust Company FBO Edwards Sales Corp. 401K, Fargo, ND	6.11%	N/A
	Frontier Trust Company FBO C.Anthony Phillips Accountancy 401K, Fargo, ND	5.98%	N/A
Class R4	Ameriprise Trust Company, Minneapolis, MN	92.04%	N/A
	Wachovia Bank, Charlotte, NC	7.39%	N/A
Class R5	Gramma Fisher Foundation, Easton, MD	85.94%	N/A
	American Enterprise Investment Services Inc., Minneapolis, MN	8.30%	N/A

Columbia Large Cap Growth Fund (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	7.02%	0.79%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	12.20%	2.10%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	17.31%	10.05%
Class I	State Street Bank & Trust Co., Boston, MA	100.00%	38.31%
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	N/A	18.13%
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	N/A	16.60%
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	N/A	10.75%
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	N/A	10.44%
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	N/A	4.23%
Class R	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.14%
	Accutek Packaging Equipment Co., Vista, CA	N/A	25.82%
	Frontier Trust Company FBO Financial Network Audit, LLC 401K, Fargo, ND	N/A	11.84%
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	N/A	11.43%
	Frontier Trust Company FBO B & L Corp. 401K, Fargo, ND	N/A	7.69%
	Frontier Trust Company FBO Edwards Sales Corp. 401K, Fargo, ND	N/A	6.10%
	Frontier Trust Company FBO C.Anthony Phillips Accountancy 401K, Fargo, ND	N/A	5.97%
Class R4	Ameriprise Trust Company, Minneapolis, MN	N/A	91.99%
	Wachovia Bank, Charlotte, NC	N/A	7.39%
Class R5	Gramma Fisher Foundation, Easton, MD	N/A	85.94%
	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	8.30%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	American Enterprise Investment Services Inc., Minneapolis, MN	12.96%	N/A
Class C	American Enterprise Investment Services Inc., Minneapolis, MN	46.68%	N/A
Class I	Disciplined Asset Allocation Portfolios – Moderate, Minneapolis, MN	22.22%	N/A
	Disciplined Asset Allocation Portfolios – Moderate Aggressive, Minneapolis, MN	15.92%	N/A
	Disciplined Asset Allocation Portfolios – Moderate Conservative, Minneapolis, MN	8.53%	N/A
	Disciplined Asset Allocation Portfolios – Aggressive, Minneapolis, MN	7.82%	N/A
	Columbia Retirement Plus 2025 Fund, Minneapolis, MN	7.74%	N/A
	Columbia Retirement Plus 2030 Fund, Minneapolis, MN	7.32%	N/A
	Columbia Retirement Plus 2020 Fund, Minneapolis, MN	5.69%	N/A
	Columbia Retirement Plus 2035 Fund, Minneapolis, MN	5.52%	N/A
	Disciplined Asset Allocation Portfolios – Conservative, Minneapolis, MN	5.01%	N/A
Class R4	Columbia Management Investment Advisers, LLC, Minneapolis, MN	82.91%	N/A
	American Enterprise Investment Services Inc., Minneapolis, MN	17.09%	N/A
Class W	American Enterprise Investment Services Inc., Minneapolis, MN	99.97%	N/A

Columbia Mid Cap Value Fund (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	6.76%	6.71%
	ING Life Insurance & Annuity Co., Windsort, CT	5.55%	5.51%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	13.32%	13.16%
	Citigroup Global Markets Inc., New York, NY	5.57%	5.50%
	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	0.17%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	22.19%	22.15%
	Citigroup Global Markets Inc., New York, NY	9.25%	9.23%
	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	0.07%
Class I	State Street Bank & Trust Co., Boston, MA	64.57%	16.62%
	State Street Bank & Trust Co., Boston, MA	35.40%	9.12%
	Disciplined Asset Allocation Portfolios – Moderate, Minneapolis, MN	N/A	16.50%
	Disciplined Asset Allocation Portfolios – Moderate Aggressive, Minneapolis, MN	N/A	11.82%
	Disciplined Asset Allocation Portfolios – Moderate Conservative, Minneapolis, MN	N/A	6.33%
	Disciplined Asset Allocation Portfolios – Aggressive, Minneapolis, MN	N/A	5.81%
	Columbia Retirement Plus 2025 Fund, Minneapolis, MN	N/A	5.75%
	Columbia Retirement Plus 2030 Fund, Minneapolis, MN	N/A	5.43%
	Columbia Retirement Plus 2020 Fund, Minneapolis, MN	N/A	4.22%
	Columbia Retirement Plus 2035 Fund, Minneapolis, MN	N/A	4.10%
	Disciplined Asset Allocation Portfolios – Conservative, Minneapolis, MN	N/A	3.72%
Class R4	Columbia Management Investment Advisers, LLC, Minneapolis, MN	N/A	82.91%
	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	17.09%
Class W	Columbia Management Investment Advisers, LLC, Minneapolis, MN	94.60%	0.00%
	American Enterprise Investment Services Inc., Minneapolis, MN	5.40%	99.88%

*	Class R shares of Seligman Capital Fund, RiverSource Disciplined Small Cap Value Fund and Seligman Growth Fund were formerly named Class R2 shares.

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. The information shown below for each Buying Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Buying Fund’s financial statements, is included in the Buying Fund’s annual report to shareholders. The information shown for the six-month period ended March 31, 2010 for Columbia Contrarian Core Fund and Columbia Large Cap Growth Fund, February 28, 2010 for Columbia Mid Cap Growth Fund and August 31, 2010 for Columbia Mid Cap Value Fund is unaudited. The independent registered public accounting firm’s reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI.

Because Class I shares of Columbia Mid Cap Growth Fund, Class I and Class R shares of Columbia Small Cap Value Fund I and Class I and Class W shares of Columbia Mid Cap Value Fund are new, and because Class R4 shares of Columbia Contrarian Core Fund, Class R5 shares of Columbia Mid Cap Growth Fund, Class R4 and Class R5 shares of Columbia Large Cap Growth Fund and Class R4 shares of Columbia Mid Cap Value Fund have not yet commenced operations, no financial highlights are provided for these share classes.

Table D-3. Financial Highlights of Buying Funds

Financial Highlights — Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended September 30, 2010		Year Ended September 30, 2009(a)		Year Ended September 30, 2008	Year Ended September 30, 2007		Year Ended September 30, 2006
Net Asset Value, Beginning of Period	$11.76		$11.89		$15.51	$14.03		$13.59

Income from Investment Operations:
Net investment income(b)	0.04		0.08		0.07	0.05		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87		(0.14)		(2.17)	2.60		1.21

Total from investment operations	0.91		(0.06)		(2.10)	2.65		1.21

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.07)		(0.05)	—		(0.01)
From net realized gains	—		—		(1.47)	(1.17)		(0.76)

Total distributions to shareholders	(0.06)		(0.07)		(1.52)	(1.17)		(0.77)

Increase from regulatory settlements	—		—	(c)	—	—		—

Net Asset Value, End of Period	$12.61		$11.76		$11.89	$15.51		$14.03

Total return(d)(e)	7.75%		(0.28)%		(15.35)%	19.82%		9.24%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.19%	(f)	1.17%	(f)	1.14% (g)	1.14%	(f)	1.14%	(f)
Interest expense	—		—%	(h)	—% (h)	—		—
Net expenses	1.19%	(f)	1.17%	(f)	1.14% (g)	1.14%	(f)	1.14%	(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%	0.10%		0.12%
Net investment income	0.32%	(f)	0.77%	(f)	0.53% (g)	0.32%	(f)	—%	(f)(h)
Portfolio turnover rate	94%		131%		106%	88%		63%
Net assets, end of period (000s)	$111,182		$27,742		$11,187	$12,054		$10,578

(a)	On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of 0.01%.
(h)	Rounds to less than 0.01%.

Financial Highlights — Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended September 30,
	2010		2009(a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.02		$11.14		$14.67		$13.42		$13.12

Income from Investment Operations:
Net investment income (loss)(b)	(0.05)		0.01		(0.03)		(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81		(0.13)		(2.03)		2.48		1.16

Total from investment operations	0.76		(0.12)		(2.06)		2.42		1.06

Less Distributions to Shareholders:
From net realized gains	—		—		(1.47)		(1.17)		(0.76)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$11.78		$11.02		$11.14		$14.67		$13.42

Total return(d)(e)	6.90%		(1.08)%		(15.96)%		18.94%		8.40%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94%	(f)	1.92%	(f)	1.89%	(g)	1.89%	(f)	1.89%	(f)
Interest expense	—		—%	(h)	—%	(h)	—		—
Net expenses	1.94%	(f)	1.92%	(f)	1.89%	(g)	1.89%	(f)	1.89%	(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income (loss)	(0.46)%	(f)	0.12%	(f)	(0.22)%	(g)	(0.44)%	(f)	(0.75)%	(f)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$3,991		$3,428		$3,629		$4,796		$5,637

(a)	On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of 0.01%.
(h)	Rounds to less than 0.01%.

Financial Highlights — Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended September 30,
	2010		2009(a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.03		$11.15		$14.68		$13.43		$13.13

Income from Investment Operations:
Net investment income (loss)(b)	(0.05)		0.01		(0.03)		(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.82		(0.13)		(2.03)		2.48		1.16

Total from investment operations	0.77		(0.12)		(2.06)		2.42		1.06

Less Distributions to Shareholders:
From net realized gains	—		—		(1.47)		(1.17)		(0.76)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$11.80		$11.03		$11.15		$14.68		$13.43

Total return(d)(e)	6.98%		(1.08)%		(15.95)%		18.93%		8.40%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94%	(f)	1.92%	(f)	1.89%	(g)	1.89%	(f)	1.89%	(f)
Interest expense	—		—%	(h)	—%	(h)	—		—
Net expenses	1.94%	(f)	1.92%	(f)	1.89%	(g)	1.89%	(f)	1.89%	(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income (loss)	(0.44)%	(f)	0.03%	(f)	(0.21)%	(g)	(0.41)%	(f)	(0.75)%	(f)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$18,368		$7,094		$1,718		$1,428		$906

(a)	On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of 0.01%.
(h)	Rounds to less than 0.01%.

Financial Highlights — Columbia Contrarian Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares

Period Ended September 30, 2010(a)
Net Asset Value, Beginning of Period	$12.70

Income from Investment Operations:
Net investment income(b)	0.01
Net realized and unrealized loss on investments and foreign currency	(0.02)

Total from investment operations	(0.01)

Net Asset Value, End of Period	$12.69

Total return(c)(d)	(0.08)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses(e)(f)	0.85%
Net investment income(e)(f)	4.99%
Portfolio turnover rate(d)	94%
Net assets, end of period (000s)	$2

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value.
(d)	Not annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Annualized.

Financial Highlights — Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2006
Net Asset Value, Beginning of Period	$17.58		$23.47	$27.51	$24.01		$22.16

Income from Investment Operations:
Net investment loss(a)	(0.10)		(0.03)	(0.12)	(0.01	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.74		(5.37)	(0.06)	4.97		2.26

Total from investment operations	2.64		(5.40)	(0.18)	4.96		2.16

Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.86)	(1.46)		(0.31)
Increase from regulatory settlements	—		— (c)	—	—		—

Net Asset Value, End of Period	$20.22		$17.58	$23.47	$27.51		$24.01

Total return(d)	15.02%		(22.38)%	(2.21)%	21.24%		9.76% (e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(f)	1.23%		1.26%	1.18%	1.17%		1.21%
Interest expense	—%	(g)	—	—% (g)	—%	(g)	—
Net expenses(f)	1.23%		1.26%	1.18%	1.17%		1.21%
Waiver/Reimbursement	—		—	—	—		0.01%
Net investment loss(f)	(0.49)%		(0.20)%	(0.48)%	(0.05)%		(0.43)%
Portfolio turnover rate	137%		160%	149%	171%		67%
Net assets, end of period (000s)	$65,123		$53,881	$63,337	$49,614		$12,654

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2006
Net Asset Value, Beginning of Period	$16.59		$22.35	$26.47	$23.32		$21.69

Income from Investment Operations:
Net investment loss(a)	(0.23)		(0.14)	(0.30)	(0.20	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.57		(5.13)	(0.04)	4.81		2.22

Total from investment operations	2.34		(5.27)	(0.34)	4.61		1.94

Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)	(1.46)		(0.31)

Increase from regulatory settlements	—		— (c)	—	—		—

Net Asset Value, End of Period	$18.93		$16.59	$22.35	$26.47		$23.32
Total return(d)	14.10%		(22.93)%	(2.92)%	20.33%		8.95% (e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(f)	1.98%		2.01%	1.93%	1.92%		1.96%
Interest expense	—%	(g)	—	—% (g)	—%	(g)	—
Net expenses(f)	1.98%		2.01%	1.93%	1.92%		1.96%
Waiver/Reimbursement	—		—	—	—		0.01%
Net investment loss(f)	(1.24)%		(0.95)%	(1.23)%	(0.79)%		(1.19)%
Portfolio turnover rate	137%		160%	149%	171%		67%
Net assets, end of period (000s)	$5,582		$8,322	$15,829	$19,472		$7,452

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2006

Net Asset Value, Beginning of Period	$16.63		$22.41	$26.53	$23.37		$21.74

Income from Investment Operations:
Net investment loss(a)	(0.24)		(0.14)	(0.30)	(0.21	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.59		(5.15)	(0.04)	4.83		2.22

Total from investment operations	2.35		(5.29)	(0.34)	4.62		1.94

Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)	(1.46)		(0.31)

Increase from regulatory settlements	—		— (c)	—	—		—

Net Asset Value, End of Period	$18.98		$16.63	$22.41	$26.53		$23.37

Total return(d)	14.13%		(22.96)%	(2.91)%	20.33%		8.93% (e)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense(f)	1.98%		2.01%	1.93%	1.92%		1.96%
Interest expense	—%	(g)	—	—% (g)	—%	(g)	—%
Net expenses(f)	1.98%		2.01%	1.93%	1.92%		1.96%
Waiver/Reimbursement	—		—	—	—		0.01%
Net investment loss(f)	(1.24)%		(0.95)%	(1.23)%	(0.81)%		(1.16)%
Portfolio turnover rate	137%		160%	149%	171%		67%
Net assets, end of period (000s)	$9,858		$9,106	$13,540	$8,237		$2,454

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares

	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007		Period Ended August 31, 2006(a)

Net Asset Value, Beginning of Period	$17.42		$23.32	$27.39	$23.97		$24.44

Income from Investment Operations:
Net investment loss(b)	(0.15)		(0.07)	(0.18)	(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.71		(5.34)	(0.06)	5.03		(0.37)

Total from investment operations	2.56		(5.41)	(0.24)	4.88		(0.47)

Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.83)	(1.46)		—

Increase from regulatory settlements	—		— (d)	—	—		—

Net Asset Value, End of Period	$19.98		$17.42	$23.32	$27.39		$23.97

Total return(e)	14.70%		(22.57)%	(2.44)%	20.93%		(1.92)%	(f)

Ratios to Average Net Assets / Supplemental Data:
Net expenses before interest expense(g)	1.48%		1.51%	1.43%	1.42%		1.47%	(h)
Interest expense	—%	(i)	—	—% (i)	—%	(i)	—
Net expenses(g)	1.48%		1.51%	1.43%	1.42%		1.47%	(h)
Net investment loss(g)	(0.73)%		(0.45)%	(0.74)%	(0.57)%		(0.66)%	(h)
Portfolio turnover rate	137%		160%	149%	171%		67%	(f)
Net assets, end of period (000s)	$5,112		$3,876	$1,800	$908		$57

(a)	Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net assets value assuming all distributions reinvested.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Financial Highlights — Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$29.29	$39.50	$52.16	$48.03	$43.12

Income from Investment Operations:
Net investment income(a)	0.15	0.23 (b)	0.15	0.12 (c)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	6.58	(8.50)	(8.46)	7.61	6.82

Total from investment operations	6.73	(8.27)	(8.31)	7.73	6.88

Less Distributions to Shareholders:
From net investment income	(0.18)	(0.01)	(0.14)	(0.01)	—
From net realized gains	—	(1.93)	(4.21)	(3.59)	(1.97)

Total distributions to shareholders	(0.18)	(1.94)	(4.35)	(3.60)	(1.97)

Increase from regulatory settlements	— (d)	— (d)	—	—	—

Net Asset Value, End of Period	$35.84	$29.29	$39.50	$52.16	$48.03

Total return(e)	22.99%	(20.73)%	(16.96)%	16.61%	16.25%	(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(h)	1.27%	1.38%	1.26%	1.29%	1.28%
Interest expense(i)	—%	—%	—%	—%	—%
Net expenses(h)	1.27%	1.38%	1.26%	1.29%	1.28%
Waiver/Reimbursement	—	—	—	—	0.01%
Net investment income(h)	0.43%	0.74%	0.29%	0.25%	0.13%
Portfolio turnover rate	30%	50%	40%	39%	32%
Net assets, end of period (000s)	$593,209	$443,154	$513,671	$663,160	$505,971

See accompanying Notes to Financial Highlights

Financial Highlights — Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended June 30, 2010	Year Ended June 30, 2009		Year Ended June 30, 2008	Year Ended June 30, 2007		Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$23.96	$33.00		$44.51	$41.75		$38.00

Income from Investment Operations:
Net investment loss(a)	(0.10)	(0.01	)(b)	(0.21)	(0.24	)(c)	(0.26)
Net realized and unrealized gain (loss) on investments and foreign currency	5.38	(7.10)		(7.09)	6.59		5.98

Total from investment operations	5.28	(7.11)		(7.30)	6.35		5.72

Less Distributions to Shareholders:
From net investment income	(0.07)	—		—	—		—
From net realized gains	—	(1.93)		(4.21)	(3.59)		(1.97)

Total distributions to shareholders	(0.07)	(1.93)		(4.21)	(3.59)		(1.97)

Increase from regulatory settlements	— (d)	—	(d)	—	—		—

Net Asset Value, End of Period	$29.17	$23.96		$33.00	$44.51		$41.75

Total return(e)	22.02%	(21.31)%		(17.58)%	15.74%		15.36%	(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(h)	2.02%	2.13%		2.01%	2.04%		2.03%
Interest expense(i)	—%	—%		—%	—%		—%
Net expenses(h)	2.02%	2.13%		2.01%	2.04%		2.03%
Waiver/Reimbursement	—	—		—	—		0.01%
Net investment loss(h)	(0.33)%	(0.02)%		(0.47)%	(0.55)%		(0.64)%
Portfolio turnover rate	30%	50%		40%	39%		32%
Net assets, end of period (000s)	$22,775	$28,977		$50,784	$97,425		$135,721

See accompanying Notes to Financial Highlights

Financial Highlights — Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended June 30, 2010	Year Ended June 30, 2009		Year Ended June 30, 2008	Year Ended June 30, 2007		Year Ended June 30, 2006

Net Asset Value, Beginning of Period	$25.35	$34.76		$46.65	$43.60		$39.60

Income from Investment Operations:
Net investment income (loss)(a)	(0.10)	—	(b)(c)	(0.22)	(0.23	)(d)	(0.26)
Net realized and unrealized gain (loss) on investments and foreign currency	5.69	(7.48)		(7.46)	6.87		6.23

Total from investment operations	5.59	(7.48)		(7.68)	6.64		5.97

Less Distributions to Shareholders:
From net investment income	(0.07)	—		—	—		—
From net realized gains	—	(1.93)		(4.21)	(3.59)		(1.97)

Total distributions to shareholders	(0.07)	(1.93)		(4.21)	(3.59)		(1.97)

Increase from regulatory settlements	— (c)	—	(c)	—	—		—

Net Asset Value, End of Period	$30.87	$25.35		$34.76	$46.65		$43.60

Total return(e)	22.04%	(21.30)%		(17.59)%	15.74%		15.37

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense(h)	2.02%	2.13%		2.01%	2.04%		2.03
Interest expense(i)	—%	—%		—%	—%		—
Net expenses(h)	2.02%	2.13%		2.01%	2.04%		2.03
Waiver/Reimbursement	—	—		—	—		0.01
Net investment loss(h)	(0.33)%	(0.01)%		(0.47)%	(0.51)%		(0.62)
Portfolio turnover rate	30%	50%		40%	39%		32
Net assets, end of period (000s)	$49,888	$44,377		$61,053	$87,642		$68,436

See accompanying Notes to Financial Highlights

Notes to Financial Highlights

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.
(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)

Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Rounds to less than 0.01%.

Financial Highlights — Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended September 30,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$18.77		$19.57		$26.76	$22.27		$21.11

Income from Investment Operations:
Net investment income(a)	0.04		0.07		0.01	0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.92		(0.86)		(5.40)	4.87		1.19

Total from investment operations	1.96		(0.79)		(5.39)	4.89		1.20

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.02)		—	(0.03)		(0.04)
From net realized gains	—		—		(1.81)	(0.37)		—

Total distributions to shareholders	(0.09)		(0.02)		(1.81)	(0.40)		(0.04)

Increase from regulatory settlements	—	(b)	0.01		0.01	—		—

Net Asset Value, End of Period	$20.64		$18.77		$19.57	$26.76		$22.27

Total return(c)	10.48%		(3.97)%		(21.73)%	22.19%		5.69%	(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.10%	(e)	1.13%	(e)	1.02% (f)	1.00%	(e)	1.01%	(e)
Interest expense	—%	(g)	—%	(g)	—%	—%	(g)	—%	(g)
Net expenses	1.10%	(e)	1.13%	(e)	1.02% (f)	1.00%	(e)	1.01%	(e)
Waiver/Reimbursement	—%		—%		—%	—%		—%	(g)
Net investment income	0.19%	(e)	0.43%	(e)	0.01% (f)	0.07%	(e)	0.07%	(e)
Portfolio turnover rate	122%		146%		164%	151%		171%
Net assets, end of period (000s)	$148,455		$145,825		$156,585	$167,408		$125,124

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended September 30,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$17.30		$18.15		$25.12	$21.05		$20.07

Income from Investment Operations:
Net investment loss(a)	(0.10)		(0.04)		(0.17)	(0.16)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.82)		(5.00)	4.60		1.11

Total from investment operations	1.67		(0.86)		(5.17)	4.44		0.98

Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)	(0.37)		—

Increase from regulatory settlements	—	(b)	0.01		0.01	—		—

Net Asset Value, End of Period	$18.97		$17.30		$18.15	$25.12		$21.05

Total return(c)	9.65%		(4.68)%		(22.31)%	21.31%		4.88%	(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85%	(e)	1.88%	(e)	1.77% (f)	1.75%	(e)	1.76%	(e)
Interest expense	—%	(g)	—%	(g)	—%	—%	(g)	—%	(g)
Net expenses	1.85%	(e)	1.88%	(e)	1.77% (f)	1.75%	(e)	1.76%	(e)
Waiver/Reimbursement	—%		—%		—%	—%		—%	(g)
Net investment loss	(0.56)%	(e)	(0.30)%	(e)	(0.77)% (f)	(0.69)%	(e)	(0.72)%	(e)
Portfolio turnover rate	122%		146%		164%	151%		171%
Net assets, end of period (000s)	$14,527		$24,951		$58,609	$168,284		$227,160

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares

	Year Ended September 30,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$17.31		$18.16		$25.14	$21.06		$20.10

Income from Investment Operations:
Net investment loss(a)	(0.10)		(0.05)		(0.16)	(0.16)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.81)		(5.02)	4.61		1.09

Total from investment operations	1.67		(0.86)		(5.18)	4.45		0.96

Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)	(0.37)		—

Increase from regulatory settlements	—	(b)	0.01		0.01	—		—

Net Asset Value, End of Period	$18.98		$17.31		$18.16	$25.14		$21.06

Total return(c)	9.65%		(4.68)%		(22.33)%	21.34%		4.78%	(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85%	(e)	1.88%	(e)	1.77% (f)	1.75%	(e)	1.76%	(e)
Interest expense	—%	(g)	—%	(g)	—%	—%	(g)	—%	(g)
Net expenses	1.85%	(e)	1.88%	(e)	1.77% (f)	1.75%	(e)	1.76%	(e)
Waiver/Reimbursement	—%		—%		—%	—%		—%	(g)
Net investment loss	(0.55)%	(e)	(0.33)%	(e)	(0.75)% (f)	(0.68)%	(e)	(0.69)%	(e)
Portfolio turnover rate	122%		146%		164%	151%		171%
Net assets, end of period (000s)	$15,990		$17,283		$21,208	$31,834		$31,046

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

Financial Highlights — Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares

Period Ended September 30, 2010(a)
Net Asset Value, Beginning of Period	$21.18

Income from Investment Operations:
Net investment income(b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.04)

Total from investment operations	(0.04)

Net Asset Value, End of Period	$21.14

Total return(d)(e)	(0.19)%

Ratios to Average Net Assets / Supplemental Data:
Net expenses(f)(g)	0.60%
Net investment income(f)(g)	1.89%
Portfolio turnover rate(e)	122%
Net assets, end of period (000s)	$2

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value.
(e)	Not annualized
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Annualized.

Financial Highlights — Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares

Period Ended September 30, 2010(a)
Net Asset Value, Beginning of Period	$20.68

Income from Investment Operations:
Net investment income(b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.04)

Total from investment operations	(0.04)

Net Asset Value, End of Period	$20.64

Total return(d)(e)	(0.19)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)(g)	1.21%
Net investment income(f)(g)	1.28%
Portfolio turnover rate(e)	122%
Net assets, end of period (000s)	$2

(a)	Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value.
(e)	Not annualized
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Annualized.

Financial Highlights — Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005

Net Asset Value, Beginning of Period	$11.18		$6.87	$13.12	$15.21	$15.01		$14.02	$12.77

Income from Investment Operations:
Net investment income(c)	0.10	(d)	0.07	0.11	0.13	0.10		0.11	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.48)		4.32	(6.25)	(1.19)	1.67		2.47	2.23	(e)

Total from investment operations	(0.38)		4.39	(6.14)	(1.06)	1.77		2.58	2.36

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.07)	(0.10)	(0.16)	(0.06)		(0.07)	(0.12)
From net realized gains	—		—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		(0.01)	(0.01)	—	—		—	—

Total distributions to shareholders	(0.01)		(0.08)	(0.11)	(1.03)	(1.57)		(1.59)	(1.12)

Increase due to capital contributions	—		—	—	—	—		—	0.01
Increase from regulatory settlements	—	(f)	— (f)	—	—	—		—	—

Net Asset Value, End of Period	$10.79		$11.18	$6.87	$13.12	$15.21		$15.01	$14.02

Total return(g)	(3.38)%	(h)	64.09%	(47.05)%	(7.88)%	13.09%	(h)	20.24%	19.90%	(i)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(j)	1.14%	(k)	1.17%	1.17%	1.10%	1.12%	(k)	1.08%	1.20%
Interest expense	—		—	—	—	—		—	—%	(l)
Net expenses(j)	1.14%	(k)	1.17%	1.17%	1.10%	1.12%	(k)	1.08%	1.20%
Net investment income(j)	1.74%	(k)	0.71%	0.97%	0.83%	0.76%	(k)	0.80%	0.99%
Portfolio turnover rate	29%	(h)	56%	46%	24%	53%	(h)	41%	61%
Net assets, end of period (000s)	$1,273,014		$1,441,388	$966,440	$1,677,414	$1,296,803		$874,429	$10,258

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.
(e)

The effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)	Rounds to less than $0.01 per share.
(g)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)	Not annualized.
(i)	Without the effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions, total return would have been 19.81%.
(j)	The benefits derived from expense reductions had an impact of less than 0.01%.
(k)	Annualized.
(l)	Rounds to less than 0.01%.

Financial Highlights — Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005

Net Asset Value, Beginning of Period	$10.94		$6.73		$12.86	$14.94	$14.80		$13.89	$12.70

Income from Investment Operations:
Net investment income (loss)(c)	0.05	(d)	—	(e)	0.02	0.03	—	(e)	0.01	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.47)		4.23		(6.11)	(1.19)	1.65		2.43	2.20	(f)

Total from investment operations	(0.42)		4.23		(6.09)	(1.16)	1.65		2.44	2.23

Less Distributions to Shareholders:
From net investment income	—		(0.02)		(0.03)	(0.05)	—	(e)	(0.01)	(0.05)
From net realized gains	—		—		—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		—	(e)	(0.01)	—	—		—	—

Total distributions to shareholders	—		(0.02)		(0.04)	(0.92)	(1.51)		(1.53)	(1.05)

Increase due to capital contribution	—		—		—	—	—		—	0.01
Increase from regulatory settlements	—	(e)	—	(e)	—	—	—		—	—

Net Asset Value, End of Period	$10.52		$10.94		$6.73	$12.86	$14.94		$14.80	$13.89

Total return(g)	(3.84)%	(h)	62.86%		(47.41)%	(8.61)%	12.36%	(h)	19.32%	18.91%	(i)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense(j)	1.89%	(k)	1.92%		1.92%	1.85%	1.87%	(k)	1.84%	1.95%
Interest expense	—		—		—	—	—		—	—%	(l)
Net expenses(j)	1.89%	(k)	1.92%		1.92%	1.85%	1.87%	(k)	1.84%	1.95%
Net investment income (loss)(j)	0.84%	(k)	(0.01)%		0.18%	0.18%	(0.02)%	(k)	0.05%	0.24%
Portfolio turnover rate	29%	(h)	56%		46%	24%	53%	(h)	41%	61%
Net assets, end of period (000s)	$45,707		$68,110		$66,254	$179,087	$255,123		$312,587	$4,447

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.
(e)	Rounds to less than $0.01 per share.
(f)

The effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)	Not annualized.
(i)	Without the effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.82%.
(j)	The benefits derived from expense reductions had an impact of less than 0.01%.
(k)	Annualized.
(l)	Rounds to less than 0.01%.

Financial Highlights — Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$10.98		$6.75		$12.90	$14.99	$14.84		$13.93	$12.73

Income from Investment Operations:
Net investment income (loss)(c)	0.06	(d)	—	(e)	0.02	0.01	—	(e)	0.01	0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.48)		4.25		(6.13)	(1.18)	1.66		2.43	2.19	(f)

Total from investment operations	(0.42)		4.25		(6.11)	(1.17)	1.66		2.44	2.24

Less Distributions to Shareholders:
From net investment income	—		(0.02)		(0.03)	(0.05)	—	(e)	(0.01)	(0.05)
From net realized gains	—		—		—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		—	(e)	(0.01)	—	—		—	—

Total distributions to shareholders	—		(0.02)		(0.04)	(0.92)	(1.51)		(1.53)	(1.05)

Increase due to capital contributions	—		—		—	—	—		—	0.01

Increase from regulatory settlements	—	(e)	—	(e)	—	—	—		—	—

Net Asset Value, End of Period	$10.56		$10.98		$6.75	$12.90	$14.99		$14.84	$13.93

Total return(g)	(3.83)%	(h)	62.97%		(47.42)%	(8.65)%	12.40%	(h)	19.25%	18.97%	(i)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(j)	1.89%	(k)	1.92%		1.92%	1.85%	1.87%	(k)	1.84%	1.95%
Interest expense	—		—		—	—	—		—	—%	(l)
Net expenses(j)	1.89%	(k)	1.92%		1.92%	1.85%	1.87%	(k)	1.84%	1.95%
Net investment income (loss)(j)	0.97%	(k)	(0.03)%		0.19%	0.07%	0.03%	(k)	0.05%	0.36%
Portfolio turnover rate	29%	(h)	56%		46%	24%	53%	(h)	41%	61%
Net assets, end of period (000s)	$151,738		$181,941		$144,370	$318,190	$249,067		$123,789	$944

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.
(e)	Rounds to less than $0.01 per share.
(f)

The effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)	Not annualized.
(i)	Without the effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.88%.
(j)	The benefits derived from expense reductions had an impact of less than 0.01%.
(k)	Annualized.
(l)	Rounds to less than 0.01%.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and the Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of September 30, 2010, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
RiverSource Partners Fundamental Value Fund (Selling Fund)	$53,916	$0.000
Seligman Capital Fund (Selling Fund)	$168,009	$0.015
RiverSource Disciplined Small Cap Value Fund (Selling Fund)	$36,287	$0.007
Seligman Growth Fund (Selling Fund)	$493,533	$0.001
RiverSource Disciplined Small and Mid Cap Equity Fund (Selling Fund)	$138,017	$0.007
Columbia Contrarian Core Fund (Buying Fund)	$36,503	$0.001
Columbia Mid Cap Growth Fund (Buying Fund)	$36,537	$0.001
Columbia Small Cap Value Fund I (Buying Fund)	$0	$0.000
Columbia Large Cap Growth Fund (Buying Fund)	$0	$0.000
Columbia Mid Cap Value Fund (Buying Fund)	$37,328	$0.002

Class I and Class R4 of RiverSource Partners Fundamental Value Fund are not expected to benefit from expense savings as a result of the Reorganization, but they nevertheless will bear a proportionate share of any Reorganization expenses allocated to the Fund. Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

A-1

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
RiverSource Partners Fundamental Value Fund	12
Seligman Capital Fund	2
RiverSource Disciplined Small Cap Value Fund	12
Seligman Growth Fund	12
RiverSource Disciplined Small and Mid Cap Equity Fund	5

If a shareholder redeems his or her Buying Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-2

Exhibit B

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

If you are a shareholder of RiverSource Partners Fundamental Value Fund, RiverSource Disciplined Small Cap Value Fund or RiverSource Disciplined Small and Mid Cap Equity Fund, Minnesota law requires that we provide you with a copy of the state law on dissenters’ rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the applicable Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)	unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)	alters or abolishes a preferential right of the shares;

(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)	excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(5)	eliminates the right to obtain payment under this subdivision;

(b)	a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)	a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)	a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)	a plan of conversion adopted by the corporation; or

(f)	any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

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Subdivision 2. Beneficial owners.

(a)	A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)	A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a)	Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)	If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)	Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)	The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)	The applicability of clause (1) is determined as of:

(i)	the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)	the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)	Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

B-2

302A.473. Procedures for asserting dissenters’ rights

Subdivision 1. Definitions.

(a)	For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)	“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a)	After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)	In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a)

After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with

B-3

subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)	the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)	The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c)	If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by

B-4

which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.

(a)	The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)	If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

B-5

Exhibit C

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit C refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation

Columbia Management, 100 Federal Street, Boston, MA 02110, is the investment manager to the Combined Fund Complex (including the Columbia-, RiverSource-, Seligman- and Threadneedle- branded funds), and is a wholly owned subsidiary of Ameriprise Financial. In addition to managing investments for the Combined Fund Complex, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the Merger SAI for more information.

Subject to oversight by each Fund’s board, Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

The Combined Fund Complex has received an order from the SEC that permits Columbia Management, subject to the approval of each Fund’s board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to each Fund’s board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the board the nature of any material relationships it has with a subadviser or its affiliates.

Each Fund pays Columbia Management a fee for managing its assets. The fees paid by each Fund for the most recent fiscal year were the following percentage of each Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Contrarian Core Fund	0.70%
Columbia Mid Cap Growth Fund	0.79%
Columbia Small Cap Value Fund I	0.76%
Columbia Large Cap Growth Fund	0.53%
Columbia Mid Cap Value Fund	0.54%

Under its Investment Management Services Agreement (the “IMS Agreement”), each Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s board approving the IMS Agreement is available in the Columbia Contrarian Core Fund annual report to shareholders for the period ended September 30, 2010; Columbia Mid Cap Growth Fund’s semiannual report to shareholders for the period ended February 28, 2010; Columbia Small Cap Value Fund I’s semiannual report to shareholders for the period ended June 30, 2010; Columbia Large Cap Growth Fund’s semiannual report to shareholders for the period ended September 30, 2010; and Columbia Mid Cap Value Fund’s annual report to shareholders for the period ended February 28, 2010.

In September 2010, in connection with various initiatives to integrate the Funds into a single Fund family with greater uniformity, the Boards of the Funds each approved amended IMS Agreements and administrative services agreements with Columbia Management. These agreements reflect standardized fee schedules for similar Funds, based on a consistent pricing model. Additionally, as part of achieving a consistent, standardized fee schedule, Columbia Management proposed, and the Board approved, eliminating the performance incentive adjustments (PIA) contained in current IMS Agreements for certain legacy RiverSource Funds (which are not applicable to most funds in the combined fund family) that may increase or decrease the Fund’s fees payable under its IMS Agreement based upon the Fund’s performance measured against its reference performance index. The Boards also approved amended transfer agency agreements with a uniform fee schedule. In connection with the Boards’ approval of various proposals to achieve a consistent pricing model, the Boards and Columbia Management agreed to (and, in the case of RiverSource Funds, maintain) an annual process by which contractual expense limitations for Funds with annual operating expenses that exceed the median expense ratios of their respective peer groups (as determined annually by an independent third-party data provider) are set at or below such median expense ratio. These commitments may help mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. The estimated proposed expense caps shown in the following table reflect peer group median expense ratios as of early 2010, which are likely to change year over year.

While these changes are expected to reduce the overall fees and expenses of the Funds in the aggregate, certain individual Funds are expected to realize an increase in fees under their proposed IMS Agreements and/or total annual operating expenses. Any proposed amended IMS Agreements that would eliminate a PIA, or that could result in higher IMS Agreement fees (each an IMSA Proposal), is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about each IMSA Proposal have been included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011.

If approved by Fund shareholders, the IMSA Proposals, as well as IMS Agreements not subject to Fund shareholder approval and new administrative services agreements, are expected to be effective in the second quarter of 2011. For Funds with a PIA that, as of September 2010, have performance measured against their reference performance index over their most recent applicable rolling performance fee calculation period that results in Columbia Management incurring negative PIA, Columbia Management has agreed to a transitional period of 6 months (18 months for Funds with a 36 month rolling performance fee calculation period), during which time these Funds will compensate Columbia Management at the lower of (i) the fee calculated under the proposed IMS Agreements or (ii) the fee calculated under the current IMS Agreements (including any applicable negative PIA), regardless of whether the IMSA Proposal (including the elimination of the PIA) is ultimately approved by Fund shareholders.

The information in the Fee Tables included under the Summary Section of this Proxy Statement/Prospectus reflect the proposed revised IMS fee rates (assuming the approval of the IMS Agreements by shareholders, as applicable).

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with that Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. Investing defensively may prevent a Fund from achieving its investment objective.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Contrarian Core Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Guy W. Pope, CFA, Manager

•	Portfolio manager of Columbia Management.

•	Service with the Fund since 2005.

•	Associated with Columbia Management or its predecessors since 1993.

•	Began investment career in 1993.

•	BS, Colorado College; MBA, Northwestern University.

Columbia Mid Cap Growth Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

George J. Myers, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2004.

•	Associated with Columbia Management or its predecessors since 2004.

•	Began investment career in 1998.

•	BBA, MS (Finance), MS (Real Estate), University of Wisconsin.

Wayne M. Collette, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2006.

•	Associated with Columbia Management or its predecessors since 2001.

•	Began investment career in 1996.

•	BA, Brandeis University, MBA, Columbia Business School.

Lawrence W. Lin, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2007.

•	Associated with Columbia Management or its predecessors since 2006.

•	Worked as a research analyst at Primarius Capital in 2006 and at Engemann Asset Management from 1998 to 2006.

•	Began investment career in 1998.

•	BS, University of Southern California.

Brian D. Neigut, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2007.

•	Associated with Columbia Management or its predecessors since 2007.

•	Worked as a portfolio at Kern Capital Management LLC from 2006 to 2007 and at OppenheimerFunds Inc. from 2003 to 2006.

•	Began investment career in 1995.

•	BBA, Pacific Lutheran University.

Columbia Small Cap Value Fund I

The portfolio managers responsible for the day-to-day management of the Fund are:

Stephen D. Barbaro, CFA, Lead manager

•	Managing Director of Columbia Management.

•	Service with the Fund since 2002.

•	Associated with Columbia Management or its predecessors since 2002.

•	Began investment career in 1971.

•	BA, Brown University MBA, Columbia University.

Jeremy H. Javidi, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2000.

•	Associated with Columbia Management or its predecessors since 2005.

•	Began investment career in 2000.

•	BA, Tufts.

Columbia Large Cap Growth Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

John T. Wilson, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2005.

•	Associated with Columbia Management or its predecessors since 2005

•	Began investment career in 1985

•	BA, Trinity College, MBA, Duke University.

Peter R. Deininger, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since May 2010.

•	Associated with Columbia Management or its predecessors since 2002.

•	Began investment career in 1994.

•	BA, Dartmouth College, MBA, University of Chicago.

Columbia Mid Cap Value Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

David I. Hoffman, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2004.

•	Associated with Columbia Management or its predecessors since 2001.

•	Began investment career in 1986.

•	BA, Grinnell College; MA, Columbia University.

Diane L. Sobin, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2001.

•	Associated with Columbia Management or its predecessors since 2001.

•	Began investment career in 1983.

•	BBA, Pace University.

Lori J. Ensinger, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2001.

•	Associated with Columbia Management or its predecessors since 2001.

•	Began investment career in 1983.

•	BA, Williams College.

Noah J. Petrucci, CFA, Co-manager

•	Portfolio Manager of Columbia Management.

•	Service with the Fund since 2002.

•	Associated with Columbia Management or its predecessors since 2002.

•	Began investment career in 1993.

•	BA, University of Massachusetts.

Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make

10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Choosing a Share Class

The Funds

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Reductions/Waivers of Sales Charges – Front-End Sales Charge Reductions.

For purposes of this Exhibit C, funds and portfolios bearing the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. The Funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds. References to the “Fund” are deemed to refer to one of the Funds or to one of the Buying Funds, as the context requires.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds’ website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

Comparison of Share Classes

Share Class Features

Not all Funds offer every class of shares. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	none	none

Class B*	Closed to new investors.(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class E	Closed to new investors and new accounts.(k)	none	none

Class F	Closed to new investors and new accounts.(k)	up to $250,000.(l)	Converts to Class E shares eight years after purchase.(i)

Class I*	Available only to the Funds (i.e., Fund-of-Fund investments).	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment.	none	none

Class R3*	Effective after the close of business on December 31, 2010, Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class R4*	Effective after the close of business on December 31, 2010, Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

Class R5*	Effective after the close of business on December 31, 2010, Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments.(n)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).	none	none

Class W*	Available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust.(q)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000.	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)
Class A*	5.75% maximum, declining to 0.00% on investments of $1 million or more. None for money market Funds and certain other Funds.(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(g)

Class B*	none	5.00% maximum, gradually declining to 0.00% after six years.(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase.

Class E	4.50% maximum, declining to 0.00% on investments of $500,000 or more.	1.00% on certain investments of between $1 million and $50 million redeemed within one year of purchase.

Class F	none	5.00% maximum, gradually declining to 0.00% after six years.

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0.00% on investments of $1 million or more.	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(p)

Class W*	none	none

Class Y*	none	none

Class Z*	none	none

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees(d)
Class A*	Legacy Columbia funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%.	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class C*	0.75% distribution fee; 0.25% service fee.	none

Class E	0.10% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class F	0.75% distribution fee; 0.25% service fee.	none

Class I*	none	none

Class R*	Legacy Columbia funds: 0.50% distribution fee; Legacy RiverSource funds: 0.50% fee, of which service fee can be up to 0.25%.	none

Class R3*	0.25% distribution fee	0.25%(m)

Class R4*	none	0.25%(m)

Class R5*	none	none

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees(d)
Class T	none	up to 0.50%.(o)

Class W*	0.25% distribution and service fees, with certain exceptions.(c)	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)

See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.

(b)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class – Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

(c)

These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class – Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific Fund share classes.

(d)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees and Class T Shares – Shareholder Service Fees.
(e)

The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders.

(f)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.

(g)

There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(h)

The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class – Class A Shares – Front-end Sales Charge for additional information about Class A shares.

(i)

Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class – Class B Shares – Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share Class – Class F Shares – Commissions and Conversion to Class E Shares.

(j)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(k)

The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.

(l)

If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your “immediate family.” For more information about account value aggregation and eligible accounts, see Choosing a Share Class – Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.

(m)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees.
(n)

Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares – Eligible Investors – Class R3 Shares, R4 Shares and Class R5 Shares.

(o)	For more information, see Class T Shares – Shareholder Service Fees.
(p)

Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(q)

Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM
Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.
•The offering price per share is the net asset value per share plus any front-end sales charge that applies.
•The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:
•depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and
•is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/ or servicing agents as a % of the offering price
Equity Funds and Funds-of Funds (equity)*	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 –$99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)
Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0 – $49,999	4.75%	4.99%	4.00%
	$50,000 – $99,999	4.25%	4.44%	3.50%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Limited Duration Credit Fund and RiverSource Short Duration U.S. Government Fund

	$0 – $99,999	3.00%	3.09%	2.50%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/ or servicing agents as a % of the offering price

Columbia California Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

	$0 – $99,999	3.25%	3.36%	2.75%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Columbia Short-Term Bond Fund and Columbia Short-Term Municipal Bond Fund	$0 – $99,999	1.00%	1.01%	0.75%
	$100,000 – $249,999	0.75%	0.76%	0.50%
	$250,000 – $999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. “Funds-of-Funds (equity)” includes – Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes – Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Columbia fund shareholders who purchased shares of a legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

Class A Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling and/or Service Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%**
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds except those listed to the right	Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For details, see Choosing a Share Class – Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	is reduced to 0.00% on shares redeemed a year or more after purchase.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class E Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class E shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class E Shares — Front-End Sales Charge — Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	4.50%	4.71%	4.00%
$50,000 – $99,999	3.50%	3.63%	3.00%
$100,000 – $249,999	2.50%	2.56%	2.00%
$250,000 – $499,999	1.25%	1.27%	1.00%
$500,000 – $999,999	0.00%	0.00%	0.00%
$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources: 1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

Class E Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

•

If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

Class E Shares — Commissions

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

Class E Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $2,999,999	1.00%
$3 million – $4,999,999	0.50%
$5 million or more	0.25%

Class F Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

Class F Shares — CDSC

The CDSC you pay on Class F shares depends on how long you’ve held your shares:

Class F Shares — CDSC Schedule

Number of Years Class F Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class E Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class F Shares — Commissions and Conversion to Class E Shares

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

•	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

•

You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. See Choosing a Share Class – Distribution and Service Fees for details.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
Equity Funds	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Fixed Income Funds	$0 – $49,999	4.75%	4.99%	4.25%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class T Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent’s failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.

FUNDamentalsTM
Your “Immediate Family” and Account Value Aggregation

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class – Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the Merger SAI for more information about the sales charge reductions and waivers.

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, Class F and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the Merger SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the Merger SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the Merger SAI for more information about the sales charge reductions and waivers described here.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(a)(b)
Class C	0.75%	0.25%	1.00%(d)
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	None
Class R (Legacy Columbia funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	None	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Asset Allocation Fund, Columbia Balanced Fund, Columbia Conservative High Yield Fund, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of the their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Blended Equity Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Federal Securities Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Liberty Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia	—	0.25%	0.25%
International Growth Fund, Columbia International Stock Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Short-Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund, Columbia World Equity Fund
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares.

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund’s average daily net assets.

Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund – The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund – The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)

The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder servicing plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling and/or Servicing Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the Merger SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the Merger SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described herein. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the investment manager’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the

Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks, credit unions and broker/dealers – that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, B, C, T and Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, B, C, T and Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described herein (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described herein. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)),

Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividends and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class – Class A Shares – Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class E and Class F Shares Closed

Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

Class I Shares

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investment and Account Balance – Class Z Shares Minimum Investments”

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments, Additional Investments and Account Balances

The table below shows the Fund’s minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

Minimum Investment and Account Balance

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance
For all Funds, classes and accounts except those listed below (non-qualified)	$2,000	(a)	$100	$250	(d)

Individual Retirement Accounts	$1,000		$100	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(b)	$100	$250

Class Z	variable	(a)(c)	$100	$250	(d)

(a)

If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

(b)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
(d)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance*
For all Funds, classes and accounts except those listed below (non-qualified)	$100	*(a)	$100	none	*(b)

Individual Retirement Accounts	$100	*(b)	$50	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(c)	$100	none

Class Z	variable	(d)	$100	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
(a)	money market Funds – $2,000; and
(b)	money market Funds – $1,000.
(c)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(d)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the Merger SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.

Electronic Funds Transfer

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

•

For Class E shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary’s name. For Class F shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary’s name. After such conversion, the beneficiary’s shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

•

For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling and/or servicing agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described herein, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM
Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•

For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the Merger SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the Merger SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The Merger SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the Merger SAI for information on the percent of the Fund owned by affiliated products.

Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the Merger SAI.

The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this combined proxy statement/prospectus.

Exhibit D

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust/Articles of Incorporation and By-Laws of the Buying Funds and Selling Funds.

Group A:	Buying Fund: Columbia Mid Cap Value Fund.

Group B:	Selling Funds: Seligman Capital Fund, Seligman Growth Fund.

Group C:	Buying Funds: Columbia Contrarian Core Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Value Fund I.

Group D:	Selling Funds: RiverSource Disciplined Small and Mid Cap Equity Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Partners Fundamental Value Fund.

Policy	Group A	Group B	Group C	Group D
Shareholder Liability

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in

		Under the Maryland General Corporation Law (“MGCL”), a stockholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed upon price for the stock has not been paid or liability is otherwise imposed under the MGCL.	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Under Minnesota law, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

D-1

Policy	Group A	Group B	Group C	Group D
the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the trust against all loss and expense arising from such claim or demand.

Shareholder Voting Rights

Shareholders have only the powers to vote on matters as the trustees may consider desirable and so authorize, and those voting powers expressly granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the trustees determine otherwise.

Each whole share is entitled to one vote as to any matter on

On each matter submitted to vote of the stockholders, each holder of a share of any series or class issued by the corporation (“Common Stock”) is entitled to one vote for each share standing held irrespective of the series of Common Stock (“Series”) and all shares of all Series will vote as a single class (“Single Class Voting”); except, that (a) as to any matter requiring a separate vote of any Series by the 1940 Act or would be required under the MGCL, the requirements as to a separate vote by that Series apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the shares of all other Series will vote as a single class; and (c) as

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations,

At all meetings of the shareholders, each shareholder of record entitled to vote is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s By-Laws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

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Policy	Group A	Group B	Group C	Group D
which it is entitled to vote, and each fractional share is entitle to a proportionate fractional vote. There is no cumulative voting in the election of trustees.

to any matter which does not affect the interest of a particular Series, only the holders of shares of the one or more affected Series will be entitled to vote.

When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, will decide any matter properly brought before such meeting (except that directors may be elected by the affirmative vote of a plurality of the votes cast), unless a different vote is required under the 1940 Act or other applicable statutes or regulations or the Articles of Incorporation. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

As to any matter with respect to which a separate vote of any class is required by the 1940 Act or by MGCL, such requirement as to a separate vote by the class applies in lieu of Single Class Voting, and, if permitted by the 1940 Act or any rules, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of trustees.

At all elections of directors, each shareholder is entitled to as many votes equal to the number of dollars of net asset value of shares owned multiplied by the number of directors to be elected and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them.

The standard form of certifying resolution creating rights and preferences for series of capital stock provides that each share may be voted by series (i) as required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; (ii) when the board of directors determines that a matter affects series in a materially different way; or (iii) when the board of directors determines a matter affects only one or some of the series. In addition, under Minnesota law, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

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Policy	Group A	Group B	Group C	Group D
regulations or orders thereunder or under the MGCL, all classes of a particular Series vote together as a single class on any matter that has the same effect on each class of that Series. As to any matter that does not affect the interest of a particular class, only the holders of shares of the affected class are entitled to vote.

Shareholder Meetings

The trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the trustees, the chairman of the trustees or the president of the trust may call shareholder meetings.

Regular stockholder meetings are not required, unless stockholders are required to meet for the purposes of electing directors pursuant to the 1940 Act.

The chairman of the board of directors, president, chief executive officer or board of directors may call a special meeting of the stockholders.

In addition, a special meeting of stockholders shall be called by the secretary of the corporation on the written request of stockholders holding at least a majority of the voting power of all shares entitled to vote. The stockholders must send written notice to the secretary and other procedural requirements must be met.

Any special meeting to be held pursuant to stockholders’ request

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Regular shareholder meetings are not required; however, a majority of directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting. If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the board of directors must cause a regular meeting of shareholders to be called and held on

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Policy	Group A	Group B	Group C	Group D
may not be held more than 90 days after the record date for the meeting.

notice no later than 90 days after receipt of the demand, all at the expense of the fund.

Special meetings of the shareholders may be called at any time as provided for by the laws of the state of Minnesota.

In addition, a special meeting of shareholders may be called at any time by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination must be called by 25% or more of the voting power of all shares entitled to vote.

Shareholder Quorum	Except when a larger quorum is required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more series or classes of the trust is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1/3%) of the	The presence in person or by proxy of the holders of record of one-third of the shares of all Series and classes issued and outstanding and entitled to vote at a meeting constitute a quorum except as otherwise provided by law or the Articles of Incorporation. Where the holders of shares of any Series or class are entitled to vote separately as a class, the presence in person or by proxy of the holders of one-third of

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

The holders of at least 10% of the shares outstanding and entitled to vote, present in person or by proxy, constitute a quorum, but the holders of a smaller amount may adjourn without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting. In case a quorum is not present, the meeting may be adjourned without notice other than by notice at the meeting.

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Policy	Group A	Group B	Group C	Group D

shares of each such series or classes entitled to vote constitutes a quorum at a shareholder’s meeting of that series.

A meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the meeting, either in person or by proxy. If a meeting is adjourned, notice does not need to be given of the adjourned meeting date unless a new record date for the adjourned meeting is set or unless the adjourned meeting is to take place more than sixty (60) days from the date set for the original meeting, in which case the board of trustees would be required to set a new record date.

the shares of that separate class issued and outstanding and entitled to vote at the meeting constitutes a quorum for that vote.

If a quorum is not present or represented at the meeting, the holders of a majority of the shares present in person or by proxy and entitled to vote have the power to adjourn the meeting without notice other than announcement at the meeting, until a quorum is present. If, however, such quorum is not present at any meeting of the stockholders, the stockholders or the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until

			A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.	At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

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Policy	Group A	Group B	Group C	Group D
adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	Any action required or permitted of stockholders must be taken at a meeting.	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.	An action required or permitted to be taken at a shareholder meeting may be taken by written action signed, or consented to by authorized electronic communication, by all of the shareholders entitled to vote on that action. Such a written action is not effective if it is signed or consented to by fewer than all the shareholders entitled to vote on the action.

Notice to Shareholders of Record Date

Notice of any meeting of shareholders must be given by the trustees, chairman of the trustees or president not less than 7 days nor more than 120 days before the date of the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more

In general, stockholders entitled to vote at or receive notice of a stockholder meeting must be given written notice of at least 10 days and not more than 90 days before the meeting.

Unless otherwise required by statute, any business may be conducted at the annual meeting without being designated in the notice. No business may be transacted at a special meeting of stockholders except as

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by Minnesota law.

The board of directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot

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Policy	Group A	Group B	Group C	Group D
than 120 days before the date of the meeting.

specifically designated in the notice.

The directors may set a record date for the purpose of determining the stockholders entitled to notice of or to vote at a stockholder meeting. The record date cannot be more than 90 days or less than 10 days before the date of the meeting. Instead of fixing a record date, the board of directors may close the stock transfer books for not more than 20 days. If the stock transfer books are closed for this purpose, they must be closed for at least 10 days before the date of the meeting.

be more than 60 days before the date of the meeting.

Shareholder Proxies

Shareholders may vote in person or by proxy.

Unless the trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or trustees,

A stockholder may cast his or her votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted or not prohibited by law.

The proxy or evidence of authorization of the proxy must be filed with the secretary of the corporation before or at the meeting. No proxy is valid more than eleven months after its date unless otherwise provided in the proxy.

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At each shareholder meeting, the polls may be opened and closed, the proxies and ballots may be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies, and acceptances or rejections of votes may be decided by two (2) inspectors of election.

Minnesota law provides that shareholders can submit proxies in writing or by telephonic transmission or authenticated electronic communication. It also provides that the board of directors can establish procedures

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Policy	Group A	Group B	Group C	Group D

shares may be voted only in person or by written proxy unless the trustees specifically authorize other permissible methods of transmission.

The trustees may appoint inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies whereby a record holder can certify in writing that another person is the beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Director/Trustee Power to Amend Organizational Document	The trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the trustees at their discretion.	The corporation may amend the Articles of Incorporation if a majority of all the outstanding shares of all classes or the affected class or classes entitled to vote, vote in favor of the amendment, or consent in writing to such amendment.

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the state of Minnesota.

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Policy	Group A	Group B	Group C	Group D
Termination of Corporation/ Trust	The trust and any series thereof may be terminated at any time by the board of trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.	Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of common shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions, the Fund’s charter provides for approval of charter amendments by the holders of a majority of the votes entitled to be cast on the matter. Open-end funds are not required to obtain shareholder approval for transfers of assets under Maryland law.

The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required. In order to discontinue an individual class or series of shares without dissolving the corporation, an amendment to the corporation’s Articles of Incorporation is required. In order to adopt such an amendment, shareholders must approve the amendment by the affirmative vote of the greater of (i) a majority of the voting power of the shares of that class or series present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares of such class or series entitled to vote that would constitute a quorum for the transaction of business at the meeting (a “Minnesota Statutory Vote”).

The board of directors, acting without a shareholder vote, does not have the power to dissolve the corporation or to discontinue an individual class or series of shares.

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Policy	Group A	Group B	Group C	Group D
Merger or Consolidation	The trustees have the power to cause the trust or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.	The corporation has the right to take any lawful action to make any amendment to the Articles of Incorporation, including the right to make any amendment authorizing any sale, lease, exchange or transfer of the property and assets of the corporation, if a majority of all the shares of all series and classes affected by such action and outstanding and entitled to vote, vote in favor of such action or amendment, or consent thereto in writing. Open-end funds are not required to obtain Shareholder approval for transfers of assets under Maryland law.	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.

In most cases, any merger or exchange in which a Minnesota corporation is not the continuing entity, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Any sale of the assets belonging to an individual series of shares of a Minnesota corporation in exchange for shares of another corporation or trust or shares of another series of the corporation, while leaving other series of the corporation outstanding, would require an amendment to the corporation’s Articles of Incorporation. In order to adopt such an amendment, shareholders of that series would have to approve the amendment by a Minnesota Statutory Vote.

Removal of Directors/ Trustees	A trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees.		Trustees may be removed with or without cause by majority vote of the trustees.	Under Minnesota law, the board of directors can remove a director by a majority vote of the remaining directors, but only if the director was appointed by the board of directors to fill a vacancy and has not

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Policy	Group A	Group B	Group C	Group D
In addition, if required by Section 16(c) of the 1940 Act, any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

subsequently been elected by shareholders.

In all other cases, a director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors. However, where a corporation has cumulative voting (as do the funds), unless the entire board of directors is removed simultaneously, a director is not removed from the board of directors if there are cast against removal of the director the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board of directors under cumulative voting.

Director/Trustee Committees	The trust has two standing committees that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the trustees may, with a majority vote of the trustees, appoint from their number other committees consisting of two or more trustees which may be delegated	The board of directors may appoint from among its members an Executive Committee, an Audit Committee, a Board Operations Committee, a Nominating Committee and other committees, composed of one or more directors, to serve at the pleasure of the board of directors. Any director may give notice to the board of directors at any time of	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.	The corporation’s By-Laws provide that the board of directors may, by resolution passed by a majority of the whole board of directors, designate an Executive Committee of two or more directors, which may meet at stated times or on notice to all by any of their number during intervals between meetings of the board of directors. The Executive Committee will advise

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Policy	Group A	Group B	Group C	Group D

such authority as the trustees consider desirable. The trustees may also abolish the non-standing committees with a majority vote of the trustees.

Each committee may elect a chair and each committee must maintain records of its meetings and report its actions to the full board of trustees.

A majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the board of trustees designates a lower percentage.

his or her resignation from any committee on which he or she serves.

The board of directors may delegate to committees appointed pursuant to the Articles of Incorporation any of the powers of the board of directors, except as prohibited by law.

Any action required or permitted to be taken at any meeting of a committee of the board of directors may be taken without a meeting, if a consent to such action in writing or by electronic transmission is given by each member of the committee and filed with the minutes of proceedings of such committee.

Subject to the previous sections, the board of directors has the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the board of directors, the members of a committee have the power to fill any vacancies on such committee.

with and aid the officers of the fund in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be delegated to it from time to time by the board of directors.

The board of directors also may, by resolution passed by a majority of the whole board of directors, appoint any other committee or committees for any purpose or purposes, which committee or committees will have such powers as specified in the resolution of appointment. The quorum for such committee established by the board of directors is two members regardless of the number of members serving on the committee.

Director/Trustee Liability	Trustees will be liable to the trust by reason of willful	A director or officer of the corporation will not be liable to the	Trustees are not subject to personal liability, except by reason of	To the full extent permitted by the laws of the state of

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Policy	Group A	Group B	Group C	Group D
misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the trustee’s office.

corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

Directors and officers will not be protected from liability to the corporation or stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Minnesota, no director of the fund will be liable to the fund or to its shareholders for monetary damages for breach of fiduciary duty as a director but such limit on liability will be permitted only to the extent allowable under the provisions of the 1940 Act.

Under Minnesota law, the foregoing provision is not effective to eliminate a director’s personal liability to the funds or its shareholders for, among other things, (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the director derived an improper personal benefit.

Director/Trustee Indemnification	The trust indemnifies the trustees against expenses, judgments, fines and settlements and other amounts actually and reasonably incurred in connection with any civil or criminal proceeding or investigations, if it is determined that the trustee acted in good faith and reasonably believed 1) that his	The corporation will indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director, officer or employee of the corporation or serves or	The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to	Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the fund by reason of the former or

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Policy	Group A	Group B	Group C	Group D

or her conduct was in the trust’s best interests, and 2) that his or her conduct was at least not opposed to the trust’s best interests, and 3) in the case of a criminal proceeding, that he or she had no reasonable cause to believe that the conduct was unlawful.

A trustee will not, however, be indemnified 1) with respect to any matters where the trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that trustee’s official capacity, 2) with respect to any matter where the trustee is judged to be liable in the performance of his or her duty to the trust unless the adjudicator determines that the trustee was not liable as the result of conduct in (1) above and that the trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a served at the request of the corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law, expenses incurred by any such person in defending any such action, suit or proceeding will be paid or reimbursed by the corporation promptly, provided that such person agrees to repay such expenses if it is ultimately determined that such person is not entitled to be indemnified by the corporation. The Articles of Incorporation may not be amended to adversely affect this protection. These provisions do not waive compliance with the Securities Act of 1933 or the 1940 Act or other valid rule, regulation or order of the SEC.

which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the present capacity as a director of the fund or who, while a director of the fund, is or was serving at the request of the fund or whose duties as a director involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan, whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, will be indemnified and held harmless by the fund to the full extent authorized by the Minnesota Business Corporation Act, as the same or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the fund to provide broader indemnification rights than the law permitted the fund to provide prior to such amendment, or by any other applicable law as then in effect, against judgments, penalties, fines including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’

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Policy	Group A	Group B	Group C	Group D

majority vote of a quorum of trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Expenses incurred in defending any proceeding may be advanced by the trust before the final disposition of a proceeding upon a written undertaking by the trustee to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification, together with at least on of the following conditions to the advance: 1) security for the undertaking, 2) the existence of insurance protecting the trust against losses arising by reason of any lawful advances, or 3) a determination by a majority of a quorum of the trustees who are not parties to the proceeding and are not interested persons of the trust, or by an independent legal counsel, based on a review of the readily available facts that there is reason to believe that the trustee ultimately will be found entitled to indemnification.

disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.

fees and disbursements, incurred in connection therewith and such indemnification will continue as to any person who has ceased to be a director or officer and will inure to the benefit of the person’s heirs, executors and administrators provided, however, in an action brought against the fund to enforce rights to indemnification, the director will be indemnified only if the action was authorized by the board of directors of the fund. The right to indemnification conferred by the Articles of Incorporation and By-Laws is a contract right and includes the right to be paid by the fund in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses will be made only upon receipt of a written undertaking by the director to repay all amounts so paid if it is ultimately determined that the director is not entitled to indemnification.

Any indemnification under the Articles of Incorporation or the By-Laws is not

D-16

Policy	Group A	Group B	Group C	Group D
exclusive of any other rights of indemnification to which the directors might otherwise be entitled. No indemnification will be made in violation of the 1940 Act.

Dividends	The trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	Dividends and distributions on shares of a particular class may be paid to the holders of shares of that class at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that class, after providing for actual and accrued liabilities belonging to that class, as the board of directors may determine.	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.	The corporation’s Articles of Incorporation provide that the directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the state of Minnesota. Under Minnesota law, the board of directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.

The board of directors has power and authority to increase or decrease the number of shares of stock, series or class of stock, that the corporation has the authority to issue.

The total number of shares of capital stock of all series and classes which the corporation has authority to issue is 1,000,000,000 shares of the par value of $.001 per share, having an aggregate par value of $1,000,000.

			The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	The corporation’s articles of incorporation authorize the issuance of up to 10,000,000,000 shares of stock with a par value of $.01 per share. The board of directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or

D-17

Policy	Group A	Group B	Group C	Group D
restrictions thereof, as are stated in the board resolution establishing the class or series. The board of directors can, without shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series, in the manner and to the extent set forth under “Directors’ Power to Amend Articles of Incorporation/Trustees’ Power to Amend Declaration of Trust” above.

Number of Directors/ Trustees and Vacancies

The number of trustees may be fixed by the trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the trustees. Provided, however, that the number of trustees cannot be fewer than 1 or more than 15.

Vacancies in the board of trustees may be filled by a majority of the remaining trustees, even if less than a quorum, or by a sole remaining trustee, unless the trustees call a meeting of shareholders for the purpose of electing trustees. In the event that at any time less

The number of directors will never be fewer than the greater of three and the minimum number required by the MGCL (one), nor more than 20, and the tenure of a Directorship will not be affected by any decrease in the number of directors.

Any vacancy occurring in the board of directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the board of directors, even if such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by a majority of

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of

There may be no fewer than two or more than 15 directors. If a vacancy occurs in the board of directors by reason of death, resignation or otherwise, such vacancy may be filled for the unexpired term by a majority vote of the remaining directors, even if the remaining number of directors is less than a quorum.

D-18

Policy	Group A	Group B	Group C	Group D
	than a majority of the trustees holding office at that time were so elected by shareholders, the board of trustees will hold a shareholders’ meeting within 60 days for the election of trustees to fill such vacancies on the board.	the entire board of directors then in office. A director elected by the board of directors to fill a vacancy will be elected to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.	shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

Independent Chair of the Board	The Declaration of Trust does not require an independent chair of the board of trustees.	The Articles of Incorporation and By-Laws do not require an independent chair of the board of directors.	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The corporation’s By-Laws require the board of directors to elect one independent member to serve as chair of the board of directors whose duties include serving as the lead independent director.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.

Under the MGCL, any stockholder or his agent may inspect and copy during usual business hours the corporation’s By-Laws, minutes of the proceedings of the stockholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office.

In addition, one or more persons who together are and for at least six months have been stockholders of record of at least 5 percent of the outstanding stock of any class of the corporation may, in person or by agent, on written request, inspect and copy during usual business hours the corporation’s books of

			The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	Minnesota law requires the corporation (each fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the board of directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which Minnesota law requires the corporation (each fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a

D-19

Policy	Group A	Group B	Group C	Group D

account and its stock ledger, present to any officer or resident agent of the corporation a written request for a statement of its affairs, and in the case of any corporation which does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

The corporation’s By-Laws provides that a stockholder with the right, under applicable law, to inspect the corporation’s books of account, stock ledger, or other specified documents of the corporation has no right to make an inspection if the board of directors determines that the stockholder has an improper purpose for requesting the inspection.

statement of the names and usual business addresses of its directors and principal officers. The fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is reasonably related to the person’s interest as a shareholder or beneficial owner.

Involuntary Redemption of Accounts	The trustees may redeem, repurchase and transfer shares pursuant to applicable law.	The board of directors may, from time to time in its discretion, authorize the corporation to require the redemption of all or any part of the outstanding shares of any series or class for the proportionate interest per share in the assets of the corporation belonging to that series or class, or the cash equivalent thereof (being the net	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns	The fund may redeem the shares of a shareholder if the amount invested is less than an amount determined by the board of directors and set forth in the current fund prospectus.

D-20

Policy	Group A	Group B	Group C	Group D
		asset value per share determined as provided in the Articles of Incorporation), upon the sending of written notice thereof to each stockholder any of whose shares are so redeemed and upon such terms and conditions as the board of directors deem advisable. The board of directors may also authorize the officers of the corporation to repurchase shares of any series or class, either directly or through an agent. The price to be paid by the corporation upon any such repurchase to be determined, in the discretion of the board of directors, in accordance with applicable law.	shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.

D-21

Exhibit E

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Companies, as a group, beneficially owned less than 1% of each class of shares of each Selling Fund. The table below shows, for each Nominee, the amount of shares of each Selling Fund beneficially owned by the Nominee. It also shows the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through a deferred compensation agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = more than $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
RiverSource Partners Fundamental Value Fund	A	N/A	A	N/A	A	N/A
Seligman Capital Fund	A	N/A	A	N/A	A	N/A
RiverSource Disciplined Small Cap Value Fund	A	N/A	A	N/A	A	N/A
Seligman Growth Fund	A	N/A	A	N/A	C*	N/A
RiverSource Disciplined Small and Mid Cap Equity Fund	A	N/A	A	N/A	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	N/A	E**	N/A	E**	N/A

*	Deferred compensation invested in share equivalents: Seligman Growth Fund: $10,001-$50,000
**	Total includes deferred compensation invested in share equivalents

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
RiverSource Partners Fundamental Value Fund	N/A	A	A	N/A	A	A
Seligman Capital Fund	N/A	A	A	N/A	A	B
RiverSource Disciplined Small Cap Value Fund	N/A	A	A	N/A	A	A
Seligman Growth Fund	N/A	A	A	N/A	A	B
RiverSource Disciplined Small and Mid Cap Equity Fund	N/A	A	A	N/A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	N/A	E**	E**	N/A	E**	E

**	Total includes deferred compensation invested in share equivalents

E-1

Fund	Alison Taunton-Rigby	Minor M. Shaw
RiverSource Partners Fundamental Value Fund	A	N/A
Seligman Capital Fund	A	N/A
RiverSource Disciplined Small Cap Value Fund	A	N/A
Seligman Growth Fund	D	N/A
RiverSource Disciplined Small and Mid Cap Equity Fund	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	N/A

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
RiverSource Partners Fundamental Value Fund	A	N/A
Seligman Capital Fund	A	N/A
RiverSource Disciplined Small Cap Value Fund	A	N/A
Seligman Growth Fund	E	N/A
RiverSource Disciplined Small and Mid Cap Equity Fund	C	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	N/A

E-2

Exhibit F

COLUMBIA RIVERSOURCE FUNDS BOARD

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees of each RiverSource Fund (the “Board”) is responsible for protecting the interests of each RiverSource Fund (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

¡	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•	The criteria to be used to determine the size and structure of the Board, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

¡

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

¡	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

¡	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

¡	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

¡	The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the

F-1

Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members and Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008, amended on November 12, 2009 and further amended on January 13, 2010.

F-2

Exhibit G

Executive Officer and Director Information

Information regarding the current executive officers of each Company and the principal executive officer and directors of Columbia Management is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born 1964) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	None	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Jeffrey P. Fox (Born 1955) 105Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	None	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Board member (2001); Senior Vice President (2010)	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management Investment Advisers 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Financial Officer of Columbia Management.

Exhibit H

Director Compensation

Total directors’ fees paid by each Selling Fund and the Combined Fund Complex to the Non-Interested Directors and Interested Directors are listed below for each Selling Fund’s last fiscal year. No director listed below received pension or retirement benefits accrued as part of any Selling Fund’s expenses in any Selling Fund’s last fiscal year. All directors receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia RiverSource Board or standing Committees, which are not reflected in the amounts shown.

Non-Interested Director Compensation from Selling Funds

Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind
For Funds with fiscal years ending May 31
RiverSource Partners Fundamental Value Fund	$1,495	$1,556	$1,417	$1,469	$1,514	$1,417
Amount deferred	0	0	314	570	0	474
For Funds with fiscal years ending July 31
RiverSource Disciplined Small and Mid Cap Equity Fund	340	363	327	348	345	344
Amount deferred	0	0	50	154	0	169
RiverSource Disciplined Small Cap Value Fund	123	131	119	126	125	125
Amount deferred	0	0	17	56	0	62
For Funds with fiscal years ending December 31
Seligman Capital Fund	530	545	491	507	530	491
Amount deferred	0	0	197	152	0	0
Seligman Growth Fund	1,806	1,825	1,672	1,690	1,806	1,672
Amount deferred	0	0	669	507	0	0

Fund	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For Funds with fiscal years ending May 31
RiverSource Partners Fundamental Value Fund	$3,115	$1,378	$1,514	$1,436	$1,436
Amount deferred	532	1,378	0	0	0
For Funds with fiscal years ending July 31
RiverSource Disciplined Small and Mid Cap Equity Fund	706	342	345	331	331
Amount deferred	133	342	0	0	0
RiverSource Disciplined Small Cap Value Fund	254	124	125	120	120
Amount deferred	48	124	0	0	0
For Funds with fiscal years ending December 31
Seligman Capital Fund	1,228	476	545	507	507
Amount deferred	184	476	0	0	0
Seligman Growth Fund	3,803	1,654	1,825	1,690	1,690
Amount deferred	570	1,654	0	0	0

Interested Director Compensation from Selling Funds

Fund	Truscott
For Funds with fiscal years ending May 31
RiverSource Partners Fundamental Value Fund	$0
Amount deferred	$0
For Funds with fiscal years ending July 31
RiverSource Disciplined Small and Mid Cap Equity Fund	$0
Amount deferred	$0
RiverSource Disciplined Small Cap Value Fund	$0
Amount deferred	$0
For Funds with fiscal years ending December 31
Seligman Capital Fund	$0
Amount deferred	$0
Seligman Growth Fund	$0
Amount deferred	$0

Aggregate Non-Interested Director Compensation for Calendar Year Ended December 31, 2009

Total Compensation from the Combined Fund Complex Paid to Non-Interested Directors/ Trustees for Calendar Year Ended December 31, 2009(1)
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton(2)	$160,000
Patricia M. Flynn(3)	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind(4)	$160,000
Stephen R. Lewis, Jr.(5)	$400,000
John F. Maher(6)	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

(1)	Director compensation is a combination of a base fee and meeting fees, with the exception of the Chairman of the Columbia RiverSource Board, who receives a base annual compensation.
(2)

During the calendar year ended December 31, 2009, Ms. Carlton deferred $64,000 of her total compensation from the Combined Fund Complex pursuant to the deferred composition agreement. As of September 30, 2010, the value of Ms. Carlton’s account under that plan was $17,500.

(3)

During the calendar year ended December 31, 2009, Ms. Flynn deferred $49,500 of her total compensation from the Combined Fund Complex pursuant to the deferred composition agreement. As of September 30, 2010, the value of Ms. Flynn’s account under that plan was $97,500.

(4)

During the calendar year ended December 31, 2009, Mr. Laikind deferred $0 of his total compensation from the Combined Fund Complex pursuant to the deferred composition agreement. As of September 30, 2010, the value of Mr. Laikind’s account under that plan was $122,813.

(5)

During the calendar year ended December 31, 2009, Mr. Lewis deferred $60,000 of his total compensation from the Combined Fund Complex pursuant to the deferred composition agreement. As of September 30, 2010, the value of Mr. Lewis account under that plan was $79,500.

(6)

During the calendar year ended December 31, 2009, Mr. Maher deferred $ 155,000 of his total compensation from the Combined Fund Complex pursuant to the deferred composition agreement. As of September 30, 2010, the value of Mr. Maher account under that plan was $202,500.

Aggregate Interested Director Compensation for Calendar Year Ended December 31, 2009

Total Compensation from the Combined Fund Complex Paid to Interested Director for the Calendar Year Ended December 31, 2009
William F. Truscott	$0

M-BOOK 1

COLUMBIA FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22080_MB1_122010

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1.	To approve an Agreement and Plan of Reorganization between RiverSource Partners Fundamental Value Fund and Columbia Contrarian Core Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve an Agreement and Plan of Reorganization between Seligman Capital Fund and Columbia Mid Cap Growth Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve an Agreement and Plan of Reorganization between RiverSource Disciplined Small Cap Value Fund and Columbia Small Cap Value Fund I.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve an Agreement and Plan of Reorganization between Seligman Growth Fund and Columbia Large Cap Growth Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To approve an Agreement and Plan of Reorganization between RiverSource Disciplined Small and Mid Cap Equity Fund and Columbia Mid Cap Value Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	To elect directors/trustees to the Board. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Kathleen Blatz	02. Edward J. Boudreau, Jr.	03. Pamela G. Carlton	04. William P. Carmichael
05. Patricia M. Flynn	06. William A. Hawkins	07. R. Glenn Hilliard	08. Stephen R. Lewis, Jr.
09. John F. Maher	10. John J. Nagorniak	11. Catherine James Paglia	12. Leroy C. Richie
13. Anthony M. Santomero	14. Minor M. Shaw	15. Alison Taunton-Rigby	16. William F. Truscott

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐

If you wish to vote your shares for the nominees cumulatively (distributing your votes other than pro rata among all of the nominees for whom you are voting), please call 866-526-4103 to request a custom ballot. Please refer to the Combined Proxy Statement/Prospectus for information regarding cumulative voting.

7.      To approve the proposed amendment to the Articles of Incorporation of RiverSource Dimensions Series, Inc. and RiverSource Managers Series, Inc. to increase the maximum number of board members.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐
Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22080

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22080_MB1_122010

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2010

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.	Reorganization of RiverSource Partners Fundamental Value Fund, a series of RiverSource Managers Series, Inc. (a “Selling Fund”) into Columbia Contrarian Core Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

2.	Reorganization of Seligman Capital Fund, a series of Seligman Capital Fund, Inc. (a “Selling Fund”) into Columbia Mid Cap Growth Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

3.	Reorganization of RiverSource Disciplined Small Cap Value Fund, a series of RiverSource Dimensions Series, Inc. (a “Selling Fund”) into Columbia Small Cap Value Fund I, a series of Columbia Funds Series Trust I (a “Buying Fund”).

4.	Reorganization of Seligman Growth Fund, a series of Seligman Growth Fund, Inc. (a “Selling Fund”) into Columbia Large Cap Growth Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

5.	Reorganization of RiverSource Disciplined Small and Mid Cap Equity Fund, a series of RiverSource Dimensions Series, Inc. (a “Selling Fund”) into Columbia Mid Cap Value Fund, a series of Columbia Funds Series Trust (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated December 20, 2010 (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Buying Funds at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling 800.345.6611.

Additional Information About Each Buying Fund	1

Independent Registered Public Accounting Firms	1

Financial Statements	1

Appendix A—Statement of Additional Information of Columbia Contrarian Core Fund, Columbia Mid Cap Growth Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Value Fund I	A-1

Appendix B—Statement of Additional Information of Columbia Mid Cap Value Fund	B-1

Appendix C—Pro forma financial statements of Columbia Contrarian Core Fund, Columbia Mid Cap Growth Fund, Columbia Large Cap Growth Fund, Columbia Small Cap Value Fund I and Columbia Mid Cap Value Fund

C-1

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Columbia Contrarian Core Fund, Columbia Mid Cap Growth Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Value Fund I dated January 1, 2011, as supplemented.

Attached hereto as Appendix B is the Statement of Additional Information of Columbia Mid Cap Value Fund, dated December 8, 2010, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for each of the Buying Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Contrarian Core Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2010; the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Large Cap Growth Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2010; The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Mid Cap Growth Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010; the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Small Cap Value Fund I’s Annual Report to Shareholders for the fiscal year ended June 30, 2010; and the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Mid Cap Value Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2010 and the unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended August 31, 2010 are incorporated by reference into this SAI. The audited financial statements for each Buying Fund included in their respective Annual Reports to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting. The audited financial statements for RiverSource Disciplined Small Cap Value Fund, RiverSource Disciplined Small & Mid Cap Equity Fund, RiverSource Partners Fundamental Value Fund, Seligman Growth Fund and Seligman Capital Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting, except for the information for the periods ended on or before December 31, 2008 for each of Seligman Growth Fund and Seligman Capital Fund and the information for the periods ended on or before May 31, 2007 for RiverSource Partners Fundamental Value Fund, which has been audited by other auditors.

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Fund for the Reorganizations are attached hereto as Appendix C.

1

FEDERAL INCOME TAX

Congress has passed the Regulated Investment Company Modernization Act of 2010 (H.R. 4337). The bill will change some of the tax rules applicable to regulated investment companies by altering the use and expiration of capital loss carryforwards, providing cures for certain asset and income test failures, smoothing the operation of certain provisions, and eliminating requirements no longer thought to be necessary. Congress also has passed the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010 (H.R. 4853), extending for two years several provisions otherwise expired or due to expire, including reductions of individual income tax rates, special treatment of qualified dividend income, and exemptions from withholding for foreign shareholders. As of December 16, 2010, both bills await presidential signature; their provisions are not reflected in the one or more Statements of Additional Information appended to this SAI.

2

Appendix A—Statement of Additional Information of Columbia Contrarian Core Fund, Columbia Mid Cap Growth Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Value Fund I

A-1

COLUMBIA FUNDS SERIES TRUST I

CMG Ultra Short Term Bond Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia International Bond Fund

Columbia International Stock Fund

Columbia Large Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Technology Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Supplement dated January 1, 2011

to the Statement of Additional Information dated January 1, 2011 (the “SAI”)

1)	Principal Holders

a) The paragraph following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS” is deleted and replaced in its entirety with the following:

As of the applicable date indicated below, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

b) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending March 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

c) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending May 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

d) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending June 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

e) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending July 31”

As of October 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

f) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending September 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

g) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending October 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

h) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending December 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

2)	Control Persons

a) The paragraph preceding the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending March 31” is deleted and replaced in its entirety with the following:

As of the applicable date indicated below, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

b) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending March 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

c) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending May 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

d) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending July 31”

As of October 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

e) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending September 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

f) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending December 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

Shareholders should retain this supplement for future reference.

C-6517-1 A (12/10)

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I STATEMENT OF ADDITIONAL INFORMATION January 1, 2011

Fund
CMG Ultra Short Term Bond Fund (CMGUX)
Columbia Balanced Fund
Class A: CBLAX	Class B: CBLBX	Class C: CBLCX	Class R: CBLRX
Class R4*: —	Class R5*: —	Class Z: CBALX
Columbia Bond Fund
Class A: CNDAX	Class B*: —	Class C: CNDCX	Class I: CBNIX
Class T*: —	Class W: CBDWX	Class Y: CBFYX	Class Z: UMMGX
Columbia Connecticut Tax-Exempt Fund
Class A: COCTX	Class B: CCTBX	Class C: CCTCX
Class Z: CCTZX
Columbia Conservative High Yield Fund
Class A: CHGAX	Class B: CHGBX	Class C: CHDCX	Class Y: CHYYX
Class Z: CMHYX
Columbia Contrarian Core Fund
Class A: LCCAX	Class B: LCCBX	Class C: LCCCX	Class I: CCCIX
Class R: CCCRX	Class R4*: —	Class T: SGIEX	Class W: CTRWX
Class Z: SMGIX
Columbia Corporate Income Fund
Class A: LIIAX	Class B: CIOBX	Class C: CIOCX	Class I: CPTIX
Class W: CPIWX	Class Z: SRINX
Columbia Dividend Income Fund
Class A: LBSAX	Class B: LBSBX	Class C: LBSCX	Class I: CDVIX
Class R: CDIRX	Class T: GEQAX	Class W: CDVWX	Class Z: GSFTX
Columbia Emerging Markets Fund
Class A: EEMAX	Class C: EEMCX	Class I: CEHIX	Class R: CEMRX
Class W: CEMWX	Class Z: UMEMX
Columbia Energy and Natural Resources Fund
Class A: EENAX	Class B*: —	Class C: EENCX	Class I: CERIX
Class R: CETRX	Class R4*: —	Class Z: UMESX
Columbia Federal Securities Fund
Class A: CFSAX	Class B: CFSOX	Class C: CFSCX	Class Z: LFSZX
Columbia Greater China Fund
Class A: NGCAX	Class B: NGCBX	Class C: NGCCX	Class Z: LNGZX
Columbia High Yield Municipal Fund
Class A: LHIAX	Class B: CHMBX	Class C: CHMCX	Class Z: SRHMX
Columbia High Yield Opportunity Fund
Class A: COLHX	Class B: COHBX	Class C: CHYCX	Class Z: LHYZX
Columbia Intermediate Bond Fund
Class A: LIBAX	Class B: LIBBX	Class C: LIBCX	Class I: CIMIX
Class R: CIBRX	Class W: CIBWX	Class Z: SRBFX
Columbia International Bond Fund
Class A: CNBAX	Class C: CNBCX	Class I: CIBIX	Class Z: CNBZX

C-6517 D (12/10)

Fund
Columbia International Stock Fund
Class A: CISAX	Class B: CISBX	Class C: CSKCX	Class Y: CSFYX
Class Z: CMISX
Columbia Large Cap Growth Fund
Class A: LEGAX	Class B: LEGBX	Class C: LEGCX	Class E: CLGEX
Class F: CLGFX	Class I: CLGIX	Class R: CGWRX	Class R4*: —
Class R5*: —	Class T: GAEGX	Class W: CLGWX	Class Y: CGFYX
Class Z: GEGTX
Columbia Mid Cap Growth Fund
Class A: CBSAX	Class B: CBSBX	Class C: CMCCX	Class I: CMTIX
Class R: CMGRX	Class R5*: —	Class T: CBSTX	Class W: CMRWX
Class Y: CMGYX	Class Z: CLSPX
Columbia Oregon Intermediate Municipal Bond Fund
Class A: COEAX	Class B: COEBX	Class C: CORCX	Class Z: CMBFX
Columbia Pacific/Asia Fund
Class A: CASAX	Class C: CASCX	Class I: CPCIX	Class Z: USPAX
Columbia Real Estate Equity Fund
Class A: CREAX	Class B: CREBX	Class C: CRECX	Class I: CREIX
Class R: CRSRX	Class R4*: —	Class R5*: —	Class W: CREWX
Class Z: CREEX
Columbia Select Large Cap Growth Fund
Class A: ELGAX	Class C: ELGCX	Class I: CSPIX	Class R: URLGX
Class W: CSLWX	Class Z: UMLGX
Columbia Small Cap Core Fund
Class A: LSMAX	Class B: LSMBX	Class C: LSMCX	Class I: CPOIX
Class T: SSCEX	Class W: CSCWX	Class Z: SMCEX
Columbia Small Cap Growth Fund I
Class A: CGOAX	Class B: CGOBX	Class C: CGOCX	Class I: CSWIX
Class R: CCRIX	Class Y: CSGYX	Class Z: CMSCX
Columbia Small Cap Value Fund I
Class A: CSMIX	Class B: CSSBX	Class C: CSSCX	Class I: CVUIX
Class R: CSVRX	Class Y: CSVYX	Class Z: CSCZX
Columbia Strategic Income Fund
Class A: COSIX	Class B: CLSBX	Class C: CLSCX	Class R: CSNRX
Class R4*: —	Class R5*: —	Class W: CTTWX	Class Z: LSIZX
Columbia Strategic Investor Fund
Class A: CSVAX	Class B: CSVBX	Class C: CSRCX	Class I: CEVIX
Class R: CSGRX	Class W: CTVWX	Class Y: CLSYX	Class Z: CSVFX
Columbia Technology Fund
Class A: CTCAX	Class B: CTCBX	Class C: CTHCX	Class Z: CMTFX
Columbia U.S. Treasury Index Fund
Class A: LUTAX	Class B: LUTBX	Class C: LUTCX	Class I: —
Class Z: IUTIX
Columbia Value and Restructuring Fund
Class A: EVRAX	Class C: EVRCX	Class I: CVRIX	Class R: URBIX
Class W: CVRWX	Class Z: UMBIX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Balanced Fund	Columbia Balanced Fund

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

1

Bond Fund	Columbia Bond Fund

Brandes	Brandes Investment Partners, L.P.

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the Columbia, RiverSource, Threadneedle and Seligman brands

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Connecticut Tax-Exempt Fund	Columbia Connecticut Tax-Exempt Fund

Conservative High Yield Fund	Columbia Conservative High Yield Fund

Contrarian Core Fund	Columbia Contrarian Core Fund

Corporate Income Fund	Columbia Corporate Income Fund

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Dividend Income Fund	Columbia Dividend Income Fund

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

FDIC	Federal Deposit Insurance Corporation

Federal Securities Fund	Columbia Federal Securities Fund

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GNMA	Government National Mortgage Association

Greater China Fund	Columbia Greater China Fund

High Yield Municipal Fund	Columbia High Yield Municipal Fund

High Yield Opportunity Fund	Columbia High Yield Opportunity Fund

2

Independent Trustee(s)	One or more of the Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is currently treated as an “interested person” (as defined in the 1940 Act) of the Funds

Intermediate Bond Fund	Columbia Intermediate Bond Fund

International Bond Fund	Columbia International Bond Fund

International Stock Fund	Columbia International Stock Fund

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

IRS	United States Internal Revenue Service

Large Cap Growth Fund	Columbia Large Cap Growth Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Mid Cap Growth Fund	Columbia Mid Cap Growth Fund

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Oregon Intermediate Municipal Bond Fund	Columbia Oregon Intermediate Municipal Bond Fund

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

Real Estate Equity Fund	Columbia Real Estate Equity Fund

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

3

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Select Large Cap Growth Fund	Columbia Select Large Cap Growth Fund

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Small Cap Core Fund	Columbia Small Cap Core Fund

Small Cap Growth Fund I	Columbia Small Cap Growth Fund I

Small Cap Value Fund I	Columbia Small Cap Value Fund I

Strategic Income Fund	Columbia Strategic Income Fund

Strategic Investor Fund	Columbia Strategic Investor Fund

Technology Fund	Columbia Technology Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Ultra Short Term Bond Fund	CMG Ultra Short Term Bond Fund

U.S. Treasury Index Fund	Columbia U.S. Treasury Index Fund

Value and Restructuring Fund	Columbia Value and Restructuring Fund

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E. Funds and portfolios that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F.

Funds with fiscal years ending March 31

Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund

Each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is a diversified fund, except Energy and Natural Resources Fund, which is a non-diversified Fund. Each of the Funds has a fiscal year end of March 31st.

On March 31, 2008, each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund, together with the Columbia Blended Equity Fund, Columbia International Growth Fund, Columbia Mid Cap Core Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, and Columbia Short-Intermediate Bond Fund, acquired all assets and assumed all liabilities of, respectively, the following funds, each of which is a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable: Blended Equity Fund, Core Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, International Fund, Mid Cap Core Fund, Pacific/Asia Fund, Large Cap Growth Fund, Equity Opportunities Fund, Small Cap Fund, Intermediate-Term Bond Fund and Value and Restructuring Fund (the Predecessor Funds), each a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable. For periods prior to March 31, 2008, the performance and financial information shown for each Fund is the performance and financial information of the corresponding Predecessor Fund. The Funds commenced operations on March 31, 2008.

Bond Fund offers eight classes of shares; Emerging Markets Fund, Select Large Cap Growth Fund and Value and Restructuring Fund offer six classes of shares; Energy and Natural Resources Fund offers seven classes of shares; and Pacific/Asia Fund offers four classes of shares, each as described in Capital Stock and Other Securities.

Corporate Income Fund and Intermediate Bond Fund

Each of Corporate Income Fund and Intermediate Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st. Prior to March 27, 2006, each Fund was organized as a series of Columbia Funds Trust VIII, a Massachusetts business trust. The information provided for each Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. Corporate Income Fund commenced investment operations on March 5, 1986. Intermediate Bond Fund commenced investment operations on December 5, 1978.

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Intermediate Bond Fund offers seven classes of shares, as described in Capital Stock and Other Securities. Prior to July 31, 2000, the Fund had a single class of shares. On July 14, 2000, the outstanding shares of the Fund were converted into Class S shares, and on July 31, 2000, the Fund commenced offering Class A shares. On February 1, 2002, the Fund commenced offering Class B and C shares. On July 29, 2002, the Fund’s Class S shares were redesignated as Class Z shares. On January 23, 2006, the Fund commenced offering Class R shares. Prior to September 12, 2002, the Fund invested all of its assets in the SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. Effective October 13, 2003, the Fund changed its name from Liberty Intermediate Bond Fund to its current name. Effective February 1, 2002, the Fund changed its name from Stein Roe Intermediate Bond Fund to Liberty Intermediate Bond Fund.

Corporate Income Fund offers six classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and C shares, redesignated its Class S shares as Class Z shares, and changed its name from Stein Roe Income Fund to Liberty Income Fund. Prior to July 15, 2002, the Fund invested all of its assets in the SR&F Income Portfolio as part of a master fund/feeder fund structure. On October 13, 2003, the Fund changed its name from Liberty Income Fund to Income Fund. Effective September 27, 2010, the Fund changed its name from Income Fund to its current name.

U.S. Treasury Index Fund

U.S. Treasury Index Fund represents a series of the Trust and is an open-end diversified management investment company. U.S. Treasury Index Fund has a fiscal year end of March 31st. Prior to March 27, 2006, the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust. The information provided for U.S. Treasury Index Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. The predecessor fund commenced investment operations on June 4, 1991. The predecessor fund was the successor by reorganization to the Galaxy II U.S. Treasury Fund, a series of The Galaxy Fund II, a Massachusetts business trust organized on February 22, 1990. Class Z shares of the predecessor fund were issued in exchange for existing shares of the Galaxy II U.S. Treasury Fund. The reorganization occurred on November 25, 2002. All references to U.S. Treasury Index Fund prior to November 25, 2002 shall be deemed to refer to the Galaxy II U.S. Treasury Fund.

U.S. Treasury Index Fund offers five classes of shares, as described in “Capital Stock and Other Securities.” Effective October 13, 2003, U.S. Treasury Index Fund changed its name from Liberty U.S. Treasury Index Fund to its current name.

Funds with fiscal years ending May 31

High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund

Each of High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund represents a separate series of the Trust and is an open-end diversified management investment company, except for International Bond Fund, which is an open-end non-diversified management investment company. Each of the Funds has a fiscal year end of May 31st.

Prior to March 27, 2006 and September 26, 2005, respectively, High Yield Opportunity Fund and Strategic Income Fund were organized as a series of Columbia Funds Trust I, a Massachusetts business trust. The information provided for High Yield Opportunity Fund and Strategic Income Fund in this SAI for periods prior to March 27, 2006 and September 26, 2005, respectively, relates to the corresponding series of such predecessor trust.

High Yield Opportunity Fund offers four classes of shares, as described in Capital Stock and Other Securities. On October 21, 1971, High Yield Opportunity Fund commenced offering Class A shares. On June 8, 1992, High Yield Opportunity Fund commenced offering Class B shares. On January 15, 1996, High Yield

6

Opportunity Fund commenced offering Class C shares. On January 8, 1999, High Yield Opportunity Fund commenced offering Class Z shares. Effective October 13, 2003, High Yield Opportunity Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, High Yield Opportunity Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

International Bond Fund offers four classes of shares, as described in Capital Stock and Other Securities. On December 1, 2008, International Bond Fund commenced offering Class A, C and Z shares.

Strategic Income Fund offers eight classes of shares, as described in Capital Stock and Other Securities. On April 22, 1977, Strategic Income Fund commenced offering Class A shares. On May 15, 1992, Strategic Income Fund commenced offering Class B shares. On July 1, 1997, Strategic Income Fund commenced offering Class C shares. On November 2, 1998, Strategic Income Fund commenced offering Class J shares. On June 12, 2009, Strategic Income Fund stopped accepting Class J share purchases. On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares. On January 29, 1999, Strategic Income Fund commenced offering Class Z shares.

Funds with fiscal years ending June 30

High Yield Municipal Fund and Small Cap Value Fund I

Each of High Yield Municipal Fund and Small Cap Value Fund I represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of June 30th.

High Yield Municipal Fund commenced investment operations on March 5, 1984. The Fund offers four classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and Class C shares and redesignated Class S shares as Class Z shares. Also on July 15, 2002, the Fund changed its name from “Stein Roe High-Yield Municipals Fund” to “Liberty High Yield Municipal Fund” and the Fund’s Class A shares changed their name from “Liberty High Income Municipals Fund, Class A,” to Class A shares. The Fund invested all of its assets in SR&F High Yield Municipals Portfolio as part of a master fund/feeder fund structure through July 15, 2002. The Fund changed its name from “Liberty High Yield Municipal Fund” to its current name effective October 13, 2003.

Small Cap Value Fund I commenced operations on July 25, 1986. Small Cap Value Fund I was organized as a series of Columbia Funds Trust VI, a Massachusetts business trust, prior to its reorganization as a series of the Trust on March 27, 2006. The information provided for Small Cap Value Fund I in this SAI for periods prior to March 27, 2006 relates to Columbia Funds Trust VI.

Small Cap Value Fund I offers seven classes of shares, as described in Capital Stock and Other Securities. The Fund changed its name from “Colonial Small Stock Fund” to “Colonial Small-Cap Value Fund” on February 28, 1997, and from “Colonial Small-Cap Value Fund” to “Liberty Small-Cap Value Fund” on July 14, 2000. The Fund changed its name from “Liberty Small-Cap Value Fund” to “Columbia Small Cap Value Fund” on October 13, 2003. The Fund changed its name from “Columbia Small Cap Value Fund” to its current name effective October 10, 2005.

Fund with fiscal year ending July 31

Ultra Short Term Bond Fund

Ultra Short Term Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. The Fund has a fiscal year end of July 31st.

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Ultra Short Term Bond Fund does not offer multiple share classes. Prior to November 23, 2009, CMG Ultra Short Term Bond Fund (the Predecessor Ultra Short Term Bond Fund) was organized as a separate portfolio of Columbia Funds Institutional Trust, a Massachusetts business trust (the Predecessor Institutional Trust). The information provided for Ultra Short Term Bond Fund in this SAI for periods prior to November 23, 2009 relates to the Predecessor Ultra Short Term Bond Fund; the information provided for the Trust in this SAI for periods prior to November 23, 2009 includes information for the Predecessor Institutional Trust to the extent it relates to Ultra Short Term Bond Fund. Prior to March 27, 2006, the Predecessor Ultra Short Term Bond Fund was organized as a separate portfolio of CMG Fund Trust (the Prior Predecessor Ultra Short Term Bond Fund), an Oregon business trust organized in 1989 (the Prior Predecessor Institutional Trust). The information provided for Ultra Short Term Bond Fund in this SAI for periods prior to March 27, 2006 relates to the Prior Predecessor Ultra Short Term Bond Fund; the information provided for the Trust in this SAI for periods prior to March 27, 2006 includes information for the Prior Predecessor Institutional Trust to the extent it relates to Ultra Short Term Bond Fund.

Funds with fiscal years ending August 31

Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, Greater China Fund, International Stock Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Small Cap Growth Fund I, Strategic Investor Fund, and Technology Fund.

Each of Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, Greater China Fund, International Stock Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Small Cap Growth Fund I, Strategic Investor Fund and Technology Fund represents a separate series of the Trust, is an open-end management investment company and has a fiscal year end of August 31st. Each of Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, International Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Strategic Investor Fund is a diversified series of the Trust. Technology Fund and Oregon Intermediate Municipal Bond Fund are operating as diversified series of the Trust. Greater China Fund is a non-diversified series of the Trust.

Prior to March 27, 2006, each Fund, except for Federal Securities Fund, Greater China Fund and International Stock Fund, was organized as an Oregon corporation. The information provided for these Funds in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation funds. Prior to September 26, 2005, Federal Securities Fund was organized as a series of Columbia Funds Trust III. The information provided for the Federal Securities Fund for periods prior to September 26, 2005 relates to the corresponding series of Columbia Funds Trust III. Greater China Fund was organized as a series of Columbia Funds Trust II. The information provided for Greater China Fund in this SAI for periods prior to March 27, 2006 relates to the corresponding series of Columbia Funds Trust II. Prior to October 11, 2005, International Stock Fund was organized as an Oregon corporation. The information provided for International Stock Fund in this SAI for periods prior to October 11, 2005 relates to predecessor Oregon corporation fund.

Conservative High Yield Fund and International Stock Fund offer five classes of shares, Greater China Fund, Federal Securities Fund, Oregon Intermediate Municipal Bond Fund and Technology Fund offer four classes of shares, Balanced Fund and Small Cap Growth Fund I offer seven classes of shares, Mid Cap Growth Fund offers ten classes of shares and Strategic Investor Fund offers eight classes of shares, as described in Capital Stock and Other Securities.

Funds with fiscal years ending September 30

Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund

Each of Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of September 30th.

Large Cap Growth Fund commenced operations on December 14, 1990 and Dividend Income Fund commenced operations on March 4, 1998. Contrarian Core Fund and Small Cap Core Fund commenced

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operations on December 14, 1992, as separate portfolios (collectively, the Predecessor Shawmut Funds) of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund’s Trust Shares and Retail A Shares. Contrarian Core Fund changed its name from Columbia Common Stock Fund to its current name on November 14, 2008.

Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the predecessor series of the Galaxy Fund, Class B shares of the Funds were issued in exchange for Prime B Shares of the predecessor series of the Galaxy Fund, Class T shares of the Funds were issued in exchange for Retail A Shares of the predecessor series of the Galaxy Fund, Class G shares of the Funds were issued in exchange for Retail B Shares of the predecessor series of the Galaxy Fund and Class Z shares of the Funds were issued in exchange for Trust Shares of the predecessor series of the Galaxy Fund. (Prime A and Prime B Shares, Retail A and Retail B Shares and Trust Shares together are referred to herein as the Predecessor Classes). On August 8, 2007, Class G shares of the Funds were converted to Class T shares. Information provided with respect to each Fund for periods prior to such Fund’s inception relates to the predecessor series of the Galaxy Fund. Further, information provided with respect to each class of each Fund prior to such Fund’s inception relates to the Predecessor Classes of such class.

Contrarian Core Fund offers nine classes of shares; Dividend Income Fund offers eight classes of shares; Large Cap Growth Fund offers thirteen classes of shares; and Small Cap Core Fund offers seven classes of shares, each as described in Capital Stock and Other Securities.

Fund with fiscal year ending October 31

Connecticut Tax-Exempt Fund

Connecticut Tax-Exempt Fund represents a separate series of the Trust and is an open-end management investment company. Connecticut Tax-Exempt Fund is a “diversified” fund and has a fiscal year end of October 31st.

Connecticut Tax-Exempt Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust. Connecticut Tax-Exempt Fund was reorganized as a series of the Trust on March 27, 2006 (the Tax-Exempt Fund Reorganization Date). Prior to March 27, 2006, Connecticut Tax-Exempt Fund was organized as a series of Columbia Funds Trust V. Connecticut Tax-Exempt Fund commenced investment operations on November 1, 1991. The information provided for Connecticut Tax-Exempt Fund in this SAI for periods prior to the Tax-Exempt Fund Reorganization Date relates to the predecessor funds of the same names. The trust of which Connecticut Tax-Exempt Fund was previously a series changed its name from Liberty Funds Trust V to Columbia Funds Trust V on October 13, 2003.

Connecticut Tax-Exempt Fund offers four classes of shares, as described in Capital Stock and Other Securities.

Fund with fiscal year ending December 31

Real Estate Equity Fund

Real Estate Equity Fund represents a series of the Trust and is an open-end non-diversified management investment company. In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31.

Prior to March 27, 2006, Real Estate Equity Fund was organized as an Oregon corporation. The information provided for the Fund in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation.

Real Estate Equity Fund offers nine classes of shares, as described in Capital Stock and Other Securities.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

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4.

With the exception of Real Estate Equity Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry[a], provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions[b]; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, Energy and Natural Resources Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries[c];

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	With the exception of Oregon Intermediate Municipal Bond Fund, Greater China Fund, Energy and Natural Resources Fund, International Bond Fund, Technology Fund and Real Estate Equity Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

8.	Greater China Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 50% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

As a matter of fundamental policy, under normal circumstances, Connecticut Tax-Exempt Fund invests at least 80% of total assets in state bonds, subject to applicable state requirements.

[a]

In determining whether a purchase by Real Estate Equity Fund or Technology Fund would cause the Fund to have invested in accordance with this policy, the Adviser currently uses the Global Industry Classification Standard (GICS) produced by S&P and MSCI Inc. With respect to the Technology Fund restriction, the Adviser currently considers each information technology “sub-industry” identified in the GICS to represent a separate industry.

[b]

For purposes of determining whether International Bond Fund has invested 25% or more of the value of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in the same industry pursuant to fundamental investment policy (4) above, the Fund will consider each foreign government to be conducting its business activities in a separate industry, and will consider a security to have been issued by a foreign government if (i) the security is issued directly by such government, (ii) the security is issued by an agency, instrumentality or authority that is backed by the full faith and credit of such foreign government or (iii) the security is issued by an entity the assets and revenues of which the Adviser determines are not separate from such foreign government. The Fund generally will treat supranational entities as issuers separate and distinct from any foreign government, so long as such entities do not fall within the characteristics described in item (iii) above. If any other security is guaranteed as to payment of principal and/or interest by a foreign government, then the Fund will generally treat the guarantee as a separate security issued by such foreign government.

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[c]

In determining whether Energy and Natural Resources Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, the Adviser currently uses the GICS produced by S&P and MSCI Inc. The Adviser currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities[a]	May not sell securities short[b]	May not purchase securities of other investment companies[c]	May not purchase securities of companies for purpose of exercising control[d]	Provides 60 day notice in connection with Rule 35d-1 changes[e]
Balanced Fund	✓		✓		✓
Bond Fund	✓		✓		✓
Connecticut Tax-Exempt Fund	✓	✓	✓		✓
Conservative High Yield Fund	✓		✓		✓
Contrarian Core Fund	✓	✓	✓		✓
Corporate Income Fund	✓	✓	✓		✓
Dividend Income Fund	✓	✓	✓	✓	✓
Emerging Markets Fund	✓		✓		✓
Energy and Natural Resources Fund	✓		✓		✓
Federal Securities Fund	✓		✓		✓
Greater China Fund	✓	✓	✓		✓
High Yield Municipal Fund	✓	✓	✓		✓
High Yield Opportunity Fund	✓	✓	✓		✓
Intermediate Bond Fund	✓	✓	✓		✓
International Bond Fund	✓	✓	✓		✓
International Stock Fund	✓		✓		✓
Large Cap Growth Fund	✓	✓	✓	✓	✓
Mid Cap Growth Fund	✓		✓		✓
Oregon Intermediate Municipal Bond Fund			✓		✓
Pacific/Asia Fund	✓		✓		✓
Real Estate Equity Fund	✓		✓		✓
Select Large Cap Growth Fund	✓		✓		✓
Small Cap Core Fund	✓	✓	✓		✓
Small Cap Growth Fund I	✓		✓		✓
Small Cap Value Fund I	✓	✓	✓		✓
Strategic Income Fund	✓	✓	✓		✓
Strategic Investor Fund	✓		✓
Technology Fund	✓		✓		✓
Ultra Short Term Bond Fund	✓	✓	✓		✓

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Fund	May Not Invest more than 15% of its net assets in illiquid securities[a]	May not sell securities short[b]	May not purchase securities of other investment companies[c]	May not purchase securities of companies for purpose of exercising control[d]	Provides 60 day notice in connection with Rule 35d-1 changes[e]
U.S. Treasury Index Fund	✓	✓	✓		✓
Value and Restructuring Fund	✓		✓		✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]	Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of companies for the purpose of exercising control.
[e]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

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Permissible Fund Investments

Investment Type	Balanced Fund	Bond Fund	Connecticut Tax-Exempt Fund	Conservative High Yield Fund	Contrarian Core Fund	Corporate Income Fund	Dividend Income Fund
Asset-Backed Securities	✓	✓	✓	✓		✓
Bank Obligations
Domestic	✓	✓	✓	✓
Foreign	✓	✓	✓	✓
Common Stock	✓	✓	✓		✓		✓
Convertible Securities	✓	✓		✓	✓		✓
Corporate Debt Securities	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates		✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓		✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓		✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓		✓
Foreign Currency Transactions	✓	✓		✓	✓		✓
Foreign Securities	✓	✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓			✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓		✓
Municipal Securities	✓	✓	✓	✓		✓
Participation Interests	✓	✓		✓
Preferred Stock	✓	✓		✓	✓		✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓	✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓			✓	✓	✓
Standby Commitments		✓	✓			✓
Stripped Securities	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

14

Investment Type	Emerging Markets Fund	Energy and Natural Resources Fund	Federal Securities Fund	Greater China Fund	High Yield Municipal Fund	High Yield Opportunity Fund	Intermediate Bond Fund	International Bond Fund	International Stock Fund
Asset-Backed Securities	✓	✓	✓		✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓			✓	✓		✓	✓
Foreign	✓	✓			✓	✓		✓	✓
Common Stock	✓	✓		✓		✓		✓	✓
Convertible Securities	✓	✓		✓		✓		✓	✓
Corporate Debt Securities	✓	✓	✓		✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓		✓		✓		✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓		✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓			✓	✓	✓	✓
Foreign Currency Transactions	✓	✓		✓		✓		✓	✓
Foreign Securities	✓	✓		✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓				✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓		✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓			✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓		✓	✓	✓	✓
Municipal Securities	✓	✓			✓	✓	✓	✓
Participation Interests	✓	✓			✓	✓		✓
Preferred Stock	✓	✓		✓		✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓		✓		✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓		✓	✓	✓	✓
Standby Commitments	✓	✓	✓		✓	✓	✓	✓
Stripped Securities	✓	✓	✓			✓		✓
U.S. Government and Related Obligations	✓	✓	✓		✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓		✓	✓	✓		✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓

15

Investment Type	Large Cap Growth Fund	Mid Cap Growth Fund	Oregon Intermediate Municipal Bond Fund	Pacific/Asia Fund	Real Estate Equity Fund	Select Large Cap Growth Fund	Small Cap Core Fund
Asset-Backed Securities				✓		✓
Bank Obligations
Domestic		✓	✓	✓	✓	✓
Foreign		✓	✓	✓	✓	✓
Common Stock	✓	✓		✓	✓	✓	✓
Convertible Securities	✓	✓		✓	✓	✓	✓
Corporate Debt Securities			✓	✓		✓
Custody Receipts and Trust Certificates			✓	✓		✓
Derivatives
Index or Linked Securities (Structured Products)	✓			✓		✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓		✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls				✓		✓
Foreign Currency Transactions	✓	✓		✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)				✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓	✓		✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities				✓		✓
Municipal Securities			✓	✓		✓
Participation Interests				✓		✓
Preferred Stock	✓	✓		✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓			✓		✓	✓
Standby Commitments				✓		✓
Stripped Securities				✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓		✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓	✓		✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

16

Investment Type	Small Cap Growth Fund I	Small Cap Value Fund I	Strategic Income Fund	Strategic Investor Fund	Technology Fund	Ultra Short Term Bond Fund	U.S. Treasury Fund	Value and Restructuring Fund
Asset-Backed Securities		✓	✓			✓		✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓		✓
Foreign	✓	✓	✓	✓	✓	✓		✓
Common Stock	✓	✓	✓	✓	✓		✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓		✓
Corporate Debt Securities		✓	✓			✓		✓
Custody Receipts and Trust Certificates			✓					✓
Derivatives
Index or Linked Securities (Structured Products)		✓	✓					✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓		✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓		✓
Swap Agreements	✓	✓	✓	✓	✓	✓		✓
Dollar Rolls			✓			✓		✓
Foreign Currency Transactions	✓	✓	✓	✓	✓			✓
Foreign Securities	✓	✓	✓	✓	✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)			✓					✓
Illiquid Securities	✓	✓	✓	✓	✓	✓		✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓					✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities			✓			✓		✓
Municipal Securities			✓					✓
Participation Interests			✓			✓		✓
Preferred Stock	✓	✓	✓	✓	✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓			✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓	✓					✓
Standby Commitments		✓	✓					✓
Stripped Securities			✓					✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions		✓	✓			✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓		✓

17

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered

18

Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

19

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities

20

includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options

21

on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

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Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

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one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such

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investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

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Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from

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(call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

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There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

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There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

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Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the

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underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

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Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific

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interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap

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agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

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Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in

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Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with

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emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets

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will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

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The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying

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mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the

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rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

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Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

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The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the key risks associated with investments in states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily

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does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other

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“restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

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Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

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Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order

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to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment

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transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

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Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of

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the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash

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collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by a Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, on the other. These policies and procedures provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately but no earlier than 15 calendar days after such month-end.

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•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately but no earlier than 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately but no earlier than 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end are posted on the Columbia Funds’ website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, money market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

The Adviser makes publicly available information regarding certain Columbia Fund’s largest five to fifteen holdings, as a percent of the market value of the Columbia Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website generally no earlier than fifteen (15) days following the month-end.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

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In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Columbia Fund’s Board has adopted policies to ensure that the Columbia Fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the Adviser’s legal department, the Adviser’s compliance department, and the Columbia Funds’ President. The PHC has been authorized by each Columbia Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the Columbia Fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Columbia Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

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The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds (excluding those Columbia Funds that pay a Unified Fee, as defined below). Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. In return for the advisory fee described below, the Adviser has agreed to pay all of the operating costs and expenses of Ultra Short Term Bond Fund other than Independent Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by Ultra Short Term Bond Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses. This fee is sometimes referred to herein as the “Unified Fee.” Any custody credits are applied to offset Fund expenses prior to determining the expenses the Adviser is required to bear; however, the Adviser bears any custodian overdraft charges. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

59

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Bond Fund	0.65%	0.35%	0.32%	0.29%	0.28%	0.27%
Contrarian Core Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Corporate Income Fund	0.42%	0.375%	0.37%	0.34%	0.33%	0.32%
Dividend Income Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Federal Securities Fund	0.53%	0.48%	0.45%	0.42%	0.41%	0.40%
Energy and Natural Resources Fund	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%
Intermediate Bond Fund	0.35%	0.35%	0.30%	0.29%	0.28%	0.27%
International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Pacific/Asia Fund	0.75%	0.75%	0.67%	0.62%	0.57%	0.52%
Select Large Cap Growth Fund	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%

Fund	All assets
Balanced Fund	0.50%
Oregon Intermediate Municipal Bond	0.50%
Real Estate Equity Fund	0.75%
Ultra Short Term Bond Fund	0.25%
U.S. Treasury Index Fund	0.10%

Fund	First $1 billion	Next $2 billion	In excess of $3 billion
Connecticut Tax-Exempt Fund	0.50%	0.45%	0.40%

Fund	First $500 million	Next $500 million	Next $500 million	In excess of $1.5 billion
Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%
High Yield Opportunity Fund	0.60%	0.55%	0.52%	0.49%
International Bond Fund	0.55%	0.50%	0.47%	0.44%
Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%
Strategic Income Fund	0.60%	0.55%	0.52%	0.49%

Fund	First $750 million	Next $250 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Emerging Markets Fund	1.15%	1.00%	0.67%	0.62%	0.57%	0.52%

Fund	First $100 million	Next $100 million	In excess of $200 million
High Yield Municipal Fund	0.450%	0.425%	0.400%

Fund	First $200 million	Next $300 million	In excess of $500 million
Large Cap Growth Fund	0.700%	0.575%	0.450%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	In excess of $2 billion
Small Cap Core Fund	0.75%	0.70%	0.65%	0.60%	0.55%

60

Fund	First $1 Billion	Next $500 Million	Next $1.5 Billion	Next $3 Billion	Over $6 Billion
Greater China Fund	0.95%	0.87%	0.82%	0.77%	0.72%

Fund	First $500 million	Next $500 million	In excess of $1 billion
Small Cap Growth Fund I	0.87%	0.82%	0.77%
Small Cap Value Fund I	0.80%	0.75%	0.70%
Strategic Investor Fund	0.60%	0.55%	0.50%
Technology Fund	0.87%	0.82%	0.77%

Fund	First $10 billion	In excess of $10 billion
Value and Restructuring Fund	0.60%	0.43%

Advisory Fees Paid by the Funds

The Adviser and the Previous Adviser received fees from the Funds for their services as reflected in the following charts, which show the advisory fees paid to and, as applicable, waived/reimbursed by the Adviser and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
Bond Fund
Advisory Fee Paid	$3,555,388	$3,357,269	$3,573,130
Amount Reimbursed	$1,762,911	$968,294	$981,002
Amount Waived	—	—	—
Corporate Income Fund
Advisory Fee Paid	$2,172,793	$2,165,208	$2,762,711
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Advisory Fee Paid	$4,059,904	$6,822,851	$15,695,279
Amount Reimbursed	$133,614	$710,637	—
Amount Waived	—	—	—
Energy and Natural Resources Fund
Advisory Fee Paid	$3,382,995	$3,524,919	$4,061,431
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Intermediate Bond Fund
Advisory Fee Paid	$6,768,041	$7,167,840	$7,648,763
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Advisory Fee Paid	$219,007	$634,182	$1,872,501
Amount Reimbursed	$131,463	$37,003	—
Amount Waived	—	—	—
Select Large Cap Growth Fund
Advisory Fee Paid	$10,061,635	$7,032,799	$6,446,350
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

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Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
U.S. Treasury Index Fund
Advisory Fee Paid	$374,018	$360,167	$183,771
Amount Reimbursed	$659,969	$380,634	$163,118
Amount Waived	—	—	—
Value and Restructuring Fund
Advisory Fee Paid	$38,153,435	$45,997,660	$54,318,105
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Adviser	Previous Adviser
High Yield Opportunity Fund
Advisory Fee Paid	$167,714	$1,881,734	$1,848,657	$2,186,530
Amount Reimbursed	$57,327	$83,858	—	$19,549
Amount Waived	—	—	—	—
Strategic Income Fund
Advisory Fee Paid	$949,914	$10,224,619	$9,937,336	$10,213,556
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended
Fund	Adviser	Previous Adviser	May 31, 2009*
International Bond Fund
Advisory Fee Paid	$7,487	$69,573	$20,485
Amount Reimbursed	$25,747	$124,507	$142,545
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Adviser	Previous Adviser
High Yield Municipal Fund
Advisory Fee Paid	$524,787	$2,361,306	$2,421,629	$3,036,689
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Advisory Fee Paid	$1,883,799	$7,793,816	$6,138,109	$7,336,126
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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	Fiscal Year Ended July 31, 2010*		Fiscal Year Ended July 31, 2009*†	Fiscal Year Ended July 31, 2008*†
Fund	Adviser	Previous Adviser
Ultra Short Term Bond Fund
Advisory Fee Paid	$774,383	$1,643,829	$346,249	$304,921
Amount Reimbursed	$23,307	$59,090	$58,864	$88,572
Amount Waived	—	—	—	—

*	Ultra Short Term Bond Fund commenced operations as of November 23, 2009. All fees shown are the fees paid by the Predecessor Ultra Short Term Bond Fund, a series of Columbia Funds Institutional Trust.
†	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Balanced Fund
Advisory Fee Paid	$516,594	$875,889	$884,961	$1,038,397
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Conservative High Yield Fund
Advisory Fee Paid	$1,138,490	$2,352,042	$2,918,130	$3,989,177
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Federal Securities Fund
Advisory Fee Paid	$1,015,843	$2,102,871	$3,446,020	$3,631,821
Amount Reimbursed	—	—	—	—
Amount Waived	$95,996	$235,142	$129,672	—
Greater China Fund
Advisory Fee Paid	$717,794	$1,561,766	$1,676,914	$3,149,033
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Stock Fund
Advisory Fee Paid	$1,245,668	$3,145,267	$4,361,396	$9,758,481
Amount Reimbursed	$129,175	$86,045	$83,891	—
Amount Waived	—	—	—	—
Mid Cap Growth Fund
Advisory Fee Paid	$2,977,727	$5,939,170	$7,193,675	$11,479,270
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Oregon Intermediate Municipal Bond
Advisory Fee Paid	$799,938	$1,515,769	$2,043,052	$1,933,585
Amount Reimbursed	$183,028	$329,008	$564,350	$393,368
Amount Waived	—	—	$—	$—
Small Cap Growth Fund I
Advisory Fee Paid	$2,371,009	$4,158,194	$3,216,309	$2,697,664
Amount Reimbursed	—	—	$109,017	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Advisory Fee Paid	$1,486,665	$3,136,677	$4,131,661	$6,613,337
Amount Reimbursed	$407,410	$989,742	$1,606,165	$294,451
Amount Waived	—	—	—	—

63

	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Technology Fund
Advisory Fee Paid	$765,180	$1,638,839	$2,084,965	$3,420,420
Amount Reimbursed	$45,469	$—	$169,244	—
Amount Waived	$—	$—	$—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
Fund	Adviser	Previous Adviser
Contrarian Core Fund
Advisory Fee Paid	$1,604,740	$1,929,231	$2,110,310	$2,721,935
Amount Reimbursed	—	—	$318,233	$382,426
Amount Waived	$213,720	$71,834	—	—
Dividend Income Fund
Advisory Fee Paid	$5,934,956	$7,295,736	$8,227,244	$7,520,664
Amount Reimbursed	$410,787	$54,673	$791,034	$591,255
Amount Waived	—	—	—	—
Large Cap Growth Fund
Advisory Fee Paid	$2,643,515	$3,959,944	$5,877,711	$8,656,167
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Core Fund
Advisory Fee Paid	$1,882,144	$2,495,915	$3,382,545	$6,765,818
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
[1]	Unaudited

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Advisory Fee Paid	$462,542	$524,477	$588,869
Amount Reimbursed	$157,165	$160,592	$158,586
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Advisory Fee Paid	$686,031	$1,670,236	$2,487,144	$4,576,982
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

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Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Leonard A. Aplet, CFA	Balanced Fund
Stephen D. Barbaro, CFA	Small Cap Value Fund I
Jason J. Callan	Federal Securities Fund
Robert B. Cameron	Emerging Markets Fund
Catherine Stienstra	Connecticut Tax-Exempt Fund
Richard A. Carter	Select Large Cap Growth Fund
Wayne M. Collette, CFA	Mid Cap Growth Fund Small Cap Growth Fund I Technology Fund
Fred Copper	International Stock Fund
Richard E. Dahlberg, CFA	Dividend Income Fund
Richard G. D’Auteuil	Small Cap Core Fund
Scott L. Davis	Dividend Income Fund
Peter R. Deininger	Large Cap Growth Fund
Chad H. Farrington, CFA	High Yield Municipal Fund
William Finan	U.S. Treasury Index Fund
Thomas M. Galvin, CFA	Select Large Cap Growth Fund
Emil A. Gjester	Strategic Investor Fund
Todd D. Herget	Select Large Cap Growth Fund
Jeffrey Hershey, CFA	Small Cap Core Fund
Tom Heuer	Federal Securities Fund
Guy C. Holbrook, IV, CFA	Ultra Short Term Bond Fund
Michael E. Hoover	Energy and Natural Resources Fund
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Emerging Markets Fund Greater China Fund Pacific/Asia Fund
Arthur J. Hurley, CFA	Real Estate Equity Fund
Orhan Imer, PhD, CFA	U.S. Treasury Index Fund
Jeremy Javidi, CFA	Small Cap Value Fund I
Brian Lavin, CFA	Balanced Fund Conservative High Yield Fund Corporate Income Fund High Yield Opportunity Fund Intermediate Bond Fund Strategic Income Fund
Lawrence W. Lin, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Colin J. Lundgren, CFA	Strategic Income Fund
Brian M. McGreevy	Oregon Intermediate Municipal Bond Fund
George J. Myers, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Brian D. Neigut	Mid Cap Growth Fund Small Cap Growth Fund I
Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund

65

Portfolio Manager	Fund(s)
Jonas Patrikson, CFA	Strategic Investor Fund
Carl W. Pappo, CFA	Bond Fund Corporate Income Fund Intermediate Bond
Nicholas Pifer, CFA	International Bond Fund
Jennifer Ponce de Leon	High Yield Opportunity Fund
Guy W. Pope, CFA	Balanced Fund Contrarian Core Fund Value and Restructuring Fund
Alexander D. Powers	Bond Fund Intermediate Bond Fund
J. Nicholas Smith, CFA	Value and Restructuring Fund
Ronald B. Stahl, CFA	Balanced Fund
Gene R. Tannuzzo, CFA	Strategic Income Fund
Mary-Ann Ward	Strategic Investor Fund
Michael T. Welter, CFA	Strategic Investor Fund
Mary K. Werler, CFA	Ultra Short Term Bond Fund
Dara J. White, CFA	Emerging Markets Fund
David J. Williams, CFA	Value and Restructuring Fund
John T. Wilson, CFA	Large Cap Growth Fund
Michael Zazzarino	Bond Fund Intermediate Bond Fund

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Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending March 31
Bond Fund	Carl W. Pappo, CFA	5 RICs 3 other accounts	$5.65 billion $850,000	None	None	(1)
	Alexander D. Powers	2 RICs 7 PIVs 17 other accounts	$2.79 billion $2.1 billion $1.1 billion	None	$10,001- $50,000[a] $1- 10,000[b]	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$4.193 billion $2.636 billion $192.2 million	None	None	(1)

Corporate Income Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$5.1 billion $850,000	None	None	(1)

Emerging Markets Fund	Robert B. Cameron	1 PIV 5 other accounts	$61.4 million $930,000	None	$1- $10,000[b]	(1)
	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$646.2 million $634.7 million $200,000	None	None	(1)
	Dara J. White, CFA	1 PIV 9 other accounts	$61.4 million $405,000	None	$1- $10,000[a] $10,001- $50,000[b]	(1)

Energy and Natural Resources Fund	Michael E. Hoover	3 PIVs 3 other accounts	$689.7 million $741,342	None	None	(1)

Intermediate Bond Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$3.45 billion $850,000	None	$50,001- $100,000[a]	(1)
	Alexander D. Powers	3 RICs 7 PIVs 17 other accounts	$3.4 billion $2.1 billion $1.1 billion	None	None	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$2.61 billion $2.64 billion $192.2 million	None	None	(1)

Pacific/Asia Fund	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$1.02 billion $634.7 million $200,000	None	None	(1)
	Daisuke Nomoto, CMA (SAAJ)	4 RICs 3 PIVs 2 other accounts	$490.8 million $578.7 million $200,000	None	None	(1)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Select Large Cap Growth Fund	Richard A. Carter	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a] $1- $10,000[b]	(1)
	Thomas M. Galvin, CFA	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	Over $1,000,000	(1)
	Todd D. Herget	1 PIV 2,389 other accounts	$43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a]	(1)

U.S. Treasury Index Fund	William Finan	5 other accounts	$1 million	None	None	(1)
	Orhan Imer, PhD, CFA	6 other accounts	$150,000	None	None	(1)

Value and Restructuring Fund	Guy W. Pope, CFA	5 RICs 1,927 other accounts	$1.76 billion $2.29 billion	None	$1- $10,000[a] $1- $10,000[b]	(1)
	J. Nicholas Smith, CFA	3 RICs 1,883 other accounts	$924.6 million $2.01 billion	None	$10,001- $50,000[a]	(1)
	David J. Williams, CFA	3 RICs 1,919 other accounts	$924.6 million $2.08 billion	None	$100,001- $500,000[a]	(1)

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$10.312 billion $9.331 million $683.335 million	None	None	(2)
	Jennifer Ponce de Leon	12 RICs 1 PIV 27 other accounts	$17.640 billion $9.331 million $4.578 million	None	None	(2)

International Bond Fund	Nicholas Pifer, CFA[2]	5 RICs 4 PIV 17 other accounts	$5.05 billion $113.33 million $4.62 billion	None	None	(2)

Strategic Income Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$8.61 billion $9.331 million $683.335 million	None	None	(2)
	Colin J. Lundgren, CFA	21 RICs 9 other accounts	$40.761 billion $274.15 million	2 RICs ($527.4 M)	None	(2)
	Gene R. Tannuzzo, CFA	10 RICs 2 other accounts	$25.657 billion $0.08 million	None		(2)

For Funds with fiscal year ending June 30
High Yield Municipal Fund	Chad H. Farrington	8 other accounts	$194,000	None	$1-$10,000[b]	(1)

Small Cap Value Fund I	Stephen D. Barbaro, CFA	5 RICs 1 PIV 13 other accounts	$433 million $30 million $57 million	None	$1- $10,000[a] $10,001 - $50,000[b]	(1)
	Jeremy Javidi, CFA	5 RICs 1 PIV 14 other accounts	$433 million $30 million $54 million	None	$100,001- $500,000[a] $1 - $10,000[b]	(1)

68

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)

For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	Guy C. Holbrook, IV, CFA	10 other accounts	$20.5 million	None	None	(1)
	Mary K. Werler, CFA	8 other accounts	$132.7 million	None	None	(1)

For Funds with fiscal year ending August 31
Balanced Fund	Leonard A. Aplet, CFA	10 RICs 8 PIVs 85 other accounts	$2.8 billion $3.555 billion $10.9 billion	None	$10,001 - $50,000 [a]	(1)
	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$9.907 billion $10.48 million $684.84 million	None	None	(2)
	Guy W. Pope, CFA	4 RICs 1,825 other accounts	$6.976 billion $1.007 billion	None	$100,001 - $500,000 [a]	(1)
	Ronald B. Stahl, CFA	10 RICs 6 PIVs 53 other accounts	$2.8 billion $785.7 million $3.879 billion	None	$10,001 - $50,000 [a]	(1)

Conservative High Yield Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$9.448 billion $10.48 million $684.84 million	None	None	(2)

Federal Securities Fund	Jason J. Callan	2 RICs 1 PIVs 3 other accounts	$320.25 million $637.67 million $415,440	None	None	(2)
	Tom Heuer, CFA	2 RICs 1 PIVs 2 other accounts	$320.25 million $637.67 million $312,074	None	None	(2)

Greater China Fund	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	2 RICs 2 PIVs 4 other accounts	$399.7 million $83.7 million $300,000	None	$10,001 -$50,000 [a]	(1)

International Stock Fund	Fred Copper, CFA	10 RICs 2 PIVs 23 other accounts	$1.5 billion $514.2 million $61.8 million	None	$1-$10,000[b]	(1)

Mid Cap Growth Fund	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.5 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.178 billion $168.61 million $178.6 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1 - $10,000[a] $1 - $10,000[b]	(1)

Oregon Intermediate Municipal Bond Fund	Brian M. McGreevy	6 RICs 7 other accounts	$3.7 billion $640.37 million	None	None	(1)

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		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Small Cap Growth Fund I	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.8 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.8 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.479 billion $168.61 million $178.61 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.61 million	None	$1 - $10,000[a] $1 - $10,000[b]	(1)
Strategic Investor Fund	Emil A. Gjester	1 RIC 1 PIV 289 other accounts	$89.65 million $201.32 million $220.38 million	None	$100,001 - $500,000 [a] $10,001 - $50,000 [b]	(1)
	Jonas Patrikson, CFA	1 RIC 1 PIV 282 other accounts	$89.648 million $201.32 million $220.22 million	None	$1- $10,000[a] $1-$10,000[b]	(1)
	Mary-Ann Ward	1 RIC 1 PIV 293 other accounts	$89.65 million $201.32 million $227.68 million	None	None	(1)
	Michael T. Welter, CFA	1 RIC 1 PIV 283 other accounts	89.65 billion $201.3 million $220.6 million	None	$50,001- $100,000[a] $1 - $10,000[b]	(1)
For Funds with fiscal year ending September 30
Contrarian Core Fund	Guy W. Pope, CFA	4 RICs 1,823 other accounts	$7.16 billion $1.03 billion	None	$100,001- $500,000	(1)
Dividend Income Fund	Richard E. Dahlberg, CFA	1 RIC 1 PIV 80 other accounts	$50.0 million $240.0 million $1.1 billion	None	$100,001- $500,000[a] $100,001- $500,000[b]	(1)
	Scott L. Davis	1 RIC 1 PIV 72 other accounts	$50.0 million $240.0 million $1.1 billion	None	$100,001- $500,000[a] $50,001- $100,000[a] $100,001- $500,000[b]	(1)
Large Cap Growth Fund	Peter R. Deininger	6 RICs 1 PIV 11 other accounts	$2.0 billion $260 million $275 million	None	None	(1)
Large Cap Growth Fund	John T. Wilson CFA	6 RICs 1 PIV 14 other accounts	$2.0 billion $260 million $275 million	None	$500,000-$1,000,000	(1)
Small Cap Core Fund	Richard D’Auteuil	1 PIV 19 other accounts	$163.90 million $771.37 million	None	$100,001- $500,000[a]	(1)
	Jeffrey Hershey, CFA	1 PIV 15 other accounts	$163.62 million $768.62 million	None	None	(1)
For the Fund with fiscal year ending October 31
Connecticut Tax-Exempt Fund	Catherine Stienstra[4]	11 RICs 12 other accounts	$4.42 billion $6.68 billion	None	None	(2)
For the Fund with fiscal period ending December 31
Real Estate Equity Fund	Arthur J. Hurley, CFA	8 other accounts	$750,000	None	$1-$10,000[a] $1-$10,000[b]	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of April 30, 2010.
[2]	Account information provided as of May 31, 2010. Other accounts also include personal accounts as of June 30, 2010.
[3]	Account information provided as of March 31, 2010.
[4]	Account information provided as of August 31, 2010.

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Structure of Compensation

(1) Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

Compensation for portfolio managers who were associates of the Previous Adviser prior to May 1, 2010, is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

(2) Compensation of Legacy RiverSource Investments, LLC Portfolio Managers

Compensation for portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC), is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Adviser’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Adviser employees. Depending upon their job level, Adviser portfolio managers may also be eligible for other benefits or perquisites that are available to all Adviser employees at the same job level.

The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Adviser has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

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Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

Leonard A. Aplet, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Stephen D. Barbaro, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Catherine Stienstra	Connecticut Tax-Exempt Fund	Barclays Capital Municipal Bond Index	Lipper Connecticut Municipal Debt Funds Classification

Jason J. Callan	Federal Securities Fund	Citigroup Government/Mortgage Index	Lipper General U.S. Government Funds Classification

Robert B. Cameron	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

Richard A. Carter	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Wayne M. Collette, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

	Technology Fund	Merrill Lynch 100 Technology Index	Lipper Science and Technology Funds Classification

Fred Copper, CFA	International Stock Fund	MSCI EAFE Index (Net) MSCI AC World ex USA Index (Net)	Lipper International Multi-Cap Core Funds Classification

Richard E. Dahlberg, CFA	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Richard D’Auteuil	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Scott L. Davis	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Peter R. Deininger	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Chad H. Farrington	High Yield Municipal Fund	Barclays Capital High Yield Municipal Bond Index; Blended Benchmark[4]	Lipper High Yield Municipal Debt Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

William Finan	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Thomas M. Galvin, CFA	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Emil A. Gjester	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Todd D. Herget	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Jeffrey Hershey, CFA	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Tom Heuer	Federal Securities Fund	Citigroup Government/Mortgage Index	Lipper General U.S. Government Funds Classification

Guy C. Holbrook, IV, CFA	Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael E. Hoover	Energy and Natural Resources Fund	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFA	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

	Greater China Fund	MSCI China (Net) Hang Seng Index	Lipper China Region Funds Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Arthur J. Hurley, CFA	Real Estate Equity Fund	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

Orhan Imer	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Jeremy Javidi, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Brian Lavin, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Conservative High Yield Fund	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Lawrence W. Lin, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Colin J. Lundgren, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Brian M. McGreevy	Oregon Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

George J. Myers, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Carl W. Pappo, CFA	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Jonas Patrikson, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Nicholas Pifer	International Bond Fund	Citigroup Non-U.S. Dollar World Government Bond Index- Unhedged	Lipper International Income Funds Classification

Jennifer Ponce de Leon	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

Guy W. Pope, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Contrarian Core Fund	Russell 1000 Index	Lipper Large-Cap Core Funds Classification

	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

Alexander D. Powers	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

J. Nicholas Smith, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

Ronald B. Stahl, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Gene R. Tannuzzo, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Mary-Ann Ward	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Mary K. Werler, CFA	Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael T. Welter, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Dara J. White, CFA	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

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Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

David J. Williams, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

John T. Wilson, CFA	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Michael Zazzarino	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

[1]	A custom composite, established by the Adviser, consisting of a 60% weighting of the S&P 500® Index and a 40% weighting of the Barclays Capital Aggregate Bond Index.
[2]	A weighted custom composite of the Barclays Capital U.S. Credit Bond Index (85%) and JP Morgan Global High Yield Index (15%) established by the Adviser.
[3]

A custom composite, established by the Adviser, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

[4]	A custom composite, established by the Adviser, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

The Adviser’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

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“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Adviser, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Adviser discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

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For U.S. Treasury Index Fund, pursuant to the Administrative Services Agreement, the Administrator, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons of the Administrator or its affiliates, brokerage fees and commissions, interest on borrowings and such extraordinary, non-recurring expenses as may arise, including litigation expenses. For the purposes of this arrangement, distribution and service fees are not considered operating expenses.

Administration Fees Paid by the Funds

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable, waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Administration Fee Paid	$754,748	$678,588	$759,720
Amount Reimbursed	—	$209,350	$206,179
Amount Waived	—	—	—
Corporate Income Fund
Administration Fee Paid	$675,315	$675,654	$870,923
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Administration Fee Paid	$615,027	$1,001,669	$2,430,055
Amount Reimbursed	—	$251,476	$476,664
Amount Waived	—	—	—
Energy and Natural Resources Fund
Administration Fee Paid	$723,263	$765,650	$941,122
Amount Reimbursed	—	$254,984	$263,577
Amount Waived	—	—	—
Intermediate Bond Fund
Administration Fee Paid	$3,164,565	$3,373,301	$3,620,050
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Administration Fee Paid	$16,020	$85,238	$334,900
Amount Reimbursed	—	$30,445	$66,921
Amount Waived	—	—	—
Select Large Cap Growth Fund
Administration Fee Paid	$2,127,779	$1,291,853	$1,216,720
Amount Reimbursed	—	$394,599	$333,294
Amount Waived	—	—	—
U.S. Treasury Index Fund
Administration Fee Paid	$1,122,055	$1,080,502	$551,345
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Value and Restructuring Fund
Administration Fee Paid	$9,398,359	$11,411,391	$13,588,716
Amount Reimbursed	—	$3,327,593	$3,424,080
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

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	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Administrator	Previous Administrator
High Yield Opportunity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Income Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended May 31, 2009*
Fund	Administrator	Previous Administrator
International Bond Fund
Administration Fee Paid	$680	$6,325	$1,862
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Administrator	Previous Administrator
High Yield Municipal Fund
Administration Fee Paid	$140,597	$637,176	$661,657	$815,422
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended July 31, 2010*		Fiscal Year Ended July 31, 2009*†	Fiscal Year Ended July 31, 2008*†
Fund	Administrator	Previous Administrator
Ultra Short Term Bond Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Ultra Short Term Bond Fund commenced operations as of November 23, 2009. All fees shown are the fees paid by the Predecessor Ultra Short Term Bond Fund, a series of Columbia Funds Institutional Trust.
†	All amounts were paid to or waived/reimbursed by the Previous Administrator.

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	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Administrator	Previous Administrator
Balanced Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Conservative High Yield Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Federal Securities Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Greater China Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Stock Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Oregon Intermediate Municipal Bond Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Growth Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Administration Fee Paid	$382,478	$810,252	$1,058,644	$1,175,452
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Technology Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

80

	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
Fund	Administrator	Previous Administrator
Contrarian Core Fund
Administration Fee Paid	$154,593	$184,969	$201,987	$260,528
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Dividend Income Fund
Administration Fee Paid	$646,899	$782,621	$836,788	$756,060
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Growth Fund
Administration Fee Paid	$252,993	$383,524	$555,279	$865,130
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Core Fund
Administration Fee Paid	$170,200	$224,996	$302,523	$625,431
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
[1]	Unaudited.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Administration Fee Paid	N/A	N/A	N/A
Amount Reimbursed	N/A	N/A	N/A
Amount Waived	N/A	N/A	N/A

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things,

81

assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (other than Ultra Short Term Bond Fund) pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (other than Ultra Short Term Bond Fund) also reimburses State Street for certain out-of-pocket expenses and charges. Ultra Short Term Bond Fund does not pay any separate fees for services rendered under the State Street Agreements; the fees for pricing and bookkeeping services incurred by Ultra Short Term Bond Fund are paid by the Adviser as part of the Unified Fee.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated. Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Prior to December 15, 2006, the Previous Adviser was responsible for providing pricing and bookkeeping services, to the Funds operating at the time, under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between the Previous Adviser and State Street, the Previous Adviser delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to the Previous Adviser and discussed below) were paid to State Street. The Funds also reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by the Previous Adviser in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid by the Funds

The Adviser and the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street and to the Adviser and the Previous Adviser, as applicable, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$149,216	$129,842	$82,648
Corporate Income Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$158,268	$156,839	$182,251
Emerging Markets Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$103,288	$117,814	$105,826

82

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Energy and Natural Resources Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$123,403	$116,154	$78,072
Intermediate Bond Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$189,677	$188,898	$189,435
Pacific/Asia Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$53,504	$57,548	$52,002
Select Large Cap Growth Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$140,511	$140,065	$77,132
U.S. Treasury Index Fund**
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
Value and Restructuring Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$143,767	$143,296	$78,208

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
High Yield Opportunity Fund
Amount Paid to Adviser	—	—	$114,926
Amount Paid to State Street	$113,154	$96,616	$8,212
Strategic Income Fund
Amount Paid to Adviser	—	—	$190,423
Amount Paid to State Street	$193,287	$181,682	$8,212

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009*
International Bond Fund
Amount Paid to Adviser	—	—
Amount Paid to State Street	$46,735	$26,617

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
High Yield Municipal Fund
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$192,931	$180,290	$191,877
Small Cap Value Fund I
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$146,364	$145,161	$143,111

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

83

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Ultra Short Term Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008*
Balanced Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$97,492	$80,304	$85,084
Conservative High Yield Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$13,082	$122,442	$149,954
Federal Securities Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$183,254	$212,818	$242,176
Greater China Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$86,509	$73,816	$98,409
International Stock Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$127,617	$122,775	$150,774
Oregon Intermediate Municipal Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$146,534	$128,479	$120,829
Mid Cap Growth Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,095	$145,117	$144,122
Small Cap Growth Fund I
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,808	$97,227	$87,811
Strategic Investor Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$147,864	$143,423	$149,889
Technology Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$84,839	$77,395	$100,737

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended September 30, 2010[1]	Fiscal Year ended September 30, 2009*	Fiscal Year ended September 30, 2008*
Contrarian Core Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$115,837	$83,251	$96,037
Dividend Income Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$141,503	$141,429	$144,517
Large Cap Growth Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$141,553	$141,538	$140,096
Small Cap Core Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$130,786	$104,080	$152,060

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
[1]	Unaudited.

84

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid to Adviser	—	$1,952	$24,798
Amount Paid to State Street	$61,643	$62,893	$56,215

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*
Real Estate Equity Fund
Amount Paid to Adviser	—	—	$4,673	$63,096
Amount Paid to State Street	$27,743	$74,509	$84,454	$84,836

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

85

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for their services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and Previous Distributor retained, for the three most recently completed fiscal years, except as otherwise indicated. The Distributor does not charge any fees or commissions to Ultra Short Term Bond Fund or its shareholders for the sale of shares of Ultra Short Term Bond Fund.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid
Class A shares	$87,653	$23,344	—
Amount Retained
Class A shares	$10,847	$3,032	—
Class C shares	$813	—	—
Corporate Income Fund
Amount Paid
Class A shares	$76,987	$42,265	$83,846
Amount Retained
Class A shares	$8,679	$4,859	$10,209
Class B shares	$6,890	$19,621	$26,159
Class C shares	$1,744	$1,809	$4,085
Emerging Markets Fund
Amount Paid
Class A shares	$71,380	$25,581	$15,743
Amount Retained
Class A shares	$11,618	$4,445	$5,464
Class C shares	$134	$356	$117
Energy and Natural Resources Fund
Amount Paid
Class A shares	$367,133	$226,149	$41,980
Amount Retained
Class A shares	$55,189	$37,467	$6,898
Class C shares	$4,646	$5,557	—
Intermediate Bond Fund
Amount Paid
Class A shares	$100,659	$75,693	$164,058
Amount Retained
Class A shares	$9,832	$9,783	$17,512
Class B shares	$20,653	$67,508	$126,025
Class C shares	$3,191	$13,915	$3,509
Pacific/Asia Fund
Amount Paid
Class A shares	$4,028	$1,037	—
Amount Retained
Class A shares	$576	$109	—
Class C shares	$28	—	—
Select Large Cap Growth Fund
Amount Paid
Class A shares	$72,757	$35,906	$17,771
Amount Retained
Class A shares	$11,067	$22,304	$2,508
Class C shares	$1,504	$1,487	—

86

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
U.S. Treasury Index Fund
Amount Paid
Class A shares	$83,413	$599,674	$32,972
Amount Retained
Class A shares	$9,858	$68,225	$4,014
Class B shares	$20,761	$19,230	$7,255
Class C shares	$45,774	$36,124	$2,579
Value and Restructuring Fund
Amount Paid
Class A shares	$323,994	$1,456,148	$475,597
Amount Retained
Class A shares	$54,926	$327,389	$81,037
Class C shares	$22,254	$53,825	$1,095

*	All amounts were paid to or retained by the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Distributor	Previous Distributor
High Yield Opportunity Fund
Amount Paid
Class A shares	$2,214	$102,312	$52,757	$81,858
Amount Retained
Class A shares	$12,953**		$6,397	$9,712
Class B shares	$12,197**		$37,832	$120,102
Class C shares	$1,882**		$2,372	$1,294
Strategic Income Fund
Amount Paid
Class A shares	$62,252	$1,393,488	$1,484,623	$1,500,658
Amount Retained
Class A shares	$212,105**		$174,597	$182,191
Class B shares	$112,534**		$254,576	$401,532
Class C shares	$ 55,451**		$38,358	$16,683

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*
Fund	Distributor	Previous Distributor
International Bond Fund
Amount Paid
Class A shares	$532	$7,025	$5
Amount Retained
Class A shares	$ 869**		$1
Class C shares	$ 4**		—

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

87

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Distributor	Previous Distributor
High Yield Municipal Fund
Amount Paid
Class A Shares	$14,851	$76,842	$62,416	$79,171
Amount Retained
Class A Shares	$10,473**		$7,933 (underwriting discount) $33 (CDSC)	$9,673 (underwriting discounts) $12,689 (CDSC)
Class B Shares	$8,610**		$16,011	$23,627
Class C Shares	$2,743**		$736	$4,765

Small Cap Value Fund I
Amount Paid
Class A shares	$26,259	$154,679	$253,305	$350,124
Amount Retained
Class A shares	$28,705**		$40,492 (underwriting discount) $519 (CDSC)	$54,614 (underwriting discounts) $1,051 (CDSC)
Class B shares	$36,729**		$69,591	$95,335
Class C shares	$5,331**		$7,107	$16,400

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

Fund	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
	Distributor	Previous Distributor
Balanced Fund
Amount Paid
Class A shares	$207,936	$337,368	$134,794	$51,909
Amount Retained
Class A shares	$81,893**		$19,807	$10,387 (underwriting discount)
Class B shares	$10,629**		$9,543	$8,501
Class C shares	$7,621**		$423	$94

Conservative High Yield Fund
Amount Paid
Class A shares	$14,949	$81,008	$122,766	$16,993
Amount Retained
Class A shares	$10,688**		$14,279	$1,974 (underwriting discount)
Class B shares	$11,673**		$40,997	$95,860
Class C shares	$6,984**		$2,360	$316

Federal Securities Fund
Amount Paid
Class A shares	$28,984	$61,324	$197,347	$107,767
Amount Retained
Class A shares	$10,608**		$29,618	$785 (CDSC)
Class B shares	$19,222**		$44,909	$50,442
Class C shares	$1,362**		$5,057	$2,593

88

Fund	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
	Distributor	Previous Distributor
Greater China Fund
Amount Paid
Class A shares	$56,938	$249,112	$320,610	$1,186,725
Amount Retained
Class A shares	$43,504**		$48,045	$195,427
Class B shares	$33,525**		$48,758	$90,822
Class C shares	$15,024**		$20,840	$85,348

International Stock Fund
Amount Paid
Class A shares	$12,009	$34,123	$35,273	$93,236
Amount Retained
Class A shares	$7,426**		$6,062	$15,454
Class B shares	$4,645**		$11,608	$28,570
Class C shares	$408**		$340	$1,477

Oregon Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$207,936	$32,775	$53,290	$9,275
Amount Retained
Class A shares	$27,614**		$5,749	$986 (underwriting discount)
Class B shares	$99**		$839	$2,802
Class C shares	$2,134**		$3,336	––

Mid Cap Growth Fund
Amount Paid
Class A shares	$19,121	$32,841	$51,601	$180,381
Class T shares	$156	$372	$917	$1,016
Amount Retained
Class A Retained	$7,346**		$7,987	$35,837
Class B Retained	$4,870**		$9,579	$12,057
Class C Retained	$1,021**		$1,459	$3,558
Class T Retained	$61**		—	$1

Small Cap Growth Fund I
Amount Paid
Class A shares	$27,242	$55,837	$101,052	$187,929
Amount Retained
Class A shares	$11,901**		$17,113	$30,175
Class B shares	$5,690**		$4,599	$1,789
Class C shares	$2,854**		$13,038	$1,464

Strategic Investor Fund
Amount Paid
Class A shares	$16,138	$42,407	$76,883	$209,325
Amount Retained
Class A shares	$8,700**		$12,250	$241,215
Class B shares	$29,424**		$70,039	$83,980
Class C shares	$2,257**		$2,303	$4,702

Technology Fund
Amount Paid
Class A shares	$24,387	$97,189	$103,563	$952,736
Amount Retained
Class A shares	$18,007**		$23,181	$157,920
Class B shares	$19,027**		$45,466	$31,235
Class C shares	$3,446**		$14,176	$38,840

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

89

Fund	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
	Distributor	Previous Distributor
Contrarian Core Fund
Amount Paid
Class A shares	$92,100	$227,532	$86,071	$36,936
Class T shares	$3,790	$11,024	$12,088	$28,049
Amount Retained
Class A shares	$47,600**		$12,921	$6,075 (underwriting discount) $11 (CDSC)
Class B shares	$3,157**		$4,070	$6,252
Class C shares	$4,090**		$442	$217
Class T shares	$1,978**		$1,659	$4,121 (underwriting discount) — (CDSC)

Dividend Income Fund
Amount Paid
Class A shares	$354,982	$681,001	$803,682	$286,403
Class T shares	$1,672	$4,541	$6,141	$8,615
Amount Retained
Class A shares	$164,846**		$125,322	$48,889 (underwriting discount) $347 (CDSC)
Class B shares	$24,617**		$39,378	$46,255
Class C shares	$19,053**		$5,857	$3,049
Class T shares	$690**		$930	$1,246 (underwriting discount)

Large Cap Growth Fund
Amount Paid
Class A shares	$16,945	$55,494	$74,526	$98,167
Class E shares	$126	$657
Class T shares	$8,964	$29,737	$41,614	$65,452
Amount Retained
Class A shares	$10,904**		$18,305	$15,920 (underwriting discount) $795 (CDSC)
Class B shares	$19,269**		$33,744	$88,380
Class C shares	$1,872**		$2,549	$3,369
Class E shares	$686**		$87	— (underwriting discount) $75 (CDSC)
Class F shares	N/A		N/A	N/A
Class T shares	$4,898**		$5,524	$8,731 (underwriting discount) $4,712 (CDSC)

Small Cap Core Fund
Amount Paid
Class A shares	$38,411	$86,700	$65,118	$8,298
Class T shares	$2,838	$7,735	$10,735	$17,011
Amount Retained
Class A shares	$2,131**		$9,774	$1,180 (underwriting discount) — (CDSC)

90

Fund	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
	Distributor	Previous Distributor
Class B shares	$1,251**		$20,617	$59,022
Class C shares	—		$100	$339
Class T shares	—		$1,442	$2,334 (underwriting discount) $451 (CDSC)

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.
[1]	Unaudited.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid
Class A shares	$81,306	$60,652	$36,337
Amount Retained
Class A shares	$10,073	$7,301 (underwriting discount)	$3,961 (underwriting discounts) (CDSC)
Class B shares	$5,835	$13,389	$29,439
Class C shares	$168	$467	$40

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Amount Paid
Class A shares	$19,596	$27,222	$33,423	$120,365
Amount Retained
Class A shares	$3,518	$5,864	$6,160	$19,151
Class B shares	$2,585	$6,730	$12,250	$36,895
Class C shares	$431	$1,207	$1,701	$1,814

*	All amounts were paid to or retained by the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management.

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As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

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Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise

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Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from

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regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under

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the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). Pursuant to the Administrative Services Agreement, the Administrator pays the Transfer Agency Fees of U.S. Treasury Index Fund on behalf of the Fund. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

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The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The financial statements for the fiscal years ended on or after August 31, 2010 contained in a Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal years ended on or after August 31, 2011.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is Prudential Tower, 800 Boylston St., Boston, Massachusetts 02199. K&L Gates LLP serves as co-counsel. Its address is 1601 K Street N.W., Washington, DC, 20006-1600.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class A shares, Class B shares, Class C shares, Class E shares, Class F shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, Class E shares, Class F shares or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the maximum annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.10%	0.25%	up to 0.35%[a,b]
Class B	0.75%	0.25%	1.00%[b]
Class C	0.75%	0.25%	1.00%[b,c]
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	none
Class R	0.50%	— [d]	0.50%
Class R4	none	0.25%[e]	0.25%[e]
Class R5	none	none	none
Class T	none	0.50%[f]	0.50%[f]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none
Ultra Short Term Bond Fund	none	none	none

[a]	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds.

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Columbia funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Balanced Fund, Conservative High Yield Fund, Contrarian Core Fund, Dividend Income Fund, Intermediate Bond Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Real Estate Equity Fund, Small Cap Core Fund, Small Cap Growth Fund I, Technology Fund	0.10%	0.25%	0.35%*
Bond Fund, Connecticut Tax-Exempt Fund, Corporate Income Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Federal Securities Fund, Greater China Fund, High Yield Opportunity Fund, International Bond Fund, International Stock Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, Small Cap Value Fund I, Strategic Income Fund, Strategic Investor Fund, U.S. Treasury Index Fund, Value and Restructuring Fund	—	0.25%	0.25%
High Yield Municipal Fund	—	0.20%	0.20%

*	The indicated Funds may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.
[b]

Service Fee for Class A shares, Class B shares and Class C shares of Connecticut Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of the Fund issued prior to December 1, 1994, and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.

[c]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Connecticut Tax-Exempt Fund) does not exceed the specified percentage annually: 0.45% for Connecticut Tax-Exempt Fund; 0.65% for Oregon Intermediate Municipal Bond Fund; 0.80% for High Yield Municipal Fund; 0.85% for Corporate Income Fund, Federal Securities Fund, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

[d]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[e]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[f]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plan permits the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

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The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by, as applicable, the Distributor and the Previous Distributor, for the most recently completed fiscal year, except as otherwise indicated. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class Y shares, Class Z shares and shares of Ultra Short Term Bond Fund do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Bond Fund
Distribution Fee	—	—	$13,110	N/A
Service Fee	$29,341	—	$4,370	N/A
Fees Waived by the Distributor	—	—	—	N/A

99

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Corporate Income Fund
Distribution Fee	—	$56,609	$84,028	N/A
Service Fee	$204,427	$18,855	$28,014	N/A
Fees Waived by the Distributor	—	—	$16,837	N/A
Emerging Markets Fund
Distribution Fee	—	N/A	$7,090	N/A
Service Fee	$10,730	N/A	$2,363	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Energy and Natural Resources Fund
Distribution Fee	—	N/A	$89,532	N/A
Service Fee	$95,419	N/A	$29,844	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Intermediate Bond Fund
Distribution Fee	$159,958	$266,146	$239,468	$8,902
Service Fee	$399,760	$88,709	$79,839	N/A
Fees Waived by the Distributor	$159,958	—	$47,893	N/A
Pacific/Asia Fund
Distribution Fee	—	N/A	$2,781	N/A
Service Fee	$1,579	N/A	$927	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Select Large Cap Growth Fund
Distribution Fee	—	N/A	$14,917	$618
Service Fee	$769,303	N/A	$4,972	—
Fees Waived by the Distributor	—	N/A	—	—
U.S. Treasury Index Fund
Distribution Fee	—	$56,393	$184,245	—
Service Fee	$148,960	$18,798	$61,427	—
Fees Waived by the Distributor	—	—	$36,843	—
Value and Restructuring Fund
Distribution Fee	—	N/A	$473,717	$258,974
Service Fee	$610,589	N/A	$157,906	—
Fees Waived by the Distributor	—	N/A	—	—

*	All amounts were paid or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended May 31, 2010

	Class A Shares		Class B Shares		Class C Shares		Class J Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Opportunity Fund
Distribution Fee	—	—	$10,429	$147,519	$8,223	$89,599	N/A	N/A
Service Fee	$41,009	$429,929	$3,469	$49,173	$2,714	$29,852	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	$1,645	$17,946	N/A	N/A

International Bond Fund
Distribution Fee	—	—	N/A	N/A	$64	$317	N/A	N/A
Service Fee	$213	$1,522	N/A	N/A	$195	$949	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	—	—	N/A	N/A

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	Class A Shares		Class B Shares		Class C Shares		Class J Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor

Strategic Income Fund
Distribution Fee	—	—	$59,732	$774,956	$126,549	$1,320,458	—	$28,560
Service Fee	$216,952	$2,300,745	$19,540	$255,683	$42,458	$435,805	—	$20,076
Fees Waived by the Distributor	—	—	—	—	$25,310	$262,023	—	—

*	On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended June 30, 2010

	Class A Shares		Class B Shares		Class C Shares
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Municipal Fund
Distribution Fee	—	—	$7,716	$46,609	$9,271	$44,660
Service Fee	$27,169	$112,152	$2,058	$12,428	$3,090	$14,887
Fees Waived by the Distributor	—	—	—	—	—	—

Small Cap Value Fund I
Distribution Fee	—	—	$32,481	$188,879	$68,350	$327,919
Service Fee	$266,253	$1,175,984	$10,827	$ 62,959	$22,783	$109,306
Fees Waived by the Distributor	—	—	—	—	—	—

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Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended August 31, 2010

	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Class T Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Balanced Fund
Distribution Fee	—	—	$17,743	$36,746	$60,965	$80,541	N/A	N/A	N/A	N/A
Service Fee	$48,934	$48,551	$5,914	$12,249	$20,477	$26,809	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Conservative High Yield Fund
Distribution Fee	—	—	$61,809	$140,071	$75,217	$153,170
Service Fee	$62,680	$134,306	$20,603	$46,690	$51,057	$25,072
Fees Waived by the Distributor	—	—	—	—	$15,043	$30,634

Federal Securities Fund
Distribution Fee	—	—	$35,101	$105,567	$22,748	$51,079
Service Fee	$408,575	$833,295	$11,695	$35,189	$9,517	$21,283
Fees Waived by the Distributor	—	—	—	—	$6,259	$12,313

Greater China Fund
Distribution Fee	—	—	$42,768	$95,073	$91,986	$203,295
Service Fee	$100,492	$223,401	$14,256	$31,691	$30,652	$67,765
Fees Waived by the Distributor	—	—	—	—	—	—

International Stock Fund
Distribution Fee	—	—	$10,391	$28,953	$25,142	$60,460
Service Fee	$105,534	$247,047	$3,453	$9,651	$8,380	$20,154
Fees Waived by the Distributor	—	—	—	—	—	—

Mid Cap Growth Fund
Distribution Fee	—	—	$15,838	$40,577	$26,090	$50,883	$8,167	$13,987	—	—
Service Fee	$55,624	$101,648	$5,279	$13,526	$8,697	$16,961	—	—	$20,814	$41,144
Fees Waived by the Distributor	—	—	—	—	—	—	—	—	—	—

Oregon Intermediate Municipal Bond Fund
Distribution Fee	—	—	$1,015	$2,578	$39,813	$66,192
Service Fee	$21,622	$30,591	$388	$859	$13,271	$22,064
Fees Waived by the Distributor	—	—	—	—	$18,579	$30,889

Small Cap Growth Fund I
Distribution Fee	—	—	$6,386	$14,230	$35,553	$61,671	N/A	N/A	N/A	N/A
Service Fee	$54,406	$102,137	$2,129	$4,743	$11,851	$20,557	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Strategic Investor Fund
Distribution Fee	—	—	$55,413	$127,463	$43,771	$99,781	N/A	N/A	N/A	N/A
Service Fee	$127,413	$277,644	$18,471	$42,488	$14,590	$33,260	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Technology Fund
Distribution Fee	—	—	$34,904	$16,922	$122,370	$56,140
Service Fee	$136,560	$64,606	$11,635	$5,641	$40,790	$18,713
Fees Waived by the Distributor	—	—	—	—	—	—

*	Paid pursuant to the Shareholder Services Plan for Class T shares.

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	Distribution and Service Fees Paid by the Funds Fiscal Year Ended September 30, 2010[1]
	Class A		Class B		Class C		Class E
	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Contrarian Core Fund
Distribution Fee	—	—	$12,447	$16,597	$52,471	$50,306	N/A	N/A
Service Fee	$101,403	$73,922	$4,149	$5,532	$17,491	$16,769	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Dividend Income Fund
Distribution Fee	—	—	$67,789	$116,211	$258,673	$273,873	N/A	N/A
Service Fee	$698,028	$841,030	$22,596	$38,937	$86,224	$91,291	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Large Cap Growth Fund
Distribution Fee	—	—	$48,749	$96,259	$49,753	$75,974	$5,236	$7,773
Service Fee	$152,724	$220,231	$16,250	$32,086	$16,584	$25,325	$13,091	$19,431
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Small Cap Core Fund
Distribution Fee	—	—	$48,715	$74,789	$59,153	$82,960	N/A	N/A
Service Fee	$114,439	$136,573	$16,239	$24,930	$19,718	$27,653	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

103

	Distribution and Service Fees Paid by the Funds Fiscal Year Ended September 30, 2010[1]
	Class F		Class I		Class R			Class T		Class W
	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor		Previous Distributor	Distributor	Previous Distributor	Distributor		Previous Distributor
Contrarian Core Fund
Distribution Fee	N/A	N/A	—	—	—	*	—	—	—	—		—
Service Fee	N/A	N/A	—	—	—		—	$138,737	$208,725	—	*	—
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Dividend Income Fund
Distribution Fee	N/A	N/A	N/A	N/A	$15,398		$3,629	—	—	N/A		N/A
Service Fee	N/A	N/A	N/A	N/A	—		—	$99,703	$139,493	N/A		N/A
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Large Cap Growth Fund
Distribution Fee	$1,292	$1,677	—	—	—	*	N/A	—	—	—		—
Service Fee	$431	$559	—	—	N/A		N/A	$176,948	$260,003	—	*	—
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Small Cap Core Fund
Distribution Fee	N/A	N/A	N/A	N/A	—		—	—	—	—		N/A
Service Fee	N/A	N/A	N/A	N/A	—		—	$91,458	$131,716	—		N/A
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—
[1]	Unaudited
*	Rounds to less than $1

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Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended October 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Connecticut Tax-Exempt Fund
Distribution Fee	—	$68,025	$89,850
Service Fee	$171,733	$21,786	$28,797
Fees Waived by the Distributor	—	—	$35,944

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended August 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$26,912	$26,164
Service Fee	$35,816	$8,971	$8,721
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Period Ended December 31, 2009*, 1

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$8,375	$9,509
Service Fee	$14,539	$2,791	$3,170
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.
[1]	Data for the fiscal period September 1, 2009 through December 31, 2009.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under the Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Codes of Ethics

The Funds, the Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

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Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser, or as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds, except as noted below. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, a subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Certain Funds may invest in shares of other funds in the Columbia Funds Complex (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will vote proxies of underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s (and subadviser’s) policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

106

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees the Trust and the Funds. The Trustees are responsible for overseeing the management and operations of the Trust. The Board consists of eleven Trustees who have varied experience and skills. Ten of the Trustees, including the Chairman of the Board, are Independent Trustees. The remaining Trustee, Mr. Michael A. Jones1, is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his service as president and director of the Adviser and the Distributor. With respect to Mr. Jones, the Trustees have concluded that having a senior officer of the Adviser serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Adviser, and to assist efforts to align the interests of the Adviser more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Trustees can be found in the section Trustee Biographical Information and Qualifications. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The committees include the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees. All of the members of each of the committees are Independent Trustees. The roles of each committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Adviser, including risk management services. In addition, each committee of the Board provides oversight of the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Adviser, with independent consultants hired by the Board, and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Standing Committees

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

[1]	The election of Mr. Jones to the Board will be effective as of January 1, 2011.

107

Messrs. Drake, Hacker, Mayer and Simpson are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Adviser.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of each Fund’s Chief Compliance Officer and reviewing her compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of each Fund and its service providers, and reviewing each Fund’s portfolio execution.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Family and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as the applicable IOC did for each Fund’s most recently completed fiscal year. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Family which they review. These asset categories may be reassigned among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value; Fixed Income – Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty; Fixed Income – High Yield, Multi-Sector and Municipal.

IOC #3: Mr. Piel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market; Fixed Income – Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty; Fixed Income – Core, Municipal and Short Duration.

108

The table below shows the number of times each committee met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee		Governance Committee		Advisory Fees & Expenses Committee		Compliance Committee		Investment Oversight Committee
For Funds with fiscal periods ending March 31	8		6		8		8		4
For Funds with fiscal periods ending May 31	8		7		8		9		4
For Funds with fiscal periods ending June 30	8		7		8		8		4
For Funds with fiscal periods ending July 31	8		7		9		8		4
For Funds with fiscal periods ending August 31	8		7		9		7		4
For Funds with fiscal periods ending September 30	8		7		9		7		4
For Funds with fiscal periods ending October 31	6		6		8		7		4
For Funds with fiscal periods ending December 31	3	[a]	2	[a]	4	[a]	4	[a]	1	[a]

[a]

In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31. The number of committee meetings in the table above reflects the period from September 1, 2009 through December 31, 2009. For the fiscal year ended August 31, 2009, the Audit Committee met six times, the Governance Committee met six times, the Advisory Fees & Expenses Committee met eight times, the Compliance Committee met six times and each IOC met four times.

Trustee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Rodman L. Drake – Mr. Drake has significant experience serving as a CEO on boards of directors for public companies, including investment companies. This experience includes holding such positions with the various boards as chairman, lead independent director, and chairman of the nominating, compensation and audit committees. Mr. Drake is Co-Founder of Baringo Capital LLC, and was previously the CEO of a hybrid REIT, president of a private equity firm and the CEO of a leading management consulting firm.

109

John D. Collins – Mr. Collins was a partner at KPMG LLP, where he worked for 37 years until his retirement in 1999. Mr. Collins has served on the board of directors for multiple companies. While with KPMG LLP, Mr. Collins was a senior audit partner. He also served on the International Auditing Procedures Committee.

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Janet Langford Kelly – Ms. Kelly is Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips Ms. Kelly held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Kelly has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

William E. Mayer – Mr. Mayer has significant executive and board experience with financial services and investment companies. Mr. Mayer, currently a partner at a private equity firm, also has significant executive experience and experience working in finance. Previously, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland and was President and CEO of The First Boston Corporation.

Charles R. Nelson – Dr. Nelson is an experienced investment company trustee, having served on the Board, and the boards of predecessor funds, since 1981. Professor of Economics at the University of Washington since 1976, he has written several books, authored numerous articles in economics and finance, and served on editorial boards of professional journals. He is a Fellow of the Econometric Society and his contributions were the subject of a conference at the Federal Reserve Bank of Atlanta in 2006. Additionally, he is an experienced consultant on economic and statistical matters.

John J. Neuhauser – Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He is currently the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Jonathan Piel – Mr. Piel has served since 1994 as a trustee of mutual funds advised successively by U.S. Trust, Charles Schwab and the Adviser. In addition to this significant oversight experience he was the Editor of Scientific American and a vice president of Scientific American, Inc. He is also a member of the board of several not-for-profit organizations.

Patrick J. Simpson – Mr. Simpson is a partner at the law firm Perkins Coie L.L.P. Mr. Simpson’s practice includes such relevant areas as corporate governance and securities compliance.

Anne-Lee Verville – Ms. Verville has significant executive experience. Prior to her retirement in 1997, she held various leadership and executive roles with IBM Corporation. Ms. Verville has previously served on the board of directors for a public company and non-profit organizations.

Michael A. Jones – Mr. Jones has significant executive and board experience with financial services and investment companies. He has served as director and as president of the Adviser and the Distributor since May 2010. From 2007 to April 2010, Mr. Jones served as the manager, chairman, chief executive officer and president of the Previous Adviser, and from 2006 to April 2010 as the chief executive officer, president and director of the Previous Distributor.

110

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Rodman L. Drake (Born 1943) Trustee and Chairman of the Board	1994	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010	64	Jackson Hewitt Tax Service Inc. (tax preparation services); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

John D. Collins (Born 1938) Trustee	2005	Retired. Consultant, KPMG LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG LLP (accounting and tax firm) from March 1962 to June 1999	64	Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	64	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing).

111

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	64	None

William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	64	DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); and BlackRock Kelso Capital Corporation (investment company)

112

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	64	None

John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; University Professor, Boston College from November 2005 to August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	64	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

113

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Jonathan Piel (Born 1938) Trustee	1994	Cable television producer and web site designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York	64	None

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	64	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired General Manager, Global Education Industry from 1994 to 1997; President – Application Systems Division from 1991 to 1994; Chief Financial Officer – US Marketing & Services from 1988 to 1991; and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	64	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

114

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Michael A. Jones (Born 1959) Trustee	2011	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.	64	None

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below. Mr. Jones as an Interested Trustee receives no compensation from the Fund.

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)
For Funds with fiscal year ending March 31
Bond Fund	$4,544	$3,582	$3,867	$3,600	$3,532	$3,820	$3,533	$3,305	$3,599	$3,154	$3,739
Amount deferred	$1,526	$1,590	$0	$0	$0	$0	$0	$0	$3,599	$0	$0
Corporate Income Fund	$4,205	$3,321	$3,586	$3,337	$3,277	$3,547	$3,276	$3,065	$3,337	$2,923	$3,469
Amount deferred	$1,416	$1,480	$0	$0	$0	$0	$0	$0	$3,337	$0	$0
Emerging Markets Fund	$3,100	$2,472	$2,678	$3,099	$2,453	$1,969	$2,446	$2,292	$2,355	$2,172	$2,601
Amount deferred	$2,060	$2,188	$0	$0	$0	$0	$0	$0	$2,355	$0	$0
Energy and Natural Resources Fund	$3,888	$3,086	$3,341	$1,920	$3,069	$2,671	$3,060	$2,868	$2,977	$2,691	$3,250
Amount deferred	$2,575	$2,738	$0	$0	$0	$0	$0	$0	$2,977	$0	$0
Intermediate Bond Fund	$13,357	$10,532	$11,358	$10,581	$10,361	$11,198	$10,374	$9,698	$10,555	$9,353	$10,967
Amount deferred	$4,491	$4,604	$0	$0	$0	$0	$0	$0	$10,555	$0	$0

115

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)
Pacific/Asia Fund	$1,588	$1,260	$1,363	$1,267	$1,247	$1,353	$1,244	$1,165	$1,306	$1,104	$1,320
Amount deferred	$1,060	$1,118	$0	$0	$0	$0	$0	$0	$1,306	$0	$0
Select Large Cap Growth Fund	$7,034	$5,587	$6,059	$5,625	$5,602	$6,079	$5,569	$5,226	$4,880	$4,870	$5,919
Amount deferred	$4,591	$4,937	$0	$0	$0	$0	$0	$0	$4,880	$0	$0
U.S. Treasury Index Fund	$3,628	$2,846	$3,067	$2,854	$2,780	$3,008	$2,789	$2,606	$2,836	$2,471	$2,947
Amount deferred	$1,204	$1,262	$0	$0	$0	$0	$0	$0	$2,836	$0	$0
Value and Restructuring Fund	$33,775	$26,803	$28,951	$26,950	$26,607	$28,828	$26,576	$24,874	$22,548	$23,966	$28,137
Amount deferred	$11,452	$11,817	$0	$0	$0	$0	$0	$0	$22,548	$0	$0

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$3,616	$2,742	$2,978	$2,763	$2,716	$2,945	$2,686	$2,524	$2,760	$1,652	$2,845
Amount deferred	$920	$1,437	$0	$0	$0	$0	$0	$0	$2,760	$0	$0
International Bond Fund	$1,694	$1,286	$1,399	$1,297	$1,016	$1,088	$1,038	$962	$1,037	$541	$1,076
Amount deferred	$429	$676	$0	$0	$0	$0	$0	$0	$1,037	$0	$0
Strategic Income Fund	$13,920	$10,524	$11,407	$10,585	$10,405	$11,283	$10,309	$9,680	$10,576	$6,427	$10,914
Amount deferred	$3,532	$5,457	$0	$0	$0	$0	$0	$0	$10,576	$0	$0

For Funds with fiscal year ending June 30
High Yield Municipal Fund	$4,982	$3,854	$4,247	$3,862	$3,813	$4,118	$3,778	$3,555	$3,834	$2,098	$3,967
Amount deferred.	$1,903	$2,066	$0	$0	$0	$0	$0	$0	$3,834	$0	$0
Small Cap Value Fund I	$7,259	$5,618	$6,198	$5,619	$5,604	$6,047	$5,539	$5,214	$5,618	$2,833	$5,818
Amount deferred	$1,497	$3,019	$0	$0	$0	$0	$0	$0	$5,618	$0	$0

For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	$4,549	$3,426	$3,749	$3,374	$3,394	$3,618	$3,399	$3,178	$3,334	$1,018	$3,480
Amount deferred	$654	$1,659	$0	$0	$0	$0	$0	$0	$3,334	$0	$0
For Funds with fiscal year ending August 31
Balanced Fund	$3,975	$2,999	$3,314	$2,993	$3,040	$2,802	$2,560	$2,403	$2,557	$1,014	$3,524
Amount deferred	$370	$1,464	$0	$0	$0	$0	$0	$0	$2,557	$0	$0
Conservative High Yield	$4,780	$3,628	$4,024	$3,645	$3,599	$3,896	$3,575	$3,348	$3,563	$1,241	$3,736
Amount deferred	$1,411	$1,811	$0	$0	$0	$0	$0	$0	$3,563	$0	$0
Federal Securities	$5,176	$3,915	$4,336	$3,938	$3,876	$4,205	$3,859	$3,610	$3,844	$1,416	$4,038
Amount deferred	$693	$1,922	$0	$0	$0	$0	$0	$0	$3,844	$0	$0
Greater China Fund	$2,856	$2,171	$2,408	$2,179	$2,155	$2,330	$2,138	$2,003	$2,131	$723	$2,234
Amount deferred	$366	$1,089	$0	$0	$0	$0	$0	$0	$2,131	$0	$0
International Stock Fund	$4,500	$3,420	$3,795	$3,439	$3,396	$3,675	$3,370	$3,157	$3,363	$1,170	$3,524
Amount deferred	$592	$1,717	$0	$0	$0	$0	$0	$0	$3,363	$0	$0
Mid Cap Growth Fund	$7,404	$5,624	$6,239	$5,647	$5,581	$6,036	$5,541	$5,190	$5,520	$1,875	$5,787
Amount deferred	$982	$2,814	$0	$0	$0	$0	$0	$0	$5,520	$0	$0
Oregon Intermediate Municipal Bond Fund	$4,091	$3,101	$3,438	$3,116	$3,074	$3,330	$3,056	$2,861	$3,044	$1,073	$3,194
Amount deferred	$533	$1,538	$0	$0	$0	$0	$0	$0	$3,044	$0	$0
Small Cap Growth Fund I	$4,817	$3,671	$4,077	$3,679	$3,649	$3,937	$3,617	$3,391	$3,598	$1,117	$3,768
Amount deferred	$602	$1,862	$0	$0	$0	$0	$0	$0	$3,598	$0	$0
Strategic Investor Fund	$5,856	$4,446	$4,931	$4,467	$4,411	$4,774	$4,381	$4,103	$4,366	$1,518	$4,578
Amount deferred	$762	$2,220	$0	$0	$0	$0	$0	$0	$4,366	$0	$0
Technology Fund	$6,171	$2,333	$5,108	$4,598	$4,571	$4,920	$4,550	$4,248	$4,510	$1,152	$4,724
Amount deferred	$395	$1,165	$0	$0	$0	$0	$0	$0	$4,510	$0	$0
For Funds with fiscal year ending September 30
Contrarian Core Fund	$3,804	$2,898	$3,213	$2,892	$2,878	$3,090	$2,860	$2,681	$2,822	$911	$2,959
Amount deferred	$477	$1,465	$0	$0	$0	$0	$0	$0	$2,822	$0	$0
Dividend Income Fund	$11,002	$8,391	$9,311	$8,380	$8,344	$8,956	$8,285	$7,770	$8,174	$2,604	$8,568
Amount deferred	$1,372	$4,265	$0	$0	$0	$0	$0	$0	$8,174	$0	$0
Large Cap Growth Fund	$8,540	$6,503	$7,204	$6,493	$6,452	$6,937	$6,407	$6,006	$6,349	$2,192	$6,655
Amount deferred	$1,144	$3,289	$0	$0	$0	$0	$0	$0	$6,349	$0	$0
Small Cap Core Fund	$4,523	$3,445	$3,818	$3,440	$3,420	$3,675	$3,397	$3,185	$3,360	$1,135	$3,522
Amount deferred	$592	$1,743	$0	$0	$0	$0	$0	$0	$3,360	$0	$0

116

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)

For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$2,138	$1,634	$1,799	$1,621	$1,610	$1,732	$1,600	$1,499	$1,584	$264	$1,662
Amount deferred	$169	$823	$0	$0	$0	$0	$0	$0	$1,584	$0	$0

For the Fund with fiscal period ended December 31, 2009 and fiscal year ended August 31, 2009, respectively
Real Estate Equity Fund	$2,325	$2,283	$2,175	$2,123	$2,190	$2,178	$1,995	$2,071	$2,411	$1,975	$1,882
Amount deferred	$1,108	$1,071	$0	$0	$0	$0	$0	$0	$2,411	$0	$0
Real Estate Equity Fund	$2,108	$1,822	$1,998	$1,950	$707	$2,086	$1,938	$1,821	$1,952	$2,057	$2,021
Amount deferred	$397	$412	$0	$0	$0	$0	$0	$0	$707	$0	$0

[1]

During the calendar year December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507.

[2]

During the calendar year December 31, 2009, Mr. Collins deferred $116,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Collins’ account under that plan was $205,097.

[3]

During the calendar year ended December 31, 2009, Mr. Simpson deferred $236,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Simpson’s account under that plan was $1,051,968.

[4]	At December 31, 2009, the value of Mr. Theobald’s account under the deferred compensation plan was $600,183. Mr. Theobald served as a Trustee of the Trust until February 2010.
[5]	At December 31, 2009, the value of Ms. Verville’s account under the deferred compensation plan was $679,903.

Aggregate Compensation from Fund

Interested Trustee
Fund	Michael A. Jones
For Funds with fiscal year ending March 31
Bond Fund	$0
Amount deferred	$0
Corporate Income Fund	$0
Amount deferred	$0
Emerging Markets Fund	$0
Amount deferred	$0
Energy and Natural Resources Fund	$0
Amount deferred	$0
Intermediate Bond Fund	$0
Amount deferred	$0
Pacific/Asia Fund	$0
Amount deferred	$0
Select Large Cap Growth Fund	$0
Amount deferred	$0
U.S. Treasury Index Fund	$0
Amount deferred	$0
Value and Restructuring Fund	$0
Amount deferred	$0
For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$0
Amount deferred	$0
International Bond Fund	$0
Amount deferred	$0
Strategic Income Fund	$0
Amount deferred	$0

117

Interested Trustee
Fund	Michael A. Jones
For Funds with fiscal year ending June 30
High Yield Municipal Fund	$0
Amount deferred	$0
Small Cap Value Fund I	$0
Amount deferred	$0
For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	$0
Amount Deferred	$0
For Funds with fiscal year ending August 31
Balanced Fund	$0
Amount deferred	$0
Mid Cap Growth Fund	$0
Amount deferred	$0
Small Cap Growth Fund I	$0
Amount deferred	$0
Strategic Investor Fund	$0
Amount deferred	$0
For Funds with fiscal year ending September 30
Contrarian Core Fund	$0
Amount deferred	$0
Dividend Income Fund	$0
Amount deferred	$0
Large Cap Growth Fund	$0
Amount deferred	$0
Small Cap Core Fund	$0
Amount deferred	$0
For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$0
Amount deferred	$0
For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$0
Amount deferred	$0
Real Estate Equity Fund	$0
Amount deferred	$0

Independent Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
Rodman L. Drake	$275,955
John D. Collins	$226,990
Douglas A. Hacker	$251,005
Janet Langford Kelly	$234,000
William E. Mayer	$233,500
Charles R. Nelson	$249,500

118

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
John J. Neuhauser	$233,500
Jonathan Piel	$218,500
Patrick J. Simpson	$236,000
Thomas C. Theobald[b]	$248,550
Anne-Lee Verville	$244,000

[a]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[b]	Mr. Theobald served as a Trustee of the Trust until February 2010.

Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009[a]
Michael A. Jones	$0

[a]	Mr. Jones receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Beneficial Equity Ownership

The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustee, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John D. Collins		Rodman L. Drake		Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson
Balanced Fund	A		A		A	A	A	A
Bond Fund	A		A		A	A	A	A
Connecticut Tax-Exempt Fund	A		A		A	A	A	A
Conservative High Yield Fund	A		A		A	A	A	A
Contrarian Core Fund	A		A		A	A	A	A
Corporate Income Fund	A		A		A	A	A	E
Dividend Income Fund	A		A		A	A	A	A
Emerging Markets Fund	C		C	[1]	E	A	A	A
Energy and Natural Resources Fund	A		A		A	A	A	A
Federal Securities Fund	A		A		A	A	A	A
Greater China Fund	A		A		E	A	A	A
High Yield Municipal Fund	A		A		A	A	A	A
High Yield Opportunity Fund	A		A		E	A	A	D
Intermediate Bond Fund	A		A		A	A	A	E
International Bond Fund	A		A		A	A	A	A
International Stock Fund	A		A		A	A	A	A
Large Cap Growth Fund	A		A		A	A	A	D
Mid Cap Growth Fund	A		A		A	E	A	E
Oregon Intermediate Municipal Bond Fund	A		A		A	A	A	A
Pacific/Asia Fund	C		A		A	A	A	A
Real Estate Equity Fund	A		A		A	A	A	A
Select Large Cap Growth Fund	C		D	[1]	A	A	A	A
Small Cap Core Fund	A		A		A	A	A	A
Small Cap Growth Fund I	A		A		A	A	A	A
Small Cap Value Fund I	A		A		A	A	A	A
Strategic Income Fund	E		D	[1]	E	E	A	E
Strategic Investor Fund	A		A		A	C	A	A
Technology Fund	A		A		A	A	A	A
Ultra Short Term Bond Fund	A		A		A	A	A	A
U.S. Treasury Index Fund	A		A		A	A	A	A
Value and Restructuring Fund	C	[1]	C	[1]	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	[1]	E	[1]	E	E	A	E

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson	Anne–Lee Verville
Balanced Fund	A	A	C	A
Bond Fund	A	A	A	A
Connecticut Tax-Exempt Fund	A	A	A	A
Conservative High Yield Fund	A	A	A	A
Contrarian Core Fund	A	A	A	A
Corporate Income Fund	A	A	A	A
Dividend Income Fund	A	A	A	A
Emerging Markets Fund	A	A	A	A
Energy and Natural Resources Fund	A	A	A	A
Federal Securities Fund	A	A	A	A
Greater China Fund	A	A	A	A
High Yield Municipal Fund	A	A	A	A
High Yield Opportunity Fund	A	A	A	A

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Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson		Anne–Lee Verville
Intermediate Bond Fund	A	A	A		A
International Bond Fund	A	A	A		A
International Stock Fund	A	A	A		A
Large Cap Growth Fund	A	A	D		A
Mid Cap Growth Fund	A	A	C		A
Oregon Intermediate Municipal Bond Fund	A	A	A		A
Pacific/Asia Fund	A	A	A		A
Real Estate Equity Fund	A	A	C		A
Select Large Cap Growth Fund	A	A	A		A
Small Cap Core Fund	A	A	A		A
Small Cap Growth Fund I	A	A	A		A
Small Cap Value Fund I	D	A	A		A
Strategic Income Fund	E	A	E		E	[1]
Strategic Investor Fund	A	A	A		A
Technology Fund	A	A	A		A
Ultra Short Term Bond Fund	A	A	A		A
U.S. Treasury Index Fund	A	A	A		A
Value and Restructuring Fund	A	A	A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	A	E	[1]	E	[1]

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Michael A. Jones
Balanced Fund	A
Bond Fund	A
Connecticut Tax-Exempt Fund	A
Conservative High Yield Fund	A
Contrarian Core Fund	A
Corporate Income Fund	A
Dividend Income Fund	A
Emerging Markets Fund	A
Energy and Natural Resources Fund	A
Federal Securities Fund	A
Greater China Fund	A
High Yield Municipal Fund	A
High Yield Opportunity Fund	A
Intermediate Bond Fund	A
International Bond Fund	A
International Stock Fund	A
Large Cap Growth Fund	A
Mid Cap Growth Fund	A
Oregon Intermediate Municipal Bond Fund	A
Pacific/Asia Fund	A
Real Estate Equity Fund	A
Select Large Cap Growth Fund	A
Small Cap Core Fund	A
Small Cap Growth Fund I	A
Small Cap Value Fund I	A
Strategic Income Fund	A
Strategic Investor Fund	A
Technology Fund	A
Ultra Short Term Bond Fund	A
U.S. Treasury Index Fund	A
Value and Restructuring Fund
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	C

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Ownership of Funds by Trustees and Officers

As of November 30, 2010, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:

Fund	Class	Percent of Class Beneficially Owned
Greater China Fund	Class Z	1.3%

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and

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Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

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Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959)	Senior Vice President, Trustee	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	Treasurer since 2009 and Chief Accounting Officer since 2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

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Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Stephen T. Welsh (Born 1957)	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the

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placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in

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question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years, except as otherwise indicated. In certain instances, the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years, except as otherwise indicated. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Bond Fund	—	$7,631	$1,313
Corporate Income Fund	$16,910	$40,205	$41,873
Emerging Markets Fund	$1,613,790	$1,857,556	$409,305
Energy and Natural Resources Fund	$4,604,246	$4,051,236	$1,575,505
Intermediate Bond Fund	$72,932	$160,852	$251,534
Pacific/Asia Fund	$121,276	$249,437	$144,244
Select Large Cap Growth Fund	$1,269,007	$1,221,132	$399,105
U.S. Treasury Index Fund	—	—	—
Value and Restructuring Fund	$2,433,201	$4,287,837	$2,688,134

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Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009	Fiscal Year Ended May 31, 2008
High Yield Opportunity Fund	—	—	—
Strategic Income Fund	—	—	—

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009
International Bond Fund	$7,557	—

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2008
High Yield Municipal Fund	—	$7,745	$38,343
Small Cap Value Fund I	$1,771,335	$1,761,043	$1,768,277

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Ultra Short Term Bond Fund	—	—	—

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
Balanced Fund	$1,940	$358,996	$367
Conservative High Yield Fund	—	—	—
Federal Securities Fund	$5,708	$23,741	$69,377
Greater China Fund	$495,486	$505,856	$299,019
International Stock Fund	$1,490,457	$2,348,011	$2,931,603
Mid Cap Growth Fund	$3,436,137	$4,070,265	$4,499,159
Oregon Intermediate Municipal Bond Fund	—	$358,996	$367
Small Cap Growth Fund I	$4,948,857	$2,979,089	$1,860,445
Strategic Investor Fund	$1,505,109	$2,168,357	$2,202,923
Technology Fund	$1,507,722	$1,797,853	$2,437,309

Fund	Fiscal Year Ended September 30, 2010*	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008
Contrarian Core Fund	$961,464	$1,108,739	$837,955
Dividend Income Fund	$943,668	$1,224,272	$300,918
Large Cap Growth Fund	$2,815,647	$3,113,714	$3,752,464
Small Cap Core Fund	$710,492	$401,075	$783,011

*	Unaudited.

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Connecticut Tax-Exempt Fund	$215	$2,063.75	$5,041

Fund	Fiscal Period Ended December 31, 2009	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
Real Estate Equity Fund	$205,056	$770,227	$575,797	$1,245,494

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

The Funds paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

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Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended March 31, 2010
Bond Fund	—	—
Corporate Income Fund	—	—
Emerging Markets Fund	$40,833,479	$96,869
Energy and Natural Resources Fund	$1,577,703,004	$1,174,934
Intermediate Bond Fund	—	—
Pacific/Asia Fund	$6,528,634	$16,526
Select Large Cap Growth Fund	$215,687,831	$123,292
U.S. Treasury Index Fund	—	—
Value and Restructuring Fund	$94,434,776	$109,144

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	—	—
Strategic Income Fund	—	—
International Bond Fund	—	—

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	—	—
Small Cap Value Fund I	$243,711,788	$379,141

For Funds with fiscal year ended July 31, 2010
Ultra Short Term Bond Fund	—	—

For Funds with fiscal year ended August 31, 2010
Balanced Fund	—	—
Conservative High Yield Fund	—	—
Federal Securities Fund	—	—
Greater China Fund	$13,981,832	$23,000
International Stock Fund	$111,877	$58,992,895
Mid Cap Growth Fund	$883,671,820	$882,670
Oregon Intermediate Municipal Bond Fund	—	—
Small Cap Growth Fund I	$552,521,922	$755,567
Strategic Investor Fund	$352,498,218	$387,370
Technology Fund	$333,395	$307,743,581

For Funds with fiscal year ended September 30, 2010[1]
Contrarian Core Fund	$571,205,186	$457,978
Dividend Income Fund	$548,899,216	$419,763
Large Cap Growth Fund	$801,177,108	$610,387
Small Cap Core Fund	$110,901,505	$152,705

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	—	—

For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$548,639,648	$128,657
Real Estate Equity Fund	$176,752,302	$10,022

[1]	Unaudited

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Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker/Dealers

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended March 31, 2010
Bond Fund	Morgan Stanley & Co., Inc	$24,282,998
	Barclays Capital	$847,993
	CS First Boston Corp.	$3,211,139
	Deutsche Bank AG	$819,793
	JPMorgan Chase & Co.	$8,744,405
	UBS Warburg LLC	$9,489,194
	Goldman Sachs & Co.	$3,182,799

Corporate Income Fund	Barclays Capital	$3,407,339
	Citigroup, Inc.	$10,063,708
	CS First Boston Corp.	$626,052
	JPMorgan Chase & Co.	$12,494,578

Emerging Markets Fund	None	$0

Energy and Natural Resources Fund	None	$0

Intermediate Bond Fund	Barclays Capital	$2,552,425
	Citigroup, Inc.	$41,593,132
	CS First Boston Corp.	$33,863,433
	Goldman Sachs & Co.	$21,911,658
	JPMorgan Chase & Co.	$72,066,818
	Morgan Stanley & Co., Inc.	$39,657,747

Pacific/Asia Fund	None	$0

Select Large Cap Growth Fund	None	$0

U.S. Treasury Index Fund	None	$0

Value and Restructuring Fund	JPMorgan Chase & Co.	$127,537,500
	Morgan Stanley & Co., Inc.	$106,908,500
	Goldman Sachs & Co.	$141,622,900
	Citigroup, Inc	$22,547,800

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	None	$0

International Bond Fund	None	$0

Strategic Income Fund	Citigroup, Inc	$21,350,102
	JPMorgan Chase & Co.	$12,268,572
	Barclays Capital	$3,127,149
	Deutsche Bank AG	$12,787,838
	Goldman Sachs & Co.	$9,796,852
	Morgan Stanley & Co., Inc.	$8,795,329

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	None	$0

Small Cap Value Fund I	Piper Jaffray Companies, Inc.	$6,315,184
For Funds with fiscal year ended July 31, 2010
Ultra Short Term Bond Fund	Royal Bank of Canada	$3,069,456
	Deutsche Bank AG	$13,476,135

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Fund	Broker/Dealer	Dollar Amount of Securities Held
	Barclays Capital	$15,148,530
	CS First Boston Corp.	$20,404,422
	Goldman Sachs & Co.	$5,914,488
	JPMorgan Chase & Co.	$39,144,826
	Morgan Stanley & Co., Inc.	$53,169,723
	State Street Corp.	$2,675,999
	Wells Fargo & Co.	$5,001,426

For Funds with fiscal year ended August 31, 2010
Balanced Fund	Goldman Sachs & Co.	$4,701,785
	State Street Corp.	$2,838,147
	JPMorgan Chase & Co.	$10,066,956
	Citigroup, Inc.	$4,637,033
	Deutsche Bank AG	$539,763
	Barclays Capital	$561,638
	CS First Boston Corp.	$2,340,563
	Morgan Stanley & Co., Inc.	$2,559,873
	UBS Warburg LLC	$1,720,960
Conservative High Yield Fund	None	$0
Federal Securities Fund	Citigroup, Inc.	$13,297,464
	CS First Boston Corp.	$7,107,406
	Morgan Stanley & Co., Inc.	$20,393,503
	UBS Warburg LLC	$1,712,763
Greater China Fund	None	$0
International Stock Fund	CS First Boston Corp.	$2,812,356
	Deutsche Bank AG	$3,056,448

Mid Cap Growth Fund	None	$0

Oregon Intermediate Municipal Bond Fund	None	$0

Small Cap Growth Fund I	None	$0

Strategic Investor Fund	Morgan Stanley & Co., Inc.	$7,979,314
	JPMorgan Chase & Co.	$14,732,745

Technology Fund	None	$0

For Funds with fiscal year ended September 30, 2009
Contrarian Core Fund	Citigroup, Inc	$9,425,910
	JPMorgan Chase & Co.	$14,899,532
	State Street Corp.	$8,733,354
	Goldman Sachs & Co.	$16,192,960

Dividend Income Fund	JPMorgan Chase & Co.	$45,227,160
	Morgan Stanley & Co., Inc.	$14,808,000

Large Cap Growth Fund	Morgan Stanley & Co., Inc.	$10,812,308

Small Cap Core Fund	None	$0

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	None	$0

For the Fund with fiscal period ended December 31, 2009
Real Estate Equity Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These

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services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/

or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management
•	Ameriprise Financial Services, Inc.*
•	Ameriprise Advisors Services, Inc.*
•	Ascensus, Inc.
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Boston Financial Data Services, Inc.
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	City National Bank
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., L.P.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	Fidelity Brokerage Services, LLC
•	First National Bank of Omaha
•	Genworth Life and Annuity Insurance Company
•	Genworth Life Insurance Company of New York
•	GPC Securities, Inc.
•	The Guardian Insurance & Annuity Company, Inc.
•	GWFS Equities, Inc.
•	Hartford Securities Distribution Company Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC

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•	Kaufman and Goble Associates
•	Lincoln Retirement Services Co. LLC
•	LPL Financial Services, Inc.
•	Marshall & Ilsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Morgan Stanley & Co., Incorporated
•	Morgan Stanley Smith Barney LLC
•	MSCS Financial Services, LLC
•	Nationwide Investment Services, Inc.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Pension Specialists
•	Plan Administrators Inc
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company
•	Standard Insurance Company
•	Standard Retirement Services, Inc.
•	The Retirement Plan Company
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	T. Rowe Price Retirement Plan Services
•	T. Rowe Price Investment Services, Inc.
•	The Vanguard Group, Inc.
•	UMB Bank
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services Company
•	Vertical Management Systems Inc
•	Wachovia Bank, N.A.
•	Wachovia Securities, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make

134

investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Bank of America, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Fidelity Brokerage Services, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	JP Morgan Chase Bank
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	Morgan Stanley Smith Barney, LLC
•	National Financial Services LLC
•	Oppenheimer & Co Inc.
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.

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•	RBC Capital Markets Inc.
•	Securities America
•	UBS Financial Services Inc.
•	UVEST Financial Services Group, Inc.
•	Vanguard Brokerage Services
•	Wachovia Securities LLC
•	Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class Ba Shares		Class C Shares	Class I Shares	Class R Shares	Class R4 Shares		Class R5 Shares		Class T Shares		Class W Shares	Class Y Shares	Class Z Shares	Other
Balanced Fund	✓	✓		✓		✓	✓	[c]	✓	[c]					✓
Bond Fund	✓	✓	[c]	✓	✓						✓	[c]	✓	✓	✓
Connecticut Tax-Exempt Fund	✓	✓		✓											✓
Conservative High Yield Fund	✓	✓		✓										✓	✓
Contrarian Core Fund	✓	✓		✓	✓	✓	✓	[c]			✓		✓		✓
Corporate Income Fund	✓	✓		✓	✓								✓		✓
Dividend Income Fund	✓	✓		✓	✓	✓					✓		✓		✓
Emerging Markets Fund	✓			✓	✓	✓							✓		✓
Energy and Natural Resources Fund	✓	✓	[c]	✓	✓	✓	✓	[c]							✓
Federal Securities Fund	✓	✓		✓											✓
Greater China Fund	✓	✓		✓											✓
High Yield Municipal Fund	✓	✓		✓											✓
High Yield Opportunity Fund	✓	✓		✓											✓
Intermediate Bond Fund	✓	✓		✓	✓	✓							✓		✓
International Bond Fund	✓			✓	✓										✓
International Stock Fund	✓	✓		✓										✓	✓
Large Cap Growth Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]	✓		✓	✓	✓	✓	[b]
Mid Cap Growth Fund	✓	✓		✓	✓	✓			✓	[c]	✓		✓	✓	✓
Oregon Intermediate Municipal Bond Fund	✓	✓		✓											✓
Pacific/Asia Fund	✓			✓	✓										✓
Real Estate Equity Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]			✓		✓
Select Large Cap Growth Fund	✓			✓	✓	✓							✓		✓
Small Cap Core Fund	✓	✓		✓	✓						✓		✓		✓
Small Cap Growth Fund I	✓	✓		✓	✓	✓								✓	✓
Small Cap Value Fund I	✓	✓		✓	✓	✓								✓	✓
Strategic Income Fund	✓	✓		✓		✓	✓	[c]	✓	[c]			✓		✓
Strategic Investor Fund	✓	✓		✓	✓	✓							✓	✓	✓
Technology Fund	✓	✓		✓											✓
Ultra Short Term Bond Fund																✓	[d]
U.S. Treasury Index Fund	✓	✓		✓	✓										✓
Value and Restructuring Fund	✓			✓	✓	✓							✓		✓

[a]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Funds by the Funds’ existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund for Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

[b]	The Columbia Large Cap Growth Fund also offers Class E shares and Class F shares. See the prospectuses for Class E shares and Class F shares for details.
[c]	Classes have not yet commenced operations as of the date of this SAI.
[d]	Ultra Short Term Bond Fund offers only a single class of shares.

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Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

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Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f–1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged. Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

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•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

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Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

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Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

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In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

Although there are means by which the Fund can “cure” failures to meet the income and diversification tests described above, including, in some cases, by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets, if, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

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Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and

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interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above,

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then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

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Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company, or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in

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determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s

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taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written notice, generally an IRS Form 1099, mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

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Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in a written statement, generally an IRS Form 1099, if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”).

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier. Each Tax-Exempt Fund will notify its shareholders in a written statement, generally an IRS Form 1099, of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. In general, if an amount of the Tax-Exempt Fund’s distribution reported as an exempt-interest dividend exceeds the Tax-Exempt Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back to the allocable amount of its net-exempt income. In such a case, each Tax-Exempt Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess amount as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. For taxable years beginning after December 22, 2010, the excess amount will generally be treated as entirely a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

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Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a “Fund of Funds”) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, “underlying funds”). Consequently, their distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that have generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of

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Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund of Funds on the sale of shares of an underlying fund to be deferred (or, in some cases, permanently disallowed). This may occur if the underlying fund is a closed-end fund and the Fund of Funds and that underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund of Funds and an underlying fund will be part of the same controlled group if the Fund of Funds owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

For taxable years beginning after December 22, 2010, a “qualifying fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year) will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds. For further considerations pertaining to exempt-interest dividends, see “Special Tax Considerations Pertaining to Tax-Exempt Funds,” above. Further, for taxable years beginning after December 22, 2010, a qualifying fund of funds will be able to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not make the election for such year. For further considerations pertaining to foreign taxes paid by a Fund, see “Foreign Taxes” above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.

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For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For

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eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written notice, generally an IRS Form 1099, mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2012, “short term capital gain dividends” (defined below), are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons

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generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. Short-term capital gain dividends are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written notice, generally an IRS Form 1099, mailed by the Fund to its shareholders.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be. Even if permitted to do so, each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends. Further, the exemptions from withholding for interest-related dividends and short-term capital gain dividends expired for the period from December 31, 2009 to December 17, 2010. All Funds were required to withhold with respect to such distributions made during that period, but for the enactment of legislation retroactively reinstating the exemptions. Federal tax legislation provides that the Funds are not liable to shareholders for any withholding performed by a fund with respect to distributions made during that period.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be.

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In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be. Unless and until such legislation is enacted, beginning on January 1, 2012, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which

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the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2010 (or as of October 31, 2010 for CMG Ultra Short Term Bond Fund), the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	231,713.9370	13.88%

Columbia Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,858.1120	7.72%

Columbia Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	16,991.9580	6.48%

Columbia Bond Fund Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2323	13,245.4760	5.05%

Columbia Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.0300	100.00%

Columbia Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.2970	100.00%

Columbia Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,792,527.4810	99.93%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	44,395,590.7660	61.41%

Columbia Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,737,302.7060	6.55%

Columbia Corporate Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	620,044.1290	7.11%

Columbia Corporate Income Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	641,588.8450	7.36%

Columbia Corporate Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,497.3820	22.27%

Columbia Corporate Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	234,458.5820	20.29%

Columbia Corporate Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1810	100.00%

Columbia Corporate Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1750	100.00%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Corporate Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	59.54%

Columbia Corporate Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,023,009.6700	13.16%

Columbia Emerging Markets Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	147,904.2740	22.96%

Columbia Emerging Markets Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	43,259.0470	27.49%

Columbia Emerging Markets Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	10,035.0910	6.38%

Columbia Emerging Markets Fund Class C	NFS LLC FEBO FMT CO CUST R/O IRA FBO ERIC K LIEW 3419 CROSS CREEK CIR WOOSTER OH 44691-1863	8,216.2920	5.22%

Columbia Emerging Markets Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.4930	100.00%

Columbia Emerging Markets Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Emerging Markets Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

Columbia Emerging Markets Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.9010	31.06%

Columbia Emerging Markets Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	27.20%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,144,861.4930	6.56%

Columbia Emerging Markets Fund Class Z	NFS LLC FEBO SMALL GRAT LLC 35 EAGLE DR SHARON MA 02067-2907	2,112,423.0010	6.46%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,015,460.5900	6.17%

Columbia Energy & Natural Resources Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	214,418.7330	8.63%

Columbia Energy & Natural Resources Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	159,151.2010	6.41%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Energy & Natural Resources Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	138,725.2940	15.93%

Columbia Energy & Natural Resources Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	132.8370	100.00%

Columbia Energy & Natural Resources Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	133.2620	100.00%

Columbia Energy & Natural Resources Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,155,878.0700	19.19%

Columbia Energy & Natural Resources Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,140,791.7260	19.14%

Columbia Energy & Natural Resources Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,048,545.0140	6.39%

Columbia Energy & Natural Resources Fund Class Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA NE 68103-2226	1,649,852.0080	5.14%

Columbia Energy & Natural Resources Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	1,635,431.9370	5.10%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	3,523,035.6830	18.82%

Columbia Intermediate Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	654,794.7180	29.59%

Columbia Intermediate Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	839,859.8690	23.36%

Columbia Intermediate Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	456,912.3270	12.71%

Columbia Intermediate Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	187,152.6570	5.21%

Columbia Intermediate Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5510	100.00%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	42,853.8020	18.90%

Columbia Intermediate Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	37,728.4780	16.64%

Columbia Intermediate Bond Fund Class R	MG TRUST COMPANY CUST, FBO GREGORY PHILLIES, MD, PC 700 17TH ST STE 300 DENVER CO 80202-3531	18,019.8790	7.95%

167

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO THOMAS J KING JR D D S PC P P.O. BOX 10758 FARGO ND 58106-0758	14,940.0210	6.59%

Columbia Intermediate Bond Fund Class R	RAYMOND JAMES & ASSOC INC FBO THOMAS C DAVIS & STEVEN J DAVIS TTEE SB DAVIS COMPANY PSP 2695 ELMRIDGE DR NW GRAND RAPIDS MI 49534-1302	14,292.6100	6.31%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO AUBURN MANUFACTORING INC RETIREMENT P.O. BOX 10758 FARGO ND 58106-0758	14,250.9170	6.29%

Columbia Intermediate Bond Fund Class R	MG TRUST CO CUST FBO ALERT AMBULANCE SERVICE INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	13,146.7720	5.80%

Columbia Intermediate Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5410	100.00%

Columbia Intermediate Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	50.20%

Columbia Intermediate Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,809,519.3880	6.83%

Columbia Intermediate Bond Fund Class Z	CITIGROUP GLOBAL MARKETS, INC. BOOK ENTRY ACCOUNT ATTN: MATT MAESRI MUTUAL FUNDS DEPT 333 W 34TH ST 7TH FL NEW YORK NY 10001-2402	12,546,091.5630	5.79%

168

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COL MODERATE GROWTH NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 BOSTON MA 02210-1133	11,200,007.2990	5.17%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	55,928.8560	43.67%

Columbia Pacific/Asia Fund Class A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10,252.7010	8.01%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,500.1570	5.08%

Columbia Pacific/Asia Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	2,677.2470	44.60%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,899.6370	31.64%

Columbia Pacific/Asia Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	733.6400	12.22%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC BETTY JEAN GHOSH TR BETTY JEAN GHOSH TTEE 245 KUIKAHI ST HILO HI 96720-2223	518.4120	8.64%

Columbia Pacific/Asia Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	316.8570	100.00%

Columbia Pacific/Asia Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	31.17%

169

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,059,953.6000	22.72%

Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	689,282.3110	14.77%

Columbia Pacific/Asia Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	448,523.2660	9.61%

Columbia Select Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,033.4560	18.55%

Columbia Select Large Cap Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	53,383.4870	17.99%

Columbia Select Large Cap Growth Fund Class C	BARCLAYS CAPITAL INC. 70 HUDSON STREET, 7TH FL JERSEY CITY NJ 07302-4585	40,192.9260	13.55%

Columbia Select Large Cap Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	39,009.9630	13.15%

Columbia Select Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	222.6180	100.00%

170

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO WATTEREDGE INC EMPLOYEE SP P.O. BOX 52129 PHOENIX AZ 85072-2129	32,236.3850	25.92%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO NETWORK ADJUSTERS INC 401 P.O. BOX 10758 FARGO ND 58106-0758	20,152.4090	16.20%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO CROSE & LEMKE CONSTRUCTION INC P.O. BOX 10758 FARGO ND 58106-0758	16,854.7500	13.55%

Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO INDUSTRIAL ENERGY P.O. BOX 52129 PHOENIX AZ 85072-2129	16,817.0710	13.52%

Columbia Select Large Cap Growth Fund Class R	ORCHARD TRUST CO LLC CUST OPP FUNDS RECORDK PRO RET PL 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111	14,565.8440	11.71%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	11,303.0530	9.09%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO JACKSIN SERVICES INC 401K RETIR PO BOX 10758 FARGO ND 58106-0758	8,346.9230	6.71%

Columbia Select Large Cap Growth Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	224.0140	100.00%

Columbia Select Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	84.37%

171

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,103,428.4260	6.83%

Columbia U.S. Treasury Index Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,061,274.4000	25.34%

Columbia U.S. Treasury Index Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	214,763.4460	5.13%

Columbia U.S. Treasury Index Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	131,479.8590	28.71%

Columbia U.S. Treasury Index Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	155,004.3560	9.81%

Columbia U.S. Treasury Index Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	131,912.6590	8.35%

Columbia U.S. Treasury Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.6280	100.00%

Columbia U.S. Treasury Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	7,739,343.1240	30.12%

172

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia U.S. Treasury Index Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,658,883.9410	14.24%

Columbia Value and Restructuring Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	220,043.2390	15.07%

Columbia Value and Restructuring Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	118,452.3790	8.11%

Columbia Value and Restructuring Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.5110	100.00%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	349,799.6330	26.16%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	258,023.3540	19.30%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	198,346.9220	14.84%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	74,367.5070	5.56%

173

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Value and Restructuring Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.4840	100.00%

Columbia Value and Restructuring Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	27.49%

Columbia Value and Restructuring Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,424,748.5680	15.56%

Columbia Value and Restructuring Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,260,116.2440	13.15%

Columbia Value and Restructuring Fund Class Z	JOHN HANCOCK LIFE INSURANCE CO USA RPS SEG FUNDS & ACCOUNTING ET-7 601 CONGRESS ST BOSTON MA 02210-2804	7,670,245.0440	5.84%

Principal Holder Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,720,428.1240	13.90%

Columbia High Yield Opportunity Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,206,538.9500	8.70%

174

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	457,352.7670	13.33%

Columbia High Yield Opportunity Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	336,888.5590	9.82%

Columbia High Yield Opportunity Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	469,379.8150	14.22%

Columbia High Yield Opportunity Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	170,452.1540	5.16%

Columbia High Yield Opportunity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	76.46%

Columbia International Bond Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	18,954.6860	17.89%

Columbia International Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,295.4930	12.55%

Columbia International Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,491.0000	16.54%

Columbia International Bond Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,824.4790	7.20%

175

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia International Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	220.4590	100.00%

Columbia International Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	59.81%

Columbia International Bond Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	37.60%

Columbia Strategic Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,139,026.3850	10.32%

Columbia Strategic Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,512,579.0500	25.43%

Columbia Strategic Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,631,716.6250	29.10%

Columbia Strategic Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,863,775.5590	5.63%

Columbia Strategic Income Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

176

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

Columbia Strategic Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	71.01%

Columbia Strategic Income Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,992,474.6940	8.52%

Columbia Strategic Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,348,121.9690	5.42%

Principal Holder Ownership of the Funds with fiscal year ending June 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,898,947.8830	35.14%

Columbia High Yield Municipal Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	518,408.6020	6.28%

Columbia High Yield Municipal Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	205,867.2160	36.48%

177

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,169.4900	32.44%

Columbia High Yield Municipal Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	54,017.2680	5.42%

Columbia High Yield Municipal Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	81.53%

Columbia Small Cap Value Fund I Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	863,978.5170	5.32%

Columbia Small Cap Value Fund I Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	857,698.9710	5.28%

Columbia Small Cap Value Fund I Class A	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-001	847,944.5300	5.22%

Columbia Small Cap Value Fund I Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	63,970.2730	9.40%

Columbia Small Cap Value Fund I Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	330,773.3610	21.60%

178

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	89,658.9020	5.85%

Columbia Small Cap Value Fund I Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	87,817.7670	5.73%

Columbia Small Cap Value Fund I Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	61.8810	100.00%

Columbia Small Cap Value Fund I Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	65.0530	100.00%

Columbia Small Cap Value Fund I Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	28,342.1690	98.89%

Columbia Small Cap Value Fund I Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	5,171,440.5480	24.27%

Columbia Small Cap Value Fund I Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	2,437,484.6220	11.44%

Columbia Small Cap Value Fund I Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,297,671.7490	6.09%

179

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,285,600.5530	6.03%

Principal Holder Ownership of the Fund with fiscal year ending July 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	123,560,365.2470	98.78%

Principal Holder Ownership of the Funds with fiscal year ending August 31:

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST BOSTON MA 02116-5021	280,528.8430	8.66%

Columbia Balanced Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	184,962.1510	5.71%

Columbia Balanced Fund- Class A	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	169,261.4220	5.23%

Columbia Balanced Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62,242.5720	22.93%

180

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	18,784.4260	6.92%

Columbia Balanced Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	196,019.8050	17.02%

Columbia Balanced Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	156,239.1470	13.57%

Columbia Balanced Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	121,492.2670	10.55%

Columbia Balanced Fund- Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	101.5430	100.00%

Columbia Balanced Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,369,193.9720	15.34%

Columbia Balanced Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	669,718.0910	7.50%

Columbia Balanced Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	540,956.6040	6.06%

181

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class Z	NFS LLC FEBO REGIONS BANK DBA KENNEBURT CO 250 RIVERCHASE PKWY E FL 5 BIRMINGHAM AL 35244-1832	488,272.9300	5.47%

Columbia Conservative High Yield Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	648,100.4780	6.35%

Columbia Conservative High Yield Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	483,996.8730	17.28%

Columbia Conservative High Yield Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	261,858.2730	9.35%

Columbia Conservative High Yield Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	573,711.7560	14.42%

Columbia Conservative High Yield Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	285,816.2640	7.18%

Columbia Conservative High Yield Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,587,782.1100	99.90%

Columbia Conservative High Yield Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,837,368.1110	42.26%

182

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Conservative High Yield Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,869,506.4410	7.16%

Columbia Federal Securities Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	4,208,236.9300	9.92%

Columbia Federal Securities Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	429,863.5250	47.99%

Columbia Federal Securities Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	395,176.1930	39.72%

Columbia Federal Securities Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	4,193,757.7030	77.11%

Columbia Federal Securities Fund- Class Z	GOVERMENT SECURITIES PORTFOLIO ATTN BRIAN SMITH 101 TRYON ST CHARLOTTE NC 28280-0001	281,603.0390	5.18%

Columbia Greater China Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	272,646.3560	11.77%

Columbia Greater China Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62,688.6800	19.42%

183

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Greater China Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	21,217.7940	6.57%

Columbia Greater China Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	211,234.7040	29.30%

Columbia Greater China Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	44,840.6800	6.22%

Columbia Greater China Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	41,169.6160	5.71%

Columbia Greater China Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	377,617.7610	36.83%

Columbia Greater China Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	103,312.1800	10.08%

Columbia Greater China Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	70,248.1180	6.85%

Columbia International Stock Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,399,177.2010	12.04%

184

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia International Stock Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	45,117.9770	12.81%

Columbia International Stock Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	26,442.3710	7.51%

Columbia International Stock Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	200,189.3850	20.73%

Columbia International Stock Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	52,059.9390	5.39%

Columbia International Stock Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,403,029.7780	99.93%

Columbia International Stock Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,551,349.4440	70.02%

Columbia Mid Cap Growth Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	756,160.2110	22.36%

Columbia Mid Cap Growth Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	82,364.7310	29.77%

185

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	89,289.0380	16.13%

Columbia Mid Cap Growth Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	60,513.2200	10.93%

Columbia Mid Cap Growth Fund- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	280,716.4100	54.79%

Columbia Mid Cap Growth Fund- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	152,278.4500	29.72%

Columbia Mid Cap Growth Fund- Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,321.3070	13.21%

Columbia Mid Cap Growth Fund- Class R	PALACE ENTERTAINMENT TTEE FBO PALACE ENTERTAINMENT 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	29,424.2450	11.32%

Columbia Mid Cap Growth Fund- Class R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26,282.9150	10.12%

Columbia Mid Cap Growth Fund- Class R	CAPITAL BANK & TRUST CO TTEE F FALASCA MECHANICAL INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	13,390.1330	5.15%

186

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund- Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	153,999.1470	16.49%

Columbia Mid Cap Growth Fund- Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	110,2780	100.00%

Columbia Mid Cap Growth Fund- Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	619.0670	50.65%

Columbia Mid Cap Growth Fund- Class Y	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	603.2330	49.35%

Columbia Mid Cap Growth Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,653,122.4460	41.91%

Columbia Mid Cap Growth Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,958,815.9440	6.31%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	200,199.0450	8.89%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC DS AND F LLC 2448 APPLEGATE ST PHILOMATH OR 97370-9267	186,579.4250	8.28%

187

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	177,747.9590	7.89%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11,652.8710	43.63%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,890.0110	14.56%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES CA 90017-2457	2,473.2030	9.26%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	1,908.9460	7.15%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	1,638.2450	6.13%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES CA 90017-2457	1,615.7870	6.05%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,388.9830	5.20%

Columbia Oregon Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	228,340.110	16.60%

Columbia Oregon Intermediate Municipal Bond Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 90017-2457	1,615.7870	6.05%

Columbia Oregon Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,978,523.9390	5.64%

188

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Growth Fund I- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,822.6780	10.10%

Columbia Small Cap Growth Fund I- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	187,937.5060	30.78%

Columbia Small Cap Growth Fund I- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	162,519.2330	50.93%

Columbia Small Cap Growth Fund I- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	88,080.4390	27.60%

Columbia Small Cap Growth Fund I- Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	94.2680	100.00%

Columbia Small Cap Growth Fund I- Class Y	ANCHORAGE POLICE & FIRE RETIREMENT SYSTEM ATTN CHARLES M LAIRD 360 DR MARTIN LUTHER KING JR AVE ANCHORAGE AK 99507-1222	574,338.8870	99.91%

Columbia Small Cap Growth Fund I- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,276,709.8220	50.51%

Columbia Small Cap Growth Fund I- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,090,868.7130	10.22%

189

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Growth Fund I- Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	1,968,735.4950	6.51%

Columbia Strategic Investor Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	589,276.3740	6.62%

Columbia Strategic Investor Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	341,294.8540	27.08%

Columbia Strategic Investor Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	182,790.1440	17.81%

Columbia Strategic Investor Fund- Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	146.9720	100.00%

Columbia Strategic Investor Fund- Class R	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	147.3790	100.00%

Columbia Strategic Investor Fund- Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	147.3190	100.00%

190

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Investor Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	666,261.2160	99.89%

Columbia Strategic Investor Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,072,717.6990	6.21%

Columbia Technology Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	97,360.8710	13.36%

Columbia Technology Fund- Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	50,929.2520	6.99%

Columbia Technology Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	38,094.3330	5.23%

Columbia Technology Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	914,315.8740	38.70%

Columbia Technology Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	184,062.7650	7.79%

Columbia Technology Fund- Class Z	VANGUARD FIDUCIARY TRUST COMPANY COLUMBIA TECHNOLOGY FUND PO BOX 2600 VALLEY FORGE PA 19482-2600	2,858,098.8470	19.69%

191

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Technology Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,693,461.5070	18.56%

Columbia Technology Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,365,463.3780	9.41%

Columbia Technology Fund- Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	1,208,625.2240	8.33%

Columbia Technology Fund- Class Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFITS OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	846,190.0620	5.83%

Columbia Technology Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	809,729.2390	5.58%

Principal Holder Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,204.9040	16.30%

Columbia Contrarian Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	400,538.8090	25.71%

192

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	196.8500	100.00%

Columbia Contrarian Core Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,904,076.6610	32.18%

Columbia Contrarian Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,818.9480	43.85%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,742,073.6190	6.37%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,646,036.7240	6.07%

193

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,833,676.4450	6.39%

Columbia Dividend Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,006.5390	18.13%

Columbia Dividend Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,679,694.0770	21.34%

Columbia Dividend Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	505,894.0470	6.43%

Columbia Dividend Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	205.9310	100.00%

Columbia Dividend Income Fund Class R	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	354,054.4290	50.12%

Columbia Dividend Income Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	72,943.3090	10.33%

Columbia Dividend Income Fund Class R	CAPITAL BANK & TRUST CO TTEE F CHEMGLASS INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	48,596.2770	6.88%

194

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class T	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,729,484.3090	26.07%

Columbia Dividend Income Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,052,218.9670	15.86%

Columbia Dividend Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	206.1010	100.00%

Columbia Dividend Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Dividend Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9,604,889.3720	7.34%

Columbia Large Cap Growth Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	501,887.3690	6.97%

Columbia Large Cap Growth Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	93,881.2820	12.24%

Columbia Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	144,483.2790	17.15%

195

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class F	BRIDGET NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,133.0250	13.97%

Columbia Large Cap Growth Fund Class F	ANDREW NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,132.6550	13.97%

Columbia Large Cap Growth Fund Class F	KAYLA HALL ADVANTAGE PLAN TRUST C/O MAUREEN HALL 49 RAYMOND PL STATEN ISLAND NY 10310-2231	2,804.7220	12.51%

Columbia Large Cap Growth Fund Class F	MIRANDA E KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,617.7510	11.67%

Columbia Large Cap Growth Fund Class F	CLAIRE NEUMANN ADVANTAGE PLAN TRUST C/O ROBERT S NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,587.8420	11.54%

Columbia Large Cap Growth Fund Class F	LILY ELIZABETH KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,582.3600	11.51%

Columbia Large Cap Growth Fund Class F	MATTHEW PATRICK NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,572.5710	11.47%

Columbia Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	118.0360	100.00%

Columbia Large Cap Growth Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	120.8900	100.00%

196

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,850,615.3180	26.36%

Columbia Large Cap Growth Fund Class W	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	120.8900	100.00%

Columbia Large Cap Growth Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,053,087.9350	99.94%

Columbia Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,661,903.8570	38.14%

Columbia Small Cap Core Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	725,948.6660	7.96%

Columbia Small Cap Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	456,353.2080	5.00%

Columbia Small Cap Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	237,992.1060	18.27%

Columbia Small Cap Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	223,748.8400	13.55%

197

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	129,811.4340	7.86%

Columbia Small Cap Core Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	100,824.8620	6.11%

Columbia Small Cap Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	186.9860	100.00%

Columbia Small Cap Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,853,281.8600	32.82%

Columbia Small Cap Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	192.1600	100.00%

Columbia Small Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	47.59%

Columbia Small Cap Core Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,431,874.4850	11.42%

Columbia Small Cap Core Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,230,417.1550	7.43%

198

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Core Fund Class Z	FIDELITY INVSTMNTS INSTITUTIONAL OPERATING CO FIIOC AGENT FBO CERTAIN EMP BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1987	1,612,451.1200	5.37%

Principal Holder Ownership of the Funds with fiscal year ending October 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia CT Tax-Exempt Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,458,758.9220	14.36%

Columbia CT Tax-Exempt Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	127,193.2490	31.57%

Columbia CT Tax-Exempt Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	378,486.5220	23.66%

Columbia CT Tax-Exempt Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	111,582.9250	6.98%

Columbia CT Tax-Exempt Fund Class C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94,050.7650	5.88%

Columbia CT Tax-Exempt Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	313.3810	100.00%

199

Principal Holder Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class A	FIRST CLEARING LLC BARRETT A TOAN & PAULA OBRIAN JT TEN 42 PORTLAND PL SAINT LOUIS MO 63108-1242	246,430.2830	11.89%

Columbia Real Estate Equity Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	198,900.1270	9.64%

Columbia Real Estate Equity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	38,577.2290	14.49%

Columbia Real Estate Equity Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.4040	100.00%

Columbia Real Estate Equity Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	37.22%

200

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,884,378.3790	20.78%

As of September 30, 2010 (or as of October 31, 2010 for CMG Ultra Short Term Bond Fund), the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	46,188,118.2470	60.75%

Columbia Corporate Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	46.74%

Columbia Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.5000	30.32%

Columbia Emerging Markets Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	26.55%

201

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Intermediate Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	45.05%

Columbia Pacific/Asia Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	30.30%

Columbia Select Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	62.53%

Columbia Value and Restructuring Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	25.82%

Control Person Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia High Yield Opportunity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	26.07%

Columbia High Yield Municipal Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	71.62%

Columbia International Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	54.08%

202

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia International Bond Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	34.00%

Columbia Strategic Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	25.21%

Control Person Ownership of the Fund with fiscal year ending July 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	123,560,365.2470	98.78%

Control Person Ownership of the Funds with fiscal year ending August 31:

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Conservative High Yield Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	24,425,150.2210	33.64%

Columbia International Stock Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,954,379.2220	45.42%

Columbia Mid Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,653,122.4460	37.21%

203

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Small Cap Growth Fund I	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,276,709.8220	44.07%

Control Person Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Contrarian Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,878.9480	25.40%

Columbia Dividend Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	16,714,991.7920	28.53%

Columbia Small Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	29.93%

Control Person Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Real Estate Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	33.79%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. FIM Funding, Inc. is a Massachusetts corporation, 401 North Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and FIM Funding, Inc.

Charles Schwab & Co., Inc. is a California corporation, 211 Main Street, San Francisco, California 94105. The Charles Schwab Corporation is the ultimate parent company of Charles Schwab & Co., Inc.

204

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as Legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result.

205

An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

206

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

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Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

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The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However,

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CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

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These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

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CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

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•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

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CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

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CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

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7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

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CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

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Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

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Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

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Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

___________________________________________________________________________________

___________________________________________________________________________________

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

___________________________________________________________________________________

___________________________________________________________________________________

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

___________________________________________________________________________________

___________________________________________________________________________________

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

___________________________________________________________________________________

___________________________________________________________________________________

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

        or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

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APPENDIX C — SALES CHARGE WAIVERS

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

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Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

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Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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APPENDIX D — DESCRIPTION OF STATE RISK FACTORS

State Tax Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Fund and other accounts managed by the Adviser may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

State Specific Information

Connecticut Tax-Exempt Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the State of Connecticut (“Connecticut” or the “State”), as well as the general fiscal and economic stability of Connecticut’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in Connecticut Tax-Exempt Fund’s prospectus, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of Connecticut

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Tax-Exempt Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Adviser. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of Connecticut Tax-Exempt Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

Connecticut

The following information relates specifically to Columbia Connecticut Tax-Exempt Fund. This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of Connecticut and local agencies in Connecticut available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Connecticut municipal securities than comparable municipal bond funds that do not focus on investments in Connecticut issuers.

Introduction. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include fiscal year deficits and falling employment, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report periodically estimating the current fiscal year deficit. The State Comptroller issues a similar report periodically. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters. The most current such information is described below under “State General Fund,” which should be considered together with the other information set forth herein.

The State’s current and projected fiscal and economic condition, as described herein, is subject to change based on a number of factors. Such factors include, but are not limited to: (a) developments with respect to the national economy as a whole, (b) developments with respect to the financial services sector of the economy, (c) developments in the world economy, and in particular commodity prices such as oil, (d) federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such stimulus efforts in the State and the amount of federal aid to the State, (e) the extent to which the federal stimulus legislation, and in particular The American Recovery and Reinvestment Act of 2009 (the “ARRA”), as enacted and implemented, provides less federal aid to the State than was anticipated in the adopted biennial budget, and the resulting need to implement other revenue enhancements or expenditure reductions, and (f) the effect of the State’s constitutional balanced budget requirement and spending cap provisions on the adoption of the biennial budget and the effect spending constraints might have on the State’s economy. Such factors are continually changing, and no assurances can be given with respect to how such factors or other factors will materialize in the future or what effect they will have on the State’s fiscal and economic condition.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and

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property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Since then, Connecticut’s annual growth in gross state product has performed better than the New England region, but mostly slower than the nation. Employment had gained approximately 66,800 jobs by late 2007 since it bottomed out in July of 2003, but in 2008 Connecticut lost jobs.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to a high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% for 2006. The current recession brought the unemployment rate up to 5.1% for the first six months of 2008, compared to the New England average of 4.8% and the national average of 5.1% for the same period.

General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. The State, as of the forecast date, expected to derive approximately 76 percent and 72 percent, respectively, of its General Fund revenues from taxes during the 2007-08 fiscal year and the 2008-09 fiscal year.

Budget for Fiscal Years 2007-2008 and 2008-2009. Although the General Assembly did not pass the biennial budget for fiscal years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 included General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million The budget for fiscal year 2008-09 included General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. Pursuant to Public Act No. 07-1 of the September Special Session of the General Assembly, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.2 million below the expenditure cap in fiscal year 2008-09. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2007-2008 Operations. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, as of June 30, 2008, General Fund revenues were $16,418.8 million, General Fund expenditures and net miscellaneous adjustments were $16,319.4 million and the General Fund balance for the 2007-08 fiscal year was a surplus of $99.4 million The entire surplus was reserved for fiscal year 2008-09 spending.

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Governor’s Proposed Midterm Budget Adjustments. Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report must include any recommendations for adjustments and revisions to the enacted budget.

On February 6, 2008 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 2007-08 and 2008-09 fiscal years. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed Midterm Budget Adjustments and adjourned on May 7, 2008. The legislature did not make any midterm budget adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and the 2007-08 surplus of $83.4 million, plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal Year 2008-2009 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on August 20, 2008 (as of the period ending July 31, 2008), September 22, 2008 (as of the period ending August 31, 2008), October 20, 2008 (as of the period ending September 30, 2008), November 20, 2008 (as of the period ending October 31, 2008) and December 20, 2008 (as of the period ending November 30, 2008), each for the General Fund for the 2008-09 fiscal year, the General Fund was estimated to have a deficit of $145.7 million, $302.4 million, $107.9 million, $356.3 million and $193.0 million, respectively. In the monthly estimate provided by the Office of Policy and Management on January 20, 2009 for the General Fund for the 2008-09 fiscal year, as of the period ending December 31, 2008, General Fund revenues were estimated at $16,098.0 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,019.7 million and the General Fund was estimated to have a deficit of $921.7 million These revenue estimates include an estimated $40 million from tax amnesty program and $12 million from the escheat of unclaimed bottler deposits and transfers totaling $71.2 million from various funds to the General Fund per Public Act No. 08-1 of the November 24, Special Session and Public Act No. 09-1. The expenditure estimates included three allotment rescissions in 2008 totaling $157 million and two mitigation plans totaling $69.8 million per Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1. The revenue estimates as of December 31, 2008 did not take into account any economic effect as a result of the changes in the financial and credit markets occurring after December 31, 2008 or during the remainder of the fiscal year. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly reports dated September 2, 2008, October 1, 2008 and November 3, 2008, the Comptroller generally agreed with the Office of Policy and Management’s projections as of the periods ending July 31, 2008, August 31, 2008 and September 30, 2008, respectively. In her monthly report dated December 1, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $50 million higher than the Office of Policy and Management’s projection for the same period. In her monthly report dated January 2, 2009, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $150 million higher than the Office of Policy and Management’s projections for the same period. In her monthly report dated February 2, 2009 for the period ending December 31, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $1.1 billion, which amount was $172.9 million higher than the estimate of the Office of Policy and Management.

Pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint

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standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. Since July 2008, the Governor has exercised her authority under Section 4-85 of the Connecticut General Statutes in rescinding allotments totaling $157 million in General Fund expenditures. In addition, the Governor has proposed two deficit mitigation packages to address the then projected deficits that exceeded her allotment rescission authority. Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1 were enacted by the General Assembly and resulted in an estimated $193.6 million in deficit mitigation. Even with these changes, on January 20, 2009, the Office of Policy and Management projected a $921.7 million deficit in the General Fund for the 2008-09 fiscal year.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 1, 2009, the Comptroller estimated the General Fund revenues for the 2008-09 fiscal year were $15,700.8 million, General Fund expenditures and miscellaneous adjustments were $16,626.7 million and the General Fund balance for the 2008-09 fiscal year was estimated to have a deficit of $925.9 million. The Comptroller indicated in her letter that under House Bill No. 6802, the General Assembly approved additional carry forward authority which is accounted for as part of the 2008-09 fiscal year deficit and therefore increases the deficit. Accordingly, the 2008-09 fiscal year deficit would increase to $947.6 million upon the act becoming law. House Bill No. 6802 became law after the date of the Comptroller’s September 1, 2009 results. Pursuant to Public Act No. 09-2 of the June Special Session, for the purpose of funding the deficit in the General Fund for the 2008-09 fiscal year, the Treasurer is authorized to issue notes of the State in an amount not to exceed the amount of such deficit and in such additional amounts as the Treasurer shall determine to pay the costs of issuance of any such notes and interest payable or accrued on such notes through June 30, 2011.

The above projections are only estimates and the information in the Comptroller’s report contains only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Budget for Fiscal Years 2009-2010 and 2010-2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to executive orders issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The executive orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The executive orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009

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Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 is expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before January 1, 2010 indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 was at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulative monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures were estimated to reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both HUSKY A and HUSKY B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds the School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

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In addition, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during the 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

Fiscal Year 2009-2010 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 20, 2009 for the General Fund for the 2009-10 fiscal year, as of the period ending September 30, 2009, General Fund revenues were estimated at $17,203.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,591.8 million and the General Fund was estimated to have a deficit of $388.5 million. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly report dated October 1, 2009 for the period ending August 31, 2009, the Comptroller indicated that although many of the revenue enhancements associated with the budget had not yet appeared within the revenue collection figures, the first quarter revenue trends raised concerns. She indicated that if the first quarter trends continued unabated, even after fully incorporating the projected revenue gains enacted as part of the budget, the revenue shortfall in the General Fund for the 2009-10 fiscal year would exceed $500 million. She further indicated that because it was early in the fiscal year, there was sufficient time for a reversal in the trend to mitigate the shortfall. The Comptroller did not address any increased expenditures, which the Office of Policy and Management projected to be an additional $212.5 million in its October 20, 2009 report. In the Comptroller’s monthly report dated November 1, 2009, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $624 million as of the period ending September 30, 2009. No assurances can be given that future report estimates will match the Office of Policy and Management’s estimates or the Comptroller’s prior estimates.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, as described above, pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. The Governor is required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2009-10 operations of the General Fund.

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STATE DEBT

Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

State Direct General Obligation Debt. Statutory Authorization and Security Provisions. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest will be made, and the Treasurer will pay such principal and interest as the same become due.

There are no State constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of OPM as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster are excluded or deducted. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the UConn 2000 program is limited to the amount permitted to be issued under the cap.

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Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor must review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which must be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose. The State has established programs of temporary note issuances from time to time to cover periodic cash flow requirements. On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million.

OTHER FUNDS, DEBT AND LIABILITIES

The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by the special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain other contingent liabilities for future payments.

Transportation Fund and Debt. In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

The cost of the infrastructure program for State fiscal years 1985-2012, which will be met from federal, State and local funds, is currently estimated at $23.5 billion. The State’s share of such cost, estimated at $9.5 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund, as described below, and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.6 billion and includes the expenses of the infrastructure program that either are not sufficiently large or do not have a sufficiently long life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements and other minor transportation improvements.

The State’s share of the cost of the Infrastructure Program for State fiscal years 1985-2012 to be financed by STO bonds currently is estimated at $8.9 billion. The actual amount may exceed $8.9 billion to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

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During fiscal years 1985-2007, $18.3 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $5.2 billion is required for fiscal years 2008-2012. The $5.2 billion of such infrastructure costs is anticipated to be funded with proceeds of $1.8 billion from the anticipated issuance of new STO bonds, $63 million in anticipated revenues, and $3.3 billion in anticipated federal funds.

The State has established the Special Transportation Fund for the purpose of budgeting and accounting for all transportation related taxes, fees and revenues credited to such Fund and securing the STO bonds. STO bonds are payable solely from revenues of the Special Transportation Fund. The aggregate of certain motor fuel taxes, motor vehicle receipts, motor vehicle related licenses, permits and fees, and portions of the oil companies tax and sales tax on motor vehicles and other transportation related revenue sources, including enacted adjustments to all the foregoing sources, are intended to cover the cost of the State’s share of the infrastructure program, including debt service requirements. After providing for debt service requirements, the balance of the receipts from such revenue sources may be applied to the payment of general obligation bonds of the State issued for transportation purposes and for the payment of annually budgeted expenses of the Department of Transportation and the Department of Motor Vehicles.

It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may be issued on an equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indentures controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2008 the Special Transportation Fund paid $3.1 million of State direct general obligation transportation debt service payments. The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2008-09 was $2.0 million

During the past several years the Fund’s revenues and expenses have undergone a variety of legislative changes. In 2003 legislation provided for a one-time transfer of $52 million from the Fund to the State’s General Fund. In 2004 legislation increased the tax on gasohol and raised various motor vehicle fees resulting in an $18.6 million benefit to the Fund. In 2005 legislation increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $22.5 million in fiscal year 2006, $30 million in fiscal year 2007, $53 million in fiscal year 2008, $79.9 million in each of fiscal years 2009-2013, and $98 million thereafter. In 2006, legislation again increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $80 million in each of fiscal years 2007-2010 and by $100 million in fiscal year 2011 and thereafter. In July 2007 legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax.

A fifteen member Transportation Strategy Board (“TSB”) was established in 2001 to propose a transportation strategy, an implementation cost estimate and funding approaches to the Governor and General Assembly. The TSB’s strategic goals are: 1) improve personal mobility within and through Connecticut; 2) improve the movement of goods and freight within and through Connecticut; 3) integrate transportation with economic, land use, environmental and quality of life issues; 4) develop policies and procedures that will integrate the state economy with regional, national and global economies; and 5) identify policies and sources that provide an adequate and reliable flow of funding necessary for a quality multi-modal transportation system. The TSB presented the initial transportation strategy to the Governor and General Assembly on January 6, 2003. In January 2007, as required in Public Act No. 06-136, the TSB again presented “Connecticut’s Transportation Strategy” to the Governor and General Assembly.

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In order to implement the strategy-related projects submitted by TSB, legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts in the amounts of $25.3 million in fiscal year 2005-06, $20.3 million in fiscal year 2006-07, $15.3 million in each of fiscal years 2007-08 through 2014-15 and $0.3 million in fiscal year 2015-16 and thereafter. In September 2007 legislation authorized the transfer of $5.5 million on deposit in the Special Transportation Fund to the TSB’s project account for various transportation related studies.

Public Acts in 2005 and 2006 authorized the issuance of more than $2.1 billion of special tax obligation bonds for the ten-year period from 2005 to 2014 for transportation system improvements, many of which are TSB-recommended projects. As of February 1, 2009 $2.0 billion of the borrowing authorized is effective with the remaining $100 million becoming effective in fiscal year 2009-10. Legislation passed in 2006 also authorized the issuance of $1.3 billion in bonds in anticipation of future federal transportation funds. Pursuant to Public Act No. 09-2 of the September 2009 Special Session, the General Assembly has authorized special tax obligation bonds of $579.2 million in fiscal year 2009-10 and $265.4 million in fiscal year 2010-11. In November 2009, the State issued $195,970,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series A, $304,030,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series B (Taxable Build America Bonds—Direct Pay), and $49,775,000 Special Tax Obligation Refunding Bonds Transportation Infrastructure Purposes, 2009 Series C.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the airport. Legislation passed in 2001 removed a $294 million bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2009, there were $198.9 million of Bradley International Airport Revenue Bonds outstanding.

The 2001 legislation also established a board of directors to oversee the operation and development of Bradley Airport. The seven-member board includes five appointed members and the Commissioners of Transportation and Economic and Community Development. The Bradley board is charged with a wide range of duties and responsibilities, including developing an organizational and management structure, approving the annual capital and operating budget, master plan, and community relations policies of the airport, and ensuring customer service standards and performance assessments.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000 the State issued $53.8 million of Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and, as of February 1, 2009, $44.7 million of such bonds were outstanding.

The board of directors of Bradley Airport and the State Bond Commission approved a transaction authorizing the State Treasurer to refund Bradley International Airport General Airport Revenue Bonds, Series 2001A (AMT) for expected delivery in 2011 or thereafter and to enter into a forward starting interest rate swap transaction for the purpose of locking in current market savings. Pursuant to such authorization the State entered into certain swap agreements in April 2006.

Clean Water Fund. The General Assembly has authorized the issue of up to $1,753.4 million of revenue bonds, of which $1,209.28 million have been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys pledged therefor. The proceeds of the revenue bonds are loaned

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primarily to Connecticut municipalities to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities secure the bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities, pursuant to which either the full faith and credit of each such municipality is pledged, or the revenues and other funds of a municipal sewer system are pledged. The General Assembly has authorized the issue of up to $1,833.4 million of revenue bonds, of which $1,408.7 million has been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. As of October 1, 2009 $853.9 million of revenue bonds were outstanding (including refunding bonds).

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. In 1993, the State responded to a deficit in the Fund by, among other things, issuing three series of special obligation bonds totaling $1,020.7 million to repay certain federal borrowings and to fund certain reserves. All of these bonds were defeased in June 2001. To fund future shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1,000 million, plus amounts for certain reserves and costs of issuance. The State has not incurred any additional borrowing since 1993 other than borrowings from the Federal Unemployment Trust Fund for cash flow purposes, which have been repaid prior to September 30 in each case and which therefore have not been subject to federal interest charges.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans, and to provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. No bonds are currently outstanding. The State’s management objective is to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Rate Reduction Bonds. The General Assembly authorized the issuance of special obligation bonds to sustain funding of the conservation and load management and the renewable energy investment programs established under the general statutes. The State issued $205.3 million of Special Obligation Rate Reduction Bonds (2004 Series A) in June 2004. These bonds were defeased on June 5, 2008. The bonds were secured by certain revenues collected through a non-bypassable charge imposed upon each customer of the electric utilities within the State. Such revenues are property of the State and are pledged towards payment of debt service on the bonds and related costs, which pledge is a first priority lien on such revenues. The net proceeds of the bonds were deposited in the General Fund.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Special Capital Reserve Funds. The primary vehicle through which the State has undertaken contingent or limited liability is the special capital reserve fund. A special capital reserve fund, if established, provides additional security for bonds issued by the entity authorized to establish such a reserve fund. Subject to exceptions in the legislation authorizing the establishment of a particular special capital reserve fund, monies held in and credited to a special capital reserve fund are intended to be used solely for the payment of the

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principal of bonds secured by such special capital reserve fund, the purchase of such bonds, the payment of interest on such bonds or the payment of any redemption premium required to be paid when such bonds are redeemed prior to maturity. The special capital reserve fund is frequently funded with bond proceeds to a specified amount (the minimum of which is often the maximum annual principal and interest payments due on the bonds). The State undertakes the obligation to restore a special capital reserve fund to its minimum level. The method for determining such required minimum capital reserve is set out in the legislation authorizing the special capital reserve fund. If the special capital reserve fund should fall below the required minimum capital reserve amount, an official of the authority or municipality which established the special capital reserve fund must certify to the Secretary of the Office of Policy and Management or the State Treasurer or both the amount necessary to restore such special capital reserve fund to the required minimum capital reserve amount. On or before December 1, annually, the amount specified in the certificate is deemed to be appropriated from the State’s General Fund and must be allotted and paid to the entity that established the special capital reserve fund. On an annual basis, the State’s liability under any special capital reserve fund mechanism is limited to its obligation to restore that fund to its minimum capital reserve amount.

Quasi-Public Agencies. The State has established by legislation several quasi-public agencies. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund, or other contractual arrangement, for which the State has limited contingent liability.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury and the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of a special capital reserve fund to secure certain bonds issued by the City of Bridgeport to fund its past budget deficits; however such bonds were refunded by the city in 1996. The State previously had guaranteed debt service on bonds of the City of West Haven, but an irrevocable escrow has been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and based on such rankings a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Education.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $400 million which take effect in the 2009-10 fiscal year. As of June 30, 2009, the Commissioner estimates that current grant obligations under the

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grant program established in 1997 are approximately $2,450 million, which includes approximately $6,900 million of grants approved as of such date less payments already made of $4,450 million.

Prior to 1997 the grant program was conducted differently. For certain school projects grants for construction costs are paid to the cities, towns and districts in installments which correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2009, under the grant program prior to 1997 the State is obligated to various cities, towns and regional school districts for approximately $314 million in aggregate principal installment payments and $57 million aggregate interest subsidies, for a total of $371 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Education estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

Child Care Facilities Debt Service Commitments. Legislation enacted in 1997 authorized the Connecticut Health and Educational Facilities Authority (CHEFA) to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Social Services may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA’s bonds. Legislation enacted in 1999 provided for the obligation of the Department of Social Services to make debt service payments to be made by the State Treasurer. Any obligation by the Department of Social Services or the State Treasurer to pay is subject to annual appropriation. CHEFA first issued special obligation bonds under this program in 1998. As of February 1, 2009 CHEFA had approximately $69.6 million bonds outstanding under this program with annual debt service of approximately $5.4 million, of which the Department of Social Services is committed to pay approximately $4.5 million. The remaining portion of debt service is to be paid from Department of Education and Department of Social Services intercepts of revenues from providers. Two other Child Care Facilities programs also authorize the Commissioner of the Department of Social Services to enter into guaranties of loans made to entities to finance the development of child care and child development centers or programs. CHEFA is administering this program on behalf of the Department, and is currently limiting the aggregate amount of guaranties to the balance of monies in the reserve funds for the respective programs.

Other Contingent Liabilities. The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under group contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2008 the current and long term liabilities of the Corporation total $291 million.

PENSION AND RETIREMENT SYSTEMS

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. Generally, employees hired before July 1, 1984 participate in the Tier I plan, which includes employee contributions. As of July 1, 2008 approximately 13% of the total work force was

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covered under the Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2008, approximately 42% of the total workforce was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2008, approximately 45% of the total work force was covered under the Tier IIA Plan. Since fiscal year 1978-79, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal year 2003-04, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

Full actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation of November 2008 indicated that, as of June 30, 2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585 0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The actuarial valuation was based upon an 8.25% earnings assumption and the effect of phasing in an approximately 4.8% negative return on plan assets for the 2007-08 fiscal year. The Treasurer has realized an annualized net return of 6.06% on investment assets in the State Employees’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.43% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the State Employees’ Retirement Fund had a funded ratio of 51.9% on a projected basis. As of June 30, 2008 the market value of the fund’s investment assets, as reported in the actuarial valuation, was $9,329,175,038. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions, and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $7,320,843,712.

The November 2008 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The annual contribution requirements for fiscal years 2009-10 and 2010-11 include amounts which may be required pursuant to the Supreme Court’s decision in the case of Longley v. State Employees Retirement Commission, which requires that the plaintiffs’ final pro-rated longevity payment be included in the earnings calculations for purposes of calculating their retirement incomes. The State met 99.25% of its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirements for fiscal year 2008-09, $575.8 million was appropriated from the General Fund and the Special Transportation Fund. The Office of Policy and Management projects that contributions to the fund for fiscal year 2008-09 from grant reimbursements from federal and other funds will be sufficient to meet the balance of the required annual contribution.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While establishing salary schedules for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2008, there were 61,421 active and former employees with accrued and accruing benefits and 28,609 retired members.

Since fiscal year 1978-79, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04 and 2004-05, have been sufficient to meet benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund.

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Actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with an actuarial value of $15,271.0 million. The actuarial valuation was based upon an 8.50% earnings assumption. The Treasurer has realized an annualized net return of 6.13% on investment assets in the Teachers’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.56% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70.1% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $14,551,467,434. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $11,396,681,762.

The actuarial valuation dated November 29, 2006 determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $518.6 million for fiscal year 2007-08, and (ii) $539.3 million for fiscal year 2008-09. The State met its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirement for fiscal year 2008-09, $539.3 million has been appropriated. The actuarial valuation dated November 12, 2008 determined the following employer contribution requirements, which are sufficient to meet GASB standards: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. The Secretary of the Office of Policy and Management and the State Treasurer subsequently determined that issuance of such bonds would be in the best interests of the State, and in April 2008 the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that, in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, an amount equal to the annual required contribution to the Teachers’ Retirement Fund is deemed to be appropriated from the General Fund, and such amount must be deposited in the fund in such fiscal year. The amounts of the annual required contributions for each biennial budget are based on the actuarial valuation required to be completed by the December 1 prior to the beginning of the next biennial budget. Under Section 8 the State has pledged to and agreed with the holders of any TRF Bonds that, so long as the actuarial evaluation of the Teachers’ Retirement Fund is completed and the certification of the annual contribution amounts is made as required by Section 8, no public or special act of the General Assembly shall diminish such required contribution until such bonds, together with interest thereon, are fully met and discharged unless adequate provision is made by law for the protection of the holders of the bonds. Such contributions may be reduced in any biennium, however, if (i) the Governor declares an emergency or the existence of extraordinary circumstances (which may include changes in actuarial methods or accounting standards) in which the provisions of Section 4-85 of the Connecticut General Statutes is invoked, (ii) at least three-fifths of the members of each Chamber of the General Assembly vote to diminish such required contributions during the biennium for which the emergency or extraordinary circumstances are determined, and (iii) the funded ratio of the fund is at least equal to the funded ratio immediately after the sale of the bonds in accordance with the actuarial method used at the time. If such conditions are met, the funding of the annual required actuarial contribution may be diminished, but in no event may such diminution result in a reduction of the funded ratio of the fund by more than 5% from (i) the funded ratio which would otherwise have resulted had the State funded the full required contribution or (ii) the funded ratio immediately after the sale of the bonds, whichever is greater.

The statutory provisions that govern pension benefits payable from the Teachers’ Retirement Fund include certain cost of living adjustments. Public Act No. 07-186 added a provision limiting cost-of-living adjustments

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for employees hired after July 1, 2007, but also removed a statutory provision that subjected certain annual cost of living adjustments in pension benefits to a limit based on funds available from earnings on fund investments which exceeded an 11.5% return. Such excess earnings were held in the cost-of-living adjustment reserve account until applied to provide for cost of living adjustments. Although there are other statutory limits on the cost of living adjustments, it is anticipated that the removal of the limit based on available earnings that exceeded an 11.5% return will cause an increase in the aggregate actuarial accrued liability of the fund. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurances can be given that subsequent projections or the next actuarial report will not result in a higher estimate.

Other Retirement Systems. The other minor retirement systems funded by the State include the Judges, Family Support Magistrates and Compensation Commissioners Retirement System (the Judicial Retirement System), the General Assembly Pension System, the State Attorneys’ Retirement Fund and the Public Defenders’ Retirement Fund. As of June 30, 2008, there were approximately 225 active members of these plans and approximately 254 retired members. Unclassified employees of the Connecticut State System of Higher Education and the central office staff of the Department of Higher Education are eligible to participate in the Connecticut Alternate Retirement Program. This program is a defined contribution program, and thus the State has no unfunded liability with respect to the program. All member contributions and State appropriations are held in a separate retirement fund by the Treasurer who may invest and reinvest as much of the fund’s assets as are not required for current disbursements, which are composed primarily of benefit payments. Any employee who elects or has elected to participate in the program may elect to receive a refund of all contributions made by the employee into the state employees retirement system in lieu of receiving any pension benefits under said retirement system.

The State is the administrator of the Connecticut Municipal Employees’ Retirement System and the Connecticut Probate Judges and Employees’ Retirement System. As the administrator of these systems the State owes a fiduciary obligation to these systems; however, the State has no direct financial liability to pay benefits under these systems.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than the State Employees’ Retirement Fund, whose employment commenced after February 21, 1958 are entitled to Social Security coverage. Certain employees hired prior to that date have also elected to be covered. Pursuant to a collective bargaining agreement, state police hired on or after May 8, 1984 are entitled to Social Security coverage. As of June 30, 2008, approximately 62,828 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year 2007-08 was $298.6 million Of this amount, $221.3 million was paid from the General Fund and $14.4 million was paid from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For fiscal year 2008-09 $484.2 million was appropriated.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State has received an actuarial report dated March 2007 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The report indicated an OPEB actuarial accrued liability as of April 1, 2006 estimated to range from $11.4 billion to $21.7 billion. The amounts depend

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upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The report used discount rates ranging from 4.5% to 8.5%. The amount of the annual required contribution under these various assumptions ranged from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. Additional assumptions were also tested for sensitivity analysis which produced different results. The annual required contribution included the cost for both current eligible employees and retirees. The State has received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. It is anticipated that significant General Fund appropriations will be required for each fiscal year to meet retiree health insurance costs. Legislation which became effective July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. Since July 1, 1994, retiree health benefits have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to postretirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2,318.8 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and $121.3 million for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions. The State paid $20.7 million for post-retirement health insurance costs for fiscal year 2007-08. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2008 would be reduced to $1.52 billion based on a 7.5% earnings assumption, which would result in a $67.9 million employer contribution requirement for fiscal year 2008-09.

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APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Core Bond Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Income Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Liberty Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

ColumbiaSM Thermostat Fund®

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

E-1

APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

F-1

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

F-2

Appendix B—Statement of Additional Information of Columbia Mid Cap Value Fund

B-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

December 8, 2010

Fund
Columbia Asset Allocation Fund II
Class A: PHAAX	Class B: NBASX	Class C: NAACX	Class Z: NPRAX
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: —	Class C: CCICX	Class Z: NCMAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX	Class I: CCSIX
Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX	Class Z: NGAMX
Columbia Global Value Fund
Class A: NVVAX	Class B: NGLBX	Class C: NCGLX	Class Z: NVPAX
Columbia High Income Fund
Class A: NAHAX	Class B: NHYBX	Class C: NYICX	Class Z: NYPAX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX	Class I: CVLIX
Class R: CIVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX	Class I: CLPIX
Class W: CLCWX	Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class R: CCERX	Class I: CCEIX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class Z: NINDX
Columbia Large Cap Value Fund
Class A: NVLEX	Class B: NVLNX	Class C: NVALX	Class I: CLRIX
Class R: CVURX	Class W: CLVWX	Class Y: CLCYX	Class Z: NVLUX
Columbia LifeGoal® Balanced Growth Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX	Class R: CLBRX
Class T*: —	Class Z: NBGPX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX	Class R: CLGRX
Class R4*: —	Class Z: NGPAX
Columbia LifeGoal® Income and Growth Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX	Class R: CLIRX
Class Z: NIPAX
Columbia LifeGoal® Income Portfolio
Class A: NLFAX	Class B: NLOBX	Class C: NLFCX	Class Z: CLGZX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX	Class R: CMTRX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX	Class I: CMRIX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX	Class Z: COGZX

C-6518 C (12/10)

Fund
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX	Class I: CMWIX
Class R: CMWRX	Class W: CMSWX	Class Z: NGIPX
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX	Class I: CMOIX
Class R: CMORX	Class Z: NMOAX
Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX	Class R: CMERX
Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX	Class I: CMVUX
Class R: CMVRX	Class R4*: —	Class W: CMUWX	Class Y: CMVYX
Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX	Class I: CUAIX
Class R: CIERX	Class R4*: —	Class W: CMAWX	Class Y*: —
Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A*: —	Class C*: —	Class R*: —	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX	Class I: CTMIX
Class R: CSBRX	Class R4*: —	Class W: CSBWX	Class Y: CSBYX
Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX	Class Z: NSMIX
Columbia Small Cap Growth Fund II
Class A: NSCGX	Class B: NCPBX	Class C: NCPCX	Class Z: PSCPX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B*: —	Class R4*: —	Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX	Class I: CSLIX
Class R: CCTRX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX	Class Z: NSCMX
Columbia Total Return Bond Fund
Class A: NSFAX	Class B: NSFNX	Class C: NSFCX	Class Z: NSFIX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX	Class Z: NVABX
Columbia Corporate Bond Portfolio
Shares: NCOBX
Mortgage- and Asset-Backed Portfolio
Shares: NMTGX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Asset Allocation Fund II	Columbia Asset Allocation Fund II

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

California Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the Columbia, RiverSource, Threadneedle and Seligman brands

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto.

Convertible Securities Fund	Columbia Convertible Securities Fund

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

Georgia Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund

Global Value Fund	Columbia Global Value Fund

GNMA	Government National Mortgage Association

High Income Fund	Columbia High Income Fund

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is currently treated as an “interested person” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Adviser and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

Large Cap Core Fund	Columbia Large Cap Core Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Value Fund	Columbia Large Cap Value Fund

LifeGoal® Balanced Growth Portfolio	Columbia LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio	Columbia LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio	Columbia LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio	Columbia LifeGoal® Income Portfolio

LifeGoal® Portfolios	Each of LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Income and Growth Portfolio and LifeGoal® Income Portfolio

LIBOR	London Interbank Offered Rate

MacKay Shields	MacKay Shields LLC, formerly the investment subadviser to High Income Fund

Marsico	Marsico Capital Management, LLC

Marsico 21st Century Fund	Columbia Marsico 21st Century Fund

Marsico Focused Equities Fund	Columbia Marsico Focused Equities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Marsico Growth Fund	Columbia Marsico Growth Fund

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

Maryland Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund

Masters International Equity Portfolio	Columbia Masters International Equity Portfolio

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Mid Cap Value Fund	Columbia Mid Cap Value Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

North Carolina Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Overseas Value Fund	Columbia Overseas Value Fund

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short Term Bond Fund	Columbia Short Term Bond Fund

Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Small Cap Growth Fund II	Columbia Small Cap Growth Fund II

Small Cap Index Fund	Columbia Small Cap Index Fund

Small Cap Value Fund II	Columbia Small Cap Value Fund II

South Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund

Total Return Bond Fund	Columbia Total Return Bond Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Virginia Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E. Funds and portfolios that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F.

Funds with a fiscal year end of February 28

On or about September 26, 2005, the names of certain of the Funds were changed as follows: Nations Convertible Securities Fund to Columbia Convertible Securities Fund, Nations Value Fund to Columbia Large Cap Value Fund, Nations Marsico 21st Century Fund to Columbia Marsico 21st Century Fund, Nations MidCap Value Fund to Columbia Mid Cap Value Fund, Nations SmallCap Value Fund to Columbia Small Cap Value Fund II, Nations Strategic Growth Fund to Columbia Large Cap Core Fund, Nations Marsico Focused Equities Fund to Columbia Marsico Focused Equities Fund, Nations Marsico Growth Fund to Columbia Marsico Growth Fund, Nations Small Company Fund to Columbia Small Cap Growth Fund II, Nations Global Value Fund to Columbia Global Value Fund, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund, Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund, Nations International Value Fund to Columbia International Value Fund, Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Nations Large Cap Enhanced Core Fund.

On February 28, 2008, each of Large Cap Core Fund, Marsico Focused Equities Fund and Small Cap Growth Fund II converted from a feeder fund in a master/feeder structure to a stand-alone fund. On November 10, 2008, Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Prior to August 2006, Convertible Securities Fund, Global Value Fund, Large Cap Value Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Multi-Advisor International Equity Fund, Mid Cap Value Fund, Small Cap Value Fund II, Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Large Cap Enhanced Core Fund each had a fiscal year end of March 31.

Prior to October 2007, International Value Fund, Large Cap Core Fund, Marsico Focused Equities Fund, Marsico Growth Fund and Small Cap Growth Fund II each had a fiscal year end of March 31.

International Value Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 30, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is diversified, except Marsico Focused Equities Fund. Each of the Funds has a fiscal year end of February 28. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of March 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Asset Allocation Fund to Columbia Asset Allocation Fund II, Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund, Nations Short-Term Income Fund to Columbia Short Term Bond Fund, Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund, Nations Bond Fund to Columbia Total Return Bond Fund, Nations High Yield Bond Fund to Columbia High Income Fund, Nations LifeGoal® Growth Portfolio to Columbia LifeGoal® Growth Portfolio, Nations LifeGoal® Balanced Growth Portfolio to Columbia LifeGoal® Balanced Growth Portfolio, Nations LifeGoal® Income and Growth Portfolio to Columbia LifeGoal® Income and Growth Portfolio and Nations LifeGoal® Income Portfolio to Columbia LifeGoal® Income Portfolio.

On February 28, 2008, High Income Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Each of the LifeGoal® Portfolios is a “fund of funds” that invests its assets in a mix of Underlying Funds using an asset allocation approach.

Masters International Equity Portfolio was first offered as a series of the Trust on February 15, 2006. The Portfolio is a “fund of funds” that invests its assets in a mix of Underlying Funds using an asset allocation approach.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

Each Fund other than Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.

Except Marsico Focused Equities Fund and Maryland Intermediate Municipal Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

As a matter of fundamental policy, under normal circumstances, California Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, each will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

As a matter of fundamental policy, under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May not sell securities short(b)	May not purchase securities of other investment companies(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Asset Allocation Fund II	✓	✓	✓
California Intermediate Municipal Bond Fund	✓	✓	✓
Convertible Securities Fund	✓	✓	✓	✓
Corporate Bond Portfolio	✓	✓	✓	✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓
Global Value Fund	✓	✓	✓	✓
High Income Fund	✓	✓	✓	✓
International Value Fund	✓	✓	✓	✓
Large Cap Core Fund	✓	✓	✓	✓
Large Cap Enhanced Core Fund	✓	✓	✓	✓
Large Cap Index Fund	✓	✓	✓	✓
Large Cap Value Fund	✓	✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓
LifeGoal® Growth Portfolio	✓	✓	✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓
LifeGoal® Income Portfolio	✓	✓	✓
Marsico 21st Century Fund	✓	✓	✓	✓
Marsico Focused Equities Fund	✓	✓	✓	✓
Marsico Global Fund	✓	✓	✓	✓
Marsico Growth Fund	✓	✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓
Maryland Intermediate Municipal Bond Fund	✓	✓	✓
Masters International Equity Portfolio	✓	✓	✓	✓
Mid Cap Index Fund	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓
Mortgage- and Asset- Backed Portfolio	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓
North Carolina Intermediate Municipal Bond Fund	✓	✓	✓
Overseas Value Fund	✓	✓	✓

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May not sell securities short(b)	May not purchase securities of other investment companies(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Short Term Bond Fund	✓	✓	✓	✓
Short Term Municipal Bond Fund	✓	✓	✓	✓
Small Cap Growth Fund II	✓	✓	✓	✓
Small Cap Index Fund	✓	✓	✓	✓
Small Cap Value Fund II	✓	✓	✓	✓
South Carolina Intermediate Municipal Bond Fund	✓	✓	✓
Total Return Bond Fund	✓	✓	✓	✓
Virginia Intermediate Municipal Bond Fund	✓	✓	✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Marsico Focused Equities Fund and Maryland Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Asset Allocation Fund II	California Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	Georgia Intermediate Municipal Bond Fund	Global Value Fund	High Income Fund	International Value Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓

Investment Type	Asset Allocation Fund II	California Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	Georgia Intermediate Municipal Bond Fund	Global Value Fund	High Income Fund	International Value Fund
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓		✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings			✓	✓		✓	✓	✓
Investing in a Master Portfolio								✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓		✓
Municipal Securities	✓	✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓		✓
Standby Commitments	✓
Stripped Securities	✓		✓	✓		✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Asset Allocation Fund II	California Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	Georgia Intermediate Municipal Bond Fund	Global Value Fund	High Income Fund	International Value Fund
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓		✓
Warrants and Rights	✓		✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓	✓		✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates					✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓		✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Standby Commitments					✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	Maryland Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates							✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	Maryland Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓		✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities			✓			✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	Maryland Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments			✓				✓
Stripped Securities	✓	✓	✓	✓	✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	North Carolina Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓		✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	North Carolina Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings		✓	✓	✓		✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Municipal Securities			✓		✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓		✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓			✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓		✓	✓
Warrants and Rights	✓	✓	✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓		✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓		✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	South Carolina Intermediate Municipal Bond Fund	Total Return Bond Fund	Virginia Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	South Carolina Intermediate Municipal Bond Fund	Total Return Bond Fund	Virginia Intermediate Municipal Bond Fund
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓		✓		✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Municipal Securities				✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered

Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status.

Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which the Fund may seek to achieve its investment objective. The 1940 Act permits the Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by

Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, on the other. These policies and procedures provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately but no earlier than 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately but no earlier than 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately but no earlier than 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end are posted on the Columbia Funds’ website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, money market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

The Adviser makes publicly available information regarding certain Columbia Fund’s largest five to fifteen holdings, as a percent of the market value of the Columbia Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website generally no earlier than fifteen (15) days following the month-end.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Columbia Fund’s Board has adopted policies to ensure that the Columbia Fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Adviser’s legal department, the

Adviser’s compliance department, and the Columbia Funds’ President. The PHC has been authorized by each Columbia Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the Columbia Fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Columbia Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

The International Value Fund is a Feeder Fund and does not pay investment advisory fees because it invests all of its assets in Columbia International Value Master Portfolio. The Adviser earns its fee as the investment adviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund/Portfolio – Annual Fund/Portfolio Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
California Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Georgia Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
International Value Fund*	0.85%	0.80%	0.75%	0.70%	0.68%	0.66%
Large Cap Core Fund	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%
Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Marsico Focused Equities Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Marsico Growth Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Maryland Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
North Carolina Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
South Carolina Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Total Return Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Virginia Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%

*	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

Fund	All assets
Asset Allocation Fund II	0.60%
Corporate Bond Portfolio	0.00%
LifeGoal® Balanced Growth Portfolio	0.25%
LifeGoal® Growth Portfolio	0.25%
LifeGoal® Income and Growth Portfolio	0.25%
Large Cap Index Fund	0.10%
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%
Masters International Equity Portfolio	0.00%
Mid Cap Index Fund	0.10%
Mortgage- and Asset-Backed Portfolio	0.00%
Overseas Value Fund	0.82%
Short Term Bond Fund	0.30%
Small Cap Index Fund	0.10%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion
Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%
High Income Fund	0.55%	0.52%	0.49%	0.46%
Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%

Fund	First $500 million	In excess of $500 million
Short Term Municipal Bond Fund	0.30%	0.25%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion
Small Cap Growth Fund II	0.70%	0.65%	0.60%
Small Cap Value Fund II	0.70%	0.65%	0.60%

For LifeGoal® Income Portfolio, the Adviser is entitled to receive an investment advisory fee of 0.50% on LifeGoal® Income Portfolio’s average daily net assets based on assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. LifeGoal® Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. Actual management fees will be charged to the LifeGoal® Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio).

Advisory Fees Paid by the Funds

The Previous Adviser received fees from the Funds for its services as reflected in the following charts, which show the advisory fees paid to and, as applicable, waived/reimbursed by the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Advisory Fee Paid	$2,864,932	$3,723,034	$6,072,972
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Global Value Fund
Advisory Fee Paid	$600,279	$1,445,555	$3,094,056
Amount Reimbursed	—	—	—
Amount Waived	$187,426	—	—

Large Cap Enhanced Core Fund
Advisory Fee Paid	$1,787,603	$2,181,829	$2,717,957
Amount Reimbursed	—	—	$366,741
Amount Waived	$151,553	$431,216	—

Large Cap Index Fund
Advisory Fee Paid	$2,231,458	$2,246,733	$2,721,298
Amount Reimbursed	—	—	$1,647,710
Amount Waived	$1,389,496	$1,330,267	—

Large Cap Value Fund
Advisory Fee Paid	$11,014,155	$13,798,451	$19,857,743
Amount Reimbursed	—	—	—
Amount Waived	$66,850	—	$216,667

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Marsico 21st Century Fund
Advisory Fee Paid	$25,152,257	$11,168,797	$42,309,565
Amount Reimbursed	—	—	—
Amount Waived	—	$415,508	$114,774

Marsico Global Fund**
Advisory Fee Paid	$37,247	$30,317	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	$178,993	—	N/A

Marsico International Opportunities Fund
Advisory Fee Paid	$10,350,691	$19,536,182	$26,230,465
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Index Fund
Advisory Fee Paid	$1,614,963	$1,674,088	$2,134,906
Amount Reimbursed	—	—	$1,787,724
Amount Waived	$907,678	$1,688,944	—

Mid Cap Value Fund
Advisory Fee Paid	$20,846,297	$22,018,205	$22,654,210
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Multi-Advisor International Equity Fund
Advisory Fee Paid	$9,501,068	$12,759,354	$16,139,511
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Overseas Value Fund***
Advisory Fee Paid	$58,138	$59,187	N/A
Amount Reimbursed	$133,414	$208,317	N/A
Amount Waived	—	—

Small Cap Index Fund
Advisory Fee Paid	$1,163,978	$1,162,242	$1,544,845
Amount Reimbursed	—	—	—
Amount Waived	$43,874	—	—

Small Cap Value Fund II
Advisory Fee Paid	$8,000,936	$7,949,823	$5,519,875
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Recovery of Fees Waived or Expenses Reimbursed by the Previous Adviser	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no advisory fees prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no advisory fees prior to that date.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*		Fiscal Period Ended February 29, 2008*		Fiscal Year Ended March 31, 2007*
International Value Fund**
Advisory Fee Paid	$13,867,175	$18,922,007		$28,581,565		$32,446,266
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—

Large Cap Core Fund
Advisory Fee Paid	$5,991,679	$6,940,605		$22,723	***	$8,858,839
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—

Marsico Focused Equities Fund
Advisory Fee Paid	$18,946,739	$7,416,891		$78,891	***	$27,024,538
Amount Reimbursed	—	—		—		—
Amount Waived	—	$224,668		$29,325		—

Marsico Growth Fund
Advisory Fee Paid	$23,646,080	$7,022,977	[1]	$36,479,028	[2]	$30,737,961
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		$88,981		—

Small Cap Growth Fund II
Advisory Fee Paid	$2,294,866	$2,821,583		$9,170	***	$3,660,996
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—
Recovery of Fees Waived by the Previous Adviser	—	—		$103,156		—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.
***	Until February 28, 2008, the Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period April 1, 2007 to February 28, 2008, Columbia Large Cap Core Master Portfolio paid $8,302,783 in advisory fees, Columbia Marsico Focused Equities Master Portfolio paid $27,944,659 in advisory fees and Columbia Small Cap Growth Fund II paid $3,791,375 in advisory fees.
[1]

Until November 10, 2008, Marsico Growth Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period March 1, 2008 to November 10, 2008, Columbia Marsico Growth Master Portfolio paid $25,572,128 in advisory fees, $309,527 of which was waived by the Adviser.

[2]	Amounts shown are for the Fund’s corresponding Master Portfolio, which may include one or more additional feeder funds.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Advisory Fee Paid	$555,327	$624,721	$884,316
Amount Reimbursed	$177,252	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
California Intermediate Municipal Bond Fund
Advisory Fee Paid	$877,537	$895,804	$628,029
Amount Reimbursed	$249,629	$299,298	$245,824
Amount Waived	—	—	—

Corporate Bond Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Georgia Intermediate Municipal Bond Fund
Advisory Fee Paid	$531,704	$508,291	$483,879
Amount Reimbursed	$221,167	$212,433	$246,888
Amount Waived	—	—	—

High Income Fund
Advisory Fee Paid	$1,368,680	$1,251,540	$351,545	**
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Balanced Growth Portfolio
Advisory Fee Paid	$1,343,431	$1,479,159	$2,458,096
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Growth Portfolio
Advisory Fee Paid	$879,067	$1,008,735	$1,849,265
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income and Growth Portfolio
Advisory Fee Paid	$346,254	$362,391	$528,855
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income Portfolio
Advisory Fee Paid	$15,573	$16,419	$18,539
Amount Reimbursed	$147,165	$88,426	$127,894
Amount Waived	$3,114	$3,284	$3,708

Maryland Intermediate Municipal Bond Fund
Advisory Fee Paid	$649,165	$637,768	$665,252
Amount Reimbursed	$249,129	$239,429	$267,402
Amount Waived	—	—	—

Masters International Equity Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	$409,217	$483,770	$454,382
Amount Waived	—	—	—

Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
North Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$807,714	$743,468	$716,191
Amount Reimbursed	$259,947	$259,156	$293,196
Amount Waived	—	—	—

Short Term Bond Fund
Advisory Fee Paid	$5,778,812	$3,615,919	$2,820,376
Amount Reimbursed	$531,044	$221,792	$188,025
Amount Waived	—	—	—

Short Term Municipal Bond Fund
Advisory Fee Paid	$5,376,376	$2,263,618	$1,244,272
Amount Reimbursed	$223,599	$602,386	$470,889
Amount Waived	—	—	—

South Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$810,122	$831,600	$735,156
Amount Reimbursed	$247,880	$267,234	$273,304
Amount Waived	—	—	—

Total Return Bond Fund
Advisory Fee Paid	$4,695,452	$5,302,451	$6,392,539
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Virginia Municipal Bond Fund
Advisory Fee Paid	$1,332,156	$1,321,628	$1,314,492
Amount Reimbursed	$298,704	$367,033	$386,045
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Until February 28, 2008, the Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period April 1, 2007 to February 27, 2008, Columbia High Income Master Portfolio paid $6,040,994 in advisory fees, none of which was waived or reimbursed by the Previous Adviser.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Alfred F. Alley III, CFA	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund

Leonard A. Aplet, CFA	Short Term Bond Fund

Portfolio Manager	Fund(s)
Anwiti Bahuguna, PhD	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Masters International Equity Portfolio

Kent M. Bergene	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

Wayne M. Collette, CFA	Small Cap Growth Fund II

Brian M. Condon, CFA	Large Cap Enhanced Core Fund

Fred Copper, CFA	Masters International Equity Portfolio Multi-Advisor International Equity Fund* Overseas Value Fund

James D’Arcy, CFA

California Intermediate Municipal
Bond Fund

Georgia Intermediate Municipal
Bond Fund

Maryland Intermediate Municipal
Bond Fund

North Carolina Intermediate Municipal Bond Fund

Short Term Municipal Bond Fund

South Carolina Intermediate Municipal Bond Fund

Virginia Intermediate Municipal
Bond Fund

Lori J. Ensinger, CFA	Large Cap Value Fund Mid Cap Value Fund

Jarl Ginsberg, CFA	Small Cap Value Fund II

David I. Hoffman	Large Cap Value Fund Mid Cap Value Fund

Yan Jin	Convertible Securities Fund

David Joy	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

David L. King, CFA	Convertible Securities Fund

Brian Lavin, CFA	High Income Fund Total Return Bond Fund

Craig Leopold, CFA	Large Cap Core Fund

Gregory Scott Liechty	Short Term Bond Fund

Portfolio Manager	Fund(s)
Lawrence W. Lin, CFA	Small Cap Growth Fund II

Colin Moore

Asset Allocation Fund II

LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio

LifeGoal® Income

Masters International Equity Portfolio

Multi-Advisor International Equity Fund*

George J. Myers, CFA	Small Cap Growth Fund II

Brian D. Neigut	Small Cap Growth Fund II

Carl W. Pappo, CFA	Corporate Bond Portfolio Total Return Bond Fund

Kent M. Peterson, PhD	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Masters International Equity Portfolio

Noah J. Petrucci, CFA	Large Cap Value Fund Mid Cap Value Fund

Alexander D. Powers	Total Return Bond Fund

Lee Reddin	Mortgage- and Asset-Backed Portfolio

Peter Santoro, CFA	Large Cap Core Fund

Marie M. Schofield, CFA	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Masters International Equity Portfolio

Diane L. Sobin, CFA	Large Cap Value Fund Mid Cap Value Fund

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II

Ronald B. Stahl, CFA	Short Term Bond Fund

Michael W. Zazzarino	Mortgage- and Asset-Backed Portfolio Total Return Bond Fund

*	Responsible for the portion of the Multi-Advisor International Equity Fund that is advised by the Adviser.

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending February 28
Convertible Securities Fund	Yan Jin	3 other accounts	$500,000	None	None	(1)
	David L. King, CFA[1]	18 other accounts	$38.5 million	None	None	(1)
Large Cap Core Fund	Craig Leopold, CFA	1 RICs 2 PIVs 500 other accounts	$75 million $275 million $1 billion	None	$10,001- $50,000[a] $10,001- $50,000[b]	(1)
	Peter Santoro, CFA	2 RICs 2 PIVs 500 other accounts	$150 million $275 million $1 billion	None	$50,001- $100,000[a] $10,001- $50,000[b]	(1)
Large Cap Enhanced Core Fund	Brian M. Condon, CFA	2 RICs 8 PIVs 38 other accounts	$324 million $837 million $2.569 billion	1 other account ($23 million)	None	(1)
Large Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$3.382 billion $224.9 million $3.723 billion	None	$1- $10,000[a]	(1)
Large Cap Value Fund	Lori J. Ensinger, CFA	11 RICs 2 PIV 4,637 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[a]	(1)
	David I. Hoffman	11 RICs 2 PIV 4,643 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[b]	(1)
	Noah J. Petrucci, CFA	11 RICs 2 PIV 4,643 other accounts	$4.83 billion $375 million $2.5 billion	None	$50,001 - $100,000[a] $1- $10,000[b]	(1)
	Diane L. Sobin, CFA	11 RICs 2 PIV 4,648 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[a] $10,001- $50,000[b]	(1)
Mid Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$4.104 billion $224.9 million $3.723 billion	None	$10,001- $50,000[a]	(1)
Mid Cap Value Fund	Lori J. Ensinger, CFA	11 RICs 2 PIV 4,637 other accounts	$2.73 billion $375 million $2.5 billion	None	$50,001- $100,000[a]	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	David I. Hoffman	11 RICs 2 PIV 4,643 other accounts	$2.73 billion $375 million $2.5 billion	None	$100,001- $500,000[a]	(1)
	Noah J. Petrucci, CFA	11 RICs 2 PIV 4,643 other accounts	$2.73 billion $375 million $2.5 billion	None	$10,001- $50,000[a]	(1)
	Diane L. Sobin, CFA	11 RICs 2 PIV 4,648 other accounts	$2.73 billion $375 million $2.5 billion	None	$100,001- $500,000[a] $10,001- $50,000[b]	(1)
Multi-Advisor International Equity Fund**	Fred Copper, CFA	9 RICs 4 PIV 24 other accounts	$1.41 billion $634.7 million $86.9 million	None	None	(1)
	Colin Moore	18 RICs 26 PIVs 21 other accounts	$2.12 billion $2.4 billion $299 million	None	None	(1)
Overseas Value Fund	Fred Copper, CFA	9 RICs 4 PIV 24 other accounts	$2.0 billion $634.7 million $86.9 million	None	None	(1)
Small Cap Growth Fund II	Wayne M. Collette, CFA[1]	10 RICs 1 PIVs 114 other accounts	$2.546 billion $125.4 million $216.4 million	None	None	(1)
	Lawrence W. Lin, CFA	7 RICs 1 PIVs 108 other accounts	$2.129 billion $125.4 million $138.8 million	None	None	(1)
	George J. Myers, CFA[1]	7 RICs 1 PIVs 103 other accounts	$2.129 billion $125.4 million $138.8 million	None	None	(1)
	Brian D. Neigut[1]	7 RICs 1 PIV 105 other accounts	$2.129 billion $125.4 million $138.6 million	None	None	(1)
Small Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$4.656 billion $224.9 million $3.723 billion	None	$1- $10,000a	(1)
Small Cap Value Fund II	Jarl Ginsberg, CFA	2 RICs 37 other accounts	$0.2 billion $0.4 billion	None	$100,001- $500,000[a]	(1)
	Christian K. Stadlinger, PhD, CFA	2 RICs 33 other accounts	$0.2 billion $0.4 billion	None	$500,001- $1,000,000[a] $50,001- $100,000[b]	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending March 31
Asset Allocation Fund II	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$2 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(2)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.521 billion $2.4 billion $299 billion	None	None	(1)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$2 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$2 billion $2.4 billion $296 billion	None	None	(1)
California Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Corporate Bond Portfolio	Carl W. Pappo, CFA	4 RICs 3 other accounts	$5.626 billion $850,000	None	None	(1)
Georgia Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
High Income Fund	Brian Lavin, CFA[2]	13 RICs 1 PIV 3 other accounts	$10.213 million $10.48 million $684.84 million	None	None	(2)
LifeGoal® Balanced Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.519 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(2)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.039 billion $2.4 billion $299 billion	None	None	(1)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.519 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.519 billion $2.4 billion $296 billion	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
LifeGoal® Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.708 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(2)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.228 billion $2.4 billion $299 billion	None	None	(1)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.708 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.708 billion $2.4 billion $296 billion	None	None	(1)
LifeGoal® Income and Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.955 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(2)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.475 billion $2.4 billion $299 billion	None	None	(1)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.955 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.955 billion $2.4 billion $296 billion	None	None	(1)
LifeGoal® Income Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$2.07 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(2)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.59 billion $2.4 billion $299 billion	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$2.07 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$2.07 billion $2.4 billion $296 billion	None	None	(1)
Maryland Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Masters International Equity Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.963 billion $2.4 billion $296 million	None	None	(1)
	Fred Copper, CFA	10 RICs 4 PIVs 24 other accounts	$1.8 billion $634.7 million $92.4 million	None	None	(1)
	Colin Moore	18 RICs 26 PIV 21 other accounts	$3.483 billion $2.4 billion $299 billion	None	None	(1)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.963 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIVs 16 other accounts	$1.963 billion $2.4 billion $296 billion	None	None	(1)
Mortgage- and Asset- Backed Portfolio	Lee Reddin	2 other accounts	$120,000	None	None	(1)
	Michael W. Zazzarino	5 RICs 9 PIVs 9 other accounts	$4.766 billion $2.64 billion $1.92 billion	None	None	(1)
North Carolina Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Short Term Bond Fund	Leonard A. Aplet, CFA	5 RICs 9 PIVs 80 other accounts	$410 million $3.34 billion $3.65 billion	None	Over $1,000,000[a] $1-$10,000[b]	(1)
	Gregory Scott Liechty	19 other accounts	$59 million	None	None	(1)
	Ronald B. Stahl	7 RICs 9 PIVs 62 other accounts	$420 million $3.34 billion $3.64 billion	None	None	(1)
Short Term Municipal Bond Fund	James D’Arcy, CFA	2 PIVs 12 other accounts	$266.8 million $189.3 million	None	$10,001- $50,000[a] $1-$10,000[b]	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
South Carolina Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Total Return Bond Fund	Brian Lavin, CFA[3]	2 RICs 1 PIVs 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$4.355 billion $850,000	None	None	(1)
	Alexander D. Powers	2 RICs 7 PIVs 17 other accounts	$2.105 billion $2.1 billion $1.1 billion	None	None	(1)
	Michael W. Zazzarino	5 RICs 9 PIVs 9 other accounts	$3.516 billion $2.64 billion $1.92 billion	None	None	(1)
Virginia Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Reflects information for the portion of the Multi-Advisor International Equity Fund that is advised by the Adviser.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of March 31, 2010.
[2]	Information provided as of August 31, 2010.
[3]	Information provided as of April 30, 2010.

Structure of Compensation

(1) Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

Compensation for portfolio managers who were associates of the Previous Adviser prior to May 1, 2010, is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

(2) Compensation of Legacy RiverSource Investments, LLC Portfolio Managers

Compensation for portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC), is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Adviser’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Adviser employees. Depending upon their job level, Adviser portfolio managers may also be eligible for other benefits or perquisites that are available to all Adviser employees at the same job level.

For Mr. Bergene and Mr. Joy, the annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives. The assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. For Mr. Joy, the assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for Mr. Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for funds. In addition, subject to certain vesting requirements, the compensation of Mr. Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covered the three-year period that started in January 2007 and ended in December 2009.

For all other portfolio managers, the annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Adviser has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III, CFA	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification
	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification
	Small Cap Index Fund	S&P Small Cap 600® Index	Lipper Small-Cap Core Funds Classification

Leonard A. Aplet, CFA	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Anwiti Bahuguna, PhD	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification
	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

Kent M. Bergene	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Wayne M. Collette, CFA	Small Cap Growth Fund II	Russell 2000 Index Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian M. Condon, CFA	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Fred Copper, CFA	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Overseas Value Fund	MSCI EAFE Value Index	Lipper International Large-Cap Value Funds Classification

James D’Arcy, CFA	California Intermediate Municipal Bond Fund	Barclays Capital California 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification
	Georgia Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	Maryland Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	North Carolina Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	Short Term Municipal Bond Fund	Barclays Capital 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification
	South Carolina Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	Virginia Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Lori J. Ensinger, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Jarl Ginsberg, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification[a]

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
David I. Hoffman	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Yan Jin	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

David Joy	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

David L. King, CFA	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Brian Lavin, CFA	High Income Fund	Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification
	Total Return Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Craig Leopold, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Gregory Scott Liechty	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Lawrence W. Lin, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Colin Moore	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification
	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

George J. Myers, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Carl W. Pappo, CFA	Corporate Bond Portfolio	Barclays Capital Credit Bond Index	N/A
	Total Return Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Kent M. Peterson, PhD	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification
	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

Noah J. Petrucci, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell Mid Cap Value Index	Lipper Mid-Cap Value Classification

Alexander D. Powers	Total Return Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Lee Reddin	Mortgage and Asset-Backed Portfolio	Barclays Capital U.S. Securitized Index	N/A

Peter Santoro, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification
Marie M. Schofield, CFA	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification
	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

Diane L. Sobin, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell Mid Cap Value Index	Lipper Mid-Cap Value Classification

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

Ronald B. Stahl, CFA	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Michael W. Zazzarino	Mortgage and Asset-Backed Portfolio	Barclays Capital U.S. Securitized Index	Lipper Intermediate Investment Grade Debt Funds Classification
	Total Return Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

The Adviser’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Adviser, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Adviser discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

For Global Value Fund and Marsico Growth Fund, if the Funds were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

The Subadvisers and Investment Subadvisory Services

Brandes

Brandes is the investment subadviser to Global Value Fund and Columbia International Value Master Portfolio. The International Value Fund is a Feeder Fund and does not have its own subadviser(s) because it invests all of its assets in Columbia International Value Master Portfolio. With respect to the International Value Fund, Brandes earns its fee as the investment subadviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2010, Brandes had approximately $51.6 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of each Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Brandes for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Brandes

The Adviser pays Brandes, as full compensation for services provided and expenses assumed, a subadvisory fee for Global Value Fund and Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets:

Fund/Master Portfolio	Rate of Compensation
Global Value Fund	• 0.50% on aggregate assets of Global Value Fund on the first $1 billion • 0.45% on aggregate assets of Global Value Fund above $1 billion
Columbia International Value Master Portfolio	• 0.50% of average daily net assets of International Value Master Portfolio

Subadvisory Fees Paid to Brandes

Brandes received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund
Advisory Fee Paid	$324,922	$799,901	$1,715,858
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*
Advisory Fee Paid	$8,841,168	$12,462,818	$19,593,220	$22,308,152
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.

Brandes Portfolio Manager(s)

The following provides additional information about the Brandes portfolio manager(s) responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Brandes portfolio manager(s) responsible for the Fund(s) are:

Portfolio Manager	Fund(s)
Jim Brown, CFA	Global Value Fund International Value Fund

Glenn R. Carlson, CFA	Global Value Fund International Value Fund

Brent Fredberg	Global Value Fund International Value Fund

Portfolio Manager	Fund(s)

Jeffrey Germain, CFA	Global Value Fund International Value Fund

Amelia M. Morris, CFA	Global Value Fund International Value Fund

Brent V. Woods, CFA	Global Value Fund International Value Fund

Brandes Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by the Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Global Value Fund	Jim Brown, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Glenn R. Carlson, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent Fredberg[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Jeffrey Germain, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Amelia M. Morris, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent V. Woods, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
International Value Fund	Jim Brown, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None

Other Accounts Managed by the Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
	Glenn R. Carlson, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent Fredberg[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Jeffrey Germain, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Amelia M. Morris, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent V. Woods, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[1]	Account information provided as of March 31, 2010.

Brandes Portfolio Manager(s) Compensation

Brandes’ compensation structure for portfolio managers/analysts is four-fold: competitive base salaries, participation in an annual bonus plan, participation in profit sharing plan and eligibility for participation in the firm’s equity through partnership or phantom equity. Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts.

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Causeway

Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway.

Subadvisory Rates Paid to Causeway

Until July 8, 2009, at which time the Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway, the Previous Adviser paid Causeway, as full compensation for services provided and expenses assumed, a subadvisory fee for Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate listed below as a percentage of the average daily net assets of the Fund:

Fund	Rate of Compensation
Multi-Advisor International Equity Fund	• 0.43% of aggregate average daily net assets of Multi-Advisor International Equity Fund

Subadvisory Fees Paid to Causeway

Causeway received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Causeway, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2008
Multi-Advisor International Equity Fund
Advisory Fee Paid	$1,379,059	$4,183,414	$5,502,776
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

MacKay Shields

Until October 27, 2010, at which time the Adviser assumed investment management responsibility of High Income Fund previously sub-advised by MacKay Shields, the Adviser paid MacKay, as full compensation for services provided and expenses assumed, a subadvisory fee for High Income Fund, computed daily and payable monthly at the annual rate listed below as a percentage of the average daily net assets of the Fund:

Fund	Rate of Compensation
High Income Fund

•   0.40% of the average daily net assets of High Income Fund up to and including $100 million

•   0.375% of average daily net assets of High Income Fund in excess of $100 million and up to and including $200 million

•   0.35% of average daily net assets of High Income Fund in excess of $200 million

Subadvisory Fees Paid to MacKay Shields

MacKay Shields received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to MacKay Shields, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008*
High Income Fund
Advisory Fee Paid	$2,737,848	$2,508,574	$3,219,688
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	Until February 28, 2008, the Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period April 1, 2007 to February 28, 2008, Columbia High Income Master Portfolio paid $2,985,314 in advisory fees, and from February 28, 2008 through March 31, 2008, the Fund paid $234,374 in subadvisory fees.

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, Marsico is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Holdings, LLC, a Delaware Limited Liability Company. As of September 30, 2010, Marsico had approximately $47.2 billion under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Marsico

Effective May 1, 2010, the Adviser pays Marsico, and for the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund and Marsico Growth Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof subadvised by Marsico (“U.S. Funds”)*:

Fund	Rate of Compensation
U.S. Funds

•   0.45% on aggregate assets of the U.S. Funds up to $18 billion

•   0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion

•   0.35% on aggregate assets of the U.S. Funds above $21 billion

*

For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico 21st Century Fund; (ii) Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund subadvised by Marsico, as the Adviser and Marsico mutually agree in writing.

Effective May 1, 2010, the Adviser pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof subadvised by Marsico (“International Funds”)*:

Fund	Rate of Compensation
International Funds

•   0.45% on aggregate assets of the International Funds up to $6 billion

•   0.40% on aggregate assets of the International Funds between $6 billion and $10 billion

•   0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund; (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Columbia Marsico International Opportunities Fund, Variable Series; and (v) any future Columbia international equity fund subadvised by Marsico, as the Adviser and Marsico mutually agree in writing.

The Adviser pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of the Marsico Global Fund:

Fund	Rate of Compensation
Marsico Global Fund

•   0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion

•   0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion

•   0.35% on aggregate assets of the Marsico Global Fund above $3 billion

For the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

Subadvisory Fees Paid to Marsico

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009		Fiscal Period Ended February 29, 2008*
Marsico 21st Century Fund
Advisory Fee Paid	$17,890,538	$30,553,834		$8,068,502
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Marsico Focused Equities Fund
Advisory Fee Paid	$13,085,046	$17,405,934		$4,579,577	**
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Marsico Global Fund***
Advisory Fee Paid	$20,688	$17,043		N/A
Amount Reimbursed	—	—		N/A
Amount Waived	—	—		N/A

Marsico Growth Fund
Advisory Fee Paid	$16,721,820	$23,371,676	**	$6,299,921
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008*
Marsico International Opportunities Fund
Advisory Fee Paid	$5,728,038	$10,955,978	$2,927,361
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Multi-Advisor International Equity Fund
Advisory Fee Paid	$3,532,116	$4,836,093	$1,316,794
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	Marsico was an affiliated investment subadviser of the Previous Adviser until December 14, 2007. Therefore, the subadvisory fees paid are for the period December 14, 2007 through February 29, 2008.
**	Includes amount paid for services provided to former Master Portfolio.
***	Marsico Global Fund commenced operations in April 2008 and therefore paid no subadvisory fees prior to that date.

Marsico Portfolio Manager(s)

The following provides additional information about the Marsico portfolio manager(s) responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio manager(s) responsible for the Fund(s) are:

Portfolio Manager	Fund(s)
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund

Corydon J. Gilchrist, CFA	Marsico 21st Century Fund
Marsico Global Fund

Thomas F. Marsico	Marsico Focused Equities Fund
Marsico Global Fund
Marsico Growth Fund

Munish Malhotra, CFA	Marsico International Opportunities Fund
Multi-Advisor International Equity Fund

A. Douglas Rao	Marsico Focused Equities Fund
Marsico Growth Fund

Coralie Witter, CFA	Marsico Focused Equities Fund
Marsico Growth Fund

Marsico Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Marsico 21st Century Fund	Corydon J. Gilchrist, CFA[a]	5 RICs 9 PIVs 10 other accounts	$4.927 billion $1.577 billion $1.6 billion	None	None
Marsico Focused Equities Fund	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$16.402 billion $2.286 billion $13.613 billion	None	None
	A. Douglas Rao[c]	10 RICs 2 other accounts	$10.335 billion $4.757 billion	None	None
	Coralie Witter, CFA[1]	None	$0	None	None
Marsico Global Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$8.801 billion $1.238 billion $2.201 billion	None	None
	Corydon J. Gilchrist, CFA[a]	5 RICs 9 PIVs 10 other accounts	$4.927 billion $1.577 billion $1.6 billion	None	None
	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$19.352 billion $2.286 billion $13.613 billion	None	None
Marsico Growth Fund	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$15.647 billion $2.286 billion $13.613 billion	None	None
	A. Douglas Rao[c]	10 RICs 2 other accounts	$9.580 billion $4.757 billion	None	None
	Coralie Witter, CFA[1]	None	$0	None	None
Marsico International Opportunities Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$7.607 billion $1.238 billion $2.201 billion	None	None
	Munish Malhotra, CFA[1]	None	$0	None	None

		Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
Multi-Advisor International Equity Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$8.062 billion $1.238 billion $2.201 billion	None	None
	Munish Malhotra, CFA[1]	None	$0	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[1]	Information is provided as of October 31, 2010.
[a]

One of the “Other Accounts” is a wrap fee platform, which includes 2,357 of underlying clients with total assets of approximately $458 million and one of the “Other Accounts” represents a model portfolio with total assets of approximately $117 million.

[b]

One of the “Other Accounts” is a wrap fee platform, which includes 9,270 underlying clients with total assets of approximately $2,945 and two of the “Other Accounts” represent model portfolio with total assets of approximately $1.813 billion.

[c]

The “Other Accounts” are a wrap fee platform, which includes approximately 9,270 underlying clients with total assets of approximately $2.945 billion, and a model portfolio with total assets of approximately $1.812 billion.

Marsico Portfolio Manager(s) Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Marsico Portfolio Managers and Potential Conflicts of Interest

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The Previous Administrator received fees from the Funds for its services as reflected in the following charts, which show administration fees paid to and, as applicable waived/reimbursed by the Previous Administrator, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Administration Fee Paid	$645,345	$867,215	$1,501,974
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Global Value Fund
Administration Fee Paid	$65,422	$211,052	$483,369
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Large Cap Enhanced Core Fund
Administration Fee Paid	$760,800	$970,695	$1,247,255
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Large Cap Index Fund
Administration Fee Paid	$2,231,508	$2,238,144	$2,721,298
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Large Cap Value Fund
Administration Fee Paid	$3,641,178	$4,741,946	$7,040,233
Amount Reimbursed	—	$200,002	$200,001
Amount Waived	—	—	—

Marsico 21st Century Fund
Administration Fee Paid	$8,603,983	$15,005,283	$15,184,769
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Marsico Global Fund***
Administration Fee Paid	—	—	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	—	—	—

Marsico International Opportunities Fund
Administration Fee Paid	$2,706,440	$5,232,450	$7,047,989
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Index Fund
Administration Fee Paid	$1,474,963	$1,534,088	$1,983,318
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Value Fund
Administration Fee Paid	$6,437,740	$6,836,190	$7,040,843
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Multi-Advisor International Equity Fund
Administration Fee Paid	$2,340,535	$3,345,352	$4,370,355
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Overseas Value Fund***
Administration Fee Paid	—	—	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	—	—	N/A

Small Cap Index Fund
Administration Fee Paid	$1,163,978	$1,162,133	$1,544,239
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Small Cap Value Fund II
Administration Fee Paid	$1,916,545	$1,901,446	$1,229,303
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no administration fees prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no administration fees prior to that date.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*		Fiscal Year Ended March 31, 2007*
International Value Fund**
Administration Fee Paid	$2,523,528	$3,627,490	$5,790,419		$6,574,153
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Large Cap Core Fund
Administration Fee Paid	$1,646,222	$1,967,356	$1,820,111	***	$1,907,360	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Marsico Focused Equities
Administration Fee Paid	$6,259,486	$8,469,821	$5,370,916	***	$5,095,728	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Marsico Growth Fund
Administration Fee Paid	$8,032,650	$7,436,572	$7,074,752	***	$5,791,064	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Small Cap Growth Fund II
Administration Fee Paid	$296,532	$372,770	$331,182	***	$416,914	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	The Administration fees are paid at both the Master Portfolio- and Feeder Fund –levels; amounts shown above include only the portion paid at the Feeder Fund-level.
***	Prior to the Fund’s conversion from a feeder fund in a master/feeder structure to a stand-alone fund, the Administration fees were paid at both the Master Portfolio- and Feeder-Fund levels; amounts shown include only the portion paid at the Feeder-Fund level.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Administration Fee Paid	$56,172	$68,070	$103,492
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

California Intermediate Municipal Bond Fund
Administration Fee Paid	$258,160	$264,344	$163,661
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Corporate Bond Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Georgia Intermediate Municipal Bond Fund
Administration Fee Paid	$141,447	$133,545	$115,028
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

High Income Fund
Administration Fee Paid	$1,610,648	$1,462,420	$1,581,588	**
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Balanced Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income and Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income Portfolio
Administration Fee Paid	$39,883	$38,550	$39,819
Amount Reimbursed	$27,743	$26,949	$30,446
Amount Waived	—	—	—

Maryland Intermediate Municipal Bond Fund
Administration Fee Paid	$181,093	$177,259	$176,246
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Masters International Equity Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

North Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$234,514	$212,808	$193,432
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Short Term Bond Fund
Administration Fee Paid	$2,556,779	$1,550,851	$1,165,896
Amount Reimbursed	$97,492	$241,564	—
Amount Waived	—	—	—

Short Term Municipal Bond Fund
Administration Fee Paid	$2,935,466	$1,071,138	$511,659
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

South Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$235,422	$242,696	$199,829
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Total Return Bond Fund
Administration Fee Paid	$1,803,180	$2,099,443	$2,638,964
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Virginia Municipal Bond Fund
Administration Fee Paid	$411,604	$408,177	$395,351
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	Prior to the Fund’s conversion from a feeder fund in a master/feeder structure to a stand-alone fund, the Administration fees were paid at both the Master Portfolio- and Feeder-Fund levels; amounts shown include only the portion paid at the Feeder Fund-level.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the

Administrator. Under the State Street Agreements, each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Large Cap Index Fund and Small Cap Index Fund), also reimburses State Street for certain out-of-pocket expenses and charges.

Under the State Street Agreements, LifeGoal® Income Portfolio and Masters International Equity Portfolio pay State Street an annual fee of $26,000 paid monthly. LifeGoal® Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges. Except for LifeGoal® Income Portfolio, the LifeGoal® Portfolios do not pay any separate fees for services rendered under the State Street Agreements, and, except for LifeGoal® Income Portfolio, the fees for pricing and bookkeeping services incurred by the LifeGoal® Portfolios are paid as part of the management fee.

Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pursuant to an assumption agreement with the Adviser, Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio do not pay separate fees for services rendered under the State Street Agreements and do not pay fees for pricing and bookkeeping services.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

The Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$117,450	$136,127	$155,666

Global Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$59,373	$72,500	$101,627

Large Cap Enhanced Core Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$117,947	$129,888	$142,326

Large Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Large Cap Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,357	$141,105	$141,180

Marsico 21st Century Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$147,990	$144,160	$151,351

Marsico Global Fund**
Amount Paid to Adviser	—	—	N/A
Amount Paid to State Street	$22,418	$16,411	N/A

Marsico International Opportunities Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$151,423	$150,412	$151,942

Mid Cap Index Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$145,331	$145,519	$145,051

Mid Cap Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,991	$141,486	$141,577

Multi-Advisor International Equity Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$155,605	$153,963	$155,814

Overseas Value Fund***
Amount Paid to Adviser	—	—	N/A
Amount Paid to State Street	$15,682	$14,124	N/A

Small Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Small Cap Value Fund II
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,971	$141,609	$139,589

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no pricing and bookkeeping fees prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no pricing and bookkeeping fees prior to that date.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
International Value Fund**
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$38,000	$38,000	$34,835	$38,000

Large Cap Core Fund
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$144,815	$144,115	$34,834	$38,000

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
Marsico Focused Equities Fund
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$143,765	$143,367	$34,834	$38,000

Marsico Growth Fund***
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$143,813	$60,038	$38,309	$38,000

Small Cap Growth Fund II
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$89,209	$100,308	$34,834	$38,000

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.
***	Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund on November 10, 2008. All amounts shown prior to that date are only the portion that was paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$69,984	$73,930	$78,683

California Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$89,890	$93,328	$72,662

Corporate Bond Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Georgia Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$68,821	$66,874	$64,146

High Income Fund
Amount Paid to Adviser	—	—	$2,603
Amount Paid to State Street	$169,120	$159,698	$46,793

LifeGoal® Balanced Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Income and Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Income Portfolio
Amount Paid to Adviser	—	—	$8,032
Amount Paid to State Street	$26,283	$26,128	$26,000

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Maryland Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$74,271	$73,866	$73,668

Masters International Equity Portfolio
Amount Paid to Adviser	—	—	$8,032
Amount Paid to State Street	$26,284	$26,151	$23,027

Mortgage- and Asset-Backed Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

North Carolina Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$84,310	$77,582	$76,676

Short Term Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$170,978	$171,635	$159,889

Short Term Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$184,672	$159,109	$108,490

South Carolina Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$81,480	$81,703	$74,147

Total Return Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$187,866	$191,276	$198,744

Virginia Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$107,431	$105,618	$103,264

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Previous Distributor, as well as amounts the Previous Distributor retained, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Amount Paid
Class A shares	$44,314	$45,753	$112,195
Amount Retained
Class A shares	$6,663	$7,725	$19,691
Class B shares	$15,863	$64,574	$117,174
Class C shares	$141	$2,957	$4,789

Global Value Fund
Amount Paid
Class A shares	$5	$534	$516
Amount Retained
Class A shares	—	$77	$74
Class B shares	$2,301	$15,805	$22,822
Class C shares	—	$58	$368

Large Cap Enhanced Core Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—
Class R shares	—	—	—

Large Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	$15	$446	—
Class B shares	$4,216	$14,227	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Large Cap Value Fund
Amount Paid
Class A shares	$153,445	$178,936	$353,351
Amount Retained
Class A shares	$25,081	$29,956	$60,814
Class B shares	$57,696	$221,885	$492,464
Class C shares	$1,728	$2,847	$6,649

Marsico 21st Century Fund
Amount Paid
Class A shares	$813,469	$4,159,043	$12,947,491
Amount Retained
Class A shares	$120,518	$683,537	$2,024,258
Class B shares	$402,871	$516,184	$289,032
Class C shares	$144,216	$531,406	$345,480

Marsico Global Fund**
Amount Paid
Class A shares	$12,606	$6,062	N/A
Amount Retained
Class A shares	$1,779	$696	N/A
Class C shares	$743	$606	N/A

Marsico International Opportunities Fund
Amount Paid
Class A shares	$69,193	$302,677	$895,581
Amount Retained
Class A shares	$10,762	$54,459	$172,178
Class B shares	$38,709	$72,437	$46,425
Class C shares	$4,361	$20,577	$18,926

Mid Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—

Mid Cap Value Fund
Amount Paid
Class A shares	$267,654	$770,465	$2,497,114
Amount Retained
Class A shares	$45,628	$127,913	$404,357
Class B shares	$88,854	$191,561	$281,240
Class C shares	$20,739	$82,583	$69,456

Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$13,134	$29,574	$56,978
Amount Retained
Class A shares	$2,007	$4,955	$10,323
Class B shares	$1,146	$2,895	$4,383
Class C shares	—	$155	$794

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Overseas Value Fund***
Amount Paid	—	—	N/A
Amount Retained	—	—	N/A

Small Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—

Small Cap Value Fund II
Amount Paid
Class A shares	$8,583	$69,290	$369,025
Amount Retained
Class A shares	$1,118	$13,657	$59,495
Class B shares	$8,191	$13,646	$7,183
Class C shares	$1,745	$18,619	$11,554

*	All amounts were paid to or retained by the Previous Distributor.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no underwriting commissions prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no underwriting commissions prior to that date.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
International Value Fund
Amount Paid
Class A shares	$242,634	$684	$3,365	$4,037
Amount Retained
Class A shares	$34,160	$123	$514	$2,873
Class B shares	$507	$6,436	$21,443	$68,082
Class C shares	$827	$241	$246	$2,382

Large Cap Core Fund
Amount Paid
Class A shares	$42,420	$51,581	$55,167	$63,329
Amount Retained
Class A shares	$6,503	$8,300	$7,051	$9,738
Class B shares	$3,239	$4,423	$7,596	$12,538
Class C shares	$203	$128	$1,173	$3

Marsico Focused Equities Fund
Amount Paid
Class A shares	$264,977	$416,549	$789,688	$1,182,320
Amount Retained
Class A shares	$44,751	$70,078	$120,841	$181,454
Class B shares	$118,597	$207,952	$205,714	$390,545
Class C shares	$24,741	$58,825	$57,001	$76,216

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
Marsico Growth Fund
Amount Paid
Class A shares	$341,752	$577,560	$1,548,919	$1,901,364
Amount Retained
Class A shares	$66,515	$93,405	$219,479	$293,009
Class B shares	$119,246	$215,743	$130,863	$223,664
Class C shares	$43,937	$157,908	$105,184	$145,140

Small Cap Growth Fund II
Amount Paid
Class A shares	$21,406	$38,170	$64,488	$66,395
Amount Retained
Class A shares	$12,949	$3,046	$6,108	$10,204
Class B shares	$1,948	$6,115	$11,977	$21,722
Class C shares	$551	$795	$1,423	$513

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Amount Paid
Class A shares	$18,211	$23,096	$40,023
Amount Retained
Class A shares	$2,904	$3,460	$6,401
Class B shares	$502	$6,156	$4,775
Class C shares	$12	$350	$115

Corporate Bond Portfolio
Amount Paid
Shares	—	—	—

High Income Fund
Amount Paid
Class A shares	$159,763	$109,439	$193,929
Amount Retained
Class A shares	$19,213	$18,628	$23,028
Class B shares	$28,742	$70,082	$154,792
Class C shares	$5,225	$4,660	$4,914

LifeGoal® Balanced Growth Portfolio
Amount Paid
Class A shares	$707,466	$824,098	$1,678,950
Amount Retained
Class A shares	$112,738	$132,234	$288,116
Class B shares	$220,799	$479,481	$556,817
Class C shares	$6,080	$56,297	$30,593

LifeGoal® Growth Portfolio
Amount Paid
Class A shares	$357,761	$619,512	$1,467,904
Amount Retained
Class A shares	$54,808	$99,409	$252,171
Class B shares	$109,835	$230,340	$294,499
Class C shares	$6,240	$14,107	$28,334

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
LifeGoal® Income and Growth Portfolio
Amount Paid
Class A shares	$161,707	$248,920	$376,066
Amount Retained
Class A shares	$27,891	$45,674	$63,391
Class B shares	$43,762	$137,664	$125,774
Class C shares	$2,141	$9,112	$7,352

LifeGoal® Income Portfolio
Amount Paid
Class A shares	$12,780	$20,370	$28,029
Amount Retained
Class A shares	$1,355	$1,738	$2,616
Class B shares	$6,709	$5,919	$11,651
Class C shares	$145	$1,609	$26

Masters International Equity Portfolio
Amount Paid
Class A shares	$22,038	$125,854	$385,492
Amount Retained
Class A shares	$17,969	$21,250	$66,088
Class B shares	$14,287	$19,308	$17,122
Class C shares	$588	$6,443	$7,687

Mortgage- and Asset-Backed Portfolio
Amount Paid
Shares	—	—	—

Short Term Bond Fund
Amount Paid
Class A shares	$243,246	$70,381	$10,094
Amount Retained
Class A shares	$99,958	$19,312	$2,260
Class B shares	$4,116	$2,819	$4,984
Class C shares	$33,731	$14,417	$1,919

Short Term Municipal Bond Fund
Amount Paid
Class A shares	$338,947	$163,550	$145
Amount Retained
Class A shares	$262,334	$56,320	$32
Class B shares	—	—	—
Class C shares	$30,159	$4,996	$203

Total Return Bond Fund
Amount Paid
Class A shares	$16,557	$14,461	$7,265
Amount Retained
Class A shares	$1,585	$1,258	$795
Class B shares	$2,468	$8,232	$7,327
Class C shares	$420	$278	$600

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Period Ended March 31, 2010*	Fiscal Period Ended March 31, 2009*	Fiscal Period Ended March 31, 2008*
California Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$13,765	$13,086	$1,585
Amount Retained
Class A shares	$4,013	$21,316	$162
Class B shares	$991	$1,377	$540
Class C shares	$828	$406	—

Georgia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$32,915	$4,631	$7,927
Amount Retained
Class A shares	$3,025	$454	$839
Class B shares	$582	—	$2,301
Class C shares	$462	—	—

Maryland Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$71,197	$31,838	$11,083
Amount Retained
Class A shares	$6,775	$3,179	$1,176
Class B shares	$485	$283	$654
Class C shares	—	—	—

North Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$31,713	$21,324	$6,097
Amount Retained
Class A shares	$13,321	$2,537	$669
Class B shares	$713	$229	$2,893
Class C shares	$409	—	$263

South Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$53,622	$18,959	$4,052
Amount Retained
Class A shares	$24,755	$7,258	$345
Class B shares	—	—	$1,134
Class C shares	$322	$141	$1,210

Virginia Municipal Bond Fund
Amount Paid
Class A shares	$28,594	$22,633	$21,118
Amount Retained
Class A shares	$3,230	$2,300	$2,173
Class B shares	$698	$97	$1.746
Class C shares	$970	$947	$21

*	All amounts were paid to or retained by the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, and Class Y shares. For Class R4 shares, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period January 1, 2008 through December 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through December 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Previous Transfer Agent was paid an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The financial statements for the fiscal years ended on or after March 31, 2010 contained in a Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal years ended on or after March 31, 2011.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class B shares, Class C shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	none	0.25%*
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%[a]
Class I	none	none	none
Class R	0.50%	— [b]	0.50%
Class R4	none	0.25%[c]	0.25%[c]
Class T	none	0.50%[d]	0.50%[d]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none

*	The Funds pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.
[a]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of Short Term Bond Fund so that the distribution fee does not exceed 0.31% annually and the combined distribution and service fee does not exceed 0.56% annually. This arrangement may be modified or terminated by the Distributor at any time.

[b]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[c]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up. and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[d]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Previous Distributor received distribution and service fees from the Funds for its services as reflected in the following charts, which show distribution and service fees paid to and waived by the Previous Distributor for the most recently completed fiscal year, except as otherwise indicated. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 28, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	$452,015	N/A	N/A	N/A
Distribution Fee	—	$217,252	$151,485	N/A
Service Fee	—	$72,417	$50,495	N/A
Fees Waived by the Distributor	—	—	—	N/A

Global Value Fund
Combined Shareholder Servicing and Distribution Fee	$43,756	N/A	N/A	N/A
Distribution Fee	—	$60,336	$175,288	N/A
Service Fee	—	$20,112	$58,429	N/A
Fees Waived by the Distributor	—	—	—	N/A

International Value Fund
Combined Shareholder Servicing and Distribution Fee	$839,422	N/A	N/A	N/A
Distribution Fee	—	$117,908	$471,362	N/A
Service Fee	—	$39,414	$157,299	N/A
Fees Waived by the Distributor	—	—	—	N/A

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	$308,472	N/A	N/A	N/A
Distribution Fee	—	$25,822	$16,769	N/A
Service Fee	—	$8,610	$5,586	N/A
Fees Waived by the Distributor	—	—	—	N/A

Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	$29,925	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	$365
Service Fee	—	N/A	N/A	—
Fees Waived by the Distributor	—	N/A	N/A	—

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$450,571	N/A	N/A	N/A
Distribution Fee	—	$28,498	N/A	N/A
Service Fee	—	$9,500	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$2,116,593	N/A	N/A	N/A
Distribution Fee	—	$931,465	$278,193	$1,043
Service Fee	—	$310,488	$92,731	—
Fees Waived by the Distributor	—	—	—	—

Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	$5,312,864	N/A	N/A	N/A
Distribution Fee	—	$865,694	$5,219,447	$229,926
Service Fee	—	$288,564	$1,739,815	—
Fees Waived by the Distributor	—	—	—	—

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	$3,765,167	N/A	N/A	N/A
Distribution Fee	—	$520,025	$2,265,084	N/A
Service Fee	—	$173,342	$755,028	N/A
Fees Waived by the Distributor	—	—	—	N/A

Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	$4,057	N/A	N/A	N/A
Distribution Fee	—	N/A	$8,834	$4,318
Service Fee	—	N/A	$2,945	—
Fees Waived by the Distributor	—	N/A	—	—

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	$4,043,631	N/A	N/A	N/A
Distribution Fee	—	$377,764	$3,184,187	$65,356
Service Fee	—	$125,921	$1,061,396	—
Fees Waived by the Distributor	—	—	—	—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	$554,223	N/A	N/A	N/A
Distribution Fee	—	$141,837	$353,171	$15,664
Service Fee	—	$47,279	$117,724	—
Fees Waived by the Distributor	—	—	—	—

Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$297,022	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	N/A
Service Fee	—	N/A	N/A	N/A
Fees Waived by the Distributor	—	N/A	N/A	N/A

Mid Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$3,275,124	N/A	N/A	N/A
Distribution Fee	—	$555,246	$1,337,147	$1,054,475
Service Fee	—	$183,887	$443,036	—
Fees Waived by the Distributor	—	—	—	—

Multi-Advisor International Equity Fund
Combined Shareholder Servicing and Distribution Fee	$58,172	N/A	N/A	N/A
Distribution Fee	—	$9,896	$13,300	$992
Service Fee	—	$3,299	$4,433	—
Fees Waived by the Distributor	—	—	—	—

Overseas Value Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A
Distribution Fee	—	N/A	—	—
Service Fee	—	N/A	—	—
Fees Waived by the Distributor	—	—	—	—

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	$295,265	N/A	N/A	N/A
Distribution Fee	—	$27,741	$19,673	N/A
Service Fee	—	$9,242	$6,551	N/A
Fees Waived by the Distributor	—	—	—	N/A

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$166,219	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	N/A
Service Fee	—	N/A	N/A	N/A
Fees Waived by the Distributor	—	N/A	N/A	N/A

Small Cap Value Fund II
Combined Shareholder Servicing and Distribution Fee	$869,827	N/A	N/A	N/A
Distribution Fee	—	$22,185	$188,396	$103,273
Service Fee	—	$7,388	$62,797	—
Fees Waived by the Distributor	—	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
Asset Allocation Fund II
Combined Shareholder Servicing and Distribution Fee	$169,852	N/A	N/A	N/A	N/A
Distribution Fee	—	$17,494	$5,233	N/A	N/A
Service Fee	—	$5,831	$1,744	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

California Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$43,341	N/A	N/A	N/A	N/A
Distribution Fee	—	$1,855	$11,515	N/A	N/A
Service Fee	—	$618	$3,839	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Corporate Bond Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	—
Service Fee	N/A	N/A	N/A	N/A	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—

Georgia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$43,782	N/A	N/A	N/A	N/A
Distribution Fee	—	$9,036	$22,158	N/A	N/A
Service Fee	—	$3,015	$7,386	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
High Income Fund
Combined Shareholder Servicing and Distribution Fee	$248,940	N/A	N/A	N/A	N/A
Distribution Fee	—	$280,926	$168,507	N/A	N/A
Service Fee	—	$93,642	$56,169	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$546,946	N/A	N/A	N/A	N/A
Distribution Fee	—	$1,354,042	$596,938	$9,178	N/A
Service Fee	—	$451,347	$198,979	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$391,736	N/A	N/A	N/A	N/A
Distribution Fee	—	$671,947	$471,008	$6,656	N/A
Service Fee	—	$223,982	$157,003	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$136,936	N/A	N/A	N/A	N/A
Distribution Fee	—	$322,250	$161,951	$2,344	N/A
Service Fee	—	$107,417	$54,049	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	$33,338	N/A	N/A	N/A	N/A
Distribution Fee	—	$56,642	$41,333	N/A	N/A
Service Fee	—	$18,891	$13,781	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Maryland Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$64,534	N/A	N/A	N/A	N/A
Distribution Fee	—	$11,470	$19,721	N/A	N/A
Service Fee	—	$3,828	$6,571	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	$138,968	N/A	N/A	N/A	N/A
Distribution Fee	—	$29,802	$82,039	$150	N/A
Service Fee	—	$9,938	$27,350	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

Mortgage- and Asset- Backed Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	—
Service Fee	N/A	N/A	N/A	N/A	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
North Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$71,879	N/A	N/A	N/A	N/A
Distribution Fee	—	$12,236	$28,699	N/A	N/A
Service Fee	—	$4,079	$9,566	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	$467,584	N/A	N/A	N/A	N/A
Distribution Fee	—	$76,368	$532,171	N/A	N/A
Service Fee	—	$25,456	$177,390	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$940,719	N/A	N/A	N/A	N/A
Distribution Fee	—	$3,281	$381,034	N/A	N/A
Service Fee	—	$1,094	$127,022	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

South Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$58,148	N/A	N/A	N/A	N/A
Distribution Fee	—	$12,402	$58,377	N/A	N/A
Service Fee	—	$4,126	$19,458	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Total Return Bond Fund
Combined Shareholder Servicing and Distribution Fee	$48,959	N/A	N/A	N/A	N/A
Distribution Fee	—	$35,210	$29,886	N/A	N/A
Service Fee	—	$11,737	$9,962	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Virginia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$127,074	N/A	N/A	N/A	N/A
Distribution Fee	—	$14,232	$16,153	N/A	N/A
Service Fee	—	$4,759	$5,385	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

*	All amounts were paid to or waived by the Previous Distributor.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The distribution plans authorize any other payments by the Funds to the Distributor and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares. There were no unreimbursed expenses incurred under the distribution plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under a distribution plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary operating expenses (excluding any brokerage commissions, interest, acquired fund fees and expenses, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following percentages:

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class T	Class W	Class Y	Class Z
For Funds with fiscal year ended February 28
Convertible Securities Fund	1.15%	1.90%	1.90%	0.85%							0.90%
Global Value Fund*	1.60%	2.35%	2.35%								1.35%
International Value Fund	1.60%	2.35%	2.35%	1.25%	1.85%						1.35%
Large Cap Core Fund	1.25%	2.00%	2.00%	0.87%					1.25%		1.00%
Large Cap Enhanced Core Fund*	0.95%			0.57%	1.20%					0.70%	0.70%
Large Cap Index Fund*	0.39%	1.14%									0.14%
Large Cap Value Fund	1.25%	2.00%	2.00%	0.87%	1.50%				1.25%	1.00%	1.00%
Marsico 21st Century Fund	1.45%	2.20%	2.20%		1.70%						1.20%
Marsico Focused Equities Fund	1.45%	2.20%	2.20%	1.08%							1.20%
Marsico Global Fund	1.60%		2.35%		1.85%						1.35%
Marsico Growth Fund	1.45%	2.20%	2.20%	1.07%	1.70%				1.45%		1.20%
Marsico International Opportunities Fund	1.60%	2.35%	2.35%	1.21%	1.85%						1.35%
Mid Cap Index Fund	0.45%			0.19%							0.20%
Mid Cap Value Fund	1.30%	2.05%	2.05%	0.91%	1.55%	1.21%			1.30%	1.05%	1.05%
Multi-Advisor International Equity Fund	1.60%	2.35%	2.35%	1.24%	1.85%				1.60%		1.35%
Overseas Value Fund											1.15%
Small Cap Growth Fund II*	1.35%	2.10%	2.10%								1.10%
Small Cap Index Fund*	0.45%										0.20%
Small Cap Value Fund II*	1.35%	2.10%	2.10%	0.95%	1.60%						1.10%

Funds with fiscal year ended March 31
Asset Allocation Fund II
California Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Corporate Bond Portfolio
Georgia Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
High Income Fund	1.25%	2.00%	2.00%								1.00%
LifeGoal® Balanced Growth Portfolio
LifeGoal® Growth Portfolio
LifeGoal® Income and Growth Portfolio
LifeGoal® Income Portfolio
Maryland Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Masters International Equity Portfolio	0.25%	1.00%	1.00%		0.50%						0.00%
Mortgage- and Asset-Backed Portfolio
North Carolina Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Short Term Bond Fund	0.73%	1.48%	1.48%	0.45%	0.98%	0.74%			0.73%	0.48%	0.48%
Short Term Municipal Bond Fund*	0.75%	1.50%	1.50%								0.50%
South Carolina Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Total Return Bond Fund*	0.95%	1.70%	1.70%								0.70%
Virginia Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%

*	The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

These arrangements may be modified or terminated by the Adviser at any time.

For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.31% annually. This arrangement may be modified or terminated by the Distributor at any time.

Advisory Fee Waiver for Certain Funds – Period ending June 30, 2011

The Adviser has contractually agreed to waive a portion of the investment advisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico International Opportunities Fund, Marsico Growth Fund and Multi-Advisor International Equity Fund through June 30, 2011 in an amount that is calculated based on the difference between the subadvisory fees that would have been payable to Marsico based on the subadvisory fee rates then in effect immediately prior to January 1, 2008 and the fees payable to Marsico under the current subadvisory fee rates. See Investment Advisory and Other Services – The Subadviser(s) and Investment Subadvisory Services for information on the subadvisory fee rates.

Advisory Fee Waiver for LifeGoal® Income Portfolio – Period ending July 31, 2011

The Adviser has contractually agreed to reimburse a portion of LifeGoal® Income Portfolio’s expenses through July 31, 2011 so that the Portfolio’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, and expenses associated with the Portfolio’s investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, do not exceed the following percentages:

Portfolio	Expenses as a Percent of Average Daily Net Assets on an Annualized Basis
LifeGoal® Income Portfolio (Portfolio-level commitment)	0.42%

Advisory/Administration Fee Waivers for LifeGoal® Income Portfolio – Period ending July 31, 2011

Portfolio	Advisory Waivers	Administration Waivers
LifeGoal® Income Portfolio	0.10%[1]	0.10%[2]

[1]

The Adviser shall waive advisory fees payable to it under the Investment Management Services Agreement on assets invested in individual securities, Corporate Bond Portfolio and Mortgage-and Asset-Backed Portfolio.

[2]

The Adviser shall waive administration fees payable to it under the Administration Agreement on assets invested in other Columbia Funds (Corporate Bond Portfolio and Mortgage-and Asset-Backed Portfolio are not considered Columbia Funds).

Codes of Ethics

The Funds, the Adviser, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser, or as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds, except as noted below. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, a subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Certain Funds may invest in shares of other funds in the Columbia Funds Complex (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will vote proxies of underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s and subadvisers’ policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Adviser or the Administrator.

The Adviser has agreed to bear all fees and expenses of Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth and Income Portfolio except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses and any applicable 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Adviser include custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and SAIs distributed to the Portfolios’ shareholders. This assumption does not include advisory fees to the Adviser.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, the independent registered public accounting firm for the Fund, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to a Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for each Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees.

The table below shows the number of times the committees met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee	Contracts Review Committee	Governance Committee	Investment Committee
For Funds with fiscal years ending February 28	5	4	7	7
For Funds with fiscal years ending March 31	5	4	7	7

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of CNO Financials, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	44	Trustee – BofA Funds Series Trust (11 funds)

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	44	Director – Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Trustee – BofA Funds Series Trust (11 funds); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current	44	Trustee – BofA Funds Series Trust (11 funds)

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	44	Director – CNO Financial, Inc. (insurance); Trustee – BofA Funds Series Trust (11 funds)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	44	Trustee – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee – BofA Funds Series Trust (11 funds)

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation (real estate development) and Mickel Investment Group	44	Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust (11 funds)

Interested Trustee Biographical Information
Anthony M. Santomero[1] (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through 2006	44	Director – Renaissance Reinsurance Ltd.; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup; Trustee – BofA Funds Series Trust (11 funds)

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below.

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
For Funds with fiscal year ending February 28
Convertible Securities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Global Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
International Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Enhanced Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico 21st Century Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Focused Equities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Global Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Growth Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico International Opportunities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mid Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mid Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Multi-Advisor International Equity Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Overseas Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Small Cap Growth Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Small Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
Small Cap Value Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

For Funds with fiscal year ending March 31
Asset Allocation Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
California Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Corporate Bond Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
Georgia Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
High Income Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
LifeGoal® Balanced Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Income and Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Income Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Maryland Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Masters International Equity Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mortgage- and Asset- Backed Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
North Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Short Term Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Short Term Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
South Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
Total Return Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Virginia Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

[1]

During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.

[2]

During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.

[3]

During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.

[4]

During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.

[5]

During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.

[6]

During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[7]
For funds with fiscal year ending February 28
Convertible Securities Fund	$4,139
Amount deferred	$1,931
Global Value Fund	$4,139
Amount deferred	$1,931
International Value Fund	$4,139
Amount deferred	$1,931
Large Cap Core Fund	$4,139
Amount deferred	$1,931
Large Cap Enhanced Core Fund	$4,139
Amount deferred	$1,931
Large Cap Index Fund	$4,139
Amount deferred	$1,931
Large Cap Value Fund	$4,139
Amount deferred	$1,931
Marsico 21st Century Fund	$4,139
Amount deferred	$1,931

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[7]
Marsico Focused Equities Fund	$4,139
Amount deferred	$1,931
Marsico Global Fund	$4,139
Amount deferred	$1,931
Marsico Growth Fund	$4,139
Amount deferred	$1,931
Marsico International Opportunities Fund	$4,139
Amount deferred	$1,931
Mid Cap Index Fund	$4,139
Amount deferred	$1,931
Mid Cap Value Fund	$4,139
Amount deferred	$1,931
Multi-Advisor International Equity Fund	$4,139
Amount deferred	$1,931
Overseas Value Fund	$4,139
Amount deferred	$1,931
Small Cap Growth Fund II	$4,139
Amount deferred	$1,931
Small Cap Index Fund	$4,139
Amount deferred	$1,931
Small Cap Value Fund II	$4,139
Amount deferred	$1,931

For funds with fiscal year ending March 31
Asset Allocation Fund II	$4,139
Amount deferred	$1,931
California Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Corporate Bond Portfolio	$4,139
Amount deferred	N/A
Georgia Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
High Income Fund	$4,139
Amount deferred	$1,931
LifeGoal® Balanced Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Income and Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Income Portfolio	$4,139
Amount deferred	$1,931

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[7]
Maryland Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Masters International Equity Portfolio	$4,139
Amount deferred	$1,931
Mortgage- and Asset- Backed Portfolio	$4,139
Amount deferred	N/A
North Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Short Term Bond Fund	$4,139
Amount deferred	$1,931
Short Term Municipal Bond Fund	$4,139
Amount deferred	$1,931
South Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Total Return Bond Fund	$4,139
Amount deferred	$1,931
Virginia Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931

[7]

During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

Independent Trustee Compensation for the Calendar Year Ended December 31, 2009

Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
Independent Trustees
Edward J. Boudreau, Jr.	$295,000
William P. Carmichael	$357,500
Minor M. Shaw	$287,500
R. Glenn Hilliard	$290,000
William A. Hawkins	$297,500
John J. Nagorniak	$250,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009[a]
Interested Trustees
Anthony M. Santomero	$265,000

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
Asset Allocation Fund II	A	A	A	A	A	A
California Intermediate Municipal Bond Fund	A	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A	A
Georgia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Global Value Fund	C	A	A	A	A	A
High Income Fund	A	A	A	A	A	A
International Value Fund	A	E	A	A	A	A
Large Cap Core Fund	C	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A	A
Marsico Focused Equities Fund	B	D	A	A	A	A
Marsico Global Fund	A	A	A	A	A	A

Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
Marsico Growth Fund	A	D	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A	A	A
Maryland Intermediate Municipal Bond Fund	A	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A	A
Mortgage- and Asset- Backed Portfolio	A	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A	A
North Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A	A
Small Cap Growth Fund II	B	D	A	A	A	A
Small Cap Index Fund	A	A	A	A	A	A
Small Cap Value Fund II	B	A	A	A	A	A
South Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Total Return Bond Fund	A	A	A	A	A	A
Virginia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E	A	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Anthony M. Santomero
Asset Allocation Fund II	A
California Intermediate Municipal Bond Fund	A
Convertible Securities Fund	A
Corporate Bond Portfolio	A
Georgia Intermediate Municipal Bond Fund	A
Global Value Fund	A
High Income Fund	A
International Value Fund	A
Large Cap Core Fund	A
Large Cap Enhanced Core Fund	A
Large Cap Index Fund	A
Large Cap Value Fund	A
LifeGoal® Balanced Growth Portfolio	A
LifeGoal® Growth Portfolio	A
LifeGoal® Income and Growth Portfolio	A
LifeGoal® Income Portfolio	A

Fund	Anthony M. Santomero
Marsico 21st Century Fund	A
Marsico Focused Equities Fund	A
Marsico Global Fund	A
Marsico Growth Fund	A
Marsico International Opportunities Fund	A
Maryland Intermediate Municipal Bond Fund	A
Masters International Equity Portfolio	A
Mid Cap Index Fund	A
Mid Cap Value Fund	A
Mortgage- and Asset- Backed Portfolio	A
Multi-Advisor International Equity Fund	A
North Carolina Intermediate Municipal Bond Fund	A
Overseas Value Fund	A
Short Term Bond Fund	A
Short Term Municipal Bond Fund	A
Small Cap Growth Fund II	A
Small Cap Index Fund	A
Small Cap Value Fund II	A
South Carolina Intermediate Municipal Bond Fund	A
Total Return Bond Fund	A
Virginia Intermediate Municipal Bond Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009

Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia

Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President – Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President – Operations and Compliance, the Adviser, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, 2001-2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal periods/years. In certain instances, the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal periods/years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Convertible Securities Fund	$78,360	$322,359	$284,499
Large Cap Enhanced Core Fund	$252,593	$1,214,329	$903,415
Large Cap Index Fund	$79,256	$57,287	$36,653
Large Cap Value Fund	$3,143,773	$3,621,587	$3,846,915
Marsico 21st Century Fund	$14,472,692	$18,909,158	$17,682,363

Fund	Fiscal Year Ended February 28, 2010		Fiscal Year Ended February 28, 2009		Fiscal Year Ended February 29, 2008
Mid Cap Value Fund	$6,634,701		$5,535,587		$3,076,353
Small Cap Value Fund II	$4,607,371		$2,963,749		$2,042,309
Global Value Fund	$43,086		$97,403.51		$336,900
Marsico Global Fund[1]	$19,741		$15,550		N/A
Marsico International Opportunities Fund	$4,199,116		$7,094,625		$8,847,436
Mid Cap Index Fund	$126,059		$131,394		$146,945
Multi-Advisor International Equity Fund	$2,712,557	*	$3,912,632	**	$4,860,579	***
Overseas Value Fund[2]	$16,847		$28,497		N/A
Small Cap Index Fund	$123,678		$188,373		$172,836

*	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.
**	This amount includes $829,079 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,083,553 in commissions paid by the portion of the Fund that is sub-advised by Marsico.
***

This amount includes $1,112, 239 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,748,340 in commissions paid by the portion of the Fund that is sub-advised by Marsico.

[1]	Marsico Global Fund commenced operations in April 2008 and therefore paid no brokerage commissions prior to that date.
[2]	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no brokerage commissions prior to that date.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*	$962,909	$1,020,816	$3,079,182	$3,022,497
Large Cap Core Fund	$3,517,838	$3,504,058	$2,410,933	$3,338,986
Marsico Focused Equities Fund	$6,633,291	$7,461,288	$7,365,073	$3,408,940
Marsico Growth Fund	$8,957,276	$11,114,481	$5,108,886	$3,906,181
Small Cap Growth Fund II	$1,469,836	$1,413,250	$2,688,711	$2,144,191

*	Because the Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Asset Allocation Fund II	$21,870	$41,585	$28,943
California Intermediate Municipal Bond Fund	—	$1,099	—
Corporate Bond Portfolio	$961	$12,273	$1,862
Georgia Intermediate Municipal Bond Fund	—	$472	—
High Income Fund	$3,715	$36,672	$75,531
LifeGoal® Balanced Growth Portfolio	$8,650	—	—
LifeGoal® Growth Portfolio	$5,730	—	—
LifeGoal® Income and Growth Portfolio	$2,180	—	—
LifeGoal® Income Portfolio	—	—	—
Maryland Intermediate Municipal Bond Fund	—	$875	—
Masters International Equity Portfolio	—	—	—
Mortgage- and Asset- Backed Portfolio	—	—	—
North Carolina Intermediate Municipal Bond Fund	—	$1,619	—
Short Term Bond Fund	$34,869	$10,309	$8,123
Short Term Municipal Bond Fund	—	—	—
South Carolina Intermediate Municipal Bond Fund	—	$1,486	—
Total Return Bond Fund	$85,184	$89,362	$57,337
Virginia Intermediate Municipal Bond Fund	—	$1,261	—

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

The Funds paid brokerage commissions to certain broker/dealers for the three most recently completed fiscal periods/years, as indicated in the following table:

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer*	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund	Banc of America Securities LLC (BAS)	—	$2,907	$3,722
	Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S)	$2,509	—	N/A

Marsico 21st Century Fund	BAS	—	—	—
	MLPF&S	$413,221	$12,001	N/A

Marsico Global Fund	BAS	—	—	N/A
	MLPF&S	$839	—	N/A

Marsico International Opportunities Fund	BAS	—	—	N/A
	MLPF&S	$184,099	$24,106	N/A

Multi-Advisor International Equity Fund (Causeway** and Marsico)	BAS	—	—	N/A
Causeway**	MLPF&S	$33,848	$11,737	N/A
Marsico	MLPF&S	$106,469	$13,484	N/A

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer*	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund	BAS	—	—	$5,021	N/A
	MLPF&S	$12,546	$40,508	N/A	N/A

Marsico Focused Equities Fund	BAS	—	—	—	—
	MLPF&S	$70,447	$713	N/A	N/A

Marsico Growth Fund	BAS	—	—	—	—
	MLPF&S	$148,003	$16,336	N/A	N/A

Fund	Broker/Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker/Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker/Dealer During the Most Recent Fiscal Year
Marsico 21st Century Fund	MLPF&S	2.86%	2.68%
Marsico Focused Equities Fund	MLPF&S	1.06%	1.97%

Fund	Broker/Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker/Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker/Dealer During the Most Recent Fiscal Year
Marsico Growth Fund	MLPF&S	1.65%	2.42%
Global Value Fund	MLPF&S	1.5%	5.8%
Marsico Global Fund	MLPF&S	4.25%	3.59%
Marsico International Opportunities Fund	MLPF&S	4.38%	5.55%
Multi-Advisor International Equity Fund
Causeway**	MLPF&S	15%	28%
Marsico	MLPF&S	4.27%	5.37%
International Value Fund	MLPF&S	1.3%	1.3%

*	Prior to May 1, 2010, BAS and MLPF&S (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker/dealers of the Fund by virtue of being under common control with the Previous Adviser. The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Adviser. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to BAS and MLPF&S after May 1, 2010.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended February 28, 2010
Convertible Securities Fund	$84,141,442	$19,218
Global Value Fund	—	—
International Value Fund	—	—
Large Cap Core Fund	$3,437,201,420	$597,376
Large Cap Enhanced Core Fund	—	—
Large Cap Index Fund	—	—
Large Cap Value Fund	$2,852,218,744	$356,068
Marsico 21st Century Fund	$1,653,516,816	$2,716,976
Marsico Focused Equities Fund	$874,643,755	$1,240,638
Marsico Global Fund	$2,641,551	$4,576
Marsico Growth Fund	$1,072,612,866	$1,670,277
Marsico International Opportunities Fund	$1,148,257,498	$2,071,350
Mid Cap Index Fund	—	—
Mid Cap Value Fund	$4,260,260,243	$407,393

Fund	Amount of Transactions	Related Commissions
Multi-Advisor International Equity Fund	$730,003,570	$1,447,999
Overseas Value Fund	$8,723,978	$2,053
Small Cap Growth Fund II	$680,363,344	$64,147
Small Cap Index Fund	—	—
Small Cap Value Fund II	$1,661,955,281	$199,929

For Funds with fiscal year ended March 31, 2010
Asset Allocation Fund II	$764,628	$604
California Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
Georgia Intermediate Municipal Bond Fund	—	—
High Income Fund	$81,665	$464
LifeGoal® Balanced Growth Portfolio	—	—
LifeGoal® Growth Portfolio	—	—
LifeGoal® Income and Growth Portfolio	—	—
LifeGoal® Income Portfolio	—	—
Maryland Intermediate Municipal Bond Fund	—	—
Masters International Equity Portfolio	—	—
Mortgage- and Asset- Backed Portfolio	—	—
North Carolina Intermediate Municipal Bond Fund	—	—
Short Term Bond Fund	—	—
Short Term Municipal Bond Fund	—	—
South Carolina Intermediate Municipal Bond Fund	—	—
Total Return Bond Fund	—	—
Virginia Intermediate Municipal Bond Fund	—	—

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker/Dealers

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended February 28, 2010
Convertible Securities Fund	CS First Boston Corp.	$4,440,770
	Goldman Sachs & Co.	$9,896,282
	Citigroup, Inc.	$10,683,096
	Deutsche Bank AG	$18,036,980

Global Value Fund	Citigroup, Inc.	$790,054

International Value Fund	None	$0

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Core Fund	Morgan Stanley & Co., Inc.	$4,523,454
	JPMorgan Chase & Co.	$35,273,686
	Goldman Sachs & Co.	$27,955,380
	State Street Corp.	$2,792,055

Large Cap Enhanced Core Fund	Goldman Sachs & Co.	$5,206,455
	JPMorgan Chase & Co.	$7,470,660
	Morgan Stanley & Co., Inc.	$284,618
	Citigroup, Inc.	$4,344,860

Large Cap Index Fund	Goldman Sachs & Co.	$21,179,640
	Morgan Stanley & Co., Inc.	$10,092,695
	JPMorgan Chase & Co.	$43,572,205
	State Street Corp.	$5,854,872
	Citigroup, Inc.	$17,466,643
	Bank of New York Mellon Corp.	$9,049,225

Large Cap Value Fund	Goldman Sachs & Co.	$71,514,490
	Morgan Stanley & Co., Inc.	$37,947,188
	JPMorgan Chase & Co.	$88,368,255
	Citigroup, Inc.	$24,164,391

Marsico 21st Century Fund	JPMorgan Chase & Co.	$209,491,338
	State Street Corp.	$76,167,719
	Jefferies Group, Inc.	$102,963,894

Marsico Focused Equities Fund	Goldman Sachs & Co.	$112,953,650
	JPMorgan Chase & Co.	$101,678,956

Marsico Global Fund	JPMorgan Chase & Co.	$262,858

Marsico Growth Fund	Goldman Sachs & Co.	$136,367,376
	JPMorgan Chase & Co.	$119,551,041

Marsico International Opportunities Fund	CS First Boston Corp.	$36,296,625

Mid Cap Index Fund	Jefferies Group, Inc.	$6,256,224

Mid Cap Value Fund	None	$0

Multi-Advisor International Equity Fund	Barclays Capital	$11,847,972
	CS First Boston Corp.	$22,572,834

Overseas Value Fund	Barclays Capital	$144,656

Small Cap Growth Fund II	None	$0

Small Cap Index Fund	None	$0

Small Cap Value Fund II	None	$0

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended March 31, 2010
Asset Allocation Fund II	Morgan Stanley & Co., Inc.	$714,439
	JPMorgan Chase & Co.	$3,467,919
	Goldman Sachs & Co.	$644,830
	Citigroup, Inc.	$710,140
	Barclays Capital	$193,601
	CS First Boston Corp.	$418,309
	Wachovia Corp.	$646,632
	UBS Warburg LLC	$326,481

California Intermediate Municipal Bond Fund	None	$0

Corporate Bond Portfolio	Barclays Capital	$138,762
	JPMorgan Chase & Co.	$86,304
	Wells Fargo & Co.	$135,807

Georgia Intermediate Municipal Bond Fund	None	$0

High Income Fund	None	$0

LifeGoal® Balanced Growth Portfolio	None	$0

LifeGoal® Growth Portfolio	None	$0

LifeGoal® Income and Growth Portfolio	None	$0

LifeGoal® Income Portfolio	None	$0

Maryland Intermediate Municipal Bond Fund	None	$0

Masters International Equity Portfolio	None	$0

Mortgage- and Asset- Backed Portfolio	CS First Boston Corp.	$151,287
	JPMorgan Chase & Co.	$653,143
	Morgan Stanley & Co., Inc.	$1,294,949
	Wells Fargo & Co.	$1,921,226
	UBS Warburg LLC	$1,383,094
	Citigroup, Inc.	$421,470

North Carolina Intermediate Municipal Bond Fund	None	$0

Short Term Bond Fund	Barclays Capital	$15,359,481
	CS First Boston Corp.	$78,017,877
	Goldman Sachs & Co.	$18,335,446
	JPMorgan Chase & Co.	$62,171,265
	Morgan Stanley & Co., Inc.	$10,283,062
	Citigroup, Inc.	$17,660,333
	Wells Fargo & Co.	$17,312,165
	UBS Warburg LLC	$28,990,178

Short Term Municipal Bond Fund	None	$0

South Carolina Intermediate Municipal Bond Fund	None	$0

Fund	Broker/Dealer	Dollar Amount of Securities Held
Total Return Bond Fund	Barclays Capital	$3,555,138
	Wells Fargo & Co.	$51,378,326
	Morgan Stanley & Co., Inc.	$20,592,570
	JPMorgan Chase & Co.	$40,962,258
	UBS Warburg LLC	$20,553,415
	Citigroup, Inc.	$13,233,784
	CS First Boston Corp.	$22,018,435
	Goldman Sachs & Co.	$15,153,171

Virginia Intermediate Municipal Bond Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management
•	Ameriprise Financial Services, Inc.*
•	Ameriprise Advisors Services, Inc.*
•	Ascensus, Inc.
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Boston Financial Data Services, Inc.
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	City National Bank
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., L.P.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	Fidelity Brokerage Services, LLC
•	First National Bank of Omaha
•	Genworth Life and Annuity Insurance Company
•	Genworth Life Insurance Company of New York
•	GPC Securities, Inc.
•	The Guardian Insurance & Annuity Company, Inc.
•	GWFS Equities, Inc.
•	Hartford Securities Distribution Company Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Kaufman and Goble Associates
•	Lincoln Retirement Services Co. LLC
•	LPL Financial Services, Inc.
•	Marshall & Ilsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Morgan Stanley & Co., Incorporated
•	Morgan Stanley Smith Barney LLC
•	MSCS Financial Services, LLC
•	Nationwide Investment Services, Inc.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Pension Specialists
•	Plan Administrators Inc
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company
•	The Retirement Plan Company
•	Standard Insurance Company
•	Standard Retirement Services, Inc.
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	T. Rowe Price Retirement Plan Services
•	T. Rowe Price Investment Services, Inc.
•	The Vanguard Group, Inc.
•	UMB Bank
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services Company
•	Vertical Management Systems Inc
•	Wachovia Bank, N.A.
•	Wachovia Securities, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund/Portfolio in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Bank of America, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Fidelity Brokerage Services, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	JP Morgan Chase Bank
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	Morgan Stanley Smith Barney, LLC
•	National Financial Services LLC
•	Oppenheimer & Co Inc.
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	RBC Capital Markets Inc.
•	Securities America
•	UBS Financial Services Inc.
•	UVEST Financial Services Group, Inc.
•	Vanguard Brokerage Services
•	Wachovia Securities LLC
•	Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares[1]	Class C Shares	Class I Shares	Class R Shares	Class R4 Shares		Shares	Class T Shares		Class W Shares	Class Y Shares	Class Z Shares
Asset Allocation Fund II	✓	✓	✓										✓
California Intermediate Municipal Bond Fund	✓	✓	✓										✓
Convertible Securities Fund	✓	✓	✓	✓									✓
Corporate Bond Portfolio								✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓										✓
Global Value Fund	✓	✓	✓										✓
High Income Fund	✓	✓	✓										✓
International Value Fund	✓	✓	✓	✓	✓								✓
Large Cap Core Fund	✓	✓	✓	✓							✓		✓
Large Cap Enhanced Core Fund	✓			✓	✓							✓	✓
Large Cap Index Fund	✓	✓											✓
Large Cap Value Fund	✓	✓	✓	✓	✓						✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓		✓				✓	[2]			✓
LifeGoal® Growth Portfolio	✓	✓	✓		✓	✓	[2]						✓

Fund	Class A Shares		Class B Shares[1]		Class C Shares		Class I Shares	Class R Shares		Class R4 Shares		Shares	Class T Shares	Class W Shares	Class Y Shares		Class Z Shares
LifeGoal® Income and Growth Portfolio	✓		✓		✓			✓									✓
LifeGoal® Income Portfolio	✓		✓		✓												✓
Marsico 21st Century Fund	✓		✓		✓			✓									✓
Marsico Focused Equities Fund	✓		✓		✓		✓										✓
Marsico Global Fund	✓				✓			✓									✓
Marsico Growth Fund	✓		✓		✓		✓	✓						✓			✓
Marsico International Opportunities Fund	✓		✓		✓		✓	✓									✓
Maryland Intermediate Municipal Bond Fund	✓		✓		✓												✓
Masters International Equity Portfolio	✓		✓		✓			✓									✓
Mid Cap Index Fund	✓						✓										✓
Mid Cap Value Fund	✓		✓		✓		✓	✓		✓	[2]			✓	✓		✓
Mortgage- and Asset- Backed Portfolio												✓
Multi-Advisor International Equity Fund	✓		✓		✓		✓	✓		✓	[2]			✓	✓	[2]	✓
North Carolina Intermediate Municipal Bond Fund	✓		✓		✓												✓
Overseas Value Fund	✓	[2]			✓	[2]		✓	[2]								✓
Short Term Bond Fund	✓		✓		✓		✓	✓		✓	[2]			✓	✓		✓
Short Term Municipal Bond Fund	✓		✓		✓												✓
Small Cap Growth Fund II	✓		✓		✓												✓
Small Cap Index Fund	✓		✓	[2]						✓	[2]						✓
Small Cap Value Fund II	✓		✓		✓		✓	✓									✓
South Carolina Intermediate Municipal Bond Fund	✓		✓		✓												✓
Total Return Bond Fund	✓		✓		✓												✓
Virginia Intermediate Municipal Bond Fund	✓		✓		✓												✓

[1]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a

Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.
[2]	Classes have not commenced operations as of the date of this SAI.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R shares and Class R4 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R shares and Class R4 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled “Distributions and Taxes.” The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. A Fund that invests primarily or exclusively in other regulated investment companies would not be eligible for this election, even if the underlying regulated investment companies were eligible and did make the election.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders within 60 days after the close of the Fund’s taxable year if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders
Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” were exempt from U.S. federal income tax withholding. The exemption for interest-related dividends did not apply to any distribution to a foreign shareholder (i) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (ii) that was within certain foreign countries that had inadequate information exchange with the United States, or (iii) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. Interest-related dividends were generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund was required to designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding will not apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly designated as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning before January 1, 2010, distributions to a foreign shareholder attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year (“short-term capital gain dividends”) were generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applied to such distribution.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be. Even if permitted to do so, each Fund provides no assurance that it would designate any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2010 and what the terms of any such extension would be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2010 and what the terms of any such extension would be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it appears that any distribution made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Tax-exempt funds intends to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on tax-exempt funds’ tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of a tax-exempt fund’s taxable year, the tax-exempt fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of the tax-exempt fund’s distribution designated as an exempt-interest dividend exceeds the fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each tax-exempt fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess income as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a tax-exempt fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a tax-exempt fund’s exempt-interest dividends received by the shareholder to all of the tax-exempt fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the tax-exempt fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, tax-exempt funds invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a tax-exempt fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (AMT). To the extent that a tax-exempt fund invests in certain private activity bonds, its shareholders will be required to report that portion of a tax-exempt fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a tax-exempt fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a tax-exempt fund. In addition, exempt-interest dividends paid by a tax-exempt fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a tax-exempt fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a tax-exempt fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a tax-exempt fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Intermediate Municipal Bond Fund

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Intermediate Municipal Bond Fund and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to the Georgia Intermediate Municipal Bond Fund

The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund

The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (Maryland Municipal Bonds) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to the North Carolina Intermediate Municipal Bond Fund

The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

Special Tax Considerations Pertaining to the South Carolina Intermediate Municipal Bond Fund

The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Special Tax Considerations Pertaining to the Virginia Intermediate Municipal Bond Fund

The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of the Multi-Advisor International Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio is listed below.

Principal Holder Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	797,000.9250	39.33%

Columbia Multi-Advisor International Equity Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43,188.3630	58.17%

Columbia Multi-Advisor International Equity Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49,358.0730	4.80%

Columbia Multi-Advisor International Equity Fund- Class C	SUMMERVILLE PEDIATRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE SC 29485-8102	9,433.2020	7.99%

Columbia Multi-Advisor International Equity Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	7,378.3160	6.25%

Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA LIBERTY FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,037,455.3180	56.47%

Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA ASSET ALLOCATION FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,515,894.4810	28.18%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	825,358.4700	15.34%

Columbia Multi-Advisor International Equity Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO VIRGINIA LAB SUPPLY 401K PSP PO BOX 79377 ATLANTA GA 30357-7377	11,098.7990	54.50%

Columbia Multi-Advisor International Equity Fund- Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,712.0020	28.09%

Columbia Multi-Advisor International Equity Fund- Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,177.1010	10.69%

Columbia Multi-Advisor International Equity Fund- Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	217.7700	100.00%

Columbia Multi-Advisor International Equity Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	57,630,272.9050	54.96%

Columbia Multi-Advisor International Equity Fund- Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	16,449,801.6710	15.69%

Columbia Multi-Advisor International Equity Fund- Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO ATTN JIM MARIN ONE FINANCIAL CENTER FL 3 BOSTON MA 02111-2694	7,577,708.4090	7.23%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Index Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	748,099.5710	8.03%

Columbia Small Cap Index Fund- Class A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	665,136.2230	7.14%

Columbia Small Cap Index Fund- Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	619,829.0170	6.65%

Columbia Small Cap Index Fund- Class A	FIFTH THIRD BANK TTEE FBO VARIOUS FASCORE LLC RECORDKEPT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	507,006.6330	5.44%

Columbia Small Cap Index Fund- Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	495,614.3770	5.32%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	29,560,090.1430	32.50%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	19,112,535.7960	21.01%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	9,359,356.2610	10.29%

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Balanced Growth Portfolio- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,534,734.7290	67.10%

Columbia LifeGoal® Balanced Growth Portfolio- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,232,518.1920	81.35%

Columbia LifeGoal® Balanced Growth Portfolio- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,797,529.8470	59.57%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH STE 300 DENVER CO 80202-3531	76,103.3350	33.48%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	40,083.9830	17.63%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	COUNSEL TRUST DBA MATC FBO V RAO EMANDI MD 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	32,421.8990	14.26%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	13,264.6520	5.83%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	JOSEPH D POLK FBO VANTAGE SYSTEMS INC 401K PSP & TRUST 4600 FORBES BLVD STE 250 LANHAM MD 20706-4359	13,232.9120	5.82%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Balanced Growth Portfolio- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,067,707.0450	41.87%

Columbia LifeGoal® Balanced Growth Portfolio- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,957,574.4360	39.64%

Columbia LifeGoal® Growth Portfolio- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,774,284.3050	65.15%

Columbia LifeGoal® Growth Portfolio- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,875,433.2090	76.34%

Columbia LifeGoal® Growth Portfolio- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,454,390.4240	52.39%

Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K 700 17TH ST STE 300 DENVER CO 80202-3531	43,813.6200	25.77%

Columbia LifeGoal® Growth Portfolio- Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	28,550.6180	16.79%

Columbia LifeGoal® Growth Portfolio- Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN 01307 PO BOX 10758 FARGO ND 58106-0758	25,879.1260	15.22%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	19,794.5370	11.64%

Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	10,915.0480	6.42%

Columbia LifeGoal® Growth Portfolio- Class R	JEFF POPKIN FBO KEG 1 0 NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	8,606.2220	5.06%

Columbia LifeGoal® Growth Portfolio- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,062,507.8920	50.87%

Columbia LifeGoal® Growth Portfolio- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,190,437.9740	29.36%

Columbia LifeGoal® Growth Portfolio- Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	415,754.0440	10.25%

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Multi-Advisor International Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio because it owns of record more than 25% of the outstanding shares of a Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Multi-Advisor International Equity Fund	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	57,630,272.9050	51.24%

Columbia Small Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	29,560,090.1430	29.48%

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia LifeGoal® Balanced Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,522,357.2040	66.81%

Columbia LifeGoal® Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,294,545.9120	60.75%

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of each Columbia Fund (except for the Multi-Advisor International Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Convertible Securities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,676,047.3070	53.15%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Convertible Securities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	539,148.0880	46.01%

Columbia Convertible Securities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	726,305.3420	49.22%

Columbia Convertible Securities Fund Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	88,552.6660	6.00%

Columbia Convertible Securities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,573,901.9350	59.74%

Columbia Convertible Securities Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN: JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	796,922.2030	7.24%

Columbia Convertible Securities Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN: JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	649,976.3610	5.91%

Columbia Global Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	551,871.7790	21.75%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Global Value Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	174,179.6740	6.86%

Columbia Global Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	123,752.4100	18.70%

Columbia Global Value Fund Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	174,179.6740	6.86%

Columbia Global Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	54,949.4480	8.30%

Columbia Global Value Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	38,546.0020	5.82%

Columbia Global Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	850,692.7110	29.03%

Columbia Global Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	284,293.1510	9.70%

Columbia Global Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	808,790.6280	55.02%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Global Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	347,662.9250	23.65%

Columbia Global Value Fund Class Z	FRONTIER TRUST CO FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY P.O. BOX 10758 FARGO ND 58106-0758	93,358.6250	6.35%

Columbia International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,157,701.7550	18.42%

Columbia International Value Fund Class A	PRUDENTIAL RETIREMENT INS & ANN CO FBO VARIOUS RETIREMENT PLANS 200 WOOD AVE S ISELIN NJ 08830-2769	2,693,711.8980	9.62%

Columbia International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,562,039.2280	9.15%

Columbia International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,515,7400	19.90%

Columbia International Value Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,766.2090	5.10%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,227,586.1220	27.38%

Columbia International Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	384,709.7330	8.58%

Columbia International Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,350,727.8690	39.52%

Columbia International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	18,665,218.9790	21.47%

Columbia International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,422,644.5780	8.54%

Columbia Large Cap Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,591,092.9160	69.20%

Columbia Large Cap Core Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	72,603.6910	44.54%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	59,048.1100	28.82%

Columbia Large Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	30,086.1110	14.68%

Columbia Large Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	51,769,526.9970	62.63%

Columbia Large Cap Core Fund Class Z	COLUMBIA MANAGEMENT ADVISOR COLUMBIA GROWTH ASST ALLOC-NY529 ATTN: JIM MARIN 3RD FL 245 SUMMER ST BOSTON MA 02210-1133	4,566,619.7210	5.52%

Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	441,376.6610	43.79%

Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	3,993.0390	42.27%

Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK FBO: EB ACCOUNTS 7 EASTON OVAL COLUMBUS OH 43219-6010	3,140.5300	33.25%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,173.7330	23.01%

Columbia Large Cap Enhanced Core Fund Class Y	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,867,095.5940	99.96%

Columbia Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	32,562.941.9940	88.33%

Columbia Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,032,605.2870	5.51%

Columbia Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,883,865.3490	13.15%

Columbia Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,384,510.8550	9.67%

Columbia Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO CLIENTS BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	802,853.0910	5.60%

Columbia Large Cap Index Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,368.6480	5.43%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Index Fund Class B	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO GENE P ALVES 560 RAY ST FALL RIVER MA 02720-7208	7,847.3670	5.09%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	28,122,739.8040	25.35%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	18,508,025.9610	16.68%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	14,756,633.7260	13.30%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TRANSFERRED SAVINGS CUST FBO BANK OF AMERICA N.A PO BOX 1939 HOUSTON TX 77251-1939	5,948,594.3730	5.36%

Columbia Large Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,303,603.5440	14.22%

Columbia Large Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	436,675.1230	7.89%

Columbia Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	585,984.5170	17.12%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Value Fund Class R	MICHAEL MIRE FBO GULFSTREAM SERVICES INC 401K PSP & TRUST 103 DICKSON RD HOUMA LA 70363-7306	82,420.9220	78.32%

Columbia Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	19,418.2520	18.45%

Columbia Large Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,109,406.6510	99.89%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	41,482,188.4480	34.60%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN: NORMA AJA P.O. BOX 1939 HOUSTON TX 77251-1939	18,275,848.6640	15.24%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA TTEE 401(K) LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	13,376,089.4290	11.16%

Columbia Marsico 21st Century Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,199,371.5990	7.70%

Columbia Marsico 21st Century Fund Class A	PRUDENTIAL INVESTMENT MNGT SVC FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNTI 194 WOOD AVE S ISELIN NJ 08830-2710	7,408,061.1970	5.10%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,623,892.5810	17.14%

Columbia Marsico 21st Century Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	904,907.5070	9.55%

Columbia Marsico 21st Century Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,932,724.7210	26.51%

Columbia Marsico 21st Century Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6,482,084.5310	12.33%

Columbia Marsico 21st Century Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	2,697,499.8120	5.13%

Columbia Marsico 21st Century Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	353,713.0210	10.76%

Columbia Marsico 21st Century Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,447,698.8280	16.00%

Columbia Marsico 21st Century Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,040,499.7850	11.95%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8,446,356.2090	10.05%

Columbia Marsico 21st Century Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	6,869,310.5170	8.17%

Columbia Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-415	6,773,805.6020	8.06%

Columbia Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,751,574.6710	8.03%

Columbia Marsico Focused Equities Fund Class A	PRUDENTIAL INVESTMENT MNGT SVC FBO MUTUAL FUND CLIENTS ATTN: PROCHOICE UNIT 194 WOOD AVE S ISELIN NJ 08830-2710	15,967,435.7510	21.28%

Columbia Marsico Focused Equities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,736,281.8880	11.64%

Columbia Marsico Focused Equities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,345,070.0140	48.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Focused Equities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,275,537.7720	53.82%

Columbia Marsico Focused Equities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,209,057.3920	7.86%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	9,804,286.9370	19.67%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,293,123.4110	12.63%

Columbia Marsico Focused Equities Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	4,372,982.4200	8.77%

Columbia Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-415	4,053,356.7700	8.13%

Columbia Marsico Global Fund Class A	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,467.7520	52.68%

Columbia Marsico Global Fund Class A	NFS LLC FEBO WILLIAM C LIVINGSTON BRONAH M LIVINGSTON 4254 RUSTLING WOODS DR DENVER NC 28037-5463	13,003.8390	5.46%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Global Fund Class C	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,000.0000	66.31%

Columbia Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,730.8890	7.28%

Columbia Marsico Global Fund Class R	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,246.4790	99.59%

Columbia Marsico Global Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,689.4900	86.03%

Columbia Marsico Global Fund Class Z	BANK OF AMERICA NA IRA CHARLES J HOWELL 600 UNIVERSITY ST STE 1725 SEATTLE WA 98101-4120	16,738.2680	11.46%

Columbia Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,616,817.1710	16.34%

Columbia Marsico Growth Fund Class A	MORGAN STANLEY SMITH BARNEY HARBOSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	4,907,913.3890	8.34%

Columbia Marsico Growth Fund Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	3,347,885.8880	5.69%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,121,699.8620	44.24%

Columbia Marsico Growth Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	182,046.8070	7.18%

Columbia Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,100,883.2820	53.69%

Columbia Marsico Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,801,294.0250	7.99%

Columbia Marsico Growth Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2I, 3RD FL JERSEY CITY NJ 07311	1,300,891.0260	5.77%

Columbia Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	404,351.1090	44.63%

Columbia Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	67,289.3190	7.43%

Columbia Marsico Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	24,433,604.5490	25.46%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	17,430,361.2730	18.17%

Columbia Marsico Growth Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	9,804,031.1820	10.22%

Columbia Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,570,908.3860	7.89%

Columbia Marsico International Opportunities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,493,803.5100	10.55%

Columbia Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	403,891.6150	26.24%

Columbia Marsico International Opportunities Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	139,719.1580	9.08%

Columbia Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	797,783.6690	19.90%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	522,218.4880	13.03%

Columbia Marsico International Opportunities Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	227,244.8610	5.67%

Columbia Marsico International Opportunities Fund Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	47,994.4000	15.33%

Columbia Marsico International Opportunities Fund Class R	FRONTIER TRUST CO FBO DEARBORN MID WEST CONVEYOR CO 401K P.O. BOX 10758 FARGO ND 58106-0758	46,382.8210	14.82%

Columbia Marsico International Opportunities Fund Class R	NTC & CO CUST BODE CALL & STROUPE FBO BODE CALL & STROUPE P.O. BOX 173859 DENVER CO 80217-3859	32,856.3270	10.49%

Columbia Marsico International Opportunities Fund Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER CO 80202-3531	22,172.4570	7.08%

Columbia Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	17,859.8770	5.70%

Columbia Marsico International Opportunities Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO WHITEMAN LUMBER COMPANY 401K PLAN P.O. BOX 79377 ATLANTA GA 30357-7377	16,562.9740	5.29%

Columbia Marsico International Opportunities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	54,208,961.1110	61.99%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class Z	VANGUARD FIDUCIARY TRUST COMPANY NATIONS FUNDS P.O. BOX 2600 VM 613 ATTN OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	8,110,560.1520	9.27%

Columbia Marsico International Opportunities Fund Class Z	TEXAS CHILDREN’S HOSPITAL FOUNDATION 1919 S.BRAESWOOD HOUSTON TX 77030-4412	6,027,850.6560	6.89%

Columbia Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	3,380,978.2100	16.08%

Columbia Mid Cap Index Fund Class A	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MAGELLAN HEALTH SERVICE INC 6950 COLUMBIA GATEWAY DR COLUMBIA MD 21046-2706	1,349,770.7930	6.42%

Columbia Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LL TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,224,647.4640	5.82%

Columbia Mid Cap Index Fund Class A	JPMORGAN CHASE TRUSTEE CUST FBO ERICSSON CAPITAL ACCUMULATION AND SAVINGS PLAN 93 WARD PKWY KANSAS CITY MO 64114-3317	1,093,460.0330	5.20%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	68,401,274.4280	35.19%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	42,191,802.7500	21.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	25,762,004.0100	13.25%

Columbia Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,435,760.4780	6.29%

Columbia Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	6,528,034.4580	5.52%

Columbia Mid Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	268,576.0030	6.18%

Columbia Mid Cap Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	239,097.0000	5.50%

Columbia Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,036,617.8700	21.09%

Columbia Mid Cap Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,340,383.1390	9.31%

Columbia Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	15,502,397.4310	61.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD, CT 06104-2999	1,534,665.8730	6.11%

Columbia Mid Cap Value Fund Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	1,138.9930	100.00%

Columbia Mid Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	41,442,903.6130	19.47%

Columbia Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	31,705,425.6820	14.89%

Columbia Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,626,637.9240	8.75%

Columbia Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18,364,780.9080	8.63%

Columbia Overseas Value Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	1,088,418.8280	100.00%

Columbia Small Cap Growth Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,208,893.4990	17.25%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Growth Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	79,205.3320	29.66%

Columbia Small Cap Growth Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	81,238.5560	30.31%

Columbia Small Cap Growth Fund II Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	19,678.8020	7.34%

Columbia Small Cap Growth Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,402,334.2720	59.82%

Columbia Small Cap Growth Fund II Class Z	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO PLEXUS CORP. 401(K) SAVINGS PLAN P.O. BOX 79377 ATLANTA GA 30357-7377	1,435,274.1330	6.92%

Columbia Small Cap Value Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,440,867.1760	8.49%

Columbia Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND P.O. BOX 8338 BOSTON MA 02266-8338	2,428,315.2810	5.99%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	29,982.8160	11.96%

Columbia Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	423,829.9170	22.45%

Columbia Small Cap Value Fund II Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	106,397.2450	5.64%

Columbia Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	585,318.4600	27.98%

Columbia Small Cap Value Fund II Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	134,873.3930	6.45%

Columbia Small Cap Value Fund II Class R	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	110,452.0530	5.28%

Columbia Small Cap Value Fund II Class R	FIFTH THIRD BANK TRUSTEE FBO VARIOUS FASCORP RECORDKEPT PLANS C/O FASCORP 8515 ORCHARD RD GREENWOOD VLG CO 80111-5002	106,948.3090	5.11%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,440,556.3770	15.58%

Columbia Small Cap Value Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,133,939.7780	14.06%

Columbia Small Cap Value Fund II Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	12,022,382.9750	13.93%

Columbia Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,938,111.8800	8.04%

Columbia Small Cap Value Fund II Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,423,694.2660	6.29%

Columbia Small Cap Value Fund II Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,800,292.2420	5.56%

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Asset Allocation Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,488,370.7030	75.67%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Asset Allocation Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43.393.8240	61.67%

Columbia Asset Allocation Fund II Class C	UBS FINANCIAL SERVICES INC. FBO BARBARA PHILLIPS 933 111TH AVE NE APT 532 BELLEVUE WA 98004-8544	11,416.4560	26.76%

Columbia Asset Allocation Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,707.4070	15.72%

Columbia Asset Allocation Fund II Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	4,001.9850	9.38%

Columbia Asset Allocation Fund II Class C	UBS FINANCIAL SERVICES INC. FBO RAYDEAN RANDLETT TRADITIONAL IRA 1135 HIDDEN OAKS DR MENLO PARK CA 94025-6042	2,679.5480	6.28%

Columbia Asset Allocation Fund II Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P.O. BOX 9446 MINNEAPOLIS MN 55440-9446	2,444.9880	5.73%

Columbia Asset Allocation Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,095,457.0520	99.53%

Columbia CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	594,993.7540	48.17%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia CA Intermediate Municipal Bond Fund Class A	UBS FINANCIAL SERVICES INC. FBO THELMA STEWART MANAGEMENT COMPANY, LLC 3031 W MARCH LN STE 123 STOCKTON CA 95219-6567	192,667.5230	15.60%

Columbia CA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,665.8350	96.98%

Columbia CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	151,043.7160	74.34%

Columbia CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC EXEMPTION TR CREATED UNDER 2004 SICHI FAM TRUST TR 2555 TODD CT ARCATA CA 95521-5147	17,771.9890	8.75%

Columbia CA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,402,583.1980	91.11%

Columbia GA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	500,329.0080	28.54%

Columbia GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	236,234.9350	13.47%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia GA Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	119,832.3740	6.83%

Columbia GA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,565.4740	49.17%

Columbia GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,603.0950	10.82%

Columbia GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC STEVE G LYMAN & ALIDA B LYMAN 4492 HAVERSTRAW DRIVE DUNWOODY GA 30338-6604	5,352.1450	7.61%

Columbia GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC DAVID G HUNTER 4698 JERFFERSON TOWNSHIP LN MARIETTA GA 30066-3826	5,236.5320	7.45%

Columbia GA Intermediate Municipal Bond Fund- Class B	FIRST CLEARING, LLC WILSON S MOBLEY 2058 BRIAN WAY DECATUR GA 30033-3826	4,696.6730	6.68%

Columbia GA Intermediate Municipal Bond Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	4,633.4730	6.59%

Columbia GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	91,354.3690	25.97%

Columbia GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC RUTH LAUTZ TR RUTH LAUTZ TTEE 3315 PEACHTREE INDUSTRIAL BLVD DECATUR GA 30033-3826	23,749.9060	6.75%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia GA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,169,349.1900	95.51%

Columbia High Income Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,761,279.4370	24.05%

Columbia High Income Fund Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	2,611,942.2490	16.70%

Columbia High Income Fund Class A	NFS LLC FEBO TRANSAMERICA FINANCIAL LIFE 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015-2211	851,362.5680	5.44%

Columbia High Income Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,400,615.9210	44.23%

Columbia High Income Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,132,847.9740	39.16%

Columbia High Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	176,673.0810	6.11%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia High Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	53,986,303.5250	68.78%

Columbia High Income Fund Class Z	STATE STREET BANK AND TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	4,946,724.2400	6.30%

Columbia LifeGoal® Income and Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,178,076.5960	37.90%

Columbia LifeGoal® Income and Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,862,336.8520	54.65%

Columbia LifeGoal® Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	994,475.6320	42.97%

Columbia LifeGoal® Income and Growth Portfolio Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER CO 80202-3531	32,943.8470	52.59%

Columbia LifeGoal® Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO GROSSMONT FAMILY MEDICAL GROUP 401K P.O. BOX 10758 FARGO ND 58106-0758	3,540.0850	5.65%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	5,874.0900	9.38%

Columbia LifeGoal® Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARING PO BOX 10758 FARGO, ND 58106-0758	7,257.2510	11.59%

Columbia LifeGoal® Income and Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	610,709.0520	29.68%

Columbia LifeGoal® Income and Growth Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	582,540.4770	28.31%

Columbia LifeGoal® Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	164,256.6900	7.98%

Columbia LifeGoal® Income Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	463,712.1810	33.18%

Columbia LifeGoal® Income Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	271,383.8400	43.10%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	174,454.9530	35.56%

Columbia LifeGoal® Income Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	126,661.8280	43.65%

Columbia LifeGoal® Income Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,134.5560	11.76%

Columbia MD Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON DC 20008-1610	358,822.2860	13.95%

Columbia MD Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	220,932.6060	8.59%

Columbia MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC MARK & MARY ANN RONALD TRUST MARK & MARY ANN RONALD TTEES 7110 44TH ST CHEVY CHASE MD 20815-6039	132,477.3530	5.15%

Columbia MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,001.3210	15.06%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO MARY A MICHELS 1658 HARDWICK RD BALTIMORE MD 21286-8128	5,894.5610	9.86%

Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO RALPH M VITALE SR AUDREY J VITALE 3510 E JOPPA RD BALTIMORE MD 21234-3313	5,224.3900	8.74%

Columbia MD Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC ROBERT F ROHR & BARBARA M ROHR JT TEN 608 CHURCHILL RD BEL AIR MD 21014-4245	4,725.1010	7.91%

Columbia MD Intermediate Municipal Bond Fund Class B	FIRST CLERING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,665.7530	7.81%

Columbia MD Intermediate Municipal Bond Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	3,648.1450	6.10%

Columbia MD Intermediate Municipal Bond Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	3,596.6430	6.02%

Columbia MD Intermediate Municipal Bond Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	94,172.8150	22.35%

Columbia MD Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	88,159.2190	20.92%

Columbia MD Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,376,071.5190	94.19%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Masters International Equity Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	705,689.8330	12.28%

Columbia Masters International Equity Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	115,823.5380	26.65%

Columbia Masters International Equity Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	287,199.0170	24.11%

Columbia Masters International Equity Portfolio Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2. 3RD FL JERSEY CITY, NJ 07311	88,938.8090	7.47%

Columbia Masters International Equity Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,664.9660	56.99%

Columbia Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC FBO PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	399,5780	13.68%

Columbia Masters International Equity Portfolio Class R	BRETT PEAKS FBO LENOX VILLAGE DENTISTRY 401K PSP & TRUST 6905 LENOX VILLAGE DR NASHVILLE TN 37211-7172	386.9590	13.24%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MID ATLANTIC TRUST CO FBO SAL OPPENHEIM JR & CIE 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	288.0130	9.86%

Columbia Masters International Equity Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,650,697.2390	91.02%

Columbia NC Intermediate Municipal Bond Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	297,829.2580	8.26%

Columbia NC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO MAURICIO CASTILLO TTEE MAURICIO CASTILLO LIVING TRUST 416 HILLSBOROUGH ST CHAPEL HILL NC 27514-3102	278,666.2040	7.73%

Columbia NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING, LLC FRANK M DRENDEL P.O. BOX 9212 HICKORY NC 28603-9212	208,354.4670	5.78%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO FLOYD L & RAMONA M MORRIS TR FLOYD L MORRIS 3136 OLD LOWGAP RD LOWGAP NC 27024-7416	19,008.7090	16.32%

Columbia NC Intermediate Municipal Bond Fund Class B	RBS CAPITAL MARKETS CORP FBO EDWARD SANDERS DOUGLAS J SANDERS JT TEN/WROS 2218 RICHARDSON DR CHARLOTTE NC 28211-3265	14,212.1620	12.20%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO LILLIAN G SHOAF 830 METAIRIE LN WINSTON SALEM NC 27104-3319	9,747.6860	8.37%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JASON LAMBERTH CAROL LAMBERTH PO BOX 24 STATESVILLE NC 28687-0024	8,275.3300	7.10%

Columbia NC Intermediate Municipal Bond Fund Class B	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	8,231.0200	7.07%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO KATE R HOOTS 1372 HARRIS AVE NEWTON CA 28658-1611	6,643.0310	5.70%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO CAROL LEE SMITH WOOD P.O. BOX 313 HAW RIVER NC 27258-0313	6,222.4570	5.34%

Columbia NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,918.7080	34.01%

Columbia NC Intermediate Municipal Bond Fund Class C	NFS LLC FEBO CREIGHTON W SOSSOMON BANK OF AMERICA COLLATERAL P.O. BOX 9 HIGHLANDS NC 28741-0009	28,307.1610	6.60%

Columbia NC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,372,334.8690	91.85%

Columbia Short Term Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,600,044.3410	18.66%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Short Term Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	160,515.4320	18.20%

Columbia Short Term Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,926,570.2190	38.23%

Columbia Short Term Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	890,814.6430	6.91%

Columbia Short Term Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,894,327.6870	89.35%

Columbia Short Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	224,803.2240	10.60%

Columbia Short Term Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	145,294,168.8900	71.57%

Columbia Short Term Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,051,809.7010	25.24%

Columbia Short Term Municipal Bond Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	4,676,412.5930	11.74%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Short Term Municipal Bond Fund- Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,954,9570	21.65%

Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO KEVIN W BARR FRANCINE BARR 5235 DRYSTACK LN GLEN ALLEN VA 23059-2532	4,906.4600	15.27%

Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO DARRELL C REED MAUREEN O REED 4681 SHELBURNE RD RADFORD VA 24141-8057	4,609.1020	14.35%

Columbia Short Term Municipal Bond Fund Class B	SIDNEY MORRIS 3605 BERMUDA RUN DR VALDOSTA GA 31605-1082	3,505.4160	10.91%

Columbia Short Term Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,368,911.6830	47.51%

Columbia Short Term Municipal Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	258,752.2480	5.19%

Columbia Short Term Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	159,654,192.8970	86.25%

Columbia SC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	775,103.7670	32.40%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia SC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO INTERNET RESOURCE MANAGEMENT BANK OF AMERICA NA COLLATERAL P.O. BOX 1329 FORT MILL SC 29716-1329	541,187.7690	22.63%

Columbia SC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,892.8520	60.68%

Columbia SC Intermediate Municipal Bond Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	6,618.2480	6.82%

Columbia SC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SUE B JAMES EST TX SHEL TRUST 1129 WATERFRONT DR MT PLEASANT SC 29464-7428	5,355.4450	5.52%

Columbia SC Intermediate Municipal Bond Fund Class B	WELLS FARGO BANK NA FBO HOPKINS M CRTA P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	5,203.0760	5.36%

Columbia SC Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,040.7010	5.19%

Columbia SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	367,785.4010	38.59%

Columbia SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES & ASSOC INC FBO ANNIE LEE FAYSSOUX TTEE 203 PACOLET HWY GAFFNEY SC 29340-2816	72,740.5460	7.63%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia SC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,681,570.0070	89.93%

Columbia Total Return Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	575,686.5780	26.27%

Columbia Total Return Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,466.3060	24.94%

Columbia Total Return Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	292,987.2470	51.76%

Columbia Total Return Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	86,875,990.2020	79.37%

Columbia VA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC C HENRY JONES TTEE C HENRY JONES REVOCLIVTRUST 7320 COLONY POINT RD NORFOLK VA 23505-3300	235,505.2150	5.11%

Columbia VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,795.6150	14.62%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO EDWARD P HAZARD JR FRANCES H HAZARD 915 HOLLYWOOD DR CHESAPEAKE VA 23320-4821	8,324.7130	8.82%

Columbia VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC PETER BRUNK & DIANE BRUNK JT WROS 3501 CARDINAL LN PORTSMOUTH VA 23703-3631	7,391.2080	7.83%

Columbia VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING CORPORATION MARTHA W STEERS TTEE MARTHA W STEERS LIVING TRUST 5801 WILLIAMSBURG LANDING DR WILLIAMSBURG VA 23185-3778	6,783.3320	7.19%

Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO NORMA F STUART 6809 DARBY LN SPRINGFIELD VA 22150-2006	5,537.5620	5.87%

Columbia VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	53,516.4800	17.68%

Columbia VA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	23,109,999.8350	92.99%

Corporate Bond Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,030,991.0000	99.24%

Mortgage- and Asset-Backed Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	3,673,814.0810	86.12%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Mortgage- and Asset-Backed Portfolio Class A	STATE STREET BANK & TRUST CO AAF LIFEGOAL INCOME & GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	430,028.9370	10.08%

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Columbia Fund (except the Advisor International Multi-Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio) because it owns of record more than 25% of the outstanding shares of a Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Convertible Securities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,941,500.7370	31.83%

Columbia International Value Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,350,727.8690	28.74%

Columbia Large Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	51,769,526.9970	55.08%

Columbia Large Cap Enhanced Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	35,430,037.5880	86.95%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Marsico Global Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	501,403.7210	71.78%

Columbia Marsico International Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	54,208,961.1110	50.44%

Columbia Mid Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	68,401,274.4280	31.75%

Columbia Overseas Value Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	1,088,418.8280	100.00%

Columbia Small Cap Growth Fund II	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,402,334.2720	36.40%

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Asset Allocation Fund II	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,538,471.9340	56.38%

Columbia CA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,402,583.1980	85.53%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia GA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,169,349.1900	77.87%

Columbia High Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	53,986,303.5250	53.88%

Columbia LifeGoal® Income and Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,645,598.1320	41.54%

Columbia LifeGoal® Income Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,036.212.8020	36.90%

Columbia MD Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,376,071.5190	75.19%

Columbia Masters International Equity Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,650,697.2390	45.30%

Columbia NC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,372,334.8690	73.61%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	147,188,496.5770	59.13%

Columbia Short Term Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	159,654,192.8970	69.43%

Columbia SC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,681,570.0070	72.28%

Columbia Total Return Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	86,875,990.2020	77.18%

Columbia VA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	23,109,999.8350	77.39%

Corporate Bond Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,030,991.0000	99.24%

Mortgage- and Asset- Backed Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	3,673,814.0810	86.12%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

FIM Funding, Inc. is a non-depository credit institution organized under the laws of the United States, 401 North Tryon Street, Charlotte, North Carolina 28202. Bank of America Corporation is the ultimate parent company of FIM Funding, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is a registered broker-dealer organized under the laws of the United States, One Bryant Park, New York, New York 10036. Bank of America Corporation is the ultimate parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

___________________________________________________________________________________

___________________________________________________________________________________

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

___________________________________________________________________________________

___________________________________________________________________________________

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

___________________________________________________________________________________

___________________________________________________________________________________

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

___________________________________________________________________________________

___________________________________________________________________________________

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

        or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

APPENDIX C — SALES CHARGE WAIVERS

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R shares and Class R4 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R shares and Class R4 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

C-1

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1?2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

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Class I shares, Class R shares, Class R4 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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APPENDIX D — DESCRIPTION OF STATE CONDITIONS

STATE SPECIFIC INFORMATION

Each Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the state in which the Fund invests, as well as the general fiscal and economic stability of the state’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in each Fund’s prospectuses, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of each Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Adviser but is believed to be accurate in all material respects. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of a Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

California

The following information relates specifically to the California Intermediate Municipal Bond Fund (the Fund). This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of California (California or the State) and local agencies in California available as of the date of this Statement of Additional Information. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

General Economic Factors.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In the May Revision of the 2010-11 Governor’s Budget (as defined below), released May 14, 2010 (the “2010-11 May Revision”), the California Department of Finance (the “Department of Finance”) reported that the California economy started to recover from the recession in the latter part of 2009, but projected that growth in calendar year 2010 and beyond would be slow and would continue to lag slightly behind the national economic recovery as a whole. As of May 2010, unemployment in the State was 12.4%, compared to 12.5% in January 2010 and 9.7% in January 2009. The United States unemployment rate for May 2010 was 9.7%.

Current Financial Stress.

The State experienced a severe economic recession that began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010. The State’s unemployment rate increased from 5.9% in January 2008 to 12.4% in May 2010. The rate of increase has slowed in 2010. There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

In response to the most severe economic downturn in the United States since the Great Depression, in the State’s budget plan for fiscal year 2009-10 adopted on February 20, 2009, as amended by the revisions enacted on July 28, 2009, together with other related budget legislation (the “Amended 2009 Budget Act”), the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010-11 May Revision included further reductions to many programs. If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in fiscal year 1998-99 adjusted for population and inflation growth.

The State is slowly emerging from the recession, but economic growth is modest and the level of unemployment is still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) are projected to fall by more than 20% from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (approximately $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($10 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (approximately $1 billion below peak levels). Consumer spending driven by easy credit and growth in home values is also not likely to return to prior levels in the foreseeable future. Future revenues will also be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

In January 2010, California’s projected budget gap for fiscal years 2009-10 and 2010-11 was $19.9 billion. The deterioration of the State’s fiscal condition since adoption of the Amended 2009 Budget Act was due to a combination of lower than projected revenues, failure to achieve expected savings (due in part to adverse court decisions), and population and caseload growth. A special session of the California Legislature in February 2010 enacted several bills that addressed approximately $2.1 billion of this gap. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added approximately $1.3 billion to the gap, so that the 2010-11 May Revision projected the remaining budget gap at $19.1 billion. This figure is comprised of a fiscal year 2009-10 shortfall of $7.7 billion, a fiscal year 2010-11 shortfall of $10.2 billion, and a $1.2 billion reserve for fiscal year 2010-11.

The 2010-11 May Revision proposed additional solutions to close the remaining budget gap. Additional federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional federal funds contained in Governor’s Proposed Budget for the 2010-11 fiscal year released on January 8, 2010 (the “2010-11 Governor’s Budget”). Spending reductions account for $12.4 billion in solutions. Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues. In response, California Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another that would rely on a borrowing plan using certain significant non-General Fund revenues. All such proposals are now being considered by the California Legislature. Even if all the Governor’s proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The sharp drop in revenues over the last two fiscal years also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which registered warrants could not be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. The registered warrants were all called for redemption on September 4, 2009, once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to make high-priority payments, including debt service on bonds, payments to schools, or employee payrolls. The issuance of State registered warrants in 2009 was only the second time the State has issued State registered warrants since the 1930s.

The 2010-11 May Revision projected that the State would have sufficient cash resources to pay all of its obligations through the end of fiscal year 2009-10, including repayment of all outstanding revenue anticipation notes in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session of the California Legislature in early March 2010 will provide the State with additional tools to manage cash in the summer of 2010 and during key months of the budget year by authorizing short-term deferral of certain State payments, primarily to schools and local governments. Proposals to close the budget shortfall will substantially reduce this cash gap. In addition to budget solutions, the State will need to obtain external financing early in fiscal year 2010-11. At the Governor’s direction, the Department of Finance has begun working with the State Controller’s Office and the State Treasurer’s Office to develop additional cash solutions as needed to meet the State’s payment obligations.

The national and California economies improved between the 2010-11 Governor’s Budget and the 2010-11 May Revision. Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010. However, some sectors of both economies have yet to show any positive signs – construction being a prime example.

There are signs that home prices have begun to stabilize and have improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but, prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

The longest and deepest recession in the post-Depression era is most likely over. Both the State and national economies appear poised to make modest comebacks, and many indicators released since the 2010-11 Governor’s Budget forecast have been more encouraging than originally expected. Still, the recovery will probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities that will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment healthcare benefits that was estimated to be $51.8 billion as of June 30, 2009.

Recent Developments.

On May 14, 2010, the Governor released the 2010-11 May Revision. The 2010-11 May Revision disclosed that General Fund revenues in April 2010 were approximately $3.6 billion lower than projected in the 2010-11 Governor’s Budget, reversing three consecutive months of revenue results that exceeded forecasts. The majority of the shortfall was in personal income tax receipts and occurred for several reasons. First, extraordinary amounts of 2008 capital losses were carried forward into the 2009 tax year. Second, small business owners had less income in 2009 than had been projected at the time of the 2010-11 Governor’s Budget. Lastly, in response to tax law changes, it appears that many quarterly filers paid a greater percentage of their estimated payments prior to April 2010 than was predicted at the time of the 2010-11 Governor’s Budget, thus reducing final payments in April 2010.

On May 4, 2010, a California Superior Court judge ruled in favor of the State in the case of California Redevelopment Association et al. v. Genest et al. This ruling upheld a provision in the Amended 2009 Budget Act that required redevelopment agencies around the State to transfer $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to support public school funding within their jurisdictions (thereby relieving the General Fund from an equal amount of payments under Proposition 98). The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

On May 19, 2010, a lawsuit was filed on behalf of individual students, school districts, and educational organizations against the State (Robles-Wong et al. v. State of California) alleging that the State’s system of financing public schools is inconsistent with the mandate of the State Constitution to support public education. The suit seeks a declaration that the current system of school financing is unconstitutional and orders for the California Legislature and Governor to devise an adequate system of school financing.

On June 9, 2010, the California Supreme Court granted review of the Court of Appeal decision upholding the Governor’s vetoes of spending in the Amended 2009 Budget Act. There is no time yet set for hearing or decision in this case but the California Supreme Court set an accelerated briefing schedule with all briefings due by July 14, 2010.

On June 14, 2010, the United States Supreme Court granted the State’s petition for review of the decision by a three-judge federal court which ordered a reduction of the State prison population. It is expected that the case will be heard and decided during the United States Supreme Court’s 2010-11 term.

A number of initiative petitions have been filed with the California Secretary of State and will be placed on the November 2, 2010, election ballot. A number of the proposals would, if ultimately approved by the voters, impact State finances in various ways, as briefly summarized below.

•	Legalize sale of marijuana, which could produce increased State revenues if taxes are levied on such sales.

•	Raise the vehicle license fee by $18 annually and dedicate these funds to support State parks, reducing General Fund expenditures.

•	Restrict the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing.

•	Reduce the required vote in each house of the California Legislature to adopt the annual budget to a majority from two-thirds.

•	Repeal certain corporate tax breaks enacted as part of the Amended 2009 Budget Act, increasing future General Fund revenues.

On June 16, 2010, the California Public Employees’ Retirement System (“CaIPERS”) adopted a proposal that will increase the amount the State must contribute to CaIPERS for State employee pensions in fiscal year 2010-11. The State projects this will result in an increase in contributions of approximately $281 million, approximately 55% of which must be paid from the General Fund.

Subsequent to the 2010-11 May Revision, the Administration entered into tentative contract agreements with representatives of several bargaining units, representing more than 22,000 employees. These tentative agreements still require ratification by union members and the California Legislature. It is estimated that these contracts would save the State $72 million ($43 million General Fund savings) in fiscal year 2010-11.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P, and Fitch represent their respective opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In April 2010, Fitch raised its rating assigned to California’s general obligation bonds from BBB to A-minus, and Moody’s raised its rating assigned to California’s general obligation bonds from Baa1 to A1. The changes in those ratings reflect a recalibration by Fitch and Moody’s, as applicable, of their United States municipal ratings from a municipal scale to a global scale, and neither change reflects a change in credit quality. In January 2010, S&P lowered its rating on California’s general obligation bonds from A to A-minus, indicating that the State’s “… severe fiscal imbalance and impending recurrence of a cash deficiency …” were factors in reaching its decision. It is not possible to determine whether or the extent to which Moody’s, S&P, or Fitch will change its respective rating on California general obligation bonds in the future.

California Finances.

General Fund. The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond, and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act, as defined herein), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties. The State maintains a Special Fund for Economic Uncertainties (“SFEU”), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (California Government Code Section 16418) also contains a continuous appropriation authorizing the State Controller to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year. However, if, at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, this transfer shall be reduced by the amount of the excess revenues. The estimates of the transfer shall be made jointly by the State’s Legislative Analyst’s Office (the “LAO”) and the Department of Finance. For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in California Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004, created the Budget Stabilization Account (the “BSA”) as a second budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds (“ERBs”) of the State issued pursuant to the California Economic Recovery Bond Act (“Proposition 57”), until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been applied to the retirement of ERBs. See “State Indebtedness – Economic Recovery Bonds” below.

The 2007, 2008, and 2009 Budget Acts give the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to the authority, they will not be replenished by a future fiscal year’s annual transfer unless the California Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which must be repaid when the General Fund has available cash, as described under “Inter-Fund Borrowings” below.

In light of the condition of the General Fund, the Governor issued an Executive Order on May 28, 2008, suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the Governor’s proposed budget for fiscal year 2008-09, released on January 10, 2008 (the “2008-09 Governor’s Budget”). Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the fiscal year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA. The 2010-11 May Revision retained the January 10 proposal to suspend the fiscal year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA. There are currently no moneys in the BSA.

Inter-Fund Borrowing. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (“PMIB”) (comprised of the Director of Finance, the State Treasurer, and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account (“PMIA”). This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

The amount of loans from the SFEU, the BSA, and other internal sources to the General Fund as of the end of any month is displayed in the most recent State Controller’s Statement of General Fund Cash Receipts and Disbursements, on the first page under “Borrowable Resources – Outstanding Loans.” Copies of the State

Controller’s monthly Statement of General Fund Cash Receipts and Disbursements are available at the State Controller’s website. Neither the State Controller’s website, nor any of the information contained therein, is incorporated herein by this reference and no representation is made as to the accuracy of the information contained therein.

Any determination of whether a proposed borrowing from one of the Special Funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The State Attorney General has identified certain criteria relevant to such a determination. For instance, amounts in the Special Funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the Special Funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may re-borrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State’s cash flow.

In connection with the adoption of the 2008 Budget Act, statutory changes sponsored by the Administration were enacted to clarify 18 existing State funds as borrowable resources for General Fund cash flow purposes. These funds increased the total amount of borrowable resources by approximately $3.5 billion as of September 2008. An additional $500 million of additional borrowable resources were previously made available in August 2008 as a result of administrative actions taken by the State Controller.

The February 2009 Budget Act also included clarification of an additional 19 funds as borrowable resources for General Fund cash flow purposes. These funds provide approximately $2 billion of additional borrowable cash to the General Fund.

In addition to temporary inter-fund cash flow borrowings described in this section, budgets enacted in the current and past fiscal years have included other budgetary transfers and long-term loans from special funds to the General Fund. In some cases, such budgetary loans and transfers have the effect of reducing internal borrowable resources.

The California Budget.

The Budget Process. California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The California Constitution specifies that an annual budget shall be proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a two-thirds majority vote of each House of the California Legislature. As required by the Balanced Budget

Amendment (“Proposition 58”), beginning with fiscal year 2004-05, the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the California Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the California Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the California Legislature. An initiative Constitutional amendment will be included on the November 2, 2010, election ballot that would reduce the required vote to adopt a budget bill to majority from two-thirds.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges (“K-14 education”) require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process. Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the General Fund or special fund revenues, or otherwise limited the California Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each House of the California Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A, approved in 2004, which limits the California Legislature’s power over local revenue sources; and Proposition 1A, approved in 2006, which limits the California Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

The 2009-10 Budget. The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the California Legislature to enact corrective actions.

Because of strong disagreement in the California Legislature as to the amount of corrective actions that would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act. The Initial 2009 Budget Act was adopted by the California Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0% decrease. The June 30, 2010, total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009, reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the May Revision of the Initial 2009 Budget Act (as subsequently updated, “2009-10 May Revision”). Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act. On July 24, 2009, the California Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision. Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2008. See “New Revenues” below. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5% decrease. The June 30, 2010, total reserve was projected to be $500 million as compared to the revised June 30, 2009, reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that the Administration, as of May 2010, projected that fiscal year 2009-10 would end with a negative balance of $6.8 billion at June 30, 2010. The discussion below describes some of the elements of the Amended 2009 Budget Act that could not be implemented as originally expected.

The Amended 2009 Budget Act contained the following major General Fund components:

1. Addressing the Deficit. The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes, and sales and use taxes). Spending cuts were implemented in virtually every State program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52% of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13% of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21% of total solutions), and $8.4 billion of other solutions (14% of total solutions). Significant elements of the budget solutions include:

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Proposition 1A of 2004 Borrowing from Local Governments. The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A, approved in the November 2004 election (“Proposition 1A of 2004”) to borrow from local agencies up to 8% of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

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Redevelopment Agency Borrowing. The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer that, if successful, could adversely affect the State’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the State in this challenge; the decision has been appealed. Subsequent to enactment of the Amended 2009 Budget Act, the California Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the low and moderate income housing funds to make the fiscal years 2009-10 and 2010-11 payments.

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Payroll Shift. One-time savings of $1.618 billion ($937.6 million General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010, to July for all entities that are paid through the Uniform State Payroll System. This shift will be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the California Legislature, the California Exposition and State Fair, and local trial courts.

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State Compensation Insurance Fund Sale. One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2. Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at approximately $8.7 billion. As of May 19, 2010, approximately $7.8 billion has been received by the State, and the remainder is expected by the end of June 2010.

3. Cash Flow Management. The deterioration of revenues resulted in a cash shortage in fiscal years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act included a number of cash solutions to better balance timing of receipts and disbursements. Further cash management solutions were adopted by the California Legislature as part of a special session in early 2010. The State expects to be able to meet its payment obligations in the final months of fiscal year 2009-10 through administrative actions.

4. Proposition 98. As of the Amended 2009 Budget Act, the minimum funding guarantee under Proposition 98 for K-14 education (the “Proposition 98 Guarantee”) for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion.

5. K-12 Education. The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10, of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget

Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10, of which $35.9 billion was funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10.

6. Higher Education. The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of higher education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges. The 2010-11 May Revision included total funding of $20.5 billion for fiscal year 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research).

7. Health and Human Services. The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for health and human service programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in health and human services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from the ARRA. As of the 2010-11 May Revision, non-Proposition 98 General Fund expenditures for health and human service programs for fiscal year 2009-10 were projected to be $24.9 billion.

8. Transportation Funding. The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009, the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the public transportation account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the State sales tax on gas and increasing the State gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the public transportation account, eliminating the so-called spillover allocation. Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief is projected for fiscal year 2010-11.) Remaining public transportation account funds and new diesel sales tax revenues are used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of public transportation account for debt service offset. Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 is proposed to be lent to the General Fund. This funding is available without diminishing previously anticipated transportation program levels and will be repaid in three years.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for fiscal years 2009-10 and 2010-11. Two initiatives have been submitted for the November 2010 ballot that, if either is approved, limit the ability of the State to implement the transportation legislation.

9. Budget Stabilization Account. Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

10. Prison Funding. The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation (“CDCR”). In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the California Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 May Revision. The 2010-11 May Revision revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 May Revision projected, based on the various assumptions and proposals it contains, that the State would end fiscal year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor’s Budget.

The 2010-11 May Revision reflected a net increase of $493.1 million in the General Fund beginning balance at the start of fiscal year 2009-10, since the 2010-11 Governor’s Budget. This change in the starting balance is primarily due to the following components:

•	$317.4 million increase in fiscal year 2009-10 Corporate Income Tax accruals;

•	$184.1 million increase in fiscal year 2008-09 Proposition 98 savings.

As of the 2010-11 May Revision, General Fund revenues and transfers for fiscal year 2009-10 were projected at a revised $86.5 billion, a decrease of $1.563 billion compared with the 2010-11 Governor’s Budget estimates. This change is primarily made up of the following components:

•	$2.619 billion decrease in personal income tax;

•	$816 million increase in sales and use tax;

•	$240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for fiscal year 2009-10 were projected at $86.5 million, an increase of $373 million compared with the 2010-11 Governor’s Budget estimates. This increase in expenditures is primarily attributable to an increase in Proposition 98 expenditures of $1.2 billion, and a decrease in non-Proposition 98 expenditures of $803.3 million. The increase in Proposition 98 expenditures is primarily due to a decrease in Proposition 1A and redevelopment agency offset.

The non-Proposition 98 expenditure decrease is due primarily to the combined effects of an $814 million increase in health and human services expenditures, a decrease of $367.9 million in borrowing costs, increased federal funds offsets of $430.5 million, and an increase in Proposition 1A and redevelopment agency offsets of $890.2 million (previously budgeted as offset to Proposition 98 expenditures).

Budget Risks. The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in fiscal year 2009-10 have differed from such assumptions in material respects, and the State’s financial condition may continue to be adversely impacted.

As of June 13, 2010, budget risks still remaining for the 2009-10 fiscal year included, but were not limited to, the following:

•	Actual revenues through the end of fiscal year 2009-10 may be below projected amounts.

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Delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation. The following cases dealing with elements of the Amended 2009 Budget Act are still pending:

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There are almost three dozen separate cases dealing with the Governor’s furlough of State employees ($1.3 billion potential General Fund impact). The State Supreme Court has granted review of several cases, and several others are pending before the Court of Appeal. (In March 2010, the California Legislature passed legislation exempting from furlough State workers paid from sources other than the General Fund. The Governor vetoed this bill.); and

•	Potential court orders for the State to expend moneys for prison healthcare improvements, in excess of the amounts included in the Amended 2009 Budget Act.

Although appeals are continuing, the Governor has prevailed at lower court levels on several cases challenging aspects of the Amended 2009 Budget Act, including his vetoes of appropriations in July 2009 and the transfer of redevelopment agency moneys.

New Revenues. The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase. Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6% . This tax increase will be in effect through June 30, 2011. As of the 2010-11 May Revision, this tax law change was expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

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Vehicle License Fees. Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65% to 1.15% with 0.35% going to the General Fund and 0.15% going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase will remain in effect through June 30, 2011. As of the 2010-11 May Revision, this law change was expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

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Personal Income Tax Surcharge. The Initial 2009 Budget Act provided for a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010. As of the 2010-11 May Revision, this change is expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

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Dependent Exemption Credit Reduction. The Initial 2009 Budget Act included a temporary reduction in the personal income tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010-11 May Revision, this change was expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

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Non-Retailer Registration for Use Tax. Under current law in 2009, non-retailers – those who do not sell tangible personal property – were not required to register with the State Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change was expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter.

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Accelerate Estimated Tax Payments. Under current law in 2009, individuals and corporations were required to pay 30% each with the first two estimated payments, and 20% each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30% payable on April 15, the second quarter will increase to 40% payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20% to 30% payable on December 15 for corporations and January 15 for individuals. As of the 2010-11 May Revision, this law change was expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

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Accelerate Wage Withholding. This tax law change increased current wage withholding rates by 10% and, as of the 2010-11 May Revision, was expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

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Require Backup Withholding. Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change conformed State law to federal law by requiring a withholding rate of 7% for State purposes whenever it is required for federal purposes. As of the 2010-11 May Revision, this law change was expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

State Office Building Sales Program. Pursuant to legislation enacted in 2009, the State Department of General Services (“DGS”) has solicited proposals for the disposition of 11 State office properties, through a sale, lease, or a sale with an option to lease back. A large number of bids were received in April 2010 and the DGS is still conducting due diligence on the bids received. Once a preferred buyer has been identified, DGS will notify the California Legislature. Under current law, the California Legislature has 30 days to review the sales agreement, but a bill adopted unanimously by the Assembly on June 3, 2010 (AB 2605) would require affirmative California Legislative approval for the building sale to proceed. This bill is pending in the Senate. At this time, the amount of potential revenue from the proposed sale is unknown. The 2010-11 May Revision assumed approximately $600 million of one-time net revenues to the General Fund over the next three years from the sale. (Approximately $1.1 billion of other sale proceeds would have to retire existing debt used to construct some of the buildings.)

State Indebtedness.

The California Treasurer (the “Treasurer”) is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by ERBs, as described below).

As of May 1, 2010, the State had outstanding $78,439,139,000 aggregate principal amount of long-term general obligation bonds, of which $68,917,429,000 were payable primarily from the General Fund, and $9,521,710,000 were “self-liquidating” bonds payable first from other special revenue funds. As of May 1, 2010, there were unused voter authorizations for the future issuance of $42,909,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this unissued amount, $1,331,210,000 is for general obligation bonds payable first from other revenue sources.

Legislation enacted November 4, 2009, authorizes submission to the voters at the statewide election on November 2, 2010, of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010, election ballot.

Variable Rate General Obligation Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2010, the State had outstanding $5,294,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the ERBs described below), representing approximately 6.7% of the State’s total outstanding general obligation bonds as of that date. Under State law, except for the ERBs, the State must pay the principal of any general obligation bonds that are subject to optional or mandatory tender, and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Prior to late 2008, commercial paper notes were used primarily to repay internal loans from the PMIA, as a step toward issuance of long-term bonds. However, the internal loan program is no longer being used for general obligation bond programs and all such loans have been repaid from sale of long-term general obligation bonds. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of May 7, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding, most of which relates back to retirement of PMIA loan expenditures in 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.”

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

During 2009, the State took a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate ERBs and for its commercial paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. The State faces the need to renew approximately $1.37 billion of letters of credit for several series of variable rate general obligation bonds in November and December 2010.

Lease Revenue Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency, or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses, or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Statement of Additional Information, the terms “lease revenue obligation,” “lease revenue financing,” “lease-purchase obligation” or “lease-purchase” means, principally, bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. The State had $10,071,627,519 in lease revenue obligations outstanding as of May 1, 2010. The State Public Works Board, which is authorized to sell lease revenue bonds, had $9,834,701,000 authorized and unissued as of May 1, 2010.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2009.

Build America Bonds. In February 2009, the United States Congress enacted certain new municipal bond provisions as part of the ARRA. One provision allows municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund that is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the IRS as a refund of a tax credit and such refund may be offset by the U.S. Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable State income tax debts.

Starting in April 2009 and through April 30, 2010, the State has issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.46 billion for the general obligation BABs and $338 million for the lease revenue BABs. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. In late May 2010 the U.S. House of Representatives passed a bill (H.R. 4213) that extends the BABs program for two years at successively lower subsidy rates, but higher than those proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

Future Issuance Plans; General Fund Debt Ratio. Between November 2006 and August 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds. This new authorization substantially increased the current amount of such General Fund-supported debt outstanding to more than $79 billion, while still leaving authorized and unissued approximately $51 billion of such bonds as of May 1, 2010. In order to address the expenditure needs for these new authorizations, along with those that existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding ERBs). A few weeks later, the State took advantage of the new federal rules to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. An additional $6.546 billion of tax-exempt and taxable general obligation bonds ($2.66 billion BABs) were issued in the fall of 2009, together with $1.549 billion of lease revenue bonds ($250 million BABs).

The combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the State has issued $5.9 billion of general obligation bonds and $721 million of lease revenue bonds in calendar year 2010. The 2010-11 May Revision projected issuance of approximately $15.8 billion of general obligation and lease revenue bonds in that fiscal year. These are preliminary estimates, and the actual amount of bonds sold in fiscal year 2010-11 will depend on many factors, including more detailed review of program needs, budget priorities, and market conditions.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on current voter and legislative authorizations, is estimated to peak at approximately $111.3 billion by fiscal year 2014-15, compared to the current outstanding amount of approximately $80.8 billion. The annual debt service costs on this amount of debt is estimated by the State Treasurer to increase to approximately $9.93 billion in fiscal year 2012-13 compared to approximately $6.09 billion budgeted in fiscal year 2009-10. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal payable on the $1.90 billion of bonds issued in connection with Proposition 1A. After fiscal year 2012-13, projected peak debt service is $9.97 billion in fiscal year 2017-18. (These estimates do not include ERBs, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08, and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 May Revision, in fiscal year 2009-10, the General Fund Debt Ratio was estimated to equal approximately 7.03%. Based on the assumed debt issuance referred to in the preceding paragraph, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.58% in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 9.34%. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues, which will in turn depend on a variety of factors including but not limited to economic, population, and inflation growth. Based on the State’s current debt issuance projections and an assumed combined average annual General Fund revenue growth rate of between 2% to 5%, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.26% to 8.67%. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease revenue BABs, and an assumed interest rate of 6.25% and 6.75% for future issuances of general obligation and lease revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the California Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds. Proposition 57 was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds that may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level that did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2009-10, including $1.495 billion that was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues will be used to retire ERBs on June 24, 2010.

The Governor suspended each of the fiscal years 2008-09, 2009-10, and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers is paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The California Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced approximately $4.75 billion in proceeds, which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up State guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up State guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the

PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment as is reflected in the table below. Nevertheless, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

Year of Scheduled Payment	Approximate NPM Adjustment Withheld
2006	$50.9 million
2007	44.0 million
2008	33.9 million	*
2009	32.8 million
2010	35.3 million

*	In February 2009, these funds were released and remitted to the State as part of the NPM arbitration negotiations.

Source: State of California, Department of Finance.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the California Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations In Connection with Proposition 1A of 2004. The Amended 2009 Budget Act provided for State borrowing, pursuant to Proposition 1A, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A, the State is required to repay such revenues no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the State repayment to a joint powers authority (JPA) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds that are secured by the State’s obligation to make these payments to approximately 1,300 local governments, representing approximately 95% of the State’s total borrowing from local governments. The 2010-11 Governor’s Budget includes $90.8 million General Fund for the interest payments that will be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds will be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of 2% per annum.

Cash Flow Borrowing. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of RANs issued in the past five fiscal years and through June 13, 2010, in fiscal year 2009-10:

State of California Revenue Anticipation Notes Issued

Fiscal Years 2004-05 to 2009-10

(Dollars in Billions)

Fiscal Year	Type	Principal Amount	Date of Issue	Maturity Date
2004-05	Notes Series A - D	$6.0	October 6, 2004	June 30, 2005
2005-06	Notes	3.0	November 10, 2005	June 30, 2006
2006-07	Notes	1.5	October 3, 2006	June 29, 2007
2007-08	Notes	7.0	November 1, 2007	June 30, 2008
2008-09	Notes Series A-1	1.2	October 23, 2008	May 20, 2009
	Notes Series A-2	3.8	October 23, 2008	June 22, 2009
	Notes Series B-1	0.5	March 23, 2009	June 23, 2009
2009-10	Interim Notes	1.5	August 27, 2009	October 5, 2009*
	Notes Series A-1	2.825	September 29, 2009	May 25, 2010
	Note Series A-2	5.975	September 29, 2009	June 23, 2010

*	Repaid on September 29, 2009 with a portion of the 2009-10 Notes Series A.

Source: State of California, Office of the State Treasurer.

Indirect, Nonpublic, or Contingent Obligations.

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Flood Litigation Judgment. In 2005, the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the California Legislature. The California Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

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Unemployment Insurance Fund Borrowing. Commencing in January 2011, the State will be required to pay interest payments on loans made by the federal government to the State Unemployment Insurance (UI) Fund.

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Special Fund Borrowings. As has been described in connection with various budget acts and current budget proposals, the General Fund has or may incur legal obligations to repay various Special Funds, or to repay schools or other local governments, for borrowings that have been treated as providing revenue to the General Fund. These loans may, in some cases, be further extended by the California Legislature. Such loans are not treated as “debt” for any legal or constitutional purposes.

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Office of Statewide Health Planning and Development Guarantees. Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development (“OSHPD”) insures loans and bond issues for construction and renovation projects for nonprofit and publicly-owned healthcare facilities. The program (commonly called “Cal-Mortgage Loan Insurance”) is currently authorized in statute to insure up to $3 billion for health facility projects. State law established the Health Facility Construction Loan Insurance Fund (“Fund”) as a trust fund that is continuously appropriated and may only be used for program purposes. The Fund is used as a depository of fees and insurance premiums and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on a parity with State general obligation bonds. All claims on insured loans to date have been paid from the Fund. For the fiscal year ending June 30, 2009, OSHPD insured approximately 134 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.7 billion. As of that date, the cash balance of the Fund was approximately $192.6 million. The OSHPD reported to the California Legislature that, as of June 30, 2009, the Fund balance was $95.0 million (unaudited). The Fund balance is determined by taking the cash balance, adding the value of assets (obligations due to the OSHPD for defaulted projects) and subtracting the liabilities (obligations of the OSHPD for defaulted projects). The OSHPD engaged Oliver Wyman to perform the 2008 actuarial study of the Fund, which concluded, among other things, that it appeared to be sufficient, assuming “normal and expected” conditions, to maintain a positive balance over 30 years. Even assuming abnormal and unexpected events, the study found that the Fund’s reserves would protect against General Fund losses for 14 years. More information on the program can be obtained from OSHPD’s website.

Sources of Tax Revenues.

In fiscal year 2008-09, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes. The following are brief summaries of the major sources of tax revenues in the State. The sections below captioned “Sales and Use Tax” and “Corporation Tax” include descriptions of pending lawsuits relating to various taxes.

Personal Income Tax. The California personal income tax, which accounted for 52.4% of General Fund revenues and transfers in fiscal year 2008-09, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3%. For tax years 2009 and 2010, the rates will range from 1.25% to 9.55%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1% of taxpayers paid 43% of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010). The surcharge became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8% of General Fund revenues and transfers in fiscal year 2000-01. The 2010-11 May Revision projected that capital gains would account for 3.6% of General Fund revenues and transfers in fiscal year 2009-10 and 5.8% in fiscal year 2010-11.

Sales and Use Tax. The sales and use tax (referred to herein as the “sales tax”), which accounted for 28.7% of General Fund revenues and transfers in fiscal year 2008-09, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of May 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% was as follows:

•	6% imposed as a State General Fund tax (this tax rate is scheduled to return to 5% on July 1, 2011);

•	0.5% dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5% dedicated to local governments for public safety services (Local Public Safety Fund);

•	1% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; and

•	0.25% deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25% of the base State and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25% special sales tax) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25%.

Proposition 1A, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the California Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. A proposed initiative constitutional amendment would restrict the ability of the State to use or borrow money from local governments, and moneys dedicated to transportation financing. See “Recent Developments” above.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. Identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010-11 May Revision projected that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax. The corporation tax accounted for 11.5% of General Fund revenues and transfers in fiscal year 2008-09. Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5% of profits.

6. Fees paid by limited liability companies (“LLCs”), which account for 2.8% of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending. In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”), plaintiffs challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. A decision may be issued during fiscal year 2010-11. An adverse ruling would resulting a potential loss or revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of approximately $500 million thereafter.

As part of the 2009 Budget Act, the California Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which were to become effective in 2011 or later. An initiative statute will be included on the November 2010 ballot that would repeal all of these new tax benefits. It is estimated that such a repeal, if approved by the voters, would increase General Fund revenues by approximately $1.7 billion annually starting in fiscal year 2011-12.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35% gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the California Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee. The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65% to 1.15%, effective May 19, 2009, through June 30, 2011. Of this 0.5% increase, 0.35% goes to the General Fund, with the remaining 0.15% going to local law enforcement. An initiative has been qualified for the November 2010 ballot that would increase the annual vehicle license fee by $18 and dedicate the revenue to support of State parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Estate Tax; Other Taxes. The State estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax is scheduled to be reinstated along with the State’s estate tax. Federal estate tax law may be changed to modify or eliminate the State pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees, and Trailer Coach License Fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 39% of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees, and vehicle license fees. In fiscal year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles. Approximately $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five fiscal years and fiscal year 2010-11.

Recent Tax Receipts

	State Taxes per Capita(a)		Taxes per $100 of Personal Income
Fiscal Year	General Fund	Total	General Fund	Total
2005-06	2,451.75	2,867.55	6.52	7.63
2006-07	2,501.35	2,934.28	6.23	7.31
2007-08	2,530.79	2,967.26	6.06	7.11
2008-09	2,084.46	2,494.59	4.95	5.92
2009-10	2,189.84	2,571.00	5.40	6.34
2010-11 (budget)	2,265.68	2,701.14	5.46	6.51

*	Data reflects population figures based on the 2000 Census – estimated.

Source: State of California, Department of Finance.

State Appropriations Limit.

The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds, and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (K-14) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The California Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2006-07 through 2010-11.

State Appropriations Limit

(Dollars in Millions)

	2006-07	2007-08	2008-09	2009-10		2010-11
State Appropriations Limit	$72,307	$76,093	$79,858	$80,984		$79,118
Appropriations Subject to Limit	(58,663)	(59,201)	(48,233)	(57,849	)*	(58,424	)*

Amount (Over)/Under Limit	$13,641	$16,892	$31,625	$23,135	*	$20,694	*

*	Estimated/projected.

Source: State of California, Department of Finance.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to the budget, taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation, and the enactment of Proposition 1A in 2004 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010-11 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% flows to the General Fund, and 0.15% supports various law enforcement programs previously funded by the General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A. Proposition 1A amended the State Constitution to, among other things, reduce the California Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to approximately 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers authority. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the joint powers authority) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.

The Amended 2009 Budget Act also contained a shift of $1.7 billion in redevelopment agency funds from current revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These revenues are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are established by Proposition 1A and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their low and moderate income housing funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current CRA lawsuit. A group of counties has filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010, upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The CRA has appealed the ruling.

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Georgia

Located in the southeastern region of the United States, the State of Georgia (“Georgia” and the “State”) has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country’s ninth most populated state. Between 2000 and 2009, Georgia grew by an estimated 1,642,758 people, a growth rate of 20.1 percent, fourth fastest in the nation, and fastest east of the Mississippi River (2009 Census estimate: 9,829,211). From 2000 to 2009, 17 of Georgia’s counties ranked among the nation’s 100 fastest-growing, second most in the nation, including two counties (both located in metro Atlanta) which ranked among the top ten.

This population increase is expected to continue for the foreseeable future at approximately the same accelerated rate. In its March 2010 report, the Governor’s Office of Planning and Budget estimated that Georgia’s population will increase by an additional 4.6 million people over the next 20 years, with over 60% of this growth attributable to people moving into the state. While the fastest-paced growth is expected in the northern and coastal areas of the state, it is expected that the Atlanta MSA will remain the most densely populated area, with approximately 43% of all Georgians living in this area.

Georgia’s economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales, with concentrations in manufacturing, trade, transportation and utilities, information technology, and professional and business services. During the second half of the 20th century, this diversity allowed Georgia to experience almost continuous economic growth, while other states more dependent upon a single business sector experienced some periods of economic contraction. However, during the last several years, this diversity has been unable to fully insulate Georgia’s economy from the nationwide economic downturn that occurred in 2002-2004 and the current one which began in December 2007.

One area where this economic diversity, in combination with Georgia’s population growth, and its effects on the local economy can be seen is Georgia’s labor market. Historically, Georgia has enjoyed an unemployment rate significantly at or below the national average. Unfortunately, as of June 2010, the state’s unemployment rate stood at 10.0%, which is slightly above the national average of 9.5%.

While the raw numbers are not positive, the trend is favorable. The Georgia unemployment rate is down from a high of 10.5% in March 2010 (but still above a year earlier rate of 9.7%). Similarly, the Georgia total non-farm employment figures are up (3.83 million for June 2010 as opposed to a low of 3.78 million in February 2010), but they are still below year earlier figures (3.88 million). This trend is reflected in the May 2010 US Regional Recession Status by Moody’s Economy.com which classifies Georgia to be “moderating recession,” defined as the state’s economy not contracting as severely as six months earlier.

Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the State, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for the last several years, the statewide growth rate has exceeded the Atlanta MSA growth rate. However, this trend has been muted over the past year, as the rate of job loss in the Atlanta MSA (1.0%) has been slightly lower than the rate for the balance of the state (1.3%).

One reason that Georgia has such a positive economic outlook is because of its location, which affords its residents and businesses easy access to commercial centers throughout the nation and the world. As business and consumer confidence grows, it is believed that centers of transportation and logistics will gain as inventories get restocked and goods are shipped. Evidence of this upswing has been observed at both Hartsfield-Jackson Airport and the Port of Savannah; while cargo traffic still remains below prior year levels, as discussed below both locations have Georgia experienced an uptick in cargo traffic over the last few months.

For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market. During an average week, about 5.9 million tons of freight move across Georgia’s highways. Furthermore, Georgia has the most extensive rail system and largest intermodal hub in the Southeast. Georgia also ranks as the 5th largest overall logistics employer in the nation with nearly 11,000 providers of logistics services.

Since 1998, Hartsfield-Jackson (the “Airport”) has been the busiest passenger airport in the world, serving over 88,032,086 passengers in 2009 through 32 carriers, with destinations to over 231 destinations in 52 countries. Also, for the fifth consecutive year, the Airport retains its title as the nation’s busiest airport in terms of operations (takeoffs and landings) with 970,258 operations. Atlanta is within a two hour flight of 80% of the United States population. The current economic downturn has negatively impacted the Airport. In 2009 the number of domestic travelers fell 1.69% in one year, while international passengers fell by 3.79%. This downward trend is expected to be short-lived, as annual Airport passenger traffic is anticipated to increase to 121,000,000 by 2015.

The Airport is also considered to be the best among air cargo facilities. In 2009, the Airport was named Air Cargo Week’s Airport of the Year, becoming the first U.S. airport to earn the top prize among the annual World Air Cargo Awards. The Airport also has over 2,000,000 square feet of cargo warehouse space and is the 11th largest air cargo hub in the country and 30th worldwide. In addition to the main cargo complexes, the Airport houses a USDA approved Perishables Complex, the only one in the Southeastern U.S. The Perishables Complex features on-site distribution and transport capabilities, USDA inspection services and a USDA approved fumigation chamber. The Airport is also the only airport in the Southeast to be approved by the USDA to apply cold treatment, which is an environmentally safe alternative to methyl bromide.

This infrastructure enabled the Airport to handle more than 563,139 metric tons of cargo in 2009 (a decrease of 14.06% from 2008); international cargo also decreased from 365,351 to 312,033 metric tons in 2009. However, since November 2009, the Airport has posted upswings in year-over-year cargo traffic for six consecutive months. Cargo traffic in April 2010 was 23.44% higher than the previous year. This figure is expected to grow as Asiana Airline announced it will join the Airport’s growing list of all-cargo carriers starting September 13, 2010. Asiana Airline will operate a freighter with four weekly flights to Seoul, South Korea. The new service is expected to create up to 25 jobs and produce an annual regional economic impact of $24 million.

To facilitate the projected increase in usage, the Airport is in the tenth year of a multi-year improvement project, which is the largest public works project in the history of the State of Georgia. The program was originally budgeted to cost $5.4 billion and to take 10 years to complete, but due to cost and time overruns, the project is now expected to be complete in 2015 at an estimated cost in excess of $6 billion. The centerpiece of this expansion is the building of a fifth runway, which opened on May 16, 2006 and has helped to reduce air traffic congestion by increasing the Airport’s landings and take-offs capacity by 40%. Another major piece of the expansion is the construction of a new international terminal which broke ground in the summer of 2008 and is set for completion in April 2012. The 1.2 million-square-foot international terminal will have 12 new international gates (plus 16 domestic gates) and a 1,100-space parking facility.

The success of the Airport has also had a tremendous impact on the local economy. A recent study commissioned by the City of Atlanta’s Department of Aviation calculated total direct business revenue, including sales to airlines and service providers dependent on the Airport, to be $32.6 billion in 2009, up from $23.5 billion in 2005. In addition, Airport-related jobs in the metro region increased by 11 percent, from 393,100 in 2005 to 434,400 in 2009. The Airport jobs paid more than $4.3 billion in wages in 2009 and generated more than $3 billion in tax revenues for the government.

Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the Airport, these ports experienced a dip in traffic for 2009, but have recently begun to see a significant uptick in activity. Out of 361 ports in the U.S., Savannah is now the fourth largest container port in the country. It is also the fastest growing container port in the U.S., while the Port of Brunswick is the 6th-largest automobile processing port in the nation. In 2008, the Port of Savannah’s total exports exceeded one million TEUs for the first time in Georgia Ports Authority’s history. However, due to the economic slowdown, Savannah’s total trade declined almost 10% in 2009 over 2008. However, similar to the airport cargo traffic, Savannah has posted upswings in year-over-year TEU throughput for six consecutive months as the May TEU total was 24.7 percent higher than the previous year.

Also like the Airport, Georgia’s water ports are currently involved in significant capital improvement projects. The Brunswick Deepening Project was completed in 2007 (deepening the mean water depth to 36 feet), as was the preliminary work for the Savannah Harbor Expansion Project. The latter project is expected to be complete by 2012 (2 years prior to the Panama Canal expansion) and will deepen Savannah Harbor from 42 feet to 48 feet. The expansion of the Panama Canal and the Savannah Harbor will allow much larger container ships, twice the capacity of current vessels, to access the Savannah port.

These factors have all contributed to Georgia’s significant link to the global economy, which is recognized by the over 60 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 4000 internationally-owned facilities representing over 60 countries are located in Georgia. In 2009, $23.8 billion in exports and $53 billion in imports passed through the ports, making Georgia the 12th-largest export state and 9th-largest import state in the U.S.

Over the last several years, Georgia has been successful in attracting international business. In February 2010, Kia Motor Co. (“Kia”), a South Korean automaker, celebrated the grand opening of Kia’s first North American manufacturing facility, located in West Point, Troup County, Georgia, which is located off Interstate 85 near the Georgia-Alabama border. The $1.2 billion facility will produce 300,000 cars a year. Also, seven supplier companies have located near the facility and are expected to employ approximately 3,600 workers. The Kia plant’s economic impact to Georgia is expected to be approximately $4 billion per year. One study predicts the economic benefits brought about by the Kia plant will create 20,000 new jobs by 2012.

In May 2010, Sony Ericsson Mobile Communications announced that it will locate the company’s new Americas headquarters in Atlanta, creating about 180 jobs. A few days before Sony Ericsson’s announcement, MAGE SOLAR GMBH, a Ravensburg, Germany-based manufacturer of solar energy products, also announced that it will locate its North American headquarters in Dublin, Georgia. MAGE SOLAR markets high-grade photovoltaic modules, high-performance branded inverters, and mounting systems used in the solar energy industry. This project is estimated to bring $30 million in investment and is estimated to create 350 jobs over five years.

To help foster this international business growth, the Georgia Department of Economic Development has instituted the “Global Georgia” program to promote Georgia within the international community and prioritize international business development. The Georgia Department of Economic Development currently has 10 offices located in Brazil, Canada, Chile, China, Europe (Munich, Germany), Japan, Korea, Mexico, Israel and UK & Ireland.

This pro business climate continues to be widely recognized. Recently, Georgia has been ranked among the top 10 states in which to do business by CNBC (#10), Forbes magazine (#6), and Pollina Corporate Real Estate (#8). In 2010, Chief Executive magazine selected Georgia as 7th best state for job growth and business. This is one of many reasons why Georgia is the home to 14 Fortune 500 companies (with the City of Atlanta having the fourth largest concentration of Fortune 500 companies in the United States), including AFLAC, The Coca-Cola Company, The Home Depot, UPS, Delta Air Lines, Newell Rubbermaid, and NCR. Overall, over 75% of the Fortune 1000 companies have a presence in the Atlanta metropolitan area.

As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the “Authority”). Established in 2000 and funded with a portion of the State’s recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia’s economically distressed areas. It is anticipated that the Authority will invest over $1.6 billion over the term of the tobacco settlement. Unfortunately, due to the economic downturn, the fund for OneGeorgia Authority’s rural economic development program was cut from the fiscal year (“FY”) 2010 budget. However, under the FY 2011 budget, Georgia expects to provide $47,123,333 to fund the rural economic development program.

The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. In 2007, Georgia had the 3rd lowest state per-capita debt and 4th lowest instate debt as a percent of personal income. As a result, Georgia is one of seven states to maintain a triple “A” bond rating by all three major rating agencies (see below).

General obligation bonds are typically issued by the State pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the “Georgia Constitution”), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

“The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . .”.

The Georgia Constitution further obligates the Georgia General Assembly to “raise by taxation and appropriate each fiscal year . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt.” The Georgia Constitution also establishes a special trust fund (the “State of Georgia General Obligation Debt Sinking Fund”), which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the State may incur “public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.” (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

As of June 30, 2009, the State had total outstanding bonded debt of $10,771,468,000. While this represented a substantial increase over the prior year ($9,545,352,000), the State remained well below the 10% threshold at 5.4%. As a result, as of June 30, 2010, the State maintained credits ratings of Aaa, AAA, and AAA from Moody’s Investor Services, Fitch, Inc., and Standard and Poor’s, respectively, making it only one of seven states to maintain such status.

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections, and its existence was instrumental in helping the State weather the nationwide economic downturn during FY 2002-FY 2004. During those 3 years, the State was able to cover revenue shortfalls by drawing monies from this reserve (approximately $680 million over the 3 year period) rather than raising taxes or cutting vital services. With the end of the economic downturn in FY 2005, the State then began to replenish the reserve, so that at the end of FY 2007, the reserve reached its peak with a balance of $1.7 billion (exceeding the pre-FY 2002 balance). Unfortunately, due to the economic downturn, this upward trend was reversed in FY 2008 and by the end of FY 2009 the Revenue Shortfall Reserve balance was reduced to $271 million.

This reserve increase was previously funded by the State experiencing substantial increases in revenue collections. For FY 2007, Georgia experienced a 7.5% increase over prior year collections ($17,600,126,000 versus $16,366,132,000). However, starting in the latter half of FY 2008, net revenue collections have declined. In FY 2009, total revenue collections were down by $1,830,818,000 (down 10.5%) from FY 2008 levels. The effect in the various subareas showed an overall decrease, as Individual Income Taxes (down 12.2%), Motor Fuel Taxes (down 14.8%), Corporate Income Taxes (down 26.3%) and Sales and Use Taxes (down 7.6%) were down from FY 2008 levels. The only areas in which the State experienced an increase in revenue collection were Property Taxes (up 1.9%) and Alcohol Beverages Tax (up 1.2%).

Unfortunately, this downward trend continued in FY 2010. Net revenue collections were down from FY 2009 in all areas, including Individual Income Taxes (down 10%), Motor Fuel Taxes (down 3.8%), Corporate Income Taxes (down 1.4%) and Sales and Use Taxes (down 10.6%). Overall, for FY 2010, net revenue collections totaled around $14 billion, down 9.1% from FY 2009.

On June 8, 2010, Governor Sonny Perdue signed the state’s $17.9 billion FY 2011 budget, $700 million less than the original FY 2010 budget. This budget was also $300 million less than the budget originally recommended to the legislature and $3.5 billion less than the original FY 2008 budget recommendation.

One continued positive source of revenue for the State has been the Georgia Lottery Corporation. Established in 1992, the State uses profits from the lottery to fund numerous education-based initiatives, including a voluntary, state-wide pre-Kindergarten education program and the HOPE Scholarship Program (for post-secondary education). In FY 2010, Georgia Lottery transferred $883,878,000 to the State Treasury’s Lottery for Education Account, over $11.7 million more than in FY 2009. The Georgia Lottery Corp. ended FY 2010 as the only traditional U.S. lottery to experience 12 consecutive years of growth in profits.

One significant byproduct of the HOPE Scholarship Program has been the substantial increase in the percentage of college educated adults. In 1999, only 21% of Georgia’s population had a college degree, far below the national average. In 2008, 27% of the population had a college degree, on par with the national average. Furthermore, in 2010, CNBC ranked the Georgia’s workforce number 3 in the nation.

Another positive source of income to the State has been the American Recovery and Reinvestment Act of 2009 (“ARRA”). During FY 2009, the State recognized $725 million in ARRA funds which were used for miscellaneous purposes.

Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing despite the economic downturn. For FY 2008, Georgia’s personal income grew by 4.9%, compared to 5.3% for the nation as a whole. However, in 2009 state personal income declined by an average of 1.7%, matching the national average.

Georgia has also undergone significant political change during the 21st century. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and a second Republican Senator was elected (making it the first time since Reconstruction that Georgia had 2 Republican Senators). There is uncertainty surrounding the upcoming 2010 elections as, in addition to voting on the Legislature, Georgians will elect a new Governor (the current Governor is prohibited from running due to a 2-term limit).

Significant Contingent Liabilities

In response to a written request from the State Auditor, the Law Department for the State identified the following material litigation, claims and assessments as of June 30, 2009:

Plymel, et al. v. Teachers Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312; Georgia Supreme Court decision reported at 282 Ga. 409 (2006). The Plaintiffs in this case filed a class action in April, 2004, seeking additional retirement benefits retroactive to the time of their individual retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers Retirement System of Georgia (“TRS”). Plaintiff/Retirees alleged that TRS’ failure to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to Plaintiffs for underpayment of benefits. The Plaintiff class numbers approximately 15,000. TRS was unsuccessful defending the case on the merits. The court in Plymel utilized a statute of limitations of six years, a pre-judgment rate of interest of 7% and a post-judgment interest rate equal to prime plus 3%. The Plaintiffs’ attorneys were awarded a fee equal to 25% of the total liability due to the class under the judgment. The total liability for TRS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $414,259,402 and, following a final payment in September, 2009, is paid in full. All payments made by TRS pursuant to this class action were paid from the assets of TRS.

William A. Willis, et at. v. Employees’ Retirement System of Georgia, et al., Fulton Superior Court Civil Action No. 2007-CV-128923, filed January 31, 2007, set forth against Employees’ Retirement System of Georgia (“ERS”) exactly the same issues as were presented in Plymel v. TRS. The parties having agreed that the Plymel rulings will apply in Willis as well, ERS conceded liability on the breach of contract claim in Willis. ERS has agreed, and the Court has accepted, that the parties will use the statute of limitations and interest rate figures used in the Plymel case. The total liability for ERS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $145,972,960. To date, ERS has made payments of approximately $31,309,000 in FY 2009, and approximately $43,500,000 on September 1, 2009, with approximately $71,164,000 liability outstanding and payable over time. All payments made by ERS pursuant to this class action are paid from the assets of ERS. The only remaining issue outstanding in Willis concerns application of an administrative rule that limits retirement benefits to 90% of the highest salary earned by the member while actively employed. This issue was scheduled to be heard before the court in September, 2009, but the hearing was postponed pending settlement discussions. A status conference was scheduled for January 21, 2010. The outcome of this issue is not anticipated to have an appreciable effect on the total liability amount.

Smitha Anderson v. PSERS, et al., Fulton Superior Court Civil Action No. 2008-CV-154757. This is another class action presenting the same issues as Willis and Plymel, set forth against the Public School Employees Retirement System (“PSERS”). The parties agreed to apply the same statute of imitations and interest rates determined in Willis and Plymel. The total liability for PSERS in this case for adjusted benefit payments and attorneys’ fees was finalized at $2,168,024. To date, PSERS has made payments of approximately $1,086,000, with approximately $1,082,000 liability outstanding and payable over time. All payments made by PSERS pursuant to this class action are paid from the assets of PSERS.

Georgia Power Company v. Graham, Fulton County Superior Court Civil Action File No. 2007-CV 137383 filed on or about July 24, 2007. This case arose from Georgia Power’s claim for the Port Tax Credit (the “Credit”) provided by O.C.G.A. § 48-7-40.15. Georgia Power asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies Georgia Power to receive a Credit based income tax refund. The total Credit claimed is in excess of $50 million, although the amount of refund for each taxable year is capped, with the excess Credit carrying forward to subsequent tax years. The Commissioner has answered the Complaint asserting that Georgia Power Company does not satisfy the statutory requirements to qualify for the Credit. Discovery in this case is complete and the parties have filed cross-motions for summary judgment. It is anticipated that oral argument on the cross-motions for summary judgment will be heard in January 2010.

Western Surety Company and Continental Casualty Company v. the State of Georgia, Department of Transportation, Heard County Superior Court Civil Action No. 08-v-l06. The plaintiff, Western Surety Company and Continental Casualty Company (“Western Surety”) was the surety company for Bruce Albea Company (“BAC”) on a Georgia Department of Transportation (“GDOT”) project. On June 29, 2007 BAC delivered a notice to GDOT advising that it was voluntarily abandoning the project. GDOT directed Western Surety to take over the work in accordance with the construction contract and Western Surety subsequently hired a completion contractor. Western Surety filed this action against GDOT on March 18, 2008, alleging three breach of contract causes of action, two related to price escalations of asphalt both prior to and subsequent to the original completion date, and the third alleging the failure to pay an outstanding contract balance in excess of $500,000 for work performed by the completion contractor. Western Surety also alleges a claim under the Prompt Payment Act. The case is currently in discovery. Plaintiffs have not stated a final claim amount but preliminary indications of potential damages sought are approximately $9,000,000.

Salary-Related Litigation: A state employee and certain teachers have brought separate law suits challenging steps the State has taken to manage expenditures relative to reduced revenues. In Stalling, et at. v. State of Georgia, et al., several school teachers contend that: (i) a statutory amendment making the payment of monetary incentives to teachers for achieving national certification “subject to appropriations” of funding for such incentive payments and (ii) any subsequent reductions in the appropriations are unconstitutional. In Estill, et al. v. State of Georgia, et al., a state employee seeks class certification and contends that state employees were entitled under state law to a general salary increase of 2 1/2% for the latter half of FY 2009 on the basis of initial appropriations (later reduced). Both cases are pending in the Superior Court of Fulton County and are in the initial stages of litigation. The State’s position is that the statute challenged in the Stalling case is constitutional; that the actions of the defendants in both cases were within their lawful authority, and that the plaintiffs in both cases are not entitled to any relief.

Citibank USA, N.A., et al. v. Bart L. Graham, Fulton County Superior Court, Case No.2007-CV-140161. This action was filed on September 20, 2007 and seeks a sales tax refund of $10,147,730 from the Department of Revenue. It involves a legal issue decided in the Department’s favor in Citibank USA, N.A., et al. v. Graham, Fulton County Superior Court, Case No. 2005-CV-109444, which was filed December 2, 2005 to obtain a $2,281,990 refund. Citibank’s application for discretionary appeal in the first lawsuit was denied by the Georgia Court of Appeals. The issues in second case are fully briefed, and we are awaiting a decision on the Department’s motion to dismiss.

Kenny A., et at. v. Sonny Perdue, Department of Human Resources, et al., United States Court of Appeals for the Eleventh Circuit, Nos. 06-15514, 06-15874. This was a class action lawsuit filed on behalf of 2,200 children in state custody asserting systemic deficiencies in foster care in Fulton and DeKalb counties. A Consent Decree was entered wherein the Department of Human Resources (“DHR”) agreed to make a number of specific system-wide management and infrastructure reforms. The District Court appointed two independent accountability agents to monitor DHR’s progress and awarded attorneys’ fees to the plaintiffs in the amount of $10.5 million. DHR appealed the award of attorneys’ fees to the Eleventh Circuit Court of Appeals. In July, 2008, the Court of Appeals affirmed the entire award. However, the majority opinion noted that the panel grudgingly affirmed the $4.5 million multiplier applied by the district court because they were bound by Eleventh Circuit precedent which may conflict with that of the United States Supreme Court. In light of the tone of the majority and concurring opinions, DHR filed a petition for rehearing en banc in the Eleventh Circuit which was denied on November 5, 2008. On April 6, 2009, the U.S. Supreme Court granted the State’s petition for certiorari on the award of attorney’s fees in this case, and oral argument was conducted before the Supreme Court on October 14, 2009. A decision in this case is not expected until mid-2010.

Buford Dam/Lake Lanier Water Litigation: The State is involved in multi-district litigation in the United States District Court for the Middle District of Florida which includes several cases involving the operation of Buford Dam and Lake Lanier. In 1946, the U.S. Congress authorized and funded the construction of the Buford Dam, and granted the U.S. Army Corps of Engineers (the “Corps”) authority to operate Buford Dam and the resulting reservoir, Lake Lanier. Water supply was declared to be an incidental purpose of the project. Construction on the dam commenced in 1950 and lasted approximately six years. In 1958, the U.S. Congress enacted the Water Supply Act of 1958, which allowed the Corps to use its reservoir projects for municipal water supply subject to certain restrictions. During the 1970’s the Corps began to enter into water supply contracts with certain Georgia municipalities allocating water from Lake Lanier storage for local water supply. The Corps took the position that this was an appropriate use. However, when Atlanta and other surrounding communities sought additional water in the late 1980’s, the Corps prepared a draft post authorization change report as part of the process of granting the request. Subsequently, Alabama initiated litigation against the Corps in the United States District Court for the Northern District of Alabama, in which Florida and Georgia intervened.

Following almost twenty years of litigation and negotiations involving the use of water among various private entities and governmental entities in Georgia, Alabama, and Florida, multiple cases involving the use of the waters of the Apalachicola-Chattahoochee-Flint River Basin were referred to the United States District Court for the Middle District of Florida (the “District Court”), sitting as a multi-district litigation court, for resolution. The main components of such litigation are: (1) a case involving the rights of Georgia municipalities to use water from Lake Lanier (the “Georgia I” case); (2) a case involving the right of the Southeastern Federal Power Customers Association to be compensated for loss of hydroelectric power production due to the increasing use of water from Lake Lanier by Georgia municipalities; and (3) a case dealing with the quantity of water that the Corps should release from Lake Lanier to support the habitat of certain endangered species in the Apalachicola River in Florida in purported violation of the Endangered Species Act (the “ESA Litigation”). The ESA Litigation is in the early stages.

On July 17, 2009, the District Court issued an order making the following findings in the Georgia I case (the “Georgia I Order”): (1) water supply is not an authorized purpose of Lake Lanier, i.e., the lake was not built to provide for water supplies to municipalities in Georgia; (2) the quantity of water usage that would be authorized under a 1989 draft post authorization change in use report prepared by the Corps would require approval by the U.S. Congress; (3) the present level of water usage from Lake Lanier by Georgia municipalities violates the Federal Water Supply Act of 1958 and therefore is not authorized; and (4) the request by Georgia to the Corps, made in 2000, for additional water from Lake Lanier, would also violate the Federal Water Supply Act of 1958, and would be unauthorized. The Georgia I Order allows Georgia municipalities to continue using water from Lake Lanier for three years at current water usage levels in order to achieve a Congressional or other settlement, after which water usage from Lake Lanier (in the form of withdrawals from the lake and releases for downstream withdrawal) must revert to the “baseline” operation of the mid-1970’s, with an exception for withdrawal of 10 million gallons of water per day for the cities of Buford and Gainesville, Georgia. The State has filed a notice of appeal and has also requested that the District Court enter final judgment in Georgia I on the theory that all issues in such case are resolved. The District Court has declined the State’s request for the entry of final judgment. Alabama and Florida, as opposing parties, contend that the Georgia I Order is not appealable and have asked the Eleventh Circuit Court of Appeals to dismiss Georgia’s appeal.

Maryland

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Maryland Intermediate Municipal Bond Fund’s policy of concentrating its investments in Maryland issuers. This information supplements the information in the prospectus. This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“Maryland” or the “State”) and other sources that are generally available to investors as of July 15, 2010. While generally believed to be accurate, we have not independently verified the information in this summary and will not be updating it during the year. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of July 15, 2010; there can be no assurance that these ratings will not change. Bonds issued by Maryland’s political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds. Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds.

Maryland and its economy. According to the 2000 Census, Maryland’s population on April 1 of that year was 5,296,486, an increase of 10.8% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 87.0% of Maryland’s population lives in the densely populated Baltimore-Washington region. Per capita income in 2009 was $48,285 in Maryland, compared to the national average of $39,138 in that year. Per capita income in Maryland increased at an annual rate of 0.3% in 2009, higher than the national decline of 2.6%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than it is nationwide. As one of the wealthier states, in Maryland a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments. Maryland’s economy is also particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2009 was 10.5% for Maryland residents, compared to 4.1% nationwide. Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland has grown more slowly than the rest of the country in seven of the last ten years. In 2009, the unemployment rate in Maryland was 7.0%, as compared to a national unemployment rate of 9.3%. In May 2010 these rates had increased to 7.2% in Maryland and 9.7% in the United States as a result of the ongoing economic downturn.

State fiscal information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2009 ended with a $87.2 million general fund balance on a budgetary basis, reflecting a $349.9 million decrease compared to the balance projected at the time the fiscal year 2010 budget was enacted. In addition, there was a balance of $691.8 million in the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget, and has done so recently. As described below, over the last few years the State has used reserve funds to pay for operating shortfalls. General fund revenues on a budgetary basis realized in the State’s fiscal year 2009 were below estimates by $356.4 million, or 2.7%. On a GAAP basis, the fiscal year 2009 reserved general fund balance was $1,363.0 million, while the unreserved, designated and undesignated, fund balances were $146.9 million and $0.0 million, respectively; these balances compare to the reserved general fund balance of $1,388.2 million, and unreserved, designated and undesignated, fund balances of $538.0 million and $959.4 million, respectively, at the end of fiscal year 2008.

2010 budget. On April 13, 2009, the General Assembly approved the budget for fiscal year 2010. The fiscal year 2010 budget included, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,736.3 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; and (3) deficiency appropriations of $273.0 million for fiscal year 2009, including a reduction of $364.9 million in the Department of Health and Mental Hygiene primarily in Medicaid due to the availability of federal stimulus funds as further described below.

As part of the fiscal year 2010 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”), which provided for transfers to the General Fund in fiscal year 2010 of $216.3 million, including $31.0 million of transfer tax revenues and $161.9 million from the local share of highway user revenues. The 2009 Act and other legislative actions cumulatively decreased fiscal year 2010 revenues by $24.8 million.

Reductions to required fiscal year 2010 general fund appropriations included $34.0 million in aid to community colleges; $24.0 million due to modifications in the local jail reimbursement program; $16.1 million representing a decrease in the State share (from 80% to 70%) of the cost of placing students with special needs in non-public establishments; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The fiscal year 2010 budget did not include funds for any employee cost of living adjustment or merit increases. State aid to primary and secondary schools included $10.8 million in Education Trust Fund revenues generated through anticipated licensing fees for Video Lottery Terminals and $297.3 million in State Fiscal Stabilization Funds authorized by the American Recovery and Reimbursement Act of 2009 (“ARRA”). The fiscal year 2010 budget also included $660.0 million in additional federal funds for the Medicaid program resulting from increased federal funding authorized by ARRA.

The fiscal year 2010 budget included $139.9 million for the Revenue Stabilization Account of the State Reserve Fund. The required certain payment of $63.0 million from the Dedicated Purpose Account to the Maryland Transportation Authority for certain transportation projects was reduced and funded with general obligation bonds instead. Transfers from the State Reserve Fund to the general fund totaled $210.0 million in fiscal year 2010.

Subsequent Events – fiscal year 2010. In order to close emerging gaps between anticipated revenues and budgeted expenditures, the Governor proposed, and the Board of Public Works approved, general fund budget reductions of $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009.

As part of the fiscal year 2011 budget plan discussed below, the General Assembly enacted the Budget Reconciliation and Financing Act of 2010 (the “2010 Act”), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2010 Act authorized transfers to the general fund in fiscal year 2010 of $317.4 million from various special fund balances, including $136.2 million from a highway user revenue account and $133.3 million from the University System of Maryland. An additional $330.1 million in unexpended capital program balances were authorized for transfer to the general fund, including $103.1 million from the local jurisdictions’ share of certain park improvement funds. The 2010 Act and other legislative actions cumulatively increase fiscal year 2010 general fund revenues by $58.8 million. As of July 15, 2010, the State estimated that the general fund balance on a budgetary basis at June 30, 2010 would be $153.8 million. In addition, the State estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund would be $612.1 million at June 30, 2010, equal to 4.8% of estimated general fund revenues.

2011 Budget. On April 12, 2010, the General Assembly enacted the budget for fiscal year 2011. The fiscal year 2011 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,741.6 million in aid to local governments from general funds; (3) $15.0 million to the State Reserve Fund; and (4) deficiency appropriations of $195.8 million for fiscal year 2010, including $108.9 million for Medicaid and $39.3 million for public education. The fiscal year 2011 budget does not include funds for any employee cost of living adjustment, merit increases, nor a match for contributions to deferred compensation.

As part of the fiscal year 2011 budget plan, the General Assembly enacted the 2010 Act, which increases fiscal year 2011 general fund revenues by $35.5 million, including $22.1 million by diverting to the general fund a portion of sales taxes and motor fuel taxes from the Chesapeake Bay 2010 Fund, $11.0 million resulting from changes in the allocation of interest earnings that otherwise would be retained in special funds accounts, and $2.4 million in admissions and amusement tax attributable to the cultural arts. The fiscal year 2011 budget also includes net general fund revenue increases of $9.2 million from various sources. The 2010 Act authorizes transfers to the general fund in fiscal year 2011 of $22.3 million, including $11.7 million from the University System of Maryland and $6.0 million in furlough-related savings from various special funds. The 2010 Act also authorizes transfers to the general fund totaling $111.7 million from capital-related special fund balances, including $45.0 million from the Bay Restoration Fund and $54.0 million in transfer tax revenues.

State aid to primary and secondary schools includes $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from Video Lottery Terminals and $54.0 million in gaming licensing fees. The 2011 budget also includes $389.0 million in additional federal funds for the Medicaid program. The State has indicated that it anticipates federal legislation extending the enhanced federal Medicaid match provisions originally authorized by ARRA; at this time, this legislation has not been enacted.

The fiscal year 2011 budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account for distribution to the Department of Health and Mental Hygiene for the Prince George’s County Health Care System. The fiscal year 2011 budget also eliminates operating funds for certain road improvements, which will be funded in fiscal year 2011 by general obligation bonds instead. No transfers from the State Reserve Fund to the general fund are planned in fiscal year 2011.

As of July 15, 2010, the State projected the general fund balance on a budgetary basis at June 30, 2011 to be $203.9 million. In addition, the State projected the balance in the Revenue Stabilization Account of the State Reserve Fund to be $630.7 million at June 30, 2011, equal to 4.8% of estimated general fund revenues.

Federal stimulus funding. ARRA provides support for the states, including the State, by funding infrastructure, education programs, human services programs, and providing discretionary funds. ARRA provides over $4.5 billion in formula funding to Maryland governments. ARRA grants to Maryland provide $421.7 million for educational programs, $765.2 million for infrastructure programs, and $477.7 million for other programs. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State or Maryland local governments will receive and, accordingly, they are not included in ARRA estimates for Maryland.

ARRA’s most significant impact for Maryland is the $2.9 billion that can support State general fund commitments. These funds support Medicaid, education, and discretionary State spending; the funds are used in the place of general funds to sustain State funding from fiscal years 2009 to 2011. When the funds are no longer available, the State and other Maryland local government will need to replace the funds or reduce spending. ARRA also permits 18.2% of the Fiscal Stabilization funds to support general government services; these funds, which total $160.1 million, have been applied $1.5 million in fiscal year 2009, $79.6 million to 2010 and the remaining $79.0 million is included in the fiscal year 2011 budget.

Other fiscal challenges facing Maryland. The State also has a substantial unfunded actuarial liability, estimated to be approximately $18.4 billion as of June 30, 2009, or 172.2% of payroll, on the pension plans guaranteed by the State. Other retirement programs administered by the State also are experiencing material shortfalls, as are the retirement programs of the City of Baltimore. In addition, after several years of analysis of the State’s other post-employment benefit (“OPEB”) liabilities, the State has determined that the State’s unfunded actuarial accrued liability for OPEB liabilities was $15.5 billion as of June 30, 2009; the amount held in trust to pay OPEB liabilities was $174.3 million as of that date. A commission formed in 2006 to develop a plan with respect to the State’s OPEB liabilities reported in an Interim Report released in December 2008 that, in its view, Maryland cannot sustain the current level of retiree health benefits. The commission is continuing to explore options for redesigning retired health benefits and/or the way the State pays for them to arrive at a solution that is both fiscally sound and fair to current and retired State employees.

State-level municipal obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. In its fiscal year 2009 capital program, 49% of the new general obligations bond authorizations represent financing of State-owned capital facilities and State programs, 50% represent financing of capital improvements owned by local governmental units, and 1% represent financing of capital improvements owned by non-profit or other private entities. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. The State has projected to have approximately $9,695.1 billion of State tax-supported debt outstanding as of July 31, 2010.

The State’s public indebtedness can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects, including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 15, 2010, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financed facilities, including an expansion to BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2009 General Assembly established a maximum outstanding principal amount of $661.8 million as of June 30, 2010, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. As of March 31, 2010, the outstanding principal amount of such nontraditional debt was $671.4 million and is projected to be $661.8 million at June 30, 2010.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues. At March 31, 2010, the principal amount of outstanding Maryland Stadium Authority bonds and capital leases was $249.7 million.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $53.3 million in revenue (cash basis) during fiscal year 2009. Future sewer fee revenues are projected at approximately $55.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first $50 million of Bay Restoration Revenue Bonds were issued on June 25, 2008. Between 2010 and 2012, the Maryland Water Quality Financing Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds. A fiscal year 2010 transfer of $155.0 million and a fiscal year 2011 transfer of $45.0 million from the Bay Restoration Fund to the general fund will not affect the security or issuance of these bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments. As of June 30, 2010 the total of such financings outstanding was $210.6 million.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other issuers of municipal bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement. Over the last several years, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds. Additionally, most issuers within Maryland have received lower ratings than the State.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue bonds. Many of the municipal corporations in Maryland have also issued bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers and the revenues pledged to the repayment of the bonds.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants. However, cuts in State aid to local governments, lower tax and other receipts and the overall economic situation have required some Maryland counties and municipalities to find creative sources of revenue and to cut services and expenditures. The ongoing budget shortfalls at the State level, as well as other future events, might require further reductions in, or the discontinuation of, some or all State aid payments to local governments. Cutbacks in State aid and reductions in other local revenues are adversely affecting local economies.

Risks and uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes or other revenues supporting the debt. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those listed above. Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their obligations. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the economic environment has had and continues to have a substantial impact on the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, interest rates on some financings have increased and other financing sources have dried up. As a result, some local governments and other borrowers have experienced increased borrowing costs or cash flow difficulties.

As described above, State and local revenues have been reduced due, at least in part, to the current economic environment. Substantial losses in the job market, considerable declines in individual and business income taxes and transfer and other ad valorem property taxes, coupled with reduced consumer and business expenditures have already impacted State and local revenues and are likely to continue to do so for some time. The cumulative effect of the ongoing market uncertainty and the economy makes the economic outlook of the State, its political subdivisions and other borrowers challenging and at the same time, difficult to predict. While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are experiencing the same difficulties as in the rest of the nation. Additionally, funds received by the State and any localities under ARRA are only temporarily available to support general fund commitments. Maryland and its local governments will need to decrease spending, cut employment, raise taxes and take other measures to balance their budgets for several years.

The impact of State budget cuts places an additional burden on local governments. The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues. Many of these local governments depend on State aid, and cutbacks in such aid as a result of the State’s own financial issues is adversely affecting local budgets.

Finally, the ongoing economic environment and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to service the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations. Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budget of private borrowers.

North Carolina

State Economy

According to 2008 U.S. Census Bureau estimates, the State of North Carolina (“North Carolina” or the “State”) is the tenth most populous state, with a population greater than 9.2 million people. Its economy is a combination of manufacturing, agriculture, services and tourism. There is also a significant military presence in North Carolina, contributing almost 7% of the gross state product, according to a 2008 study by the North Carolina Department of Commerce.

The State is transitioning from an economy based mainly in agriculture and manufacturing (e.g. furniture and textiles) to a services and goods based economy. Greater than 50% of North Carolina’s labor force is employed in one of four industry sectors: health care and societal assistance, retail trade, manufacturing and educational services. However, the manufacturing slowdown continues to be felt in North Carolina. Manufacturing employment, which currently constitutes approximately 11.5% of total employment, has decreased significantly from 2003, when it constituted approximately 16% of total employment. While North Carolina remains the national leader in textile employment, job losses in the industry, which have been mounting for decades, are expected to continue. Nationwide, employment in the textile industry is expected to decline by 35% through the year 2016.

The national and global economic downturn has had a negative impact on North Carolina’s economy. North Carolina’s labor market has contracted significantly since January 2008, with the unemployment rate rising from 5.0% in January 2008 to 10.8% in April 2010. During the same period, total employment (as reported by the Employment Security Commission of North Carolina) decreased by over 251,000 jobs or 5.8%. The unemployment rate in April 2010 was the nation’s fourteenth highest and is slightly below the State’s highest recorded unemployment rate since the State began keeping seasonally adjusted data in 1976 (11.2% in February 2010). The unemployment rate is predicted to peak in 2010, followed by a decrease to approximately 9.0% in 2011. The education and health services sector, which is projected to expand 2.5% over the next several years, will likely lead the growth in employment, while construction and manufacturing will likely suffer longer than other industry sectors.

State Budget

The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State’s budget is originally proposed by the Governor (the “Governor’s Recommended Budget”) in odd-numbered years. The Governor’s Recommended Budget is a biennial budget covering the two fiscal years starting July 1 of the year in which it is first proposed, and ending June 30 of the second year thereafter. The North Carolina General Assembly (the “General Assembly”), which has final authority to approve the State’s budget, considers the Governor’s Recommended Budget during its long session, held in odd-numbered years, making changes as it sees fit. The final budget must be ratified by both houses of the General Assembly and either signed into law by the Governor or, if the Governor vetoes the bill, overridden by a 3/5 vote of the General Assembly. During its short session, held in even-numbered years, the General Assembly has the power to adjust the certified budget for the second year of the biennium, based on revenues collected and economic and other considerations. The biennial budget for fiscal years 2009-2010 and 2010-2011 was ratified by the General Assembly on August 5, 2009 and signed into law by the Governor on August 7, 2009 (the “Certified Budget”).

The Certified Budget included revenue adjustments and significant revisions to the State’s tax structure, together expected to generate approximately $3 billion in additional revenue over the biennium. The majority of this additional revenue was expected to come from various changes to the State’s tax laws, including a temporary increase in the sales tax rate, temporary surtaxes on individual and corporate income, a slight broadening of the sales tax base, and an increased excise tax on tobacco and alcohol sales. The additional revenue available during the biennium, consisting in large part of these changes in tax laws, totaled $1.4 billion in fiscal year 2009-10 and $1.5 billion in fiscal year 2010-11.

On April 13, 2010, the Fiscal Research Division of the General Assembly released its memorandum on the revised consensus revenue forecast for the remainder of the biennium. The consensus forecast represents a revenue forecast agreed upon by the Fiscal Research Division and the North Carolina Office of State Budget and Management and provides one basis upon which the General Assembly makes adjustments to the Certified Budget during its short session. According to the consensus forecast, the revenues for 2009-2010 are expected to fall short of the Certified Budget’s forecast by $391 million. The shortfall for 2010-2011 is even more severe, with revenues forecast to be $788 million less than anticipated in the Certified Budget.

On June 30, 2010, the General Assembly ratified, and the Governor signed into law, a bill adjusting the second year of the Certified Budget, making changes to the fiscal year 2010-2011 appropriations and revenues. The fiscal year 2010-2011 adjustment combines reductions in spending across a number of State departments and agencies with adjustments to revenue, in order to close the projected revenue gap and balance the budget, as required by the North Carolina Constitution.

Financial Report

On June 15, 2010, the Office of the State Controller released its General Fund Monthly Financial Report for the period ended May 31, 2010. The General Fund had a negative balance in unreserved funds of $18.4 million, compared to a negative balance of $344.8 million as of May 31, 2009. For May 2010, North Carolina’s tax revenues, net of refunds, increased by $115.9 million, or 11.6%, compared to May 2009. For the year to date through May 31, 2010, net tax revenues reflected an increase of $644.7 million, or 4.2%. For the year to date through May 31, 2010, investment earnings declined from the same time period in 2009 by $75.6 million, or 67%, due to lower rates of return on investment and lower cash availability for investment.

Litigation

The State is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

In Hoke County, et al, v. State of North Carolina and State Board of Education, students and the boards of education in five North Carolina counties sought a declaration that the public school system of North Carolina, by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various public education statutes, violates the North Carolina Constitution. After its motion to dismiss was denied, the State appealed, and the North Carolina Supreme Court held that North Carolina’s funding system for public education does not unlawfully discriminate against low wealth counties. However, the court held that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education and remanded the case for trial. On October 26, 2000, the trial court held that at-risk children in North

Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the North Carolina Supreme Court. On March 26, 2001, the trial court ordered all parties to determine why certain school systems were succeeding without additional funding. The court re-opened the trial, in the fall of 2001, to call additional witnesses, resulting in the trial court directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The North Carolina Supreme Court affirmed the trial court, with the exception of the requirement for pre-kindergarten educational programs. The State is currently taking steps to respond to the court’s directives. The amount of resources which may ultimately be required is not yet known but, according to the Office of the State Controller’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2009, could exceed $100 million.

In N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al., plaintiffs (including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties) requested a declaration that certain payments to state administrative agencies are civil penalties which, under the North Carolina Constitution, must be paid to the schools. On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs, holding that the funds are civil fines or penalties required by the North Carolina Constitution to be paid to the public schools in the county where the violation occurred. The case was appealed, and the decision of the North Carolina Court of Appeals was substantially favorable to the State. The North Carolina Supreme Court reversed, holding that a majority of the funds in dispute are civil penalties required to be paid for the benefit of public schools. On August 8, 2008 the trial court entered judgment in favor of the plaintiffs for approximately $750 million. However, the court acknowledged that the judicial branch cannot force the State to satisfy the judgment and that any decision to do so must be made by the General Assembly.

North Carolina and seven other southeastern states are members of the Southeast Interstate Low-level Radioactive Waste Management Compact (the “Compact”) to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. The responsibility for developing the first disposal site was assigned to North Carolina, which, according to certain members of the Compact and the commission which administers the Compact (the “Commission”), did not actively pursue the permitting and development of the proposed site. After North Carolina withdrew from the Compact in 1999, the other members of the Compact and the Commission demanded the repayment, with interest, of $80 million expended on the permitting, plus $10 million of future lost income, interest and attorneys’ fees. On August 5, 2002 the Commission and four member states filed a motion requesting the United States Supreme Court to hear the claim, which the Court accepted on June 16, 2003. North Carolina’s motion to dismiss was denied on November 17, 2003. The Court appointed a Special Master, which heard oral arguments on motions filed by both sides and issued his “Preliminary Report” and his “Second Report” on April 2, 2009. In his reports, the Special Master recommended, among other things, that the Court dismiss the claims seeking monetary sanctions and enter partial summary judgment finding that North Carolina did not breach the Compact by withdrawing. North Carolina and the plaintiffs filed a total of nine exceptions to the Special Master’s reports. The United States Supreme Court rejected all nine exceptions, adopting the recommendations of the Special Master, with the effect of terminating the plaintiffs’ statutory and contractual claims. However, in rejecting North Carolina’s exceptions to the Special Master’s report, the Court allowed further briefing and argument on the plaintiffs’ equitable claims (unjust enrichment, promissory estoppel, and money had and received).

In Goldston v. State of North Carolina, plaintiffs demanded the return to the Highway Trust Fund of funds transferred from the Highway Trust Fund to the General Fund to balance the state budget. The suit alleges that the transfer of funds constitutes a borrowing by the State and is unlawful and unconstitutional. The plaintiffs requested a declaration that taxes collected for the Highway Trust Fund cannot be used for other purposes. The trial court granted summary judgment for the State on all issues. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court’s order. The North Carolina Supreme Court, in an opinion filed December 15, 2006, reversed the Court of Appeals, concluding that plaintiffs have standing to pursue their claims. The trial court, on March 7, 2008, again granted summary judgment in favor of the State, and again plaintiffs appealed. The North Carolina Court of Appeals, on September 15, 2009, held that, while the transfer by the General Assembly of $125 million from the Highway Trust Fund to the General Fund was permitted, the transfer of $80 million by the Governor exceeded his constitutional authority under the North Carolina Constitution. Both sides filed respective notices of appeal with the North Carolina Supreme Court. The plaintiffs’ notice of appeal was dismissed by the court on January 28, 2010. As of this writing, the court is yet to rule on the State’s notice of appeal.

On April 20, 2006, the State filed a motion for declaratory order against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company, in State of North Carolina v. Philip Morris, USA Inc., et al. The motion sought a declaration, among other things, that in 2003, North Carolina continuously had a “Qualifying Statute” in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the Tobacco Master Settlement Agreement (the “MSA”), the agreement by which the largest tobacco companies make payments to various states, including North Carolina, to compensate them for smoking-related illnesses amongst their citizens. If North Carolina were not to prevail in the diligent enforcement litigation, the State may be unable to recover a portion of that year’s MSA payment. On December 4, 2006, the trial court allowed the defendants’ motion to compel arbitration of these issues. The North Carolina Court of Appeals affirmed the trial court. On March 19, 2009, the State’s appeal to the North Carolina Supreme Court was denied. The State will therefore now be required to participate in a national arbitration process with the tobacco companies and 47 other MSA states and territories, the courts of which have considered similar litigation and concluded that the issues must be arbitrated.

The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, financial reports from the Office of the State Controller of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina

The South Carolina (State) Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, must take action to avoid a fiscal year-end deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

Fiscal Year Ended June 30, 2009

The original revenue estimate adopted by the Board of Economic Advisors for the State’s Budgetary General Fund for the fiscal year ended June 30, 2009 was $7,246.4 million, and the appropriation act estimate as enacted by the General Assembly was $6,735.7 million. On July 21, 2008, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $7,106.4 million, a decrease of $140.0 million, and a 1.9% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on August 12, 2008 reduced the State’s Capital Reserve Fund of $133.2 million as required by the State Constitution and the State’s fiscal year 2008-09 Appropriation Act. Reduction of the Capital Reserve Fund reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. Additionally, the State Budget and Control Board mandated an across the board reduction of General Fund appropriations of 3% for all agencies except where prohibited by proviso and approved a 3% reduction of the Local Government Fund. Additionally, certain agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of reduction of the Capital Reserve Fund. On October 8, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,692.4 million, a decrease of $414 million, and a 7.6% reduction to its original fiscal year 2008-09 estimate.

On October 20, 2008, the South Carolina General Assembly reconvened to amend the general appropriations act for fiscal year 2008-09, enact targeted reductions in General Fund appropriations, suspend actions of the State Budget and Control Board described above that mandated the across board reduction of General Fund appropriations and the reduction to the Local Government Fund, and validate and confirm use of the Capital Reserve Fund to offset the revenue shortfall for fiscal year 2008-09. These amendments to the 2008-09 appropriations act totaled expenditure reductions of $621.1 million, consisting of $487.9 million in targeted reductions and the $133.2 million reduction of the Capital Reserve Fund described above. On November 7, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,557.4 million, a decrease of $135.0 million, and a 9.5% reduction to its original fiscal year 2008-09 estimate. On December 10, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,327.7 million, a decrease of $229.7 million, and a 12.7% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on December 11, 2008 mandated an across the board reduction of General Fund appropriations of 7% for all agencies except where prohibited by proviso and approved a 7% reduction of the Local Government Fund. On March 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,263.3 million, a decrease of $64.4 million, and a 13.6% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on March 18, 2009 mandated an across the board reduction of General Fund appropriations of 2% for all agencies except where prohibited by proviso. On June 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,171.3 million, a decrease of $92.0 million, and a 14.8% reduction to its original fiscal year 2008-2009 estimate.

On August 14, 2009, the state’s Comptroller General reported that the state completed the 2008-09 fiscal year with a net budgetary general fund deficit of $339.5 million. Accordingly, $133.2 million of the 2008-09 Capital Reserve Fund and $108.1 million of the General Reserve Fund were applied to offset the budgetary deficit. Despite these offsets, the state completed the 2008-09 fiscal year with a $98.2 million net budgetary general fund deficit following application of reserves. In response, the State Budget and Control Board at its meeting on September 3, 2009, acting pursuant to the South Carolina Code of Laws, approved a borrowing in the amount of $98,216,617, the amount needed to balance the budgetary General Fund. The borrowing was effected from surplus funds that are held in the General Deposit Account within the custody of the State Treasurer, and must be repaid on or before June 30, 2011 from the fiscal year 2010-11 General Fund.

The General Reserve Fund balance at the beginning of fiscal year 2008-09 was $95.1 million and was increased during fiscal year 2008-09 by $13.0 million. Following a $108.1 million withdrawal at year-end 2009, net of an increase during fiscal year 2009-10 by $63.9 million, the reserve was funded at $63.9 million during fiscal year 2009-10. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year. The State’s audited Comprehensive Annual Financial Report for fiscal year ended June 30, 2009 can be found at http://www.cg.state.sc.us.

Fiscal Year Ending June 30, 2010

The original revenue estimate adopted by the Board of Economic Advisors for the State’s budgetary General Fund for the fiscal year ending June 30, 2010 was $6,070.6 million, and the appropriation act estimate as enacted by the General Assembly was $5,714.0 million. On June 11, 2009, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,950.6 million, a decrease of $120.0 million, and a 2.0% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on June 29, 2009 reduced the State’s Capital Reserve Fund of $120.0 million (effective July 1, 2009 with subsequent ratification at its next meeting) as required by the State Constitution and the State’s fiscal year 2009-10 Appropriation Act. On July 16, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,742.3 million, a decrease of $208.3 million, and a 5.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on September 3, 2009 reduced the remaining balance in the Capital Reserve Fund of $7.8 million and mandated an across the board reduction of general fund appropriations of 4.04% for all agencies except where prohibited by proviso or statue. On November 10, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,620.0 million, a decrease of $122.3 million, and a 7.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on

December 15, 2009 mandated an across the board reduction of General Fund appropriations of 5.0% for all agencies except where prohibited by proviso or statute. The action taken by the State Budget and Control Board on December 15, 2009 included consideration for the $122.3 million revenue revision adopted by the Board of Economic Advisors on November 10, 2009, and an additional $98.2 million necessary to avoid a year-end deficit in fiscal year 2009-10 that arose as a consequence of the previously described deficiency in the budgetary General Fund when closing the books on June 30, 2009. On April 14, 2010, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,559.9 million, a decrease of $60.1 million, and a 8.4% reduction to its original fiscal year 2009-10 estimate.

Through June 30, 2010, total General Fund revenue collections year to date exceeded the fiscal year 2009-10 revised revenue plan adopted on April 14, 2010 by $134.7 million or 2.5%, and were under prior year collections for the same period by $337.1 million or 5.8%.

State’s Economy

The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross Domestic Product. At December 31, 2008, principal contributors to the State’s gross domestic product were the trade, transportation and utilities industries (20%), and manufacturing sectors (18%), followed by government (15%). During the years 2003-2008, the fastest growing contributors to the State’s gross domestic product were the information industry (8.3% average annual growth), followed by professional and business services (4.9%) and education and health services (3.9%). Manufacturing declined over the period by 2.6% in South Carolina, while growing slightly in both the southeast by 0.4% and the nation by 1.2%. The State’s total gross domestic product grew at an average annual growth rate of 1.0% (v. 2.0% for southeastern states, and 2.0% for the nation) from 2003-2008.

Employment. The State’s unemployment rate in June, 2010 was 10.7%, as compared to 9.2% for the southeastern states and 9.5% for the nation. Over the past several years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural employment increased 4.9% from 2003-2008, to 1.89 million by December, 2008. Strongest job growth through the period 2003-2008 occurred in the government sector (38,700, 1.2%), followed by education and health services (30,400, 3.2%), professional and business services industry (22,900 jobs, 2.3% average annual growth), trade, transportation and utilities (18,000, 1.0%), leisure and hospitality (13,500, 1.4%), and financial activities (13,200, 2.7%). During the same period, the State’s manufacturing sector declined by 67,600 jobs (2.6%).

Per Capita Income. In 2008, the State’s per capita income increased to $31,854 or 2.4% year over year, compared to an increase of 2.3% for the southeast and 2.9% for the nation. The State’s per capita income was 80.2% of the national (compared to 80.5% in 2007) and 89.0% of the southeast (compared to 88.9% in 2007) per capita income.

Population. The State’s population estimate at December 31, 2008 was almost 4.5 million. The State’s rate of growth in population was 10th fastest in the United States in 2008.

Economic Development. For the calendar year 2008, the South Carolina Department of Commerce reported $4.170 billion in new capital investments that are expected to create about 18,993 new jobs. Over the past three years, 29 percent of those jobs were in the State’s rural areas. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website, located at http://www.sccommerce.com.

Litigation

There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. The Attorney General of the State advises that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayer vs. South Carolina Department of Revenue. A separate anonymous taxpayer protest seeks a refund of income taxes pursuant to the statute providing for tax credits related to Economic Impact Zones. The Department of Revenue denied the refund, and the matter came before an Administrative Law Court. The Administrative Law Court allowed a $2,112,640 refund for tax year 1995, but denied the $15,323,257 refund request for tax years 1997 and 1998. Both the taxpayer and DOR are seeking judicial review by the Circuit Court.

Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and that the students in the school districts are denied the opportunity to receive minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were denied in June, 2007, and the parties have since appealed to the South Carolina Supreme Court. The Supreme Court heard the case on June 25, 2008, but has yet to render a decision. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 Appropriation Act for $23 million to be expended for the purpose of initially addressing the court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which State troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (FLSA) and the State Wage Payment Act. The court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Ahrens et al. v. The South Carolina Retirement System and the State of South Carolina. This case is a class action case alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (Act No. 153) requiring working retirees in the South Carolina Retirement System (SCRS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits granting the Plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The Retirement Systems and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $44.5 million in the form of retirement contributions from members of the South Carolina Retirement System who retired prior to July 1, 2005, separated from employment and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Retirement Systems and the State of South Carolina believe their appeal is meritorious and is vigorously contesting these claims and pursuing all appellate options.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. This case is a class action case filed on August 9, 2005, alleging that provisions in Act No. 153 requiring working retirees in the Police Officers Retirement System (PORS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits in the matter granting the plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The PORS and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $14.3 million in the form of retirement contributions from members of the Police Officers Retirement System who retired prior to July 1, 2005 and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all, of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Police Officers Retirement System and the State of South Carolina believe their appeal is meritorious and is vigorously contesting contesting these claims and pursuing all appellate options.

Other Litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

Miscellaneous

South Carolina Lottery. In November, 2000, the State’s electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay all operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, which are required to be credited to the Education Lottery Account, must be allocated by the General Assembly only for educational purposes.

The latest information available indicates a total of $270 million net of operating expenses has been transferred to the Education Lottery Account. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher teaming programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia

Debt may be issued by or on behalf of the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). Private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Section 9 of Article X of the Virginia Constitution provides for the issuance of (a) debt to which the Commonwealth’s full faith and credit is pledged (“general obligation debt”) and (b) debt of the Commonwealth not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections and other sources of revenue. The Commonwealth and its localities may also enter into leases and contracts that are not “debt” for constitutional purposes, even though they are classified as long-term indebtedness on the issuer’s financial statements. The repayment of such obligations is contingent upon the receipt of periodic appropriations of funds for debt service by the applicable governing body.

The Virginia Constitution authorizes general obligation debt for various purposes, and imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, makes such debt subject to approval in a state-wide referendum election. The restrictions applicable to general obligation debt of the Commonwealth do not apply to obligations for which the full faith and credit of the Commonwealth is not pledged towards the payment of such indebtedness. Such bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax and other state revenues or solely from revenues derived from revenue-producing undertakings.

The Virginia Intermediate Municipal Bond Fund invests in debt obligations issued by Virginia local governments in addition to indebtedness of the Commonwealth itself. Local government units in the Commonwealth are comprised of counties, incorporated cities, and incorporated towns. The Commonwealth is unique in that cities and counties are independent of each other and their land areas generally do not overlap for governmental jurisdiction purposes. Cities and counties each levy and collect their own taxes and provide their own services. Towns may also levy and collect taxes for town purposes but their residents remain subject to county taxes.

Local governments are authorized under the Virginia Constitution to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval in a referendum election. The aggregate amount of general obligation debt issued by a county is not otherwise limited as to amount. Debt pledging the full faith and credit of a town or city is generally subject to a state constitutional limit on the outstanding amount of such debt equal to 10 percent of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not generally subject to such limit or voter approval requirements.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “state aid intercept provision” provides security for the repayment of general obligation indebtedness by a locality. That statute creates a mechanism by which the Commonwealth may withhold appropriated funds payable from the state to any locality for application toward any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities, community development authorities, utility service districts and other issuers created and empowered to issue bonds by Virginia statute. Such bonds are usually payable from the revenues derived from a particular undertaking and are not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. These issuers do not typically have taxing power.

The General Fund is the chief operating fund of Virginia. The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth. Such taxes are imposed in accordance with statutory and regulatory requirements upon: (1) individual and fiduciary income; (2) corporation and other business income; (3) state sales and use transactions; (4) deeds, contracts, wills and lawsuits; and (5) premiums of insurance companies. Financial accounting (under generally accepted accounting principles, or

GAAP) and budgetary accounting (on a cash basis) is maintained on a June 30 fiscal year basis by the Commonwealth and its cities, towns and counties. The most recent audited financial statements available for the Commonwealth are for the fiscal year that ended on June 30, 2009.

The General Fund balance decreased by $1.4 billion in fiscal year 2009, a 62.9 percent reduction from fiscal year 2008. Fiscal year 2009 state revenue collections, including taxes, were $14,876,226. However, overall tax revenues decreased by 8.9 percent from fiscal year 2008 to fiscal year 2009. Individual and fiduciary income tax revenues decreased by 6.3 percent and there was a 5.6 percent decline in state sales and use taxes, a 19.8 percent decrease in corporate income taxes, a 5.2 percent decline in Public Service Corporation taxes and a 27.9 percent decrease in other taxes including deeds, contracts, wills and lawsuits, alcoholic beverage sales, tobacco products, estate and other taxes. Overall revenue and non-tax revenues decreased by 9.0 percent and by 11.5 percent, respectively. Overall expenditures declined by 3.8 percent in fiscal year 2009, compared to a 6.6 percent increase in fiscal year 2008. Individual and family service expenditures decreased by $243.0 million, or 5.7 percent, and education expenditures increased by $223.2 million, or 2.9 percent. General government expenditures decreased $120.5 million or 6.7 percent.

General Fund revenues were less than expenditures and other uses by $1.4 billion in fiscal year 2009. The General Fund unreserved balance on a budgetary basis decreased by $930.9 million, or 85.3 percent, from fiscal year 2008 to fiscal year 2009 while reserved General Fund balances decreased by $465.4 million or 41.3 percent during the same period. Total revenues and total expenditures decreased by 9.0 percent and 3.8 percent, respectively. Transfers to the General Fund increased by 4.7 percent while transfers out decreased by 19.9 percent.

Of the $823.5 million General Fund balance at June 30, 2009, $575.1 million was reserved for the Revenue Stabilization Fund. During fiscal year 2009, a $490 million withdrawal was made from the Revenue Stabilization Fund. The Revenue Stabilization Fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the Revenue Stabilization Fund be included as a component of the General Fund only for financial reporting purposes.

Under the provisions of Article X, Section 8 of the Constitution of Virginia, and based on fiscal year 2009 revenue collections, no deposits are required during fiscal year 2011. Section 2.2-1829(b) of the Code of Virginia, requires that if certain revenue criteria are met, then an additional deposit to the Revenue Stabilization Fund equal to at least one-half the mandatory deposit must be included in the Governor’s budget. The Code further requires that any such additional deposits to the Revenue Stabilization Fund shall be included in the Governor’s budget recommendations only if the estimate of General Fund revenues for the fiscal year in which the deposit is to be made is at least 5 percent greater than the actual General Fund revenues for the immediately preceding fiscal year. These conditions were not met for fiscal year 2009. The Constitutional maximum for the Revenue Stabilization Fund remains at $1.4 billion for fiscal year 2010.

On May 17, 2010, Virginia’s biennial budget was approved by the governor and enacted as the 2010-12 Appropriations Act (“Budget Bill”). The Budget Bill became effective on July 1, 2010 and includes projected General Fund revenue of $15,383,733,704 for the fiscal year ending on June 30, 2011 with appropriations of $15,376,985,189 and projected General Fund revenues of $16,017,286,924 for the fiscal year ending on June 30, 2012 with appropriations of $16,021,156,894. The biennial budget included, among other things, a $50,000,000 deposit to the Revenue Stabilization Fund scheduled for the fiscal year ending on June 30, 2012.

Virginia’s 2011-2012 biennial budget (enacted in 2010) projected total General Fund revenue available for appropriation to equal $31,401,020,628 billion for fiscal years 2011 and 2012. Lower revenue collections previously resulted in adjustments and recalibrations to the fiscal year 2009 budget. However, Virginia’s Secretary of Finance released a statement on behalf of the Governor on July 14, 2010 which indicates that the Governor anticipates a revenue surplus at the end of the 2010 fiscal year on June 30 estimated to be at least $220 million, attributable primarily to individual and corporate and business tax receipts. The final figure for the surplus will be made official in August after final adjustments to the financial information are made. The Governor also noted that although this is a positive development, local government finances remain under stress.

Over $5 billion of federal stimulus funds has been allocated to Virginia under the American Reinvestment and Recovery Act (ARRA). Legislation effective in April 2009 allowed appropriation and spending of ARRA funding by the Virginia General Assembly. The General Assembly has distributed allocations and appropriations across several fiscal years. Approximately 30 percent of the total available AARA funds were allocated to fiscal year 2009, with the remainder either being allocated specifically to fiscal year 2010 or remaining to be allocated to either fiscal year 2010 or 2011.

The Commonwealth’s 2009 estimated population of 7,882,590 was approximately 2.6 percent of the United States’ total. With 39,594 square miles of land area, its 2008 population density was estimated to be 196.22 persons per square mile, compared with 95.66 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2008, the Commonwealth had per capita personal income of $42,876, which was greater than the national average of $39,371, the eighth highest state average nationally and the highest of the Southeast region. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had a preliminary unemployment rate of 7.2 percent as of June 2009 compared to 9.5 percent nationally, making the Commonwealth the state with the ninth lowest unemployment rate in June 2009. Furthermore, Virginia had a preliminary seasonally adjusted unemployment rate of 7.0 percent as of June 2010 compared to 9.5 nationally.

As of June 30, 2010, Virginia’s bond rating is the best available from the leading ratings agencies at (Aaa/AAA/AAA from Moody’s, Standard & Poor’s, and Fitch Ratings, respectively) for long-term general obligation bonds and has maintained its top rating for such bonds for a period of time believed to be longer than any other state.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. The Adviser has not independently verified any of the information contained in these official statements or documents.

APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund	Columbia Large Cap Index Fund
ColumbiaSM Acorn International®	Columbia Large Cap Value Fund
ColumbiaSM Acorn International Select®	Columbia Liberty Fund
ColumbiaSM Acorn Select®	Columbia LifeGoal® Balanced Growth Portfolio
ColumbiaSM Acorn USA®	Columbia LifeGoal® Growth Portfolio
Columbia Asset Allocation Fund	Columbia LifeGoal® Income and Growth Portfolio
Columbia Asset Allocation Fund II	Columbia LifeGoal® Income Portfolio
Columbia Balanced Fund	Columbia Marsico 21st Century Fund
Columbia Blended Equity Fund	Columbia Marsico Focused Equities Fund
Columbia Bond Fund	Columbia Marsico Global Fund
Columbia California Intermediate Municipal Bond Fund	Columbia Marsico Growth Fund
Columbia California Tax-Exempt Fund	Columbia Marsico International Opportunities Fund
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Conservative High Yield Fund	Columbia Massachusetts Tax-Exempt Fund
Columbia Contrarian Core Fund	Columbia Masters International Equity Portfolio
Columbia Convertible Securities Fund	Columbia Mid Cap Core Fund
Columbia Core Bond Fund	Columbia Mid Cap Growth Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)	Columbia Mid Cap Index Fund
Columbia Disciplined Value Fund	Columbia Mid Cap Value Fund
Columbia Dividend Income Fund	Columbia Multi-Advisor International Equity Fund
Columbia Emerging Markets Fund	Columbia New Jersey Intermediate Municipal Bond Fund
Columbia Energy and Natural Resources Fund	Columbia New York Intermediate Municipal Bond Fund
Columbia Federal Securities Fund	Columbia New York Tax-Exempt Fund
Columbia Georgia Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Global Value Fund	Columbia Oregon Intermediate Municipal Bond Fund
Columbia Greater China Fund	Columbia Overseas Value Fund
Columbia High Income Fund	Columbia Pacific/Asia Fund
Columbia High Yield Municipal Fund	Columbia Real Estate Equity Fund
Columbia High Yield Opportunity Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Intermediate Bond Fund	Columbia Select Large Cap Growth Fund
Columbia Intermediate Municipal Bond Fund	Columbia Select Opportunities Fund
Columbia International Bond Fund	Columbia Select Small Cap Fund
Columbia International Growth Fund	Columbia Short Term Bond Fund
Columbia International Stock Fund	Columbia Short Term Municipal Bond Fund
Columbia International Value Fund	Columbia Short-Intermediate Bond Fund
Columbia Large Cap Core Fund	Columbia Small Cap Core Fund
Columbia Large Cap Enhanced Core Fund	Columbia Small Cap Growth Fund I
Columbia Large Cap Growth Fund	Columbia Small Cap Growth Fund II

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Columbia Small Cap Index Fund	Columbia Technology Fund
Columbia Small Cap Value Fund I	Columbia Thermostat Fund®
Columbia Small Cap Value Fund II	Columbia Total Return Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund	Columbia U.S. Treasury Index Fund
Columbia Strategic Income Fund	Columbia Value and Restructuring Fund
Columbia Strategic Investor Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Tax-Exempt Fund	Columbia World Equity Fund

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APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

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Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Seligman TargETFund 2015

Seligman TargETFund 2025

Seligman TargETFund 2035

Seligman TargETFund 2045

Seligman TargETFund Core

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

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Appendix C—Pro forma financial statements

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of November 30, 2010.

Table 1—Reorganizations

Selling Fund	Buying Fund	Period Ended
RiverSource Partners Fundamental Value Fund	Columbia Contrarian Core Fund	September 30, 2010
Seligman Capital Fund	Columbia Mid Cap Growth Fund	August 31, 2010
Seligman Growth Fund	Columbia Large Cap Growth Fund	September 30, 2010

Basis of Combination

In August 2010, the Boards of Directors of the Selling Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and each Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2—Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R	g	Class R
Class R4	g	Class R4
Class R5	g	Class R5

Note that Class R2 of certain Selling Funds was redesignated as Class R, effective September 7, 2010. Class R of such Selling Funds will reorganize into Class R of the corresponding Buying Fund, as applicable.

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, the Buying Funds will be the accounting survivors. In accordance with accounting principles generally accepted in the United States, the

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historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3—Shareholder Report Dates

Fund	Annual Report	Semi-Annual Report
Columbia Contrarian Core Fund (Buying Fund)	9/30/2010	N/A
RiverSource Partners Fundamental Value Fund (Selling Fund)	5/31/2010	N/A
Columbia Mid Cap Growth Fund (Buying Fund)	8/31/2010	N/A
Seligman Capital Fund (Selling Fund)	12/31/2009	6/30/2010
Columbia Large Cap Growth Fund (Buying Fund)	9/30/2010	N/A
Seligman Growth Fund (Selling Fund)	12/31/2009	6/30/2010

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4—Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Contrarian Core Fund (Buying Fund)	$590,491,572	September 30, 2010
RiverSource Partners Fundamental Value Fund (Selling Fund)	$531,059,186	September 30, 2010
Columbia Mid Cap Growth Fund (Buying Fund)	$1,092,860,028	August 31, 2010
Seligman Capital Fund (Selling Fund)	$213,640,293	August 31, 2010
Columbia Large Cap Growth Fund (Buying Fund)	$1,219,220,273	September 30, 2010
Seligman Growth Fund (Selling Fund)	$1,566,093,438	September 30, 2010

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of each Buying Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the reorganizations and other contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

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Table 5—Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

RiverSource Partners Fundamental Value Fund into Columbia Contrarian Core Fund
Estimated Reorganization Costs	$90,419
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,121,460,339

Increase (Decrease)
Management fees (2)	($685,608)
Custodian fees (3)	($37,637)
Pricing and bookkeeping (4)	($115,837)
Professional fees (5)	($13,015)
Registration fees (5)	($40,720)
Reports to shareholders (5)	($18,403)
Transfer agency fees (3)	($182,185)
Other (5)	($7,277)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (6)	$736,650

Seligman Capital Fund into Columbia Mid Cap Growth Fund
Estimated Reorganization Costs	$204,546
Combined Fund Net Assets as of the Date Indicated in Table 4	$1,306,295,775

Increase (Decrease)
Management fees (7)	($236,100)
Plan administration fee (8)	($25,357)
Custodian fees (3)	($35,979)
Pricing and bookkeeping (4)	($145,095)
Professional fees (5)	($21,856)
Registration fees (5)	($45,960)
Reports to shareholders (5)	($34,383)
Transfer agency fees (3)	($248,696)
Other (5)	($3,763)

Seligman Growth Fund into Columbia Large Cap Growth Fund
Estimated Reorganization Costs	$493,533
Combined Fund Net Assets as of the Date Indicated in Table 4	$2,784,820,178

Increase (Decrease)
Management fees (2)	$961,948
Custodian fees (3)	($37,348)
Pricing and bookkeeping (4)	($141,553)
Professional fees (5)	($22,981)
Registration fees (5)	($51,036)
Reports to shareholders (5)	($45,206)
Transfer agency fees (3)	$854,742
Other (5)	($29,459)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (6)	$690,901

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(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011, subject to shareholder approval.
(3)	Adjustment reflects changes in contractual rates.
(4)	Adjustment reflects changes in contractual rates. This service will not be separately charged and will be provided as a component of administration services.
(5)	Adjustment reflects the elimination of duplicate services.
(6)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.
(7)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011.
(8)	Adjustment reflects the elimination of this Selling Fund expense, which is not charged to the Buying Fund.

Pursuant to an Investment Management Services Agreement with Columbia Management, each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below. The Board of Trustees of each Buying Fund has approved a new Investment Management Services Agreement (“New Agreement”) for each of the Buying Funds, under which management fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

The New Agreements for Columbia Contrarian Core Fund and Columbia Large Cap Growth Fund are each subject to approval by shareholders of such Buying Funds.

Table 6—Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund - Proposed)
Columbia Contrarian Core Fund (Buying Fund)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.700 0.650 0.600 0.550 0.530 0.510	% % % % % %	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %

RiverSource Partners Fundamental Value Fund (Selling Fund)	First $0.5 Next $0.5 Next $1.0 Next $1.0 Next $3.0 Over $6.0	0.730 0.705 0.680 0.655 0.630 0.600	% % % % % %	N/A

Columbia Mid Cap Growth Fund (Buying Fund)	First $0.5 Next $0.5 Next $0.5 Over $1.5	0.820 0.750 0.720 0.670	% % % %	0.760 0.715 0.670 0.620	% % % %

Seligman Capital Fund (Selling Fund)	First $1.0 Next $1.0 Over $2.0	0.805 0.765 0.715	% % %	N/A

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Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund - Proposed)
Columbia Large Cap Growth Fund (Buying Fund)	First $0.25 Next $0.25 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.700 0.575 0.450 0.450 0.450 0.450 0.450	% % % % % % %	0.710 0.710 0.665 0.620 0.570 0.560 0.540	% % % % % % %

Seligman Growth Fund (Selling Fund)	First $1.0 Next $1.0 Over $2.0	0.655 0.615 0.565	% % %	N/A

Pursuant to an Administrative Services Agreement with Columbia Management or Ameriprise Financial, Inc. (“Ameriprise Financial”), as indicated in Table 7 below, each Fund’s administrator (“Administrator”) provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, each Fund pays its Administrator a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below. The Board of Trustees of each Buying Fund has approved a new Administrative Services Agreement for the Fund under which administration fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

Table 7—Administration Fees

Fund	Administrator	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund—New)
Columbia Contrarian Core Fund (Buying Fund)	Columbia Management	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.067 0.067 0.067 0.067 0.067	% % % % %	0.060 0.055 0.050 0.040 0.030	% % % % %

RiverSource Partners Fundamental Value Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.060 0.055 0.050 0.040 0.030	% % % % %	N/A

Columbia Mid Cap Growth Fund (Buying Fund)	Columbia Management	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.000 0.000 0.000 0.000 0.000	% % % % %	0.060 0.055 0.050 0.040 0.030	% % % % %

Seligman Capital Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.060 0.055 0.050 0.040 0.030	% % % % %	N/A

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Fund	Administrator	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund—New)
Columbia Large Cap Growth Fund (Buying Fund)	Columbia Management	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.050 0.050 0.050 0.050 0.050	% % % % %	0.060 0.055 0.050 0.040 0.030	% % % % %

Seligman Growth Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.060 0.055 0.050 0.040 0.030	% % % % %	N/A

Ameriprise Financial provides accounting services as part of its Administrative Services Agreement. State Street Bank and Trust Company provides accounting services to the Funds administered by Columbia Management.

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects that, subsequent to the Reorganizations, there may be some portfolio realignment of the Buying Funds (of securities acquired from the Selling Funds). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in a Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

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